UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04642
                                                     ---------

                          The Phoenix Edge Series Fund
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 01301-9668
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


            Kathleen A. McGah, Esq.
     Vice President, Chief Legal Officer,           John H. Beers, Esq.
     Counsel and Secretary for Registrant       Vice President and Counsel
        Phoenix Life Insurance Company        Phoenix Life Insurance Company
               One American Row                      One American Row
           Hartford, CT 06103-2899                Hartford, CT 06103-2899
--------------------------------------------------------------------------------


       Registrant's telephone number, including area code: (800) 541-0171
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2007
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                               [GRAPHIC OMITTED]
                                                                         PHOENIX

--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT




                                                                THE PHOENIX EDGE
                                                                     SERIES FUND

                                                          VARIABLE PRODUCTS FUND
                                                               DECEMBER 31, 2007

                                                     TABLE OF CONTENTS
                                                                                                                       PAGE
                                                                                                                       ----
A Message from the President........................................................................................      1
Glossary............................................................................................................      2
Disclosure of Fund Expenses.........................................................................................      6

                                                                                                                SCHEDULE OF
                                                                                      SERIES SUMMARY            INVESTMENTS
      Phoenix Capital Growth Series.......................................                         8                     44
      Phoenix Growth and Income Series....................................                        10                     46
      Phoenix Mid-Cap Growth Series.......................................                        12                     49
      Phoenix Money Market Series.........................................                        14                     51
      Phoenix Multi-Sector Fixed Income Series............................                        16                     52
      Phoenix Multi-Sector Short Term Bond Series.........................                        18                     60
      Phoenix Strategic Allocation Series.................................                        20                     66
      Phoenix-Aberdeen International Series...............................                        22                     74
      Phoenix-Alger Small-Cap Growth Series...............................                        24                     76
      Phoenix-Duff & Phelps Real Estate Securities Series.................                        26                     78
      Phoenix-S&P Dynamic Asset Allocation Series:
        Aggressive Growth.................................................                        28                     79
      Phoenix-S&P Dynamic Asset Allocation Series: Growth.................                        30                     80
      Phoenix-S&P Dynamic Asset Allocation Series: Moderate...............                        32                     81
      Phoenix-S&P Dynamic Asset Allocation Series:
        Moderate Growth...................................................                        34                     82
      Phoenix-Sanford Bernstein Mid-Cap Value Series......................                        36                     83
      Phoenix-Sanford Bernstein Small-Cap Value Series....................                        38                     85
      Phoenix-Van Kampen Comstock Series..................................                        40                     87
      Phoenix-Van Kampen Equity 500 Index Series..........................                        42                     89
Statement of Assets and Liabilities.................................................................................     96
Statement of Operations.............................................................................................    100
Statement of Changes In Net Assets..................................................................................    104
Financial Highlights................................................................................................    110
Notes to Financial Statements.......................................................................................    116
Report of Independent Registered Public Accounting Firm.............................................................    125
Board of Trustees' Consideration of Investment Advisory and Subadvisory Agreements..................................    127
Fund Management Tables..............................................................................................    163

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)
     The advisor and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the series voted proxies during the most recent 12-month period ended June 30, 2007, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION
     The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at
     http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the
     operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.



---------------------------------------------------------------------------------------------------------------------------
             Not FDIC Insured                        No Bank Guarantee                           May Lose Value
---------------------------------------------------------------------------------------------------------------------------

                          A MESSAGE FROM THE PRESIDENT


Dear Phoenix Edge Series Fund Shareholder:

[PHOTO OF PHILIP K. POLKINGHORN]

This report provides performance and portfolio details about the underlying investments of your Phoenix variable annuity or life insurance policy for the fiscal year ended December 31, 2007. I hope you will take time to review this important information.

At Phoenix, we are committed to providing you with a choice of quality investment options from professional money managers across the industry, including many well-known names. In addition to The Phoenix Edge Series Fund options discussed in this report, we also offer a selection of other investment options for your consideration.

You may wish to visit our Web site, phoenixwm.com, to learn more about the variable investments available to you, which may include new offerings from time to time. Also, if you haven't done so, this is a good time of year to meet with your financial professional to review your portfolio and make sure that your asset allocation strategy is consistent with your financial goals, especially if there have been any recent changes in your personal situation.

We appreciate your business and thank you for choosing Phoenix to be part of your financial plan. It is our great privilege to serve you.

Sincerely yours,

/s/ Philip K. Polkinghorn

Philip K. Polkinghorn
President, The Phoenix Edge Series Fund




JANUARY 2008



Asset Allocation does not guarantee against a loss, and there is no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

                                    GLOSSARY


ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC
American Municipal Bond Assurance Corporation.

COMPOSITE INDEX FOR STRATEGIC ALLOCATION SERIES
A composite index made up of 60% of the S&P 500 Index, which measures stock market total return performance, and 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance.

COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
A composite index made up of 75% of the S&P 500 Index, which measures stock market total return performance, 8% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 17% of the MSCI EAFE Index, which measures foreign market equity performance.

COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH
A composite index made up of 60% of the S&P 500 Index, which measures stock market total return performance, 27% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 13% of the MSCI EAFE Index, which measures foreign market equity performance.

COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
A composite index made up of 50% of the S&P 500 Index, which measures stock market total return performance, 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 10% of the MSCI EAFE Index, which measures foreign market equity performance.

COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE
A composite index made up of 30% of the S&P 500 Index, which measures stock market total return performance, 65% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 5% of the MSCI EAFE Index, which measures foreign market equity performance.

ETF (EXCHANGE TRADED FUND)
A Fund that tracks an index, but can be traded like a stock.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC
Financial Guaranty Insurance Company.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corporation.

FNMA OR "FANNIE MAE"
Federal National Mortgage Association.

FSA
Financial Security Assurance, Inc.

FTSE NAREIT EQUITY REITS INDEX
The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

LEHMAN BROTHERS AGGREGATE BOND INDEX
The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

MBIA
Municipal Bond Insurance Association.

MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX
The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total return basis.

MSCI ASIA EXCLUDING JAPAN TOTAL RETURN INDEX
The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of June 2007 the MSCI AC Far East ex Japan Index consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI EAFE(R) INDEX
The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI EASTERN EUROPE TOTAL RETURN INDEX
The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe, the Middle East & Africa. As of June 2007, the MSCI EM EMEA Index consisted of the following 10 emerging market country indices: Czech Republic, Hungary, Poland, Russia, Turkey, Israel, Jordan, Egypt, Morocco, and South Africa.

MSCI EMU TOTAL RETURN INDEX
The MSCI EMU (European Economic and Monetary Union) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of countries within EMU. As of June 2007 the MSCI EMU Index consisted of the following 11 developed market country indices:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, and Spain.

MSCI EUROPE TOTAL RETURN INDEX
The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of June 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI JAPAN INDEX
The MSCI Japan Index(SM) is an equity index of securities listed on Japanese stock exchanges. The index is calculated on a total return basis with gross dividends reinvested.

MSCI LATIN AMERICA TOTAL RETURN INDEX
The MSCI EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. As of June 2007 the MSCI EM Latin America Index consisted of the following 6 emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

MSCI WORLD EXCLUDING U.S. TOTAL RETURN INDEX
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

PIK (PAYMENT-IN-KIND)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX
The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX
The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX
The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX
The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(TM) VALUE INDEX
The Russell 2500(TM) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) GROWTH INDEX
The Russell MidCap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SBA
Small Business Administration.

S&P 500(R) INDEX
The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.




INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                         THIS PAGE INTENTIONALLY BLANK.

                          THE PHOENIX EDGE SERIES FUND
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
          FOR THE SIX-MONTH PERIOD OF JULY 1, 2007 TO DECEMBER 31, 2007





     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of The Phoenix Edge Series Fund, you incur ongoing costs including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in one of the series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

     This section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, this section of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


EXPENSE TABLE
--------------------------------------------------------------------------------
                     Beginning           Ending       Annualized   Expenses Paid
                   Account Value     Account Value     Expense        During
                       7/1/07           12/31/07        Ratio         Period*
--------------------------------------------------------------------------------
CAPITAL GROWTH SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,017.88        0.91%          $4.63

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,020.56        0.91            4.65

--------------------------------------------------------------------------------
GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $  998.09        0.85%          $4.28

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,020.87        0.85            4.34

--------------------------------------------------------------------------------
MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,049.44        1.05%          $5.42

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,019.85        1.05            5.36

--------------------------------------------------------------------------------
MONEY MARKET SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,024.61        0.59%          $3.01

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,022.19        0.59            3.01

--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,022.49        0.75%          $3.82

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,021.38        0.75            3.83

--------------------------------------------------------------------------------
MULTI-SECTOR SHORT TERM BOND SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,020.23        0.70%          $3.56

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,021.63        0.70            3.57

--------------------------------------------------------------------------------
STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,015.68        0.86%          $4.37

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,020.82        0.86            4.39


* Expenses are equal to the Series' annualized expense ratio which includes waived fees and reimbursed expenses, if applicable multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

   You can find more information about the Series' expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs including contractual charges associated with the separate account refer to the series prospectus and the contract prospectus.

                          THE PHOENIX EDGE SERIES FUND
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
          FOR THE SIX-MONTH PERIOD OF JULY 1, 2007 TO DECEMBER 31, 2007


EXPENSE TABLE
--------------------------------------------------------------------------------
                     Beginning           Ending       Annualized   Expenses Paid
                   Account Value     Account Value     Expense        During
                       7/1/07           12/31/07        Ratio         Period*
--------------------------------------------------------------------------------
ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,048.86        0.98%          $5.06

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,020.20        0.98            5.00

--------------------------------------------------------------------------------
ALGER SMALL-CAP GROWTH SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,036.63        1.00%          $5.13

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,020.10        1.00            5.10

--------------------------------------------------------------------------------
DUFF & PHELPS REAL ESTATE SECURITIES SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $  913.58        1.00%          $4.82

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,020.10        1.00            5.10

--------------------------------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,000.86        0.70%          $3.53

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,021.63        0.70            3.57

--------------------------------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,012.16        0.70%          $3.55

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,021.63        0.70            3.57

--------------------------------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,039.69        0.70%          $3.60

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,021.63        0.70            3.57

--------------------------------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $1,025.21        0.70%          $3.57

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,021.63        0.70            3.57

--------------------------------------------------------------------------------
SANFORD BERNSTEIN MID-CAP VALUE SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $  891.06        1.30%          $6.20

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,018.57        1.30            6.64

--------------------------------------------------------------------------------
SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $  878.16        1.30%          $6.15

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,018.57        1.30            6.64


EXPENSE TABLE
--------------------------------------------------------------------------------
                     Beginning           Ending       Annualized   Expenses Paid
                   Account Value     Account Value     Expense        During
                       7/1/07           12/31/07        Ratio         Period*
--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $  921.26        0.95%          $4.60

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,020.36        0.95            4.85

--------------------------------------------------------------------------------
VAN KAMPEN EQUITY 500 INDEX SERIES
--------------------------------------------------------------------------------
ACTUAL                $1,000.00        $  983.01        0.55%          $2.75

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       1,000.00         1,022.40        0.55            2.81


* Expenses are equal to the Series' annualized expense ratio which includes waived fees and reimbursed expenses, if applicable multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

   You can find more information about the Series' expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs including contractual charges associated with the separate account refer to the series prospectus and the contract prospectus.

CAPITAL GROWTH SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX CAPITAL GROWTH SERIES ("CAPITAL GROWTH") Seeks intermediate and long-term capital appreciation, with income as a secondary consideration.

[ ] For the 12-month reporting period, the Series returned 10.75%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the Russell 1000(R) Growth Index, the Series' style-specific benchmark, returned 11.81%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

[ ] The four quarters of 2007 experienced significant shifts in economic expectations. In the first quarter of 2007 the market's focus became the subprime mortgage issues, and the widespread impact. The result being the toll taken on financial stocks, resulting in a volatile and flat equity market. Second quarter '07 experienced thriving merger and acquisition activity, despite rising inflationary (commodity driven) fears, interest rates, and the continued deterioration of the housing markets. Third quarter of '07 experienced a liquidity freeze-up and credit-market meltdown which led to a volatile quarter. Investors reassessed their appetite for risk, as mergers and acquisitions activity came to a near standstill. These pressures and issues inspired the Federal Reserve to lower interest rates, leading to a rally, yet overall equity market sectors posted mixed results. During this period, as Hedge funds were forced to unwind leveraged positions (sell long holdings and cover short positions) to raise liquidity, investment strategies focusing on attractive valuations and higher quality suffered. Many of the same themes which impacted returns in the third quarter continued to negatively impact the U.S. equity markets during fourth quarter '07 as well. Most notably, the uncertainty surrounding the real estate and subprime mortgage markets intensified, leading to further doubt as to whether the ever-resilient consumer will be able to keep the economy free from recession in 2008. Further, energy prices continued on their upward path, resulting in a further cut of the consumer wallet. The Fed is doing its best trapeze act -- trying to balance inflation and economic weakness. In all, these fears, issues and uncertainties have led to a volatile market environment. Over the year, growth stocks generally outperformed value.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Overall, sector allocation proved very additive to returns due primarily to being underweight in the Consumer Discretionary Sector and overweight in the Materials and Energy Sectors. However, selective stock holdings detracted from returns, primarily within the Industrials and Information Technology Sectors.

[ ] Apple, a computer, digital music and mobile communications equipment manufacturer; Freeport-McMoRan, a metals mining and manufacturing company; Celanese, an industrial chemical provider; and Oracle, an enterprise software provider were the top contributors during the year. Detracting from performance were Continental Airlines, an air carrier; Electronic Data Systems, an electronic data processing provider; Watson Pharmaceuticals, a generic and branded pharmaceutical products company and WellCare Group, a managed healthcare provider.

[ ] Looking ahead to 2008, investors will continue to weigh the severity of any potential economic slowdown, the Federal Reserve's stance on inflationary pressures, the impact of the mortgage and real estate markets, the trend in both energy prices and the dollar, the level and outlook for employment, and overall, the affects felt by the consumer. We strongly believe that over the long-term, what matters most is the earnings growth and valuation of individual companies. Our investment process mirrors this view, with a continued focus on quality companies exhibiting improving fundamentals, attractive valuations and positive investor interest. We remain confident that the consistent application of our disciplined investment process will continue to produce superior results over the long term.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    BECAUSE THE SERIES IS HEAVILY WEIGHTED IN THE TECHNOLOGY SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A SERIES WITH BROADER SECTOR DIVERSIFICATION.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------

                                   1 year           5 years          10 years
--------------------------------------------------------------------------------
CAPITAL GROWTH SERIES               10.75%            9.50%            0.71%
--------------------------------------------------------------------------------
S&P 500(R) INDEX                     5.49            12.83             5.92
--------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX        11.81            12.11             3.83
--------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 0.92%; NET: 0.92%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.


[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                   Capital Growth Series        S&P 500(R) Index                   Russell 1000(R) Growth Index
  12/97            $10,000                      $10,000                            $10,000
  12/98             13,001                       12,876                             13,871
  12/99             16,859                       15,597                             18,470
  12/00             13,863                       14,164                             14,328
  12/01              9,070                       12,482                             11,402
  12/02              6,820                        9,723                              8,223
  12/03              8,626                       12,515                             10,669
  12/04              9,055                       13,875                             11,341
  12/05              9,391                       14,558                             11,938
  12/06              9,693                       16,856                             13,021
  12/07             10,735                       17,782                             14,559

SECTOR WEIGHTINGS as of 12/31/07*
-----------------------------------------------------

-----------------------------------------------------
Information Technology                          31%
-----------------------------------------------------
Health Care                                     19
-----------------------------------------------------
Industrials                                     12
-----------------------------------------------------
Energy                                           9
-----------------------------------------------------
Consumer Discretionary                           7
-----------------------------------------------------
Materials                                        7
-----------------------------------------------------
Consumer Staples                                 6
-----------------------------------------------------
Other (includes short-term investments)          9
-----------------------------------------------------
* % of total investments as of December 31, 2007.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

GROWTH AND INCOME SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX GROWTH AND INCOME SERIES ("GROWTH AND INCOME") Seeks dividend growth, current income and capital appreciation.

[ ] For the 12-month reporting period the Series returned 6.66%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The return of volatility was the key theme for the year. After posting new highs for the S&P 500 in early October, stocks turned lower on credit issues tied to subprime mortgages. The mortgages had been dissected and repackaged into securities held by large banks, brokers and insurance companies. When the low teaser rates on the mortgages reset, homeowners could no longer make their payments and the instruments defaulted. This resulted in a huge credit squeeze, causing the Fed to begin lowering interest rates in order to steer the economy away from falling into a recession. There were billion dollar write-downs of investments and several CEOs were fired.

    Also affecting the markets was a rise in the price of crude oil and a sharp decline in the value of the U.S. Dollar. Because of these issues, the United States equity markets posted mixed returns for the calendar year 2007.

    The fund's benchmark, the Standard & Poor's 500, is a representative index for large capitalization stocks and it returned 5.49%. The small cap benchmark, Russell 2000, posted a loss of 1.57%. In terms of style indices, Value stocks returned less than Growth stocks for the fiscal year. The Russell 1000 Value Index had a slight loss of 0.17%, while the Russell 1000 Growth Index had a double-digit gain of 11.81%. With sub-par returns in broad-based U.S. indices, the real action was in overseas emerging markets stocks. The MSCI Emerging Markets index posted a huge gain of 39.78%. We did not participate in this market because emerging foreign companies are not in our investment universe.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Performance for the year was favorable. The Growth & Income Series returned
    6.66%. The investment portfolio return was 117 basis points higher than the 5.49% total return for the fund's benchmark, the Standard & Poor's 500.

    In relation to the benchmark index, the fund benefited the most from sector positioning in Financials, Consumer Discretionary and Health Care. Sector positioning in Information Technology, Consumer Staples and Materials had an adverse impact on the funds performance relative to its benchmark. The top five individual stock contributors were Exxon Mobil, Occidental Petroleum, Microsoft, AT&T and National Oilwell Varco. The bottom five contributors were Citigroup, Bank of America, Merrill Lynch, American International Group and Tyco.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
------------------------------------------------------------------------------------------

                                                                Inception     Inception
                                       1 year      5 years     to 12/31/07      Date
------------------------------------------------------------------------------------------
GROWTH AND INCOME SERIES                6.66%       13.02%        5.71%        3/2/98
------------------------------------------------------------------------------------------
S&P 500(R) INDEX                        5.49        12.83         5.18         3/2/98
------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 0.97%; NET: 0.91%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                   Growth and Income Series          S&P 500(R) Index
  3/2/98           $10,000                           $10,000
   12/98            12,045                            11,895
   12/99            14,093                            14,409
   12/00            13,162                            13,086
   12/01            12,087                            11,532
   12/02             9,366                             8,983
   12/03            11,938                            11,562
   12/04            13,189                            12,818
   12/05            13,822                            13,450
   12/06            16,197                            15,572
   12/07            17,275                            16,428



SECTOR WEIGHTINGS as of 12/31/07*
-----------------------------------------------------

-----------------------------------------------------
Financials                                      20%
-----------------------------------------------------
Information Technology                          18
-----------------------------------------------------
Health Care                                     13
-----------------------------------------------------
Energy                                          12
-----------------------------------------------------
Industrials                                     11
-----------------------------------------------------
Consumer Discretionary                           9
-----------------------------------------------------
Consumer Staples                                 7
-----------------------------------------------------
Other (includes short-term investments)         10
-----------------------------------------------------
* % of total investments as of December 31, 2007.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

MID-CAP GROWTH SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX MID-CAP GROWTH SERIES ("MID-CAP GROWTH") Seeks capital appreciation.

[ ] For the 12-month reporting period the Series returned 21.80%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the Russell MidCap(R) Growth Index, the Series' style-specific benchmark, returned 11.43%.

[ ] ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE
    THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

For the period of January 1, 2007 through November 2007 Bennett Lawrence Management, LLC was the sub-advisor for the Phoenix Mid-Cap Growth Edge Series.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

    In the following commentary Bennett Lawrence Management, LLC discusses the performance under their management Series.

[ ] The year started off on a strong note as inflation and interest rate concerns took a back seat to good earnings reports and reasonable equity valuations. Beneath the surface, a change in investor preferences had begun. For the first time in a long while, demand for growth stocks strengthened. Historically, mid-cycle slowdowns (the stage in the cycle that we appeared to be in the majority of the year) have tended to favor equities in general and growth stocks in particular. As a result, earnings visibility became a most desirable trait and for the first time in seven years, growth stocks outperformed value.

[ ] Toward the end of the year, worries mounted over housing, a credit crunch and possible recession. Volatility became pronounced and the averages started to lose ground. Fortunately, the Federal Reserve had begun a campaign to restore liquidity to the credit markets. Hopefully this will provide a counterbalance to the host of issues that are on the minds of investors and weighing on share prices.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The combination of strong demand for growth stocks, prescient industry/ sector allocation decisions and strong operating results from our portfolio companies enabled the Series portfolio to enjoy performance that was over
    2.5 times greater than the Russell Midcap Growth Index.

[ ] For the first time in a long while, earnings growth was directly correlated to share performance. Generally speaking, the better the operating results, the more impressive the share gains. Needless to say, this was a very good backdrop for our high-growth investment strategy. In addition, we were rewarded for overweighting the technology sector, as trends including electronic payment transfer, e-commerce, software as a service, online advertising and solar energy were very pervasive. Finally, the overwhelming majority of our companies delivered operating results that exceeded consensus estimates and led to positive momentum among the Series' portfolio holdings.

Neuberger Berman began sub-advising the Portfolio at the end of November 2007.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] In the following commentary Neuberger Berman Management, Inc. discusses the
    Series performance since their becoming subadvisor.

[ ] In 2007, Large- and Mid-Cap shares outpaced smaller issues while growth style results outpaced value across the capitalization spectrum, the first time since 1999. As the subprime issues continued to work their way through the system, Financials, a large percentage of the value indices, were among the weakest performing sectors for the year. Other sectors that were weaker links included consumer-related areas. Telecom was an area of weakness as concerns regarding a slowdown in consumer spending negatively impacted the sector. Mid-Caps were the best performing capitalization bucket for the year. This was in part due to private equity firms fueling acquisitions in the Mid-Cap space which impacted the portfolio as we had several take overs during the year.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Equity market returns for the year 2007 were for the most part positive and volatility had been on an up tick for much of the year as subprime issues continued to unfold throughout the year. As volatility increases, companies that exhibit earnings quality, which is what we seek to identify in our process, continue to be rewarded in the marketplace. This type of environment serves our quality focus well. We continue to believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be rewarded as investors will pay up for this attribute. This was the case for much of 2007 and we believe that this will continue to be the backdrop for adding value in 2008.

[ ] We remain cautious of areas linked to the average consumer and will therefore remain market-underweight in both Consumer Staples and Discretionary. We continue to play niche areas within Consumer Discretionary such as hotels, gaming and secondary education. The Portfolio continues to be market weight in Industrials with an emphasis on niche areas such as aviation. Although slightly underweight at this time, we continue to believe that Energy will provide earnings growth potential given worldwide demand, and we anticipate moving toward a neutral weighting opportunistically. Due to the spread of subprime worries, and especially their effect on Financials, we will remain underweight in this area at this time. We are also currently overweighted in both the Health Care and Information Technology sectors emphasizing medical diagnostics and specialized software and services, respectively.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

    INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
------------------------------------------------------------------------------------------------------------

                                                                            Inception         Inception
                                          1 year            5 years        to 12/31/07          Date
------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH SERIES                      21.80%            12.68%            6.44%           3/2/98
------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                            5.49             12.83             5.18            3/2/98
------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX             11.43             17.90             6.95            3/2/98
------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.14%; NET: 1.10%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------
This chart assumes an initial investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                   Mid-Cap Growth Series      S&P 500(R) Index      Russell MidCap(R) Growth Index
  3/2/98           $10,000                    $10,000               $10,000
   12/98            12,175                     11,895                10,988
   12/99            17,729                     14,409                16,624
   12/00            20,166                     13,086                14,671
   12/01            15,068                     11,532                11,714
   12/02            10,171                      8,983                 8,504
   12/03            13,104                     11,562                12,136
   12/04            13,984                     12,818                14,015
   12/05            14,569                     13,450                15,710
   12/06            15,171                     15,572                17,385
   12/07            18,478                     16,428                19,371

FUND INVESTMENT ALLOCATION as of 12/31/07*
--------------------------------------------------------

--------------------------------------------------------
Information Technology                            21%
--------------------------------------------------------
Industrials                                       16
--------------------------------------------------------
Health Care                                       16
--------------------------------------------------------
Consumer Discretionary                            15
--------------------------------------------------------
Energy                                            10
--------------------------------------------------------
Financials                                         6
--------------------------------------------------------
Consumer Staples                                   5
--------------------------------------------------------
Other (includes short-term investments)           11
--------------------------------------------------------
* % of total investments as of December 31, 2007.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

MONEY MARKET SERIES


[ ] PHOENIX MONEY MARKET SERIES ("MONEY MARKET") Seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.



AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------

                                             1 year       5 years       10 years
--------------------------------------------------------------------------------
MONEY MARKET SERIES AT NAV(2)                 4.88%        2.65%          3.44%
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX          6.97         4.42           5.97
--------------------------------------------------------------------------------
CITIGROUP 90-DAY TREASURY BILLS               4.74         2.95           3.62
--------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 0.66%; NET: 0.65%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

             Money Market Series     Lehman Brothers Aggregate Bond Index     Citigroup 90-Day Treasury Bills
  12/97      $10,000                 $10,000                                  $10,000
  12/98       10,509                  10,869                                   10,505
  12/99       11,016                  10,779                                   11,003
  12/00       11,681                  12,032                                   11,658
  12/01       12,127                  13,048                                   12,135
  12/02       12,299                  14,387                                   12,342
  12/03       12,384                  14,977                                   12,474
  12/04       12,482                  15,627                                   12,629
  12/05       12,804                  16,007                                   13,008
  12/06       13,369                  16,700                                   13,627
  12/07       14,021                  17,864                                   14,273


SECTOR WEIGHTINGS as of 12/31/07*
--------------------------------------------------------

--------------------------------------------------------
Commercial Paper                                  64%
--------------------------------------------------------
Federal Agency Securities                         19
--------------------------------------------------------
Medium Term Notes                                 17
--------------------------------------------------------
* % of total investments as of December 31, 2007.



       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

                         THIS PAGE INTENTIONALLY BLANK.

MULTI-SECTOR FIXED INCOME SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX MULTI-SECTOR FIXED INCOME SERIES ("MULTI-SECTOR FIXED INCOME") Seeks long-term total return.

[ ] For the 12-month reporting period the Series returned 3.71%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 6.97%.
    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The broad U.S. fixed income market, as represented by the Lehman Brothers
    Aggregate Bond Index returned 6.97% for the fiscal year ended December 31, 2007. In the first five meetings of the year, the Fed kept the federal funds rate unchanged at 5.25%. On September 18, 2007, the Fed cut the federal funds rate by 0.50% to 4.75%, citing concerns that tightening credit conditions could potentially increase the strain on the housing market, eventually leading to lower-than-expected economic growth. The Fed proceeded to cut rates another 0.25% at each of its next two meetings on October 31st and December 11th. Since the beginning of the year the yield curve has steepened, with rates declining across the curve.

[ ] The 1st half of 2007 can best be characterized as a low volatility, benign credit environment. It was in this atmosphere that non-treasury fixed income sectors outperformed. In stark contrast, the 2nd half of 2007 was extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. These fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform almost all spread sectors, the exception being out-performance by some non-U.S. Dollar investments.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The decision to maintain an underweight to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year ended December 31, 2007. Treasuries outperformed as concerns over subprime sparked a flight to quality, causing spreads in many sectors to widen. This environment typically does not favor our style of investing. Among the series' investment in spread sectors, the allocation to emerging market securities detracted the most from performance. Within emerging markets, the overweight to Argentina and Venezuela were the key drivers of underperformance.

[ ] The largest positive contributor to performance was the series' exposure to non U.S. Dollar investments, which benefited from market expectations that the Federal Reserve would cut U.S. interest rates in 2007 and stronger growth outside of the United States. An additional positive contributor to the series' performance was our issue selection within the investment grade corporate sector, which out-performed the Lehman U.S. Corporate Investment Grade Bond Index. Although the series' allocation to the corporate high-yield sector hurt performance the higher quality focus and underweight to CCC securities within the sector helped performance. For the year the Caa component of the Lehman High Yield Index returned -0.13%, while the Ba and B components returned 1.75% and 3.12%, respectively.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

    THE SERIES' USE OF DERIVATIVES SUCH AS FUTURES, OPTIONS AND SWAP AGREEMENTS TO PURSUE THEIR INVESTMENT OBJECTIVES MAY EXPOSE THE SERIES TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF IT INVESTED DIRECTLY IN THE SECURITIES UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE THE SERIES TO EXPERIENCE HIGHER LOSSES THAN SERIES THAT DO NOT USE DERIVATIVES.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------

                                              1 year       5 years      10 years
--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME SERIES               3.71%        6.66%        5.67%
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX           6.97         4.42         5.97
--------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 0.74%; NET: 0.74%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

             Multi-Sector Fixed Income Series     Lehman Brothers Aggregate Bond Index
  12/97      $10,000                              $10,000
  12/98        9,598                               10,869
  12/99       10,122                               10,779
  12/00       10,777                               12,032
  12/01       11,433                               13,048
  12/02       12,576                               14,387
  12/03       14,410                               14,977
  12/04       15,395                               15,627
  12/05       15,669                               16,007
  12/06       16,742                               16,700
  12/07       17,362                               17,864


FUND INVESTMENT ALLOCATION as of 12/31/07*
--------------------------------------------------------

--------------------------------------------------------
Domestic Corporate Bonds                           24%
--------------------------------------------------------
Foreign Government Securities                      17
--------------------------------------------------------
Foreign Corporate Bonds                             9
--------------------------------------------------------
Non-Agency Mortgage-Backed Securities               8
--------------------------------------------------------
Domestic Loan Agreements                            8
--------------------------------------------------------
Agency Mortgage-Backed Securities                   7
--------------------------------------------------------
U.S. Government Securities                          5
--------------------------------------------------------
Other (includes short-term investments)            22
--------------------------------------------------------
* % of total investments as of December 31, 2007.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

MULTI-SECTOR SHORT TERM BOND SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX MULTI-SECTOR SHORT-TERM BOND SERIES ("MULTI-SECTOR SHORT TERM BOND")
    Seeks to provide high current income while attempting to limit changes in the Series net assets caused by interest rate changes.

[ ] For the 12-month reporting period the Series returned 3.99%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 6.97% and the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the Series' style-specific benchmark, returned 5.31%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The broad U.S. fixed income market, as represented by the Lehman Brothers
    Aggregate Bond Index returned 6.97% for the fiscal year ended December 31, 2007. In the first five meetings of the year the Fed kept the federal funds rate unchanged at 5.25%. On September 18, 2007, the Fed cut the federal funds rate by 0.50% to 4.75%, citing concerns that tightening credit conditions could potentially increase the strain on the housing market, eventually leading to lower than expected economic growth. The Fed proceeded to cut rates another 0.25% at each of its next two meetings on October 31st and December 11th. Since the beginning of the year the yield curve has steepened, with rates declining across the curve.

[ ] The 1st half of 2007 can best be characterized as a low volatility, benign credit environment. It was in this atmosphere that non-treasury fixed income sectors outperformed. In stark contrast, the 2nd half of 2007 was extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. These fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform almost all spread sectors, the exception being out-performance by some non-U.S. Dollar investments.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The decision to maintain an underweight to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year ended December 31, 2007. Treasuries outperformed as concerns over subprime sparked a flight to quality, causing spreads in many sectors to widen. This environment typically does not favor our style of investing, however, our ability to be tactical in our use of high quality substitutes for investment-grade corporates contributed positively to performance for the year. Among the series' investment in spread sectors, the overweight to asset backed securities detracted the most from performance. The asset-backed sector was pressured by the home equity sub-component, which suffered from weakness in the underlying collateral.

[ ] The largest positive contributor to performance was the series' exposure to non U.S. Dollar investments, which benefited from market expectations that the Federal Reserve would cut U.S. interest rates in 2007 and stronger growth outside of the United States. Although the series' allocation to the corporate high yield sector hurt performance the higher quality focus and underweight to CCC securities within the sector helped performance. For the year the Caa component of the Lehman High Yield Index returned -0.13%, while the Ba and B components returned 1.75% and 3.12% respectively. As of 12/31/07, the series held 0% in Caa U.S. corporate securities, while the index had 19.96%.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

    THE VALUE OF MORTGAGE-BACKED AND OTHER ASSET SECURITIES, INCLUDING PASS-THROUGH TYPE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS (CMO'S) MAY FLUCTUATE TO A GREATER DEGREE THAN OTHER DEBT SECURITIES IN RESPONSE TO INTEREST RATE CHANGES.

    THE SERIES' USE OF DERIVATIVES SUCH AS FUTURES, OPTIONS AND SWAP AGREEMENTS TO PURSUE THEIR INVESTMENT OBJECTIVES MAY EXPOSE THE SERIES TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF IT INVESTED DIRECTLY IN THE SECURITIES UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE THE SERIES TO EXPERIENCE HIGHER LOSSES THAN SERIES THAT DO NOT USE DERIVATIVES.



       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
---------------------------------------------------------------------------------------------------------------------------

                                                                                                Inception         Inception
                                                                                1 year         to 12/31/07          Date
---------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR SHORT TERM BOND SERIES                                              3.99%            4.22%            6/2/03
---------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX                                             6.97             3.96             6/2/03
---------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX                   5.31             3.40             6/2/03
---------------------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 0.88%; NET: 0.70%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.



GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 6/2/03. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                                              Merrill Lynch 1-2.99 Year
             Multi-Sector Short      Lehman Brothers          Medium Quality Corporate
             Term Bond Series        Aggregate Bond Index     Bonds Index

  6/2/03     $10,000                 $10,000                  $10,000
   12/03      10,296                  10,018                   10,144
   12/04      10,845                  10,453                   10,340
   12/05      10,993                  10,707                   10,536
   12/06      11,621                  11,171                   11,042
   12/07      12,085                  11,949                   11,628


FUND INVESTMENT ALLOCATION as of 12/31/07*
---------------------------------------------------------

---------------------------------------------------------
Non-Agency Mortgage-Backed Securities              22%
---------------------------------------------------------
Domestic Corporate Bonds                           19
---------------------------------------------------------
Foreign Government Securities                      16
---------------------------------------------------------
Foreign Corporate Bonds                             9
---------------------------------------------------------
Domestic Loan Agreements                            9
---------------------------------------------------------
Agency Mortgage-Backed Securities                   8
---------------------------------------------------------
Asset-Backed Securities                             6
---------------------------------------------------------
Other (includes short-term investments)            11
---------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

STRATEGIC ALLOCATION SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX STRATEGIC ALLOCATION SERIES ("STRATEGIC ALLOCATION") Seeks high total return over an extended period of time consistent with prudent investment risk.

[ ] For the 12-month reporting period the Series returned 5.98%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index returned 6.97%. The Composite Index for Strategic Allocation Series, the Series' style-specific benchmark, returned 6.22%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The return of volatility was the key theme for the year. After posting new highs for the S&P 500 in early October, stocks turned lower on credit issues tied to subprime mortgages. The mortgages had been dissected and repackaged into securities held by large banks, brokers and insurance companies. When the low teaser rates on the mortgages reset, homeowners could no longer make their payments and the instruments defaulted. This resulted in a huge credit squeeze, causing the Fed to begin lowering interest rates in order to steer the economy away from falling into a recession. There were billion dollar write-downs of investments and several CEOs were fired. Also, affecting the markets was a rise in the price of crude oil and a sharp decline in the value of the U.S. dollar. Because of these issues, the United States equity markets posted mixed returns for the calendar year 2007.

[ ] The fund's benchmark, the Standard & Poor's 500, is a representative index for large capitalization stocks and it returned 5.49%. The small cap benchmark, Russell 2000, posted a loss of 1.57%. In terms of style indices, Value stocks returned less than Growth stocks for the fiscal year. The Russell 1000 Value Index had a slight loss of 0.17%, while the Russell 1000 Growth Index had a double-digit gain of 11.81%. With sub-par returns in broad-based U.S. indices, the real action was in overseas emerging markets stocks.

    The MSCI Emerging Markets index posted a huge gain of 39.78%. We did not participate in this market because emerging foreign companies are not in our investment universe.

WHAT FACTORS AFFECTED THE EQUITY PORTION SERIES'
PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Equity performance for the year was favorable. The Strategic Allocation
    Series stock portion of the portfolio returned 7.47% before taking into account fund expenses. The investment portfolio return was 198 basis points higher than the 5.49% total return for the fund's benchmark, the Standard & Poor's 500.

    In relation to the benchmark index, the fund benefited the most from sector positioning in Financials, Consumer Discretionary and Health Care. Sector positioning in Information Technology, Consumer Staples and Materials had an adverse impact on the Series' performance relative to its benchmark. The top five individual stock contributors were Exxon Mobil, Occidental Petroleum, Microsoft, AT&T and National Oilwell Varco. The bottom five contributors were Citigroup, Bank of America, Merrill Lynch, American International Group and Tyco.

HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The broad U.S. fixed income market, as represented by the Lehman Brothers
    Aggregate Bond Index returned 6.97% for the fiscal year ended December 31, 2007. In the first five meetings of the year the Fed kept the federal funds rate unchanged at 5.25%. On September 18, 2007, the Fed cut the federal funds rate by 0.50% to 4.75%, citing concerns that tightening credit conditions could potentially increase the strain on the housing market, eventually leading to lower than expected economic growth. The Fed proceeded to cut rates another 0.25% at each of its next two meetings on October 31st and December 11th. Since the beginning of the year the yield curve has steepened, with rates declining across the curve.

[ ] The 1st half of 2007 can best be characterized as a low volatility, benign credit environment. It was in this atmosphere that non-treasury fixed income sectors outperformed. In stark contrast, the 2nd half of 2007 was extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. These fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform almost all spread sectors, the exception being out-performance by some non-U.S. Dollar investments.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The decision to maintain an underweight to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year ended December 31, 2007. Treasuries outperformed as concerns over subprime sparked a flight to quality, causing spreads in many sectors to widen. This environment typically does not favor our style of investing, however, our ability to be tactical in our use of high quality substitutes for investment-grade corporates contributed positively to performance for the year. Among the series' investment in spread sectors, the overweight to asset backed securities and corporate high yield detracted the most from performance. The asset-backed sector was pressured by the home equity sub-component, which suffered from weakness in the underlying collateral. The high-yield market weakened over increased concerns that tightening credit conditions could potentially increase the strain on the housing market, eventually leading to lower than expected economic growth.

[ ] The largest positive contributor to performance was the series' exposure to non U.S. Dollar investments, which benefited from market expectations that the Federal Reserve would cut U.S. interest rates in 2007 and stronger growth outside of the United States. An additional positive contributor to the series' performance was our issue selection within the investment grade corporate sector, which out-performed the Lehman U.S. Corporate Investment Grade Bond Index.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.



       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

    PORTFOLIOS THAT INVEST IN HIGH YIELD SECURITIES ARE SUBJECT TO GREATER CREDIT RISK AND PRICE FLUCTUATION THAN PORTFOLIOS THAT INVEST IN HIGHER QUALITY SECURITIES. THE SERIES' USE OF DERIVATIVES SUCH AS FUTURES, OPTIONS AND SWAP AGREEMENTS TO PURSUE THE INVESTMENT OBJECTIVES MAY EXPOSE THE SERIES TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF THE INVESTMENT OPTIONS INVESTED DIRECTLY IN THE SECURITIES UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE THE SERIES TO EXPERIENCE HIGHER LOSSES THAN SERIES THAT DO NOT USE DERIVATIVES.

    THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.


AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
---------------------------------------------------------------------------------------------------------

                                                             1 year           5 years          10 years
---------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION SERIES                                   5.98%             9.38%            6.67%
---------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                              5.49             12.83             5.92
---------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX                          6.97              4.42             5.97
---------------------------------------------------------------------------------------------------------
COMPOSITE INDEX FOR STRATEGIC ALLOCATION SERIES               6.22              9.51             6.27
---------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 0.84%; NET: 0.83%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                                                                     Composite 60%
              Strategic Allocation     S&P 500(R) Index     Lehman Brothers          S&P 500 / 40%
              Series                                        Aggregate Bond Index     Lehman Aggregate Bond
  12/97       $10,000                  $10,000              $10,000                  $10,000
  12/98        12,079                   12,876               10,869                   12,109
  12/99        13,440                   15,597               10,779                   13,568
  12/00        13,518                   14,164               12,032                   13,429
  12/01        13,770                   12,482               13,048                   12,932
  12/02        12,176                    9,723               14,387                   11,662
  12/03        14,596                   12,515               14,977                   13,819
  12/04        15,685                   13,875               15,627                   14,964
  12/05        15,965                   14,558               16,007                   15,565
  12/06        17,991                   16,856               16,700                   17,293
  12/07        19,067                   17,782               17,864                   18,370


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Domestic Common Stocks                                57%
------------------------------------------------------------
Non-Agency Mortgage-Backed Securities                 12
------------------------------------------------------------
Domestic Corporate Bonds                               9
------------------------------------------------------------
Agency Mortgage-Backed Securities                      7
------------------------------------------------------------
Foreign Corporate Bonds                                3
------------------------------------------------------------
Municipal Bonds                                        3
------------------------------------------------------------
Asset-Backed Securities                                3
------------------------------------------------------------
Other (includes short-term investments)                6
------------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

ABERDEEN INTERNATIONAL SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-ABERDEEN INTERNATIONAL SERIES ("ABERDEEN INTERNATIONAL") Seeks high total return consistent with reasonable risk.

[ ] For the 12-month reporting period the Series returned 14.94%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the MSCI EAFE(R) Index, the Series' style-specific benchmark, returned 11.63%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The majority of International equity markets posted positive returns in 2007, despite ending the year on a negative tone. The MSCI EAFE index had a total return of 11.63% for the year. U.S. investors benefited once again from the weakness of the U.S. Dollar against most foreign currencies, helping to boost overall returns.

[ ] Latin America was again the highest returning region, posting a return of 50.7%. Within Latin America, Brazil was a notable standout, achieving a return of 80% as it benefited from significant exposure to its rich natural resources within the commodities sector. Elsewhere in Emerging Markets, China and India also performed exceptionally well posting returns in excess of 50% each for the year.

[ ] In Continental Europe, equity market returns were boosted by a sharp rise in the Euro versus the U.S. Dollar while continued strong economic growth boosted corporate profits. Europe's largest economy, Germany, was the single best performing market in the region, posting a U.S. Dollar return of 35.6%. Of the other major International markets Japan was the greatest disappointment, posting a negative return of 4.1% for the fiscal year under review.

[ ] Within sectors, financials fared worst as the fallout from the U.S. subprime crisis proved to be a major problem for Financial institutions globally rather than being solely confined to the U.S. financial market. The Materials and Energy sectors achieved high returns aided by continued upward momentum in the underlying prices of oil and other natural resources.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The fund produced a return of 14.94% for 2007. The exposure to Emerging
    Markets had a positive contribution to performance with companies such as Petrobras in Brazil, ICICI Bank in India, and Grupo Asur in Mexico, producing very strong returns and comfortably outperforming the benchmark index. This was partly offset by disappointing negative returns from longterm holdings Samsung Electronics in South Korea and Taiwan Semiconductor in Taiwan. The two Chinese positions of Petrochina and China Mobile also contributed very strong returns during the year and profits were taken in October 2007 due to our concern over the very high valuation levels of Chinese equities.

[ ] Stock selection was strong within the United Kingdom ("UK"), as engineering company, Weir Group continued to perform robustly and British American Tobacco, Vodafone and food retailer William Morrison also posted solid returns. Within the Continental European holdings, strong showings from Belgacom and German companies Eon and Adidas, were partly offset by disappointments in Swedish telecommunications company Ericsson and Dutch financial giant ING Groep, where we sold our position in the second half of the year. Within the Japanese portion of the portfolio, a number of financial holdings suffered a knock on effect from the U.S. subprime crisis with banking giant MUFJ performing poorly as did leasing company Orix. Export giants Canon and Toyota also underperformed on fears of a U.S. economic slowdown and a rise in the Yen in the second half of the year.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE.

    INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION. THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------

                                           1 year         5 years       10 years
--------------------------------------------------------------------------------
ABERDEEN INTERNATIONAL SERIES               14.94%         22.56%         9.57%
--------------------------------------------------------------------------------
S&P 500(R) INDEX                             5.49          12.83          5.92
--------------------------------------------------------------------------------
MSCI EAFE(R) INDEX                          11.63          22.08          9.04
--------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.01%; NET: 1.01%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

            Aberdeen
            International
            Series            S&P 500(R) Index     MSCI EAFE(R) Index
  12/97     $10,000           $10,000              $10,000
  12/98      12,792            12,876               12,033
  12/99      16,565            15,597               15,318
  12/00      13,946            14,164               13,180
  12/01      10,593            12,482               10,385
  12/02       9,025             9,723                8,759
  12/03      11,901            12,515               12,190
  12/04      14,374            13,875               14,713
  12/05      17,043            14,558               16,775
  12/06      21,709            16,856               21,280
  12/07      24,952            17,782               23,755


COUNTRY WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
United Kingdom                                         20%
------------------------------------------------------------
Japan                                                  17
------------------------------------------------------------
Germany                                                12
------------------------------------------------------------
Switzerland                                             6
------------------------------------------------------------
Italy                                                   5
------------------------------------------------------------
Hong Kong                                               5
------------------------------------------------------------
Sweden                                                  4
------------------------------------------------------------
Other (includes short-term investments)                31
------------------------------------------------------------
* % of total investments as of December 31, 2007.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

ALGER SMALL-CAP GROWTH SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-ALGER SMALL-CAP GROWTH SERIES ("ALGER SMALL-CAP GROWTH") Seeks long-term capital growth.

[ ] For the 12-month reporting period the Series returned 16.10%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the Russell 2000(R) Growth Index, the Series' style-specific benchmark, returned 7.05%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] Judging from the tenor of the news and the sentiment of investors, you would think that the markets this year were either down 10% or flat. Even with the bottom falling out of financial services stocks in the third and fourth quarters, however, the major indices were up for the year, some quite decently. The S&P 500 Stock Index was up 5.5% and the Dow Jones Industrial Average 8.9%. Large capitalization stocks performed better than their smaller cap brethren; the Russell 1000, a large cap index, was up 5.8%, while the smaller cap Russell 2000 Index posted a -1.6% decline. As a result of the problems in the Financial Services sector, value indices sharply underperformed growth counterparts. Because of the heavy weighting of banks, brokerage and insurance companies in the value indices, the Russell 3000 Value Index posted a loss of -1.0% while the broadly-based Russell 3000 Growth Index was up 11.4%. Within the small cap space, the disparity between growth and value was even greater as the Russell 2000 Value Index was down -9.8% and the Russell 2000 Growth Index was up 7.1%.

[ ] We continue to sound the theme that many U.S. growth companies are deeply immersed in a global economy that is showing signs of "decoupling" from the United States and expanding at a much more rapid pace. Those companies are seeing robust growth from places as diverse as Latin America, the Gulf region, and especially China. These regions have been a source of new markets and new business for many companies that trade on U.S. exchanges. Yet, many of those companies have not seen multiple expansion commensurate with that growth. They have done well but have not overshot this year. That's why we believe they have potential for the year ahead.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Over the fiscal year, relative to the Russell 2000 Growth Index, the Fund benefited from positive security selection in all ten sectors, with the greatest impact coming from the Industrials, Consumer Discretionary, Energy and Information Technology sectors. In terms of allocation, there were no significant contributors or detractors at the sector level. The top contributing securities were Petrobank Energy & Resources Ltd. (in the Energy sector), Synchronoss Technologies Inc. (Information Technology), priceline.com Inc. (Consumer Discretionary), Deckers Outdoor Corp. (Consumer Discretionary) and BE Aerospace Inc. (Industrials), while the top detractors were Coldwater Creek Inc. (Consumer Discretionary), InterNAP Network Services Corp. (Information Technology), HFF Inc. Class A (Financials), American Reprographics Co. (Industrials) and DSW Inc. Class A (Consumer Discretionary).

[ ] As of December 31, 2007, the portfolio remained well diversified, consisting of investments in more than 100 securities across 42 industries. The top five industries were: Biotechnology, Software, Oil Gas & Consumable Fuels, Machinery and Semiconductors & Semiconductor Equipment.

[ ] If we are correct in our view that big-picture statistics are of less and less use in steering investment decisions, then focusing on specific companies and specific business opportunities will become even more vital than ever. Already, many active investment managers (and growth managers in particular) who focus on fundamentals have outperformed their respective indices simply because they have the flexibility to focus on the strengths and avoid some of the weaker areas of the economy and the markets. Given how the year ahead appears to be shaping up, that will be just as important going forward as it has been in 2007.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE.

    INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

    INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
---------------------------------------------------------------------------------------------------------------

                                                                                    Inception      Inception
                                                        1 year         5 years     to 12/31/07       Date
---------------------------------------------------------------------------------------------------------------
ALGER SMALL-CAP GROWTH SERIES                           16.10%          20.23%        18.83%        8/12/02
---------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                         5.49           12.83         11.45         8/12/02
---------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX                             7.05           16.50         15.41         8/12/02
---------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.27%; NET: 1.00%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

              Alger Small-Cap                            Russell 2000(R)
              Growth Series       S&P 500(R) Index       Growth Index
  8/12/02     $10,000             $10,000                $10,000
    12/02      10,085               9,806                 10,092
    12/03      15,468              12,622                 14,990
    12/04      15,797              13,993                 17,135
    12/05      18,268              14,683                 17,847
    12/06      21,821              17,000                 20,228
    12/07      25,333              17,934                 21,654


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Information Technology                                 26%
------------------------------------------------------------
Health Care                                            19
------------------------------------------------------------
Industrials                                            16
------------------------------------------------------------
Consumer Discretionary                                 14
------------------------------------------------------------
Energy                                                  8
------------------------------------------------------------
Financials                                              7
------------------------------------------------------------
Materials                                               4
------------------------------------------------------------
Other (includes short-term investments)                 6
------------------------------------------------------------
* % of total investments as of December 31, 2007.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

DUFF & PHELPS REAL ESTATE SECURITIES SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES ("DUFF & PHELPS REAL
    ESTATE SECURITIES") Seeks capital appreciation and income with approximately equal emphasis.

[ ] For the 12-month reporting period the Series returned -15.71%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the FTSE NAREIT Equity REITs Index, the Series' style-specific benchmark, returned -15.69%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] After two years of highly liquid and accommodative debt markets, compressing risk premia across all investment classes and a wave of privatizations, both within the real estate world and the broader market, an environment of vulnerability was created. The ensuing subprime credit crisis triggered an increase in the cost of capital across all investment classes. The low IRRs (internal rate of return targets) implicit in private market transactions could no longer be supported.

[ ] The seven year run of positive fund flows and outperformance for REITs versus the broader market as of year-end 2006 was about to end on above average valuations, low implied cap rates and dividend yields well below the 90 basis point historical premium to the Ten-Year Treasury Bond.

[ ] REITs came under profit taking pressure as the credit crisis emerged.

[ ] Borrowing spreads increased rapidly across equity markets and the historically unavailable credit terms were removed (i.e., high loan-to-value advance rates used by the private real estate funds, interest only loans, and covenant light debt issuances, all of which had driven a significant compression in capitalization rates used to value net operating income of real estate).

[ ] In early July, after Hilton announced its sale to Blackstone, privatizations came to an abrupt halt as take over financing shut down.

[ ] The Street, which had been financing both debt and equity of privatizations in the broader market and within the REIT space, suddenly realized how much exposure of subprime paper and take over financing it had on its shelf. Write-downs ensued and are by no means complete.

[ ] By the start of 2008, REIT valuations had returned to attractive levels as measured by implied cap rates, material discounts to net asset values calculated with higher cap rates than those seen in the private real estate market, a dividend yield which had rapidly moved beyond the historical premium to the Ten-Year Treasury Bond, and average historical multiples.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Once the environment changed and privatizations came to a halt, we were pleased to see the focus shift away from the next go-private rumor for REITs which would not have met our screens towards an environment better suited to our GARP style (focusing on cash flow growth at a reasonable price).

[ ] While we performed well against the benchmark both before and during the go-privatization period, as evidenced by our annual performance in 2005, 2006 and 2007, the unique window favored a "deep-value" or "NAV-centric" focus. A move away from go-privatizations helped us outperform the benchmark in all but one month in the second half of 2007.

[ ] Field research, including visits with REIT management at all levels, and regular property tours by all members of our team, remains the driver behind our stock selection. It's been a hallmark of our process since we founded our REIT business and is even more critical in uncertain times.

[ ] We anticipate the portfolio we have constructed can deliver earnings and cash flow growth for '08 and '09 above the benchmark levels for reasonable prices.

[ ] Current consensus estimates call for our benchmark to deliver 5-6% growth in '08 and '09. Keep in mind '07 estimates actually ticked up slightly from the start to the end of the year, and '08 estimates stayed flat - low beta cash flow streams compared to the broader market.

[ ] We continue to emphasize secure, attractive and visible dividend yields and diversification of holdings.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

    INVESTING IN REIT INVOLVES CERTAIN RISKS SUCH AS REFINANCING, CHANGES IN THE VALUE OF PROPERTIES REITS OWN, DEPENDENCY ON MANAGEMENT SKILLS, ECONOMIC IMPACT ON THE INDUSTRY AND RISKS SIMILAR TO THOSE LINKED TO SMALL-COMPANY INVESTING.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------------------

                                                         1 year      5 years     10 years
--------------------------------------------------------------------------------------------
DUFF & PHELPS REAL ESTATE SECURITIES SERIES              -15.71%      19.88%      12.32%
--------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                           5.49       12.83        5.92
--------------------------------------------------------------------------------------------
FTSE NAREIT EQUITY REITS INDEX                           -15.69       18.17       10.48
--------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.02%; NET: 1.02%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

            Duff & Phelps                               FTSE NAREIT
            Real Estate                                 Equity REITs
            Securities Series      S&P 500(R) Index     Index
  12/97     $10,000                $10,000              $10,000
  12/98       7,881                 12,876                8,250
  12/99       8,257                 15,597                7,869
  12/00      10,798                 14,164                9,943
  12/01      11,513                 12,482               11,328
  12/02      12,904                  9,723               11,760
  12/03      17,842                 12,515               16,128
  12/04      24,031                 13,875               21,218
  12/05      27,659                 14,558               23,800
  12/06      37,911                 16,856               32,142
  12/07      31,955                 17,782               27,098


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Regional Malls                                         16%
------------------------------------------------------------
Office                                                 15
------------------------------------------------------------
Shopping Centers                                       12
------------------------------------------------------------
Health Care                                            12
------------------------------------------------------------
Apartments                                             10
------------------------------------------------------------
Industrial                                             10
------------------------------------------------------------
Lodging/Resorts                                         7
------------------------------------------------------------
Other (includes short-term investments)                18
------------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P DYNAMIC ASSET ALLOCATION SERIES:
AGGRESSIVE GROWTH

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH ("S&P DYNAMIC
    ASSET ALLOCATION: AGGRESSIVE GROWTH") Seeks long-term capital growth.

[ ] For the 12-month reporting period the Series returned 8.45%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 5.49%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series:
    Aggressive Growth returned 6.70%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] Emerging equity markets turned in a stronger performance than their more developed counterparts during 2007 with the MSCI EM Latin America Index leading the way with nearly a 50% total return for the year. The MSCI AC Far East ex Japan Index posted a 33% gain, and the MSCI EM Europe, Middle East and Africa Index scored almost a 31% total return. At the other end of the spectrum, the S & P 500(R) Total Return Index gained a mere 5.5%, while the MSCI Japan Index plunged 4.1% and the MSCI Europe Index scored a much less impressive advance of 14.4% compared with the MSCI EMU Index equity market bloc - which posted a hefty 20.4% gain. Overall, the MSCI World excluding the U.S. Index advanced a respectable 12.9% for the year despite the second-half downturn instigated by the global credit crisis. (All returns are denominated in U.S. dollars.)

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] A consistently firm exposure to international equities and a solid short-duration bias in fixed income allocations benefited the series' performance the most; since international equities out-performed domestic U.S. stock markets and the flight to quality in the second half of 2007. The Fed's reversion to an accommodative credit posture worked in favor of debt positions concentrated at the short-end of the U.S. Treasury yield curve.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

    SEE NOTE 16 IN THE NOTES TO FINANCIAL STATEMENTS, IN REFERENCE TO A SUB-ADVISORY CHANGE.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
-----------------------------------------------------------------------------------------------------------------------------

                                                                                               Inception         Inception
                                                                               1 year         to 12/31/07          Date
-----------------------------------------------------------------------------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH                          8.45%            11.05%            2/3/06
-----------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                                                5.49             10.25             2/3/06
-----------------------------------------------------------------------------------------------------------------------------
COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH      6.70             11.10             2/3/06
-----------------------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.98%; NET: 1.01%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2/3/06. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                                         Composite Index
             S&P Dynamic                                 for S&P Dynamic
             Asset Allocation                            Asset Allocation
             Series: Aggressive                          Series: Aggressive
             Growth                 S&P 500(R) Index     Growth
  2/3/06     $10,000                $10,000              $10,000
   12/06      11,261                 11,419               11,454
   12/07      12,212                 12,046               12,222



SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Domestic Equity ETF's                                  70%
------------------------------------------------------------
International ETF's                                    25
------------------------------------------------------------
Fixed Income ETF's                                      5
------------------------------------------------------------
* % of total investments as of December 31, 2007.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH ("DYNAMIC ASSET
    ALLOCATION SERIES: GROWTH") Seeks long-term capital growth as its primary objective with current income as a secondary consideration.

[ ] For the 12-month reporting period the Series returned 8.33%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 5.49%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Growth returned 6.80%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] Emerging equity markets turned in a stronger performance than their more developed counterparts during 2007 with the MSCI EM Latin America Index leading the way with nearly a 50% total return for the year. The MSCI AC Far East ex Japan Index posted a 33% gain, and the MSCI EM Europe, Middle East and Africa Index scored almost a 31% total return. At the other end of the spectrum, the S & P 500(R) Total Return Index gained a mere 5.5%, while the MSCI Japan Index plunged 4.1% and the MSCI Europe Index scored a much less impressive advance of 14.4% compared with the MSCI EMU Index equity market bloc - which posted a hefty 20.4% gain. Overall, the MSCI World excluding the U.S. Index advanced a respectable 12.9% for the year despite the second-half downturn instigated by the global credit crisis. (All returns are denominated in U.S. dollars.)

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] A consistently firm exposure to international equities and a solid short-duration bias in fixed income allocations benefited the series' performance the most; since international equities out-performed domestic U.S. stock markets and the flight to quality in the second half of 2007. The Fed's reversion to an accommodative credit posture worked in favor of debt positions concentrated at the short-end of the U.S. Treasury yield curve.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

    SEE NOTE 16 IN THE NOTES TO FINANCIAL STATEMENTS, IN REFERENCE TO A SUB-ADVISORY CHANGE.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
-----------------------------------------------------------------------------------------------------------------------

                                                                                        Inception         Inception
                                                                        1 year         to 12/31/07          Date
-----------------------------------------------------------------------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH                              8.33%             9.62%            2/3/06
-----------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                                         5.49             10.25             2/3/06
-----------------------------------------------------------------------------------------------------------------------
COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH          6.80             10.03             2/3/06
-----------------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.72%; NET: 0.84%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2/3/06. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                                       Composite Index
             S&P Dynamic                               for S&P Dynamic
             Asset Allocation                          Asset Allocation
             Series: Growth       S&P 500(R) Index     Series: Growth
  2/3/06     $10,000              $10,000              $10,000
   12/06      10,998               11,419               11,235
   12/07      11,914               12,046               12,000


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Domestic Equity ETF's                                  50%
------------------------------------------------------------
Fixed Income ETF's                                     30
------------------------------------------------------------
International ETF's                                    19
------------------------------------------------------------
Other (includes short-term investments)                 1
------------------------------------------------------------
* % of total investments as of December 31, 2007.

       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE ("S&P DYNAMIC ASSET
    ALLOCATION SERIES: MODERATE") Seeks current income with capital growth as a secondary consideration.

[ ] For the 12-month reporting period the Series returned 7.98%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 5.49%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series:
    Moderate returned 6.89%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] Emerging equity markets turned in a stronger performance than their more developed counterparts during 2007 with the MSCI EM Latin America Index leading the way with nearly a 50% total return for the year. The MSCI AC Far East ex Japan Index posted a 33% gain, and the MSCI EM Europe, Middle East and Africa Index scored almost a 31% total return. At the other end of the spectrum, the S & P 500(R) Total Return Index gained a mere 5.5%, while the MSCI Japan Index plunged 4.1% and the MSCI Europe Index scored a much less impressive advance of 14.4% compared with the MSCI EMU Index equity market bloc - which posted a hefty 20.4% gain. Overall, the MSCI World excluding the U.S. Index advanced a respectable 12.9% for the year despite the second-half downturn instigated by the global credit crisis. (All returns are denominated in U.S. dollars.)

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] A consistently firm exposure to international equities and a solid short-duration bias in fixed income allocations benefited the series' performance the most; since international equities out-performed domestic (U.S.) stock markets and the flight to quality in the second half of 2007. The Fed's reversion to an accommodative credit posture worked in favor of debt positions concentrated at the short-end of the U.S. Treasury yield curve.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

    SEE NOTE 16 IN THE NOTES TO FINANCIAL STATEMENTS, IN REFERENCE TO A SUB-ADVISORY CHANGE.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
-----------------------------------------------------------------------------------------------------------------------------

                                                                                               Inception         Inception
                                                                               1 year         to 12/31/07          Date
-----------------------------------------------------------------------------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE                                   7.98%            7.17%             2/3/06
-----------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                                                5.49            10.25              2/3/06
-----------------------------------------------------------------------------------------------------------------------------
COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE               6.89             7.85              2/3/06
-----------------------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS: GROSS: 3.29%; NET: 0.89%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2/3/06. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                                       Composite Index
             S&P Dynamic                               for S&P Dynamic
             Asset Allocation                          Asset Allocation
             Series: Moderate     S&P 500(R) Index     Series: Moderate
  2/3/06     $10,000              $10,000              $10,000
   12/06      10,569               11,419               10,806
   12/07      11,412               12,046               11,550


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Fixed Income ETF's                                     70%
------------------------------------------------------------
Domestic Equity ETF's                                  20
------------------------------------------------------------
International ETF's                                    10
------------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P DYNAMIC ASSET ALLOCATION SERIES:
MODERATE GROWTH

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH ("S&P DYNAMIC
    ASSET ALLOCATION SERIES: MODERATE GROWTH") Seeks long-term capital growth and current income with a greater emphasis on capital growth.

[ ] For the 12-month reporting period the Series returned 8.50%. For the same period the S&P 500(R) Index, a broad-based equity index, returned 5.49%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series:
    Moderate Growth returned 6.83%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] Emerging equity markets turned in a stronger performance than their more developed counterparts during 2007 with the MSCI EM Latin America Total Returns Index leading the way with nearly a 50% total return for the year. The MSCI EM Far East ex Japan excluding Japan Total Return Index posted a 33% gain, and the MSCI EM Europe, Middle East and Africa Index scored almost a 31% total return. At the other end of the spectrum, the S & P 500(R) Total Return Index gained a mere 5.5%, while the MSCI Japan Index plunged 4.1% and the MSCI Europe Total Return Index scored a much less impressive advance of 14.4% compared with the MSCI EMU Index equity market bloc - which posted a hefty 20.4% gain. Overall, the MSCI World excluding the U.S. Index advanced a respectable 12.9% for the year despite the second-half downturn instigated by the global credit crisis. (All returns are denominated in U.S. dollars.)

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] A consistently firm exposure to international equities and a solid short-duration bias in fixed income allocations benefited the series' performance the most; since international equities out-performed domestic U.S. stock markets and the flight to quality in the second half of 2007. The Fed's reversion to an accommodative credit posture worked in favor of debt positions concentrated at the short-end of the U.S. Treasury yield curve.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

    SEE NOTE 16 IN THE NOTES TO FINANCIAL STATEMENTS, IN REFERENCE TO A SUB-ADVISORY CHANGE.




   For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Inception         Inception
                                                                                 1 year         to 12/31/07          Date
--------------------------------------------------------------------------------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH                              8.50%            9.08%             2/3/06
--------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                                                  5.49            10.25              2/3/06
--------------------------------------------------------------------------------------------------------------------------------
COMPOSITE INDEX FOR S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH          6.83             9.28              2/3/06
--------------------------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 2.14%; NET: 0.85%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 2/3/06. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                                       Composite Index
             S&P Dynamic                               for S&P Dynamic
             Asset Allocation                          Asset Allocation
             Series: Moderate                          Series: Moderate
             Growth               S&P 500(R) Index     Growth
  2/3/06     $10,000              $10,000              $10,000
   12/06      10,878               11,419               11,085
   12/07      11,803               12,046               11,843


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Fixed Income ETF's                                     45%
------------------------------------------------------------
Domestic Equity ETF's                                  40
------------------------------------------------------------
International ETF's                                    15
------------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

SANFORD BERNSTEIN MID-CAP VALUE SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES ("SANFORD BERNSTEIN MID-CAP
    VALUE") Seeks long-term capital appreciation. Current income is a secondary investment objective.

[ ] For the 12-month reporting period the Series returned 2.00%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the Russell 2500TM Value Index, the Series' style-specific benchmark, returned -7.27%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The past year was a transitional one in many ways in the market for small and mid-capitalization stocks. After a five-year period of strong earnings growth relative to larger companies, in 2007 earnings for these companies suffered a sharp compression and ended the year at or below growth rates for larger stocks. This shift caused investors, who had viewed the more robust earnings as a basis for investing in the smallest riskiest stocks in the sector, to question those judgments and the high multiples that they had awarded those stocks. Further, with increased scarcity of sustainable earnings, the markets rediscovered quality. The result was companies with measures of corporate success such as trailing profitability dramatically outperformed those with stronger value characteristics. Not surprisingly, in this environment larger companies outperformed smaller ones and growth outperformed value.

[ ] Exacerbating this shift was the renewed volatility seen in the markets in the second half of the year. Investors became increasingly uncertain about the size and scope of the subprime contagion and stocks with perceived exposure to housing or consumer spending were sharply marked down. Sectors with perceived safety such as consumer staples and utilities outperformed while more economically sensitive sectors such as transports and consumer cyclicals underperformed. The more domestic focus of Small- and Mid-Caps was also a headwind in this period as they gained less from the recent boom in U.S. exports and will continue to be more vulnerable to the housing-led U.S. economic slowdown or downturn, if one occurs.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Our Portfolio's 2.00% performance outperformed the Russell 2500 Value Index which was down 7.3%.

[ ] Strong stock selection in the Utilities, Consumer Cyclicals and Energy sectors. The Portfolio also received a boost from its significant underweight in Financials, especially those with more direct exposure to the subprime contagion. We saw further benefit from overweight positions in the industrial resource and capital equipment sectors. With increased concerns about U.S. economic growth, companies in these sectors were bolstered by their relatively greater exposure to foreign markets, where revenues and profits remain robust. Specific stocks that outperformed include Hess, AGCO, Steel Dynamics, SPX Corp and Enersys.

[ ] The biggest detractor from performance for the year was our stock selection within the Consumer Growth sector where investors bid down shares of companies over fears of a slowdown in U.S. consumer spending. An underweight in Utilities hurt performance as investors bid the sector up, drawn to its defensive characteristics in a period of economic uncertainty. Specific stocks that underperformed include Avis Budget Group, TRW Automotive, Central Pacific Financial, Terex and Quebecor World.

[ ] In spite of significant earnings disappointments in 2007, consensus forecasts for 2008 appear to assume that small-capitalization stocks will regain their recent earnings growth edge vs. large-capitalization stocks. We continue to believe that for smaller stocks as a whole, earnings expectations for 2008 remain too optimistic, valuations too high, and valuation spreads between stocks too narrow.

[ ] Small- and Mid-Capitalization stocks continue to trade too much as a group, without regard for fundamentals, despite greater performance differentials in the last year. In 2007, stocks with greater overseas revenues did markedly better than those that were mostly domestic, and stocks reliant on the U.S. housing sector dramatically underperformed.

[ ] Thus, our Portfolio stance remains largely unchanged. We continue to emphasize companies with strong historical returns and current success at attractive valuations. These companies have benefited from breadth in their revenue streams, generating a higher share from international markets than the universe as a whole. On average, they also tend to be larger. Thus, we expect our average market capitalization to be larger than the benchmark for some time to come.

[ ] Recent market distress, however, is beginning to create some new opportunities. While our fundamental and quantitative research suggests caution, in a few instances the return potential appears sufficiently compelling to justify the risk. In particular, our research suggests that a few companies with a high degree of exposure to the U.S. economy--such as those that make and sell high-priced discretionary consumer products--have traded down too far and thus offer attractive investment opportunities.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    MID-CAP STOCKS ARE MORE VOLATILE AND MAY BE LESS LIQUID THAN LARGE-CAP
    STOCKS.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------------------------------------

                                                                                Inception         Inception
                                                   1 year         5 years      to 12/31/07          Date
--------------------------------------------------------------------------------------------------------------
SANFORD BERNSTEIN MID-CAP VALUE SERIES              2.00%          16.47%         8.55%             3/2/98
--------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                    5.49           12.83          5.18              3/2/98
--------------------------------------------------------------------------------------------------------------
RUSSELL 2500TM VALUE INDEX                         -7.27           16.17          9.33              3/2/98
--------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.33%; NET: 1.31%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

             Sanford Bernstein
             Mid-Cap Value                              Russell 2500(TM)
             Series                S&P 500(R) Index     Value Index
  3/2/98     $10,000               $10,000              $10,000
   12/98       8,863                11,895                9,375
   12/99       7,951                14,409                9,515
   12/00       9,295                13,086               11,493
   12/01      11,431                11,532               12,613
   12/02      10,454                 8,983               11,367
   12/03      14,737                11,562               16,475
   12/04      17,744                12,818               20,029
   12/05      19,116                13,450               21,579
   12/06      21,966                15,572               25,934
   12/07      22,405                16,428               24,048


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Industrials                                            23%
------------------------------------------------------------
Financials                                             20
------------------------------------------------------------
Materials                                              14
------------------------------------------------------------
Consumer Staples                                        8
------------------------------------------------------------
Information Technology                                  8
------------------------------------------------------------
Utilities                                               7
------------------------------------------------------------
Consumer Discretionary                                  6
------------------------------------------------------------
Other (includes short-term investments)                14
------------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES ("SANFORD BERNSTEIN
    SMALL-CAP VALUE") Seeks long-term capital appreciation by investing primarily in small capitalization stocks that appear to be under valued. Current income is a secondary investment objective.

[ ] For the 12-month reporting period the Series returned -2.10%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the Russell 2000(R) Value Index, the Series' style-specific benchmark, returned -9.78%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The past year was a transitional one in many ways in the market for smaller cap stocks. After a five-year period of stronger earnings growth for small-cap stocks, in 2007 Small-Caps' earnings growth suffered a sharp compression and ended the year at or below growth rates for larger stocks. This shift caused investors, who had viewed the more robust earnings as a basis for investing in the smallest riskiest stocks in the sector, to question those judgments and the high multiples that they had awarded those stocks. Further, with increased scarcity of sustainable earnings, the markets rediscovered quality. The result was companies with measures of corporate success such as trailing profitability dramatically outperformed those with stronger value characteristics. Not surprisingly, in this environment larger companies outperformed smaller ones and growth outperformed value.

[ ] Exacerbating this shift was the renewed volatility seen in the markets in the second half of the year. Investors became increasingly uncertain about the size and scope of the subprime contagion and stocks with perceived exposure to housing or consumer spending were sharply marked down. Sectors with perceived safety such as consumer staples and utilities outperformed while more economically sensitive sectors such as transports and consumer cyclicals underperformed. The more domestic focus of small-caps was also a headwind in this period as they gained less from the recent boom in U.S. exports and will continue to be more vulnerable to the housing-led U.S. economic slowdown or downturn, if one occurs.

[ ] For the year 2007, our Portfolio returned -0.8%, before fees, strongly outperforming both its benchmark the Russell 2000 Value Index, which was down -9.8%, and the Russell 2000 Index which was down -1.6%.

[ ] Strong stock selection was an important contributor to our premium. It was spread over a number of sectors but was more prevalent in financials, capital equipment and industrial resources. In financials, the portfolio benefited from our underweight of companies most directly exposed to the issues in the subprime markets. For industrial resources and capital equipment, the portfolio's holdings benefited from high exposure to international markets where economic growth was perceived to be more sustainable. Overweighted positions in industrial resources and capital equipment were also strong drivers of performance, as was underweighting financials. Specific stocks that contributed to performance include Columbus McKinnon, Steel Dynamics, Commscope, Enersys and Zoran.

[ ] The biggest detractor from performance for the year was our stock selection in transportation where concerns over the impact of higher fuel costs and a slowdown in the economy hurt some of our holdings. Technology stock selection was also a detractor. Underweight positions in the utilities and energy sectors also negatively impacted performance. Specific stocks that underperformed include Avis Budget, Central Pacific Financial, Shoe Carnival, Quebecor World and CTS Corp.

[ ] In spite of significant earnings disappointments in 2007, consensus forecasts for 2008 appear to assume that small-capitalization stocks will regain their recent earnings growth edge vs.
    Large-Capitalization stocks. We continue to believe that for smaller stocks as a whole, earnings expectations for 2008 remain too optimistic, valuations too high, and valuation spreads between stocks too narrow.

[ ] Small-Capitalization stocks continue to trade too much as a group, without regard for fundamentals, despite greater performance differentials in the last year. In 2007, stocks with greater overseas revenues did markedly better than those that were mostly domestic, and stocks reliant on the U.S. housing sector dramatically underperformed.

[ ] Thus, our Portfolio stance remains largely unchanged. We continue to emphasize companies with strong historical returns and current success at attractive valuations. These companies have benefited from breadth in their revenue steams, generating a higher share from international markets than the universe as a whole. On average, they also tend to be larger. Thus, we expect our average market capitalization to be larger than the benchmark for some time to come.

[ ] Recent market distress, however, is beginning to create some new opportunities. While our fundamental and quantitative research suggests caution, in a few instances the return potential appears sufficiently compelling to justify the risk. In particular, our research suggests that a few companies with a high degree of exposure to the U.S. economy--such as those that make and sell high-priced discretionary consumer products--have traded down too far and thus offer attractive investment opportunities.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    SMALL-CAP INVESTING INCLUDES THE RISK OF GREATER PRICE VOLATILITY, LESS LIQUIDITY AND INCREASED COMPETITIVE THREAT.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------------------------------------------------

                                                                                           Inception         Inception
                                                         1 year            5 years        to 12/31/07          Date
--------------------------------------------------------------------------------------------------------------------------
SANFORD BERNSTEIN SMALL-CAP VALUE SERIES                 -2.10%             16.73%           13.37%           11/20/00
--------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                          5.49              12.83             3.02            11/20/00
--------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) VALUE INDEX                              -9.78              15.80            12.43            11/20/00
--------------------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.35%; NET: 1.30%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 11/20/00. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

               Sanford Bernstein
               Small-Cap Value                            Russell 2000(R)
               Series                S&P 500(R) Index     Value Index
  11/20/00     $10,000               $10,000              $10,000
     12/00      10,644                 9,844               10,945
     12/01      12,321                 8,675               12,479
     12/02      11,269                 6,758               11,054
     12/03      16,212                 8,699               16,141
     12/04      19,888                 9,643               19,732
     12/05      21,371                10,119               20,661
     12/06      24,950                11,715               25,512
     12/07      24,426                12,359               23,018



SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Industrials                                            25%
------------------------------------------------------------
Financials                                             22
------------------------------------------------------------
Materials                                              15
------------------------------------------------------------
Health Care                                             9
------------------------------------------------------------
Consumer Discretionary                                  8
------------------------------------------------------------
Information Technology                                  7
------------------------------------------------------------
Consumer Staples                                        7
------------------------------------------------------------
Other (includes short-term investments)                 6
------------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

VAN KAMPEN COMSTOCK SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-VAN KAMPEN COMSTOCK SERIES ("VAN KAMPEN COMSTOCK") Seeks long-term capital appreciation. The Series has a secondary investment objective to seek current income.

[ ] For the 12-month reporting period the Series returned -2.22%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49% and the Russell 1000(R) Value Index, the Series' style-specific benchmark, returned -0.17%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] Despite the strong performance of the broad stock market in the first half of the year, rising uncertainties about the economy dampened performance in the second half of the year. Investors worried about how well the U.S. economy would weather ever-higher oil prices, a weakening housing market and slackening consumer spending, as well as the effects of an economic slowdown on corporate profitability. Against this backdrop, the broad market (as measured by the S&P 500 Index) had a small gain of 5.49%, while large cap value stocks lagged with a return of -0.17% (as measured by the Russell 1000 Value Index) for the period.

[ ] In the 12-month period, stocks experienced several periods of significant volatility, such as in July and October-November, in which investors briefly rotated away from cyclical areas of the market (those with greater economic sensitivity such as materials and energy) that have driven performance for the past several years. During these periods of volatility, the Portfolio's holdings of undervalued stocks performed relatively well, as we would expect the Portfolio to do in this type of environment. Because of our emphasis on stocks with reasonable valuations relative to our assessment of fair value, the Portfolio had no exposure to the richly valued cyclical stocks, which therefore minimized some of the damage to the Portfolio caused by these sharp downdrafts.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] The primary detractor from performance relative to both indexes was the Portfolio's lack of exposure to the energy sector. Within both indexes, energy was the best-performing sector for the period as oil prices continued to soar. However, we believe energy stock valuations are too expensive based on our strict risk-reward criteria.

[ ] Relative to the S&P 500(R) Index, an overweight allocation in the financials sector further dampened relative performance, as the sector was among the weakest performing groups in the index during the period. The health care sector was another area of relative weakness. Two pharmaceutical holdings declined after the FDA did not approve their late-stage drugs. Conversely, stock selection and a resulting overweight allocation in the consumer staples sector were chief contributors to positive relative performance during the period. Stock selection in the telecommunication services sector also added to relative performance.

[ ] Relative to the Russell 1000(R) Value Index, other notable detractors from performance were the utilities and industrials sectors. The Portfolio had minimal utilities stocks, given their expensive valuations, and the sector performed well owing to high energy prices. The Portfolio also had minimal exposure to the industrials sector, which benefited from strong economic growth over the past several years. However, the Portfolio's largest positive contribution came from our stock selection and the resulting underweight allocation in the financials sector. Within the sector, the Portfolio owned holdings in banks, brokerages, insurers, and government sponsored enterprises. Strong stock selection and a resulting overweight position in the consumer staples sector also bolstered the Portfolio's relative performance.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

    THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.

    THE SERIES' USE OF DERIVATIVES SUCH AS FUTURES, OPTIONS AND SWAP AGREEMENTS TO PURSUE THEIR INVESTMENT OBJECTIVES MAY EXPOSE THE SERIES TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF IT INVESTED DIRECTLY IN THE SECURITIES UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE THE SERIES TO EXPERIENCE HIGHER LOSSES THAN SERIES THAT DO NOT USE DERIVATIVES.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------------------------------------------------

                                                                                            Inception         Inception
                                                          1 year            5 years        to 12/31/07          Date
--------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK SERIES                                -2.22%             11.76%            7.48%            3/2/98
--------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                           5.49              12.83             5.18             3/2/98
--------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX                               -0.17              14.63             7.23             3/2/98
--------------------------------------------------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 1.00%; NET: 0.95%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

             Van Kampen                               Russell 1000(R)
             Comstock Series     S&P 500(R) Index     Value Index
  3/2/98     $10,000             $10,000              $10,000
   12/98      11,079              11,895               10,965
   12/99      13,775              14,409               11,771
   12/00      18,205              13,086               12,597
   12/01      14,935              11,532               11,893
   12/02      11,660               8,983               10,047
   12/03      14,443              11,562               13,064
   12/04      16,309              12,818               15,218
   12/05      17,194              13,450               16,292
   12/06      20,787              15,572               19,916
   12/07      20,327              16,428               19,882


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Financials                                             26%
------------------------------------------------------------
Consumer Staples                                       19
------------------------------------------------------------
Health Care                                            17
------------------------------------------------------------
Consumer Discretionary                                 12
------------------------------------------------------------
Materials                                               8
------------------------------------------------------------
Information Technology                                  6
------------------------------------------------------------
Telecommunication Services                              5
------------------------------------------------------------
Other (includes short-term investments)                 7
------------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

VAN KAMPEN EQUITY 500 INDEX SERIES

PRODUCT MANAGER COMMENTARY


[ ] PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES ("VAN KAMPEN EQUITY 500 INDEX")
    Seeks high total return.

[ ] For the 12-month reporting period the Series returned 4.87%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 5.49%.

    ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

[ ] The S&P 500(R) Index returned a moderate gain of 5.49% for the year ended
    December 31, 2007. Stock price volatility was much more pronounced in 2007 than it had been over the past several years, largely driven by investor uncertainty as to the short- and long-term impacts of the subprime mortgage market's troubles on the broader economy. In the first quarter, investors took notice of distress signs in the subprime market, which fueled stock price turbulence in March. Yet, corporate profits stayed positive and economic data was generally favorably, contributing to the belief that the effect of the subprime event would be contained.

[ ] However, by the third quarter, subprime troubles spilled into the credit market and the broader economy. A tightening in credit standards, mortgage lender bankruptcies and hedge fund implosions were followed by multi-billion dollar losses reported at several large financial institutions in the fourth quarter. At the same time, a cross current of unfavorable data buffeted the market, indicating a languishing housing market, declining consumer spending, rising oil prices and negative year-over-year corporate profit growth.

[ ] A series of reductions to both the discount rate and the target federal funds rate from the Federal Reserve (the "Fed") helped financial markets regain their footing at several points in the third and fourth quarters. In fact, the S&P 500 Index reached a record high early in the fourth quarter. However, skepticism quickly returned as investors worried that the Fed's ability to steer the economy away from recession would be limited by potentially rising inflation. Fourth quarter corporate earnings expectations were dismal, with only the largest multi-national companies expected to generate growth through their exposure to international markets.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

[ ] Within the S&P 500 Index and therefore the Fund, eight of the ten sectors had positive absolute performance during the period, led by energy. Rising energy prices in 2007 continued to provide a favorable backdrop for energy companies to generate significant earnings. The materials sector also performed very well, benefiting from a strong global economic backdrop and robust demand for materials, particularly in China and India. The utilities sector also placed within the top three performing sectors, as utilities companies garnered considerable pricing power from the rising energy price environment.

[ ] The two negative returning sectors in the Index and Fund were consumer discretionary and financials. Investors generally avoided consumer- related stocks as a weakening housing market, high energy prices and tightening credit standards did not bode well for consumers' ability to spend. Such fears were validated by declining consumer confidence and retail sales data in the second half of 2007 and disappointing receipts from the holiday shopping season.

[ ] Because the S&P 500 Index is market capitalization weighted (and that the Fund seeks to replicate the performance attributes of the S&P 500 Index before Fund fees), the overall contribution of each sector was influenced by its relative size within the S&P 500 Index and the Fund portfolio. As such, the sectors that contributed most to the Fund's return were energy and technology, while financials and consumer discretionary were the largest detractors.

    THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

    INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.


       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/07
--------------------------------------------------------------------------------

                                             1 year        5 years      10 years
--------------------------------------------------------------------------------
VAN KAMPEN EQUITY 500 INDEX SERIES            4.87%         11.48%        4.84%
--------------------------------------------------------------------------------
S&P 500(R) INDEX                              5.49          12.83         5.92
--------------------------------------------------------------------------------
SERIES EXPENSE RATIOS(2): GROSS: 0.77%; NET: 0.63%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.
1 TOTAL  RETURNS  ARE  HISTORICAL  AND  INCLUDE  CHANGES IN SHARE  PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING
  TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/07, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 4/30/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.


GROWTH OF $10,000 For periods ended 12/31
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

            Van Kampen
            Equity 500 Index     Series S&P 500(R) Index
  12/97     $10,000              $10,000
  12/98      13,168               12,876
  12/99      15,651               15,597
  12/00      13,856               14,164
  12/01      12,207               12,482
  12/02       9,316                9,723
  12/03      11,759               12,515
  12/04      12,916               13,875
  12/05      13,393               14,558
  12/06      15,296               16,856
  12/07      16,041               17,782


SECTOR WEIGHTINGS as of 12/31/07*
------------------------------------------------------------

------------------------------------------------------------
Financials                                             17%
------------------------------------------------------------
Information Technology                                 17
------------------------------------------------------------
Energy                                                 13
------------------------------------------------------------
Health Care                                            12
------------------------------------------------------------
Industrials                                            11
------------------------------------------------------------
Consumer Staples                                       10
------------------------------------------------------------
Consumer Discretionary                                  8
------------------------------------------------------------
Other (includes short-term investments)                12
------------------------------------------------------------
* % of total investments as of December 31, 2007.




       For information regarding the indexes and certain investment terms see the glossary starting on page 2.

                          PHOENIX CAPITAL GROWTH SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--95.8%

AEROSPACE & DEFENSE--5.7%
Boeing Co. (The)                                       6,336        $    554
Goodrich Corp.                                       123,800           8,742
Lockheed Martin Corp.                                 90,700           9,547
Precision Castparts Corp.                             19,850           2,753
United Technologies Corp.                             13,552           1,037
                                                                    --------
                                                                      22,633
                                                                    --------

AIRLINES--0.8%
Continental Airlines, Inc.
  Class B(b)(d)                                      139,450           3,103
                                                                    --------

APPLICATION SOFTWARE--1.0%
Autodesk, Inc.(b)                                     76,900           3,827
                                                                    --------

ASSET MANAGEMENT & CUSTODY BANKS--0.9%
Janus Capital Group, Inc.(d)                         109,950           3,612
                                                                    --------

BIOTECHNOLOGY--3.5%
Amgen, Inc.(b)                                         6,161             286
Gilead Sciences, Inc.(b)                             302,564          13,921
                                                                    --------
                                                                      14,207
                                                                    --------

COMMODITY CHEMICALS--0.9%
Celanese Corp. Series A                               88,600           3,750
                                                                    --------

COMMUNICATIONS EQUIPMENT--3.5%
Cisco Systems, Inc.(b)                               498,646          13,498
QUALCOMM, Inc.                                        15,745             620
                                                                    --------
                                                                      14,118
                                                                    --------

COMPUTER HARDWARE--7.9%
Apple, Inc.(b)                                        78,000          15,450
Dell, Inc.(b)                                        253,700           6,218
Hewlett-Packard Co.                                  138,366           6,985
International Business
  Machines Corp.                                      26,100           2,822
                                                                    --------
                                                                      31,475
                                                                    --------

COMPUTER STORAGE & PERIPHERALS--1.5%
EMC Corp.(b)                                         330,650           6,127
                                                                    --------

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--1.7%
Cummins, Inc.                                         23,950           3,050
Deere & Co.                                           42,500           3,958
                                                                    --------
                                                                       7,008
                                                                    --------

DISTILLERS & VINTNERS--1.0%
Constellation Brands, Inc.
  Class A(b)                                         163,450           3,864
                                                                    --------

DIVERSIFIED METALS & MINING--3.2%
Freeport-McMoRan Copper &
  Gold, Inc. (Indonesia)(c)                          123,800          12,682
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
Emerson Electric Co.                                  15,274        $    865
                                                                    --------

ENVIRONMENTAL & FACILITIES SERVICES--2.5%
Allied Waste Industries,
  Inc.(b)(d)                                         890,850           9,817
                                                                    --------

FOOD RETAIL--0.6%
Kroger Co. (The)                                      91,950           2,456
                                                                    --------

FOOTWEAR--0.7%
NIKE, Inc. Class B                                    42,550           2,733
                                                                    --------

HEALTH CARE EQUIPMENT--1.0%
Baxter International, Inc.                            69,400           4,029
                                                                    --------

HEALTH CARE SERVICES--2.4%
Express Scripts, Inc.(b)                             131,800           9,621
                                                                    --------

HOUSEHOLD PRODUCTS--2.4%
Colgate-Palmolive Co.                                 84,731           6,606
Energizer Holdings, Inc.(b)(d)                        26,350           2,954
                                                                    --------
                                                                       9,560
                                                                    --------

INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--2.2%
AES Corp. (The)                                      128,300           2,744
NRG Energy, Inc.(b)(d)                               141,600           6,137
                                                                    --------
                                                                       8,881
                                                                    --------

INDUSTRIAL CONGLOMERATES--0.8%
General Electric Co.                                  89,300           3,310
                                                                    --------

INTEGRATED OIL & GAS--3.2%
Exxon Mobil Corp.                                     98,400           9,219
Occidental Petroleum
  Corp.                                               44,800           3,449
                                                                    --------
                                                                      12,668
                                                                    --------

INTERNET RETAIL--1.6%
Amazon.com, Inc.(b)                                   34,100           3,159
Expedia, Inc.(b)(d)                                   98,850           3,126
                                                                    --------
                                                                       6,285
                                                                    --------

INTERNET SOFTWARE & SERVICES--1.6%
eBay, Inc.(b)                                        160,750           5,335
Google, Inc. Class A(b)                                1,400             968
                                                                    --------
                                                                       6,303
                                                                    --------

INVESTMENT BANKING & BROKERAGE--1.0%
Goldman Sachs Group, Inc.
  (The)                                                5,100           1,097
Morgan Stanley                                        56,920           3,023
                                                                    --------
                                                                       4,120
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
LIFE SCIENCES TOOLS & SERVICES--2.2%
Invitrogen Corp.(b)                                   54,050        $  5,049
Waters Corp.(b)                                       46,450           3,673
                                                                    --------
                                                                       8,722
                                                                    --------

MANAGED HEALTH CARE--3.9%
Aetna, Inc.                                           52,900           3,054
CIGNA Corp.                                           46,150           2,480
Health Net, Inc.(b)                                   16,589             801
Humana, Inc.(b)                                       82,450           6,209
UnitedHealth Group, Inc.                              51,550           3,000
                                                                    --------
                                                                      15,544
                                                                    --------

METAL & GLASS CONTAINERS--2.1%
Owens-Illinois, Inc.(b)                              168,350           8,333
                                                                    --------

MOVIES & ENTERTAINMENT--3.6%
News Corp. Class A                                    37,792             774
Regal Entertainment Group
  Class A(d)                                         351,750           6,356
Walt Disney Co. (The)                                227,600           7,347
                                                                    --------
                                                                      14,477
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--4.1%
Baker Hughes, Inc.                                    10,515             853
BJ Services Co.(d)                                    15,747             382
Global Industries Ltd.(b)                            218,650           4,683
Halliburton Co.                                       63,250           2,398
National Oilwell Varco,
  Inc.(b)                                            112,000           8,228
                                                                    --------
                                                                      16,544
                                                                    --------

OIL & GAS REFINING & MARKETING--2.1%
Frontier Oil Corp.                                   124,950           5,070
Valero Energy Corp.                                   49,200           3,446
                                                                    --------
                                                                       8,516
                                                                    --------

PHARMACEUTICALS--5.8%
Abbott Laboratories                                    6,212             349
Johnson & Johnson                                      6,954             464
Merck & Co., Inc.                                    164,700           9,571
Schering-Plough Corp.                                146,150           3,893
Watson Pharmaceuticals,
  Inc.(b)                                            303,900           8,248
Wyeth                                                 13,718             606
                                                                    --------
                                                                      23,131
                                                                    --------

PROPERTY & CASUALTY INSURANCE--1.4%
Berkley (W.R.) Corp.                                 194,300           5,792
                                                                    --------

RAILROADS--0.7%
Burlington Northern
  Santa Fe Corp.                                       5,417             451
Norfolk Southern Corp.                                46,150           2,328
                                                                    --------
                                                                       2,779
                                                                    --------



                        See Notes to Financial Statements

                          PHOENIX CAPITAL GROWTH SERIES



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
RESTAURANTS--1.1%
Yum! Brands, Inc.                                    119,700        $  4,581
                                                                    --------

SEMICONDUCTOR EQUIPMENT--2.8%
Applied Materials, Inc.                              526,800           9,356
Lam Research Corp.(b)                                 46,200           1,997
                                                                    --------
                                                                      11,353
                                                                    --------

SEMICONDUCTORS--2.4%
Intel Corp.                                          250,550           6,680
NVIDIA Corp.(b)                                       85,650           2,914
                                                                    --------
                                                                       9,594
                                                                    --------

SOFT DRINKS--2.4%
Pepsi Bottling Group, Inc.
  (The)                                              233,900           9,230
PepsiCo, Inc.                                          7,139             542
                                                                    --------
                                                                       9,772
                                                                    --------

SPECIALIZED FINANCE--0.8%
Nasdaq Stock Market, Inc.
  (The)(b)(d)                                         66,200           3,276
                                                                    --------

SPECIALTY CHEMICALS--0.8%
Sigma-Aldrich Corp.                                   57,450           3,137
                                                                    --------

SPECIALTY STORES--0.1%
PetSmart, Inc.                                        20,256             477
                                                                    --------

SYSTEMS SOFTWARE--7.7%
Microsoft Corp.                                      418,479          14,898
Oracle Corp.(b)                                      714,500          16,133
                                                                    --------
                                                                      31,031
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $313,730)                                           384,113
----------------------------------------------------------------------------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
FOREIGN COMMON STOCKS(c)--2.9%

COMMUNICATIONS EQUIPMENT--2.9%
Nokia Oyj Sponsored ADR
  (Finland)                                          146,000        $  5,605
Research In Motion Ltd.
  (Canada)(b)                                         52,700           5,976
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $11,398)                                             11,581
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.7%
(IDENTIFIED COST $325,128)                                           395,694
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.8%

MONEY MARKET MUTUAL FUNDS--6.5%
State Street Navigator Prime
  Plus (4.88% seven-day
  effective yield)(e)                             25,979,590          25,980
                                                                    --------


                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------

COMMERCIAL PAPER(f)--1.3%
Nicor, Inc.
  4.000% due 1/2/08                                   $5,125           5,124
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $31,104)                                             31,104
----------------------------------------------------------------------------
TOTAL INVESTMENTS--106.5%
(IDENTIFIED COST $356,232)                                           426,798(a)

Other assets and liabilities, net--(6.5)%                            (26,186)
                                                                    --------
NET ASSETS--100.0%                                                  $400,612
                                                                    ========



(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $78,466 and gross depreciation of $10,131 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $358,463.
(b) Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d) All or a portion of security is on loan.
(e) Represents security purchased with cash collateral received for securities on loan.
(f) The rate shown is the discount rate.

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--97.7%

AEROSPACE & DEFENSE--5.2%
Boeing Co. (The)                                      20,100        $  1,758
General Dynamics Corp.                                 5,200             463
Honeywell International,
  Inc.                                                16,800           1,034
Lockheed Martin Corp.                                 13,000           1,368
Northrop Grumman Corp.                                 8,400             661
Raytheon Co.                                           9,100             552
United Technologies Corp.                             31,300           2,396
                                                                    --------
                                                                       8,232
                                                                    --------

AIR FREIGHT & LOGISTICS--0.2%
United Parcel Service, Inc.
  Class B                                              5,200             368
                                                                    --------

AIRLINES--0.1%
AMR Corp.(b)                                          10,600             149
Continental Airlines, Inc.
  Class B(b)                                           3,800              84
                                                                    --------
                                                                         233
                                                                    --------

APPAREL RETAIL--0.5%
Aeropostale, Inc.(b)                                   7,000             186
Gap, Inc. (The)                                       23,700             504
Men's Wearhouse, Inc.
  (The)                                                4,500             121
                                                                    --------
                                                                         811
                                                                    --------

APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
VF Corp.                                               5,700             391
                                                                    --------

APPLICATION SOFTWARE--0.2%
Aspen Technology, Inc.(b)                             16,900             274
                                                                    --------

ASSET MANAGEMENT & CUSTODY BANKS--3.4%
Ameriprise Financial, Inc.                             4,100             226
Bank of New York Mellon
  Corp. (The)                                         25,315           1,235
Federated Investors, Inc.
  Class B                                              8,800             362
Franklin Resources, Inc.                               5,700             652
Legg Mason, Inc.                                       6,600             483
Northern Trust Corp.                                  10,600             812
SEI Investments Co.                                   12,600             405
State Street Corp.                                    15,200           1,234
                                                                    --------
                                                                       5,409
                                                                    --------

AUTO PARTS & EQUIPMENT--0.4%
American Axle & Manufacturing
  Holdings, Inc.                                       5,400             100
Lear Corp.(b)                                         17,200             476
                                                                    --------
                                                                         576
                                                                    --------

AUTOMOBILE MANUFACTURERS--0.1%
Thor Industries, Inc.                                  5,000             190
                                                                    --------



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
BIOTECHNOLOGY--0.6%
Cephalon, Inc.(b)                                      1,900        $    137
OSI Pharmaceuticals,
  Inc.(b)                                             17,900             868
                                                                    --------
                                                                       1,005
                                                                    --------

BREWERS--0.7%
Anheuser-Busch Cos., Inc.                             20,400           1,068
                                                                    --------

BROADCASTING & CABLE TV--0.6%
CBS Corp. Class B                                     35,500             967
                                                                    --------

BUILDING PRODUCTS--0.2%
Masco Corp.                                           15,700             339
                                                                    --------

COAL & CONSUMABLE FUELS--0.4%
Massey Energy Co.                                     18,500             661
                                                                    --------

COMMERCIAL PRINTING--0.3%
RR Donnelley & Sons Co.                               12,700             479
                                                                    --------

COMMUNICATIONS EQUIPMENT--1.8%
Cisco Systems, Inc.(b)                               102,800           2,783
                                                                    --------

COMPUTER & ELECTRONICS RETAIL--0.1%
RadioShack Corp.                                      12,100             204
                                                                    --------

COMPUTER HARDWARE--3.9%
Hewlett-Packard Co.                                   52,700           2,660
International Business
  Machines Corp.                                      32,400           3,503
NCR Corp.(b)                                           3,300              83
                                                                    --------
                                                                       6,246
                                                                    --------

COMPUTER STORAGE & PERIPHERALS--0.4%
Emulex Corp.(b)                                       18,500             302
Network Appliance, Inc.(b)                            10,300             257
QLogic Corp.(b)                                       10,300             146
                                                                    --------
                                                                         705
                                                                    --------

CONSTRUCTION & ENGINEERING--0.1%
Perini Corp.(b)                                        1,800              75
                                                                    --------

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.7%
AGCO Corp.(b)                                          7,600             517
Cummins, Inc.                                          1,200             153
Toro Co. (The)                                         7,300             397
                                                                    --------
                                                                       1,067
                                                                    --------

DATA PROCESSING & OUTSOURCED SERVICES--1.4%
Automatic Data Processing,
  Inc.                                                15,000             668
Computer Sciences Corp.(b)                             8,400             416
Electronic Data Systems
  Corp.                                               23,500             487
Fiserv, Inc.(b)                                       13,100             727
                                                                    --------
                                                                       2,298
                                                                    --------



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DIVERSIFIED BANKS--1.3%
Comerica, Inc.                                         6,900        $    300
Wells Fargo & Co.                                     56,200           1,697
                                                                    --------
                                                                       1,997
                                                                    --------

DIVERSIFIED CHEMICALS--0.9%
Dow Chemical Co. (The)                                12,900             509
E.I. du Pont de Nemours & Co.                         20,300             895
                                                                    --------
                                                                       1,404
                                                                    --------

DIVERSIFIED COMMERCIAL &
PROFESSIONAL SERVICES--0.3%
Dun & Bradstreet Corp.                                 5,000             443
                                                                    --------

DIVERSIFIED METALS & MINING--0.5%
Freeport-McMoRan Copper &
  Gold, Inc. (Indonesia)(c)                            2,900             297
Southern Copper Corp.                                  4,300             452
                                                                    --------
                                                                         749
                                                                    --------

ELECTRIC UTILITIES--1.2%
FirstEnergy Corp.                                     26,400           1,910
                                                                    --------

ELECTRICAL COMPONENTS & EQUIPMENT--1.1%
Emerson Electric Co.                                  28,100           1,592
GrafTech International
  Ltd.(b)                                              6,400             114
                                                                    --------
                                                                       1,706
                                                                    --------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.4%
Agilent Technologies,
  Inc.(b)                                             18,400             676
                                                                    --------

ELECTRONIC MANUFACTURING SERVICES--0.4%
Tyco Electronics Ltd.                                 15,600             579
                                                                    --------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.1%
Terra Industries, Inc.(b)                              2,500             119
                                                                    --------

FOOD RETAIL--0.5%
Kroger Co. (The)                                      17,500             467
SUPERVALU, Inc.                                        6,600             248
                                                                    --------
                                                                         715
                                                                    --------

FOOTWEAR--0.6%
NIKE, Inc. Class B                                    14,700             944
                                                                    --------

GENERAL MERCHANDISE STORES--0.2%
Big Lots, Inc.(b)                                     10,800             173
Family Dollar Stores, Inc.                            10,300             198
                                                                    --------
                                                                         371
                                                                    --------

HEALTH CARE DISTRIBUTORS--1.1%
Cardinal Health, Inc.                                 12,300             710
McKesson Corp.                                        15,600           1,022
                                                                    --------
                                                                       1,732
                                                                    --------


                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
HEALTH CARE EQUIPMENT--0.6%
Baxter International, Inc.                            15,200        $    882
                                                                    --------

HEALTH CARE SERVICES--0.3%
Medco Health Solutions,
  Inc.(b)                                              3,900             395
                                                                    --------

HOME IMPROVEMENT RETAIL--0.6%
Sherwin-Williams Co.
  (The)                                               17,000             987
                                                                    --------

HOUSEHOLD APPLIANCES--0.3%
Stanley Works (The)                                    6,200             301
Whirlpool Corp.                                        2,800             228
                                                                    --------
                                                                         529
                                                                    --------

HOUSEHOLD PRODUCTS--1.2%
Clorox Co. (The)                                      14,200             925
Kimberly-Clark Corp.                                   5,700             395
Procter & Gamble Co.
  (The)                                                8,900             654
                                                                    --------
                                                                       1,974
                                                                    --------

HOUSEWARES & SPECIALTIES--0.3%
American Greetings Corp.
  Class A                                              6,300             128
Newell Rubbermaid, Inc.                               12,700             329
                                                                    --------
                                                                         457
                                                                    --------

HYPERMARKETS & SUPER CENTERS--0.7%
BJ's Wholesale Club, Inc.(b)                           8,400             284
Wal-Mart Stores, Inc.                                 18,000             856
                                                                    --------
                                                                       1,140
                                                                    --------

INDUSTRIAL CONGLOMERATES--0.8%
Teleflex, Inc.                                         3,500             221
Tyco International Ltd.                               28,225           1,119
                                                                    --------
                                                                       1,340
                                                                    --------

INDUSTRIAL MACHINERY--1.5%
Dover Corp.                                            4,100             189
Eaton Corp.                                           13,200           1,280
Gardner Denver, Inc.(b)                                5,300             175
Parker Hannifin Corp.                                  9,250             696
                                                                    --------
                                                                       2,340
                                                                    --------

INSURANCE BROKERS--0.3%
AON Corp.                                             11,400             544
                                                                    --------

INTEGRATED OIL & GAS--9.1%
Chevron Corp.                                         14,300           1,334
ConocoPhillips                                        19,200           1,695
Exxon Mobil Corp.                                     75,000           7,027
Marathon Oil Corp.                                     9,100             554
Occidental Petroleum
  Corp.                                               49,600           3,819
                                                                    --------
                                                                      14,429
                                                                    --------

INTEGRATED TELECOMMUNICATION SERVICES--3.8%
AT&T, Inc.                                           101,205           4,206
Qwest Communications
  International, Inc.(b)                              39,900             280


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
INTEGRATED TELECOMMUNICATION SERVICES--CONTINUED
Verizon Communications,
  Inc.                                                21,100        $    922
Windstream Corp.                                      48,100             626
                                                                    --------
                                                                       6,034
                                                                    --------

INTERNET RETAIL--0.3%
Expedia, Inc.(b)                                       4,900             155
IAC/InterActiveCorp.(b)                                9,800             264
                                                                    --------
                                                                         419
                                                                    --------

INTERNET SOFTWARE & SERVICES--0.6%
eBay, Inc.(b)                                         30,500           1,012
                                                                    --------

INVESTMENT BANKING & BROKERAGE--1.2%
Charles Schwab Corp. (The)                            15,500             396
Goldman Sachs Group, Inc. (The)                        5,700           1,226
TD Ameritrade Holding Corp.(b)                        16,800             337
                                                                    --------
                                                                       1,959
                                                                    --------

LEISURE PRODUCTS--0.1%
Hasbro, Inc.                                           5,500             141
                                                                    --------

LIFE & HEALTH INSURANCE--3.9%
AFLAC, Inc.                                           11,900             745
Lincoln National Corp.                                15,200             885
MetLife, Inc.                                         33,500           2,064
Principal Financial Group, Inc. (The)                 13,100             902
Prudential Financial, Inc.                            15,300           1,424
StanCorp Financial Group, Inc.                         2,500             126
Unum Group                                             5,200             124
                                                                    --------
                                                                       6,270
                                                                    --------

LIFE SCIENCES TOOLS & SERVICES--0.2%
Invitrogen Corp.(b)                                    3,900             364
                                                                    --------

MANAGED HEALTH CARE--3.0%
Aetna, Inc.                                           18,400           1,062
CIGNA Corp.                                           12,600             677
Coventry Health Care,
  Inc.(b)                                              3,000             178
UnitedHealth Group, Inc.                              30,000           1,746
WellPoint, Inc.(b)                                    11,900           1,044
                                                                    --------
                                                                       4,707
                                                                    --------

METAL & GLASS CONTAINERS--0.2%
Ball Corp.                                             3,300             148
Owens-Illinois, Inc.(b)                                4,600             228
                                                                    --------
                                                                         376
                                                                    --------

MORTGAGE REITS--0.5%
Annaly Capital Management, Inc.                       40,200             731
CapitalSource, Inc.                                    5,200              91
                                                                    --------
                                                                         822
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
MOVIES & ENTERTAINMENT--2.8%
Time Warner, Inc.                                     76,900        $  1,269
Viacom, Inc. Class B(b)                               34,700           1,524
Walt Disney Co. (The)                                 52,500           1,695
                                                                    --------
                                                                       4,488
                                                                    --------

MULTI-LINE INSURANCE--1.8%
American International
  Group, Inc.                                         46,200           2,694
Hartford Financial Services
  Group, Inc. (The)                                    2,000             174
                                                                    --------
                                                                       2,868
                                                                    --------

MULTI-UTILITIES--0.8%
Public Service Enterprise
  Group, Inc.                                         13,600           1,336
                                                                    --------

OFFICE ELECTRONICS--0.1%
Xerox Corp.                                            7,600             123
                                                                    --------

OIL & GAS DRILLING--0.8%
ENSCO International, Inc.                              3,000             179
Transocean, Inc.                                       7,600           1,088
                                                                    --------
                                                                       1,267
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--1.2%
Dresser-Rand Group, Inc.(b)                            7,100             277
National Oilwell Varco, Inc.(b)                       16,100           1,183
Tidewater, Inc.                                        7,600             417
                                                                    --------
                                                                       1,877
                                                                    --------

OIL & GAS EXPLORATION & PRODUCTION--0.4%
Devon Energy Corp.                                     1,500             133
Noble Energy, Inc.                                     1,800             143
W&T Offshore, Inc.                                    10,900             327
                                                                    --------
                                                                         603
                                                                    --------

OIL & GAS REFINING & MARKETING--0.5%
Holly Corp.                                            3,300             168
Valero Energy Corp.                                    8,500             595
                                                                    --------
                                                                         763
                                                                    --------

OTHER DIVERSIFIED FINANCIAL SERVICES--5.0%
Bank of America Corp.                                 94,300           3,891
Citigroup, Inc.                                        9,800             288
JPMorgan Chase & Co.                                  85,400           3,728
                                                                    --------
                                                                       7,907
                                                                    --------

PACKAGED FOODS & MEATS--0.4%
General Mills, Inc.                                    9,800             559
                                                                    --------

PAPER PACKAGING--0.2%
Packaging Corporation of
  America                                             13,200             372
                                                                    --------

PERSONAL PRODUCTS--0.3%
NBTY, Inc.(b)                                         17,500             480
                                                                    --------


                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
PHARMACEUTICALS--6.9%
Abbott Laboratories                                    7,300        $    410
Bristol-Myers Squibb Co.                              13,500             358
Endo Pharmaceuticals
  Holdings, Inc.(b)                                    8,600             229
Forest Laboratories, Inc.(b)                          13,300             485
Johnson & Johnson                                     52,000           3,469
Merck & Co., Inc.                                     52,700           3,062
Pfizer, Inc.                                         116,700           2,653
Wyeth                                                  8,600             380
                                                                    --------
                                                                      11,046
                                                                    --------

PHOTOGRAPHIC PRODUCTS--0.1%
Eastman Kodak Co.                                      9,800             214
                                                                    --------

PROPERTY & CASUALTY INSURANCE--1.4%
Chubb Corp. (The)                                      6,500             355
Cincinnati Financial Corp.                             5,800             229
Philadelphia Consolidated
  Holding Co.(b)                                       3,000             118
Travelers Cos., Inc. (The)                            27,900           1,501
                                                                    --------
                                                                       2,203
                                                                    --------

RAILROADS--0.2%
Norfolk Southern Corp.                                 7,600             383
                                                                    --------

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
Jones Lang LaSalle, Inc.                               1,000              71
                                                                    --------

REGIONAL BANKS--0.6%
Bank of Hawaii Corp.                                   1,900              97
KeyCorp                                               12,200             286
Regions Financial Corp.                               14,500             343
SunTrust Banks, Inc.                                   2,700             169
                                                                    --------
                                                                         895
                                                                    --------

RESTAURANTS--1.9%
McDonald's Corp.                                      36,400           2,144
Yum! Brands, Inc.                                     23,400             896
                                                                    --------
                                                                       3,040
                                                                    --------

SEMICONDUCTOR EQUIPMENT--1.1%
Applied Materials, Inc.                               43,800             778
Lam Research Corp.(b)                                  5,100             221
MEMC Electronic Materials,
  Inc.(b)                                              3,700             327
Novellus Systems, Inc.(b)                             13,000             358
                                                                    --------
                                                                       1,684
                                                                    --------

SEMICONDUCTORS--2.0%
Amkor Technology, Inc.(b)                             15,300             131


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
SEMICONDUCTORS--CONTINUED
Integrated Device
  Technology, Inc.(b)                                 21,900        $    248
Intel Corp.                                           48,400           1,290
NVIDIA Corp.(b)                                       16,950             577
Texas Instruments, Inc.                               29,800             995
                                                                    --------
                                                                       3,241
                                                                    --------

SOFT DRINKS--1.6%
Coca-Cola Co. (The)                                   22,600           1,387
Pepsi Bottling Group, Inc.
  (The)                                               29,100           1,148
                                                                    --------
                                                                       2,535
                                                                    --------

SPECIALIZED REITS--0.3%
FelCor Lodging Trust, Inc.                            14,500             226
Host Hotels & Resorts,
  Inc.                                                12,500             213
                                                                    --------
                                                                         439
                                                                    --------

SPECIALTY CHEMICALS--0.1%
H.B. Fuller Co.                                        8,400             189
                                                                    --------

STEEL--0.3%
AK Steel Holding Corp.(b)                             11,000             509
                                                                    --------

SYSTEMS SOFTWARE--5.1%
BMC Software, Inc.(b)                                  9,000             321
McAfee, Inc.(b)                                        4,200             157
Microsoft Corp.                                      148,900           5,301
Oracle Corp.(b)                                       76,700           1,732
Symantec Corp.(b)                                     39,900             644
                                                                    --------
                                                                       8,155
                                                                    --------

TECHNOLOGY DISTRIBUTORS--0.1%
Arrow Electronics, Inc.(b)                             2,500              98
                                                                    --------

TOBACCO--1.8%
Altria Group, Inc.                                    15,300           1,156
Loews Corp. - Carolina
  Group                                               14,200           1,211
Reynolds American, Inc.                                2,500             165
Universal Corp.                                        4,800             246
                                                                    --------
                                                                       2,778
                                                                    --------

WIRELESS TELECOMMUNICATION SERVICES--0.3%
Sprint Nextel Corp.                                   41,300             542
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $119,266)                                           155,512
----------------------------------------------------------------------------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
FOREIGN COMMON STOCKS(c)--1.1%

COMPUTER STORAGE & PERIPHERALS--0.3%
Seagate Technology
  (Singapore)                                         15,100        $    385
                                                                    --------

INDUSTRIAL MACHINERY--0.1%
Ingersoll-Rand Co., Ltd.
  Class A (United States)                              3,500             163
                                                                    --------

IT CONSULTING & OTHER SERVICES--0.5%
Accenture Ltd. Class A
  (United States)                                     23,400             843
                                                                    --------

PROPERTY & CASUALTY INSURANCE--0.2%
XL Capital Ltd. Class A
  (United States)                                      6,700             337
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,003)                                               1,728
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.8%
(IDENTIFIED COST $121,269)                                           157,240
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--0.8%

                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------
COMMERCIAL PAPER(d)--0.8%
Praxair, Inc.
  3.600% due 1/2/08                                  $ 1,250           1,250
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,250)                                               1,250
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $122,519)                                           158,490(a)

Other assets and liabilities, net--0.4%                                  584
                                                                    --------
NET ASSETS--100.0%                                                  $159,074
                                                                    ========



(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $41,103 and gross depreciation of $5,729 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $123,116.
(b) Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d) The interest rate shown is the coupon rate.


                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------         -------
DOMESTIC COMMON STOCKS--89.4%

ADVERTISING--1.0%
Lamar Advertising Co. Class A                         17,300         $   832
                                                                     -------

AEROSPACE & DEFENSE--6.2%
Aercap Holdings N.V.(b)                               36,000             752
BE Aerospace, Inc.(b)                                 26,600           1,407
Precision Castparts Corp.                             15,200           2,108
Rockwell Collins, Inc.                                15,800           1,137
                                                                     -------
                                                                       5,404
                                                                     -------

AIR FREIGHT & LOGISTICS--1.5%
Expeditors International of
  Washington, Inc.                                    13,000             581
Robinson (C.H.) Worldwide,
  Inc.                                                13,500             730
                                                                     -------
                                                                       1,311
                                                                     -------

APPAREL RETAIL--1.2%
Abercrombie & Fitch Co.
  Class A                                              6,800             544
Urban Outfitters, Inc.(b)                             17,700             482
                                                                     -------
                                                                       1,026
                                                                     -------

APPAREL, ACCESSORIES & LUXURY GOODS--0.7%
Coach, Inc.(b)                                        20,000             612
                                                                     -------

APPLICATION SOFTWARE--3.4%
ANSYS, Inc.(b)                                        19,100             792
Autodesk, Inc.(b)                                     18,200             906
Citrix Systems, Inc.(b)                               22,000             836
Intuit, Inc.(b)                                       14,900             471
                                                                     -------
                                                                       3,005
                                                                     -------

ASSET MANAGEMENT & CUSTODY BANKS--1.1%
AllianceBernstein Holding LP                           4,900             369
Northern Trust Corp.                                   7,500             574
                                                                     -------
                                                                         943
                                                                     -------

BIOTECHNOLOGY--2.7%
Applera Corp. - Celera Group(b)                       15,000             238
Celgene Corp.(b)                                       8,800             407
IDEXX Laboratories, Inc.(b)                            8,000             469
Myriad Genetics, Inc.(b)                               9,900             459
United Therapeutics Corp.(b)                           8,200             801
                                                                     -------
                                                                       2,374
                                                                     -------

BROADCASTING & CABLE TV--0.5%
Liberty Global, Inc. Class A(b)                       11,100             435
                                                                     -------

CASINOS & GAMING--4.3%
International Game Technology                          7,600             334
Melco PBL Entertainment Ltd(b)                        42,000             486
Penn National Gaming, Inc.(b)                         14,700             875
Scientific Games Corp.
  Class A(b)                                          29,000             964


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------         -------
CASINOS & GAMING--CONTINUED
WMS Industries, Inc.(b)                               29,900         $ 1,096
                                                                     -------
                                                                       3,755
                                                                     -------

COMMUNICATIONS EQUIPMENT--4.1%
Arris Group, Inc.(b)                                  70,400             703
F5 Networks, Inc.(b)                                  15,700             448
Foundry Networks, Inc.(b)                             40,900             716
Harris Corp.                                          10,300             646
Juniper Networks, Inc.(b)                             19,100             634
Polycom, Inc.(b)                                      16,000             444
                                                                     -------
                                                                       3,591
                                                                     -------

COMPUTER & ELECTRONICS RETAIL--1.3%
GameStop Corp. Class A(b)                             19,000           1,180
                                                                     -------

CONSTRUCTION & ENGINEERING--1.7%
Fluor Corp.                                            6,700             976
Shaw Group, Inc. (The)(b)                              8,000             484
                                                                     -------
                                                                       1,460
                                                                     -------

DATA PROCESSING & OUTSOURCED SERVICES--2.8%
Iron Mountain, Inc.(b)                                26,400             977
MasterCard, Inc. Class A                               5,600           1,205
Total System Services, Inc.                            8,000             224
                                                                     -------
                                                                       2,406
                                                                     -------

DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--2.2%
Corrections Corporation of
  America(b)                                          30,000             885
Huron Consulting Group, Inc.(b)                        2,600             210
IHS, Inc.(b)                                          13,700             830
                                                                     -------
                                                                       1,925
                                                                     -------

EDUCATION SERVICES--2.1%
DeVry, Inc.                                           20,200           1,049
Strayer Education, Inc.                                4,500             768
                                                                     -------
                                                                       1,817
                                                                     -------

ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
Ametek, Inc.                                           5,500             258
                                                                     -------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
Dolby Laboratories, Inc.
  Class A(b)                                          11,400             567
                                                                     -------

ELECTRONIC MANUFACTURING SERVICES--1.0%
Trimble Navigation Ltd.(b)                            28,100             850
                                                                     -------

ENVIRONMENTAL & FACILITIES SERVICES--1.1%
Stericycle, Inc.(b)                                   15,800             939
                                                                     -------

HEALTH CARE EQUIPMENT--6.4%
Bard (C.R.), Inc.                                     10,700           1,014
Gen-Probe, Inc.(b)                                    12,200             768


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------         -------
HEALTH CARE EQUIPMENT--CONTINUED
Hologic, Inc.(b)                                      28,300         $ 1,943
Intuitive Surgical, Inc.(b)                            3,500           1,136
Wright Medical Group, Inc.(b)                         23,500             685
                                                                     -------
                                                                       5,546
                                                                     -------

HEALTH CARE FACILITIES--1.6%
Psychiatric Solutions, Inc.(b)                        12,000             390
VCA Antech, Inc.(b)                                   22,800           1,008
                                                                     -------
                                                                       1,398
                                                                     -------

HEALTH CARE SERVICES--1.0%
Express Scripts, Inc.(b)                              12,300             898
                                                                     -------

HEALTH CARE SUPPLIES--0.8%
Inverness Medical Innovations,
  Inc.(b)                                             13,000             730
                                                                     -------

HEALTH CARE TECHNOLOGY--1.2%
Cerner Corp.(b)                                       18,500           1,043
                                                                     -------

HOME ENTERTAINMENT SOFTWARE--1.7%
Activision, Inc.(b)                                   51,500           1,530
                                                                     -------

HOTELS, RESORTS & CRUISE LINES--0.7%
Gaylord Entertainment Co.(b)                          15,000             607
                                                                     -------

HOUSEHOLD PRODUCTS--0.6%
Energizer Holdings, Inc.(b)                            5,000             561
                                                                     -------

INDUSTRIAL GASES--1.3%
Airgas, Inc.                                          21,300           1,110
                                                                     -------

INDUSTRIAL MACHINERY--1.2%
Danaher Corp.                                         11,900           1,044
                                                                     -------

INTEGRATED OIL & GAS--0.6%
Murphy Oil Corp.                                       6,700             568
                                                                     -------

INTERNET RETAIL--1.1%
GSI Commerce(R), Inc.(b)                              18,400             359
IAC/InterActiveCorp.(b)                               20,900             562
                                                                     -------
                                                                         921
                                                                     -------

INTERNET SOFTWARE & SERVICES--1.5%
Equinix, Inc.                                          4,500             455
Omniture, Inc.(b)                                      7,000             233
VistaPrint Ltd.(b)                                    15,500             664
                                                                     -------
                                                                       1,352
                                                                     -------

INVESTMENT BANKING & BROKERAGE--1.0%
GFI Group, Inc.(b)                                     9,300             890
                                                                     -------

IT CONSULTING & OTHER SERVICES--1.7%
Cognizant Technology Solutions
  Corp. Class A(b)                                    43,300           1,470
                                                                     -------


                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------         -------
LEISURE FACILITIES--0.5%
Vail Resorts, Inc.(b)                                  7,600         $   409
                                                                     -------

LIFE SCIENCES TOOLS & SERVICES--1.3%
Amag Pharmaceuticals, Inc.(b)                          6,500             391
Pharmaceutical Product
  Development, Inc.                                   18,400             743
                                                                     -------
                                                                       1,134
                                                                     -------

OIL & GAS EQUIPMENT & SERVICES--3.7%
Dresser-Rand Group, Inc.(b)                           12,000             469
ION Geophysical Corp.                                 23,700             374
National Oilwell Varco, Inc.(b)                       17,400           1,278
Smith International, Inc.                             14,800           1,093
                                                                     -------
                                                                       3,214
                                                                     -------

OIL & GAS EXPLORATION & PRODUCTION--5.7%
Concho Resources, Inc.(b)                             18,000             371
Continental Resources, Inc.(b)                        12,800             334
Denbury Resources, Inc.(b)                            64,800           1,928
Range Resources Corp.                                 28,500           1,464
XTO Energy, Inc.                                      17,500             899
                                                                     -------
                                                                       4,996
                                                                     -------

PACKAGED FOODS & MEATS--0.3%
Ralcorp Holdings, Inc.(b)                              4,100             249
                                                                     -------

PERSONAL PRODUCTS--1.6%
Bare Escentuals, Inc.                                 22,500             545
Chattem, Inc.(b)                                      11,700             884
                                                                     -------
                                                                       1,429
                                                                     -------

SEMICONDUCTOR EQUIPMENT--1.9%
MEMC Electronic Materials,
  Inc.(b)                                             12,100           1,071
Varian Semiconductor Equipment
  Associates, Inc.(b)                                 15,800             584
                                                                     -------
                                                                       1,655
                                                                     -------

SEMICONDUCTORS--2.3%
Microchip Technology, Inc.                            13,800             434
Microsemi Corp.(b)                                    19,000             421
NVIDIA Corp.(b)                                       19,500             663
Sigma Designs, Inc.(b)                                 8,500             469
                                                                     -------
                                                                       1,987
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------         -------
SOFT DRINKS--0.9%
Hansen Natural Corp.(b)                               17,700         $   784
                                                                     -------

SPECIALIZED FINANCE--3.1%
CME Group, Inc.                                        2,200           1,509
IntercontinentalExchange,
  Inc.(b)                                              6,000           1,155
                                                                     -------
                                                                       2,664
                                                                     -------

SPECIALTY CHEMICALS--1.2%
Ecolab, Inc.                                          20,800           1,065
                                                                     -------

TRADING COMPANIES & DISTRIBUTORS--0.7%
Fastenal Co.                                          15,300             618
                                                                     -------

WIRELESS TELECOMMUNICATION SERVICES--4.0%
American Tower Corp. Class A                          25,700           1,095
NII Holdings, Inc.(b)                                 29,900           1,445
SBA Communications Corp.
  Class A(b)                                          27,000             913
                                                                     -------
                                                                       3,453
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $69,347)                                             78,015
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--5.8%

ADVERTISING--1.2%
Focus Media Holding Ltd. ADR
  (China)(b)                                          18,600           1,057
                                                                     -------

AEROSPACE & DEFENSE--1.0%
CAE, Inc. (Canada)                                    67,500             910
                                                                     -------

DRUG RETAIL--1.2%
Shoppers Drug Mart Corp.
  (Canada)                                            18,900           1,020
                                                                     -------

HOTELS, RESORTS & CRUISE LINES--0.9%
Orient-Express Hotel Ltd.
  Class A (Bermuda)                                   12,800             736
                                                                     -------

INVESTMENT BANKING & BROKERAGE--0.9%
Lazard Ltd. Class A
  (United States)                                     20,000             814
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------         -------
PHARMACEUTICALS--0.6%
Shire Pharmaceuticals Group plc
  ADR (United Kingdom)                                 7,800         $   538
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,934)                                               5,075
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.2%
(IDENTIFIED COST $74,281)                                             83,090
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--5.1%

                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------

REPURCHASE AGREEMENTS--5.1%
State Street Bank and Trust Co.
  repurchase agreement 1.10%
  dated 12/31/07, due 1/2/08,
  repurchase price $4,419
  collateralized by U.S. Treasury
  Bond 5%, 5/15/37 market
  value $4,512                                        $4,419           4,419
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $4,419)                                               4,419
----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $78,700)                                             87,509(a)

Other assets and liabilities, net--(0.3)%                               (256)
                                                                     -------
NET ASSETS--100.0%                                                   $87,253
                                                                     =======



(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,805 and gross depreciation of $1,026 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $78,730.
(b) Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.


                        See Notes to Financial Statements

                           PHOENIX MONEY MARKET SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                      FACE
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
FEDERAL AGENCY SECURITIES(d)--18.5%
FFCB
  4.756% due 9/22/08(c)                              $   500        $    501
FHLB
  4.350% due 1/7/08                                    2,965           2,963
  5.083% due 1/10/08(c)                                2,300           2,300
  4.305% due 1/18/08                                   3,500           3,493
  3.790% due 4/29/08                                   2,500           2,496
  3.190% due 7/14/08                                   1,000             994
  3.400% due 7/30/08                                     830             825
  4.700% due 10/9/08                                   1,000           1,000
  4.782% due 11/21/08(c)                               3,000           3,000
  4.600% due 11/28/08                                  3,500           3,500
  4.500% due 12/11/08                                  2,650           2,650
FHLMC
  4.320% due 1/30/08                                   2,000           1,993
  5.000% due 2/8/08                                    2,650           2,651
  5.750% due 4/15/08                                   2,400           2,410
  3.060% due 7/15/08                                     500             497
----------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES
(IDENTIFIED COST $31,273)                                             31,273
----------------------------------------------------------------------------
FEDERAL AGENCY SECURITIES--VARIABLE(c)--0.7%
SBA (Final Maturity 2/25/23)
  5.250% due 1/1/08(g)                                   170             170
SBA (Final Maturity 1/25/21)
  5.000% due 1/1/08(g)                                    15              15
SBA (Final Maturity 10/25/22)
  5.250% due 1/1/08(g)                                   285             284
SBA (Final Maturity 11/25/21)
  5.375% due 1/1/08(g)                                   294             294
SBA (Final Maturity 2/25/23)
  5.250% due 1/1/08(g)                                   146             146
SBA (Final Maturity 3/25/24)
  4.875% due 1/1/08(g)                                   115             115
SBA (Final Maturity 5/25/21)
  5.250% due 1/1/08(g)                                    61              61
SBA (Final Maturity 9/25/23)
  5.125% due 1/1/08(g)                                   191             191
----------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
(IDENTIFIED COST $1,276)                                               1,276
----------------------------------------------------------------------------


                                                      FACE
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
COMMERCIAL PAPER(f)--63.0%
ABN-AMRO N. A. Finance, Inc.
  5.000% due 1/15/08                                 $ 2,700        $  2,695
  5.020% due 1/15/08                                   3,500           3,493
  5.250% due 1/15/08                                   2,090           2,086
Air Products & Chemicals, Inc.
  4.480% due 1/11/08                                   3,305           3,301
Archer-Daniels-Midland Co.
  4.500% due 1/8/08                                    3,815           3,812
  4.460% due 1/10/08                                   2,470           2,467
  4.380% due 1/31/08                                   2,100           2,092
Bank of America Corp.
  4.820% due 1/24/08                                   2,800           2,791
  4.810% due 2/22/08                                   3,200           3,178
Cargill, Inc.
  4.700% due 2/13/08                                   3,500           3,480
  4.720% due 2/26/08                                   3,250           3,226
  5.000% due 2/29/08                                   1,355           1,344
Cintas Corp.
  4.400% due 1/7/08                                    4,796           4,792
Danaher Corp.
  4.350% due 1/23/08                                   3,440           3,431
  4.650% due 1/29/08                                   2,300           2,292
Danske Corp.
  4.670% due 2/1/08                                      800             797
Eaton Corp.
  4.250% due 1/2/08                                    7,340           7,339
General Electric Capital Corp.
  4.740% due 1/23/08                                   1,900           1,895
  4.570% due 2/4/08                                    1,900           1,892
  4.620% due 2/20/08                                   3,700           3,676
Govco, Inc.
  5.250% due 1/9/08                                    3,800           3,796
  5.100% due 1/16/08                                   1,200           1,197
  4.700% due 1/30/08                                   3,600           3,586
Harley-Davidson Funding Corp.
  4.530% due 2/14/08                                   1,820           1,810
  4.480% due 2/21/08                                   2,675           2,658
International Lease Finance Corp.
  4.750% due 1/28/08                                   2,700           2,690
  4.670% due 1/30/08                                   3,500           3,487
Nicor, Inc.
  4.000% due 1/2/08                                    4,970           4,969


                                                      FACE
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
Praxair, Inc.
  4.500% due 1/4/08                                  $ 2,840        $  2,839
Private Export Funding Corp.
  4.760% due 1/31/08                                   2,900           2,889
Toyota Motor Credit Corp.
  4.620% due 2/21/08                                   1,600           1,590
  4.470% due 3/12/08                                   3,445           3,415
  4.440% due 3/27/08                                   3,300           3,265
UBS Finance Delaware LLC
  4.960% due 1/14/08                                   1,500           1,497
  4.860% due 1/25/08                                   3,545           3,534
  4.770% due 2/25/08                                   3,400           3,375
----------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $106,676)                                           106,676
----------------------------------------------------------------------------

MEDIUM TERM NOTES--16.9%
Citigroup Global Markets Holdings, Inc.
  6.500% due 2/15/08                                   3,500           3,505
Danske Bank A/S 144A (Denmark)
  4.919% due 1/16/09(b) (c) (e) (g)                    3,000           3,000
FleetBoston Financial Corp.
  3.850% due 2/15/08                                   2,500           2,496
HSBC Finance Corp.
  5.836% due 2/15/08                                   4,500           4,503
HSH Nordbank AG NY 144A (Germany)
  4.956% due 9/22/08(b) (c) (e) (g)                    5,000           5,000
International Lease Finance Corp.
  4.480% due 3/25/08                                   1,130           1,127
National Australia Bank Ltd. 144A (Australia)
  5.240% due 1/6/09(b) (c) (e) (g)                     3,000           3,000
Nordea Bank AB 144A (Sweden)
  5.233% due 1/8/09(b) (c) (e) (g)                     3,000           3,000
Wells Fargo & Co.
  5.076% due 1/17/09(c)                                3,000           3,000
----------------------------------------------------------------------------
TOTAL MEDIUM TERM NOTES
(IDENTIFIED COST $28,631)                                             28,631
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.1%
(IDENTIFIED COST $167,856)                                           167,856(a)

Other assets and liabilities, net--0.9%                                1,581
                                                                    --------
NET ASSETS--100.0%                                                  $169,437
                                                                    ========



(a) Federal Income Tax Information: At December 31, 2007, the aggregate cost of securities was the same for book and federal income tax purposes.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $14,000 (reported in 000's) or 8.3% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) The interest rate shown is the coupon rate.
(e) The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(f) The rate shown is the discount rate.
(g) The date shown is the reset date.


                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
U.S. GOVERNMENT SECURITIES--5.2%

U.S. TREASURY BONDS--2.4%
U.S. Treasury Bond
  5.000% due 5/15/37                                 $ 5,425        $  5,913
                                                                    --------

U.S. TREASURY NOTES--2.8%
U.S. Treasury Note
  4.250% due 11/15/17                                  6,925           7,046
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $12,843)                                             12,959
----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--8.3%
FNMA
  5.000% due 8/1/20                                      212             213
  5.000% due 4/1/34                                    1,281           1,252
  5.000% due 5/1/34                                    1,303           1,272
  6.000% due 5/1/34                                      399             406
  5.500% due 6/1/34                                    1,469           1,469
  5.500% due 1/1/35                                      520             520
  5.000% due 10/1/35                                   5,138           5,016
  5.500% due 10/1/35                                     785             785
  6.000% due 3/1/36                                    1,843           1,872
  6.500% due 8/1/36                                    1,702           1,749
  6.000% due 2/1/37                                    1,487           1,510
FNMA 04-W6, 1A4
  5.500% due 7/25/34                                   1,680           1,680
FNMA 05-57, CK
  5.000% due 7/25/35                                     889             888
FNMA 05-74, AG
  5.000% due 9/25/35                                     527             526
GNMA
  6.500% due 10/15/23                                     26              27
  6.500% due 12/15/25                                     47              49
  6.500% due 1/15/26                                       6               6
  6.500% due 8/15/31                                     359             372
  6.500% due 11/15/31                                     70              73
  6.500% due 3/15/32                                     204             211
  6.500% due 4/15/32                                     940             974
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $20,698)                                             20,870
----------------------------------------------------------------------------

AGENCY NON-MORTGAGE BACKED
SECURITIES--1.2%
FHLMC 5.20%, 3/5/19                                    3,140           3,143
----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE BACKED SECURITIES
(IDENTIFIED COST $3,082)                                               3,143
----------------------------------------------------------------------------

MUNICIPAL BONDS--4.0%

CALIFORNIA--0.8%
Alameda Corridor Transportation
  Authority Series C Taxable
  (MBIA Insured)
  6.600% due 10/1/29                                   1,750           1,920
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
ILLINOIS--0.6%
Illinois Educational Facilities
  Authority - Loyola University
  Series C Taxable
  (AMBAC Insured)
  7.120% due 7/1/11                                  $ 1,330        $  1,438
                                                                    --------

MASSACHUSETTS--0.4%
Commonwealth of Massachusetts
  General Obligation Series C
  (FSA Insured)
  5.500% due 12/1/17                                     890           1,020
                                                                    --------

MINNESOTA--1.1%
State of Minnesota, General
  Revenue
  5.000% due 8/1/19                                    2,500           2,747
                                                                    --------

SOUTH DAKOTA--0.1%
South Dakota State Educational
  Enhancement Funding Corp.
  Taxable Series A
  6.720% due 6/1/25                                      285             282
                                                                    --------

TEXAS--1.0%
City of Dallas
  5.000% due 2/15/17                                   2,350           2,569
----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $9,682)                                               9,976
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--1.8%
Bear Stearns Structured
  Products, Inc. 05-20N, B 144A
  8.365% due 10/25/45(b) (c)                           1,250           1,006
Bombardier Capital Mortgage
  Securitization Corp. 99-A, A3
  5.980% due 1/15/18(c)                                  930             907
Conseco Finance Securitizations
  Corp. 01-3, A4
  6.910% due 5/1/33(c)                                 1,465           1,473
Dunkin Securitization 06-1, M1
  144A
  8.285% due 6/20/31(b)                                1,100           1,112
MASTR Alternative Net Interest
  Margin 06-6, N1 144A
  6.129% due 9/26/46(b) (c) (u) (y)                      150              11
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $4,880)                                               4,509
----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--26.8%

AEROSPACE & DEFENSE--0.8%
DRS Technologies, Inc.
  6.625% due 2/1/16                                      500             496
L-3 Communications Corp.(f)
  7.625% due 6/15/12                                     625             643
  6.125% due 1/15/14                                     550             542


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
AEROSPACE & DEFENSE--CONTINUED
L-3 Communications Corp.
  Series B
  6.375% due 10/15/15(f)                             $   250        $    247
Precision Castparts Corp.
  5.600% due 12/15/13(f)                                 150             159
                                                                    --------
                                                                       2,087
                                                                    --------

AIRLINES--1.8%
American Airlines, Inc. 01-1
  6.977% due 11/23/22                                  1,168           1,080
Continental Airlines, Inc. 98-1A
  6.648% due 9/15/17                                     832             836
Delta Air Lines, Inc. 00-1
  7.379% due 5/18/10                                     605             608
JetBlue Airways Corp. 04-2
  7.969% due 11/15/08(c)                                 376             374
United Airlines, Inc. 00-2
  7.032% due 10/1/10                                   1,311           1,311
United Airlines, Inc. 01-1
  6.071% due 3/1/13                                      386             384
                                                                    --------
                                                                       4,593
                                                                    --------

APPLICATION SOFTWARE--0.2%
Intuit, Inc.
  5.750% due 3/15/17                                     415             408
                                                                    --------

ASSET MANAGEMENT & CUSTODY BANKS--0.3%
Bank of New York Co., Inc. (The)
  3.625% due 1/15/09                                     180             177
Janus Capital Group, Inc.
  6.250% due 6/15/12                                     500             512
                                                                    --------
                                                                         689
                                                                    --------

AUTOMOBILE MANUFACTURERS--0.2%
Ford Motor Co.
  7.450% due 7/16/31                                     625             467
                                                                    --------

AUTOMOTIVE RETAIL--0.3%
Hertz Corp. (The)
  10.500% due 1/1/16                                     150             156
Hertz Corp.(The)
  8.875% due 1/1/14(f)                                   600             611
                                                                    --------
                                                                         767
                                                                    --------

BROADCASTING & CABLE TV--1.0%
Charter Communications
  Holdings I LLC
  11.750% due 5/15/14(c) (f)                             275             175
Comcast Cable Holdings LLC
  7.875% due 8/1/13(f)                                   500             548
COX Communications, Inc.
  5.450% due 12/15/14                                    625             613
DIRECTV Holdings LLC/DIRECTV
  Financing Co., Inc.
  6.375% due 6/15/15(f)                                1,000             965
Intelsat Corp.
  9.000% due 6/15/16                                     300             304
                                                                    --------
                                                                       2,605
                                                                    --------


                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES




                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
BUILDING PRODUCTS--0.9%
Building Materials Corp. of America
  7.750% due 8/1/14(f)                               $   610        $    470
Esco Corp. 144A
  8.625% due 12/15/13(b)                                 600             603
Masco Corp.
  5.850% due 3/15/17                                     825             800
Owens Corning, Inc.
  6.500% due 12/1/16                                     495             453
                                                                    --------
                                                                       2,326
                                                                    --------

CASINOS & GAMING--0.4%
MGM MIRAGE
  8.500% due 9/15/10(f)                                  630             657
Pokagon Gaming Authority 144A
  10.375% due 6/15/14(b)                                 125             135
Seminole Hard Rock Entertainment,
  Inc./Seminole Hard Rock
  International LLC 144A
  8.194% due 3/15/14(b) (c)                              125             120
                                                                    --------
                                                                         912
                                                                    --------

CATALOG RETAIL--0.4%
IAC/InterActiveCorp
  7.000% due 1/15/13                                     875             945
                                                                    --------

CONSUMER FINANCE--2.6%
Capital One Bank
  5.750% due 9/15/10                                     125             125
Ford Motor Credit Co. LLC
  7.875% due 6/15/10                                     615             568
  8.625% due 11/1/10(f)                                  650             604
  9.875% due 8/10/11(f)                                  575             544
  9.693% due 4/15/12(c)                                   95              93
  7.800% due 6/1/12(f)                                   435             382
GMAC LLC(f)
  7.250% due 3/2/11                                    1,250           1,096
  6.875% due 9/15/11                                     993             850
  6.000% due 12/15/11                                  1,000             839
HSBC Finance Corp.
  4.125% due 11/16/09(f)                                 275             272
Residential Capital LLC(f)
  7.625% due 11/21/08                                    500             400
  8.375% due 6/30/15                                     495             302
SLM Corp.
  3.950% due 8/15/08                                     250             244
  5.450% due 4/25/11(f)                                  250             230
  4.810% due 1/31/14(c)                                   50              37
                                                                    --------
                                                                       6,586
                                                                    --------

DATA PROCESSING & OUTSOURCED SERVICES--1.5%
Broadridge Financial Solutions,
  Inc.
  6.125% due 6/1/17                                    1,000             988
Convergys Corp.
  4.875% due 12/15/09                                  1,000           1,013
First Data Corp. 144A
  9.875% due 9/24/15(b)                                  605             563
Fiserv, Inc.
  3.000% due 6/27/08(f)                                  150             149
Western Union Co. (The)
  5.930% due 10/1/16                                     940             938
                                                                    --------
                                                                       3,651
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
DISTILLERS & VINTNERS--0.3%
Constellation Brands, Inc.
  8.375% due 12/15/14                                $   280        $    282
  7.250% due 9/1/16(f)                                   220             207
Constellation Brands, Inc. 144A
  7.250% due 5/15/17(b)                                  180             168
                                                                    --------
                                                                         657
                                                                    --------

DIVERSIFIED CHEMICALS--0.3%
Cabot Corp. 144A
  5.250% due 9/1/13(b)                                   750             769
Nalco Co.
  7.750% due 11/15/11(f)                                  50              51
                                                                    --------
                                                                         820
                                                                    --------

DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--0.6%
Cintas Corp.
  6.000% due 6/1/12                                       50              53
Equifax, Inc.
  6.300% due 7/1/17(f)                                 1,250           1,269
Mobile Mini, Inc. 144A
  6.875% due 5/1/15(b)                                   250             230
                                                                    --------
                                                                       1,552
                                                                    --------

DIVERSIFIED METALS & MINING--0.7%
Freeport-McMoRan Copper &
  Gold, Inc. (Indonesia)
  6.875% due 2/1/14(d) (f)                               540             545
Glencore Funding LLC 144A
  6.000% due 4/15/14(b)                                1,150           1,157
                                                                    --------
                                                                       1,702
                                                                    --------

ELECTRIC UTILITIES--1.1%
Consumers Energy Co. Series J
  6.000% due 2/15/14(f)                                1,250           1,283
Entergy Gulf States, Inc.
  3.600% due 6/1/08(f)                                 1,000             992
Public Service Co. of Colorado
  Series A
  6.875% due 7/15/09                                      25              26
Southern California Edison Co.
  7.625% due 1/15/10                                     100             106
Southern California Edison Co. 04-A
  5.000% due 1/15/14(f)                                   50              50
Southern California Edison Co. 04-B
  6.000% due 1/15/34(f)                                  100             101
Southern California Edison Co. 04-G
  5.750% due 4/1/35                                      125             122
                                                                    --------
                                                                       2,680
                                                                    --------

ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
General Cable Corp.
  7.125% due 4/1/17(f)                                   500             493
                                                                    --------

ELECTRONIC MANUFACTURING SERVICES--0.4%
Jabil Circuit, Inc.
  5.875% due 7/15/10                                   1,000           1,012
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
Allied Waste North America, Inc.
  6.125% due 2/15/14(f)                              $   500        $    483
Waste Management, Inc.
  7.375% due 8/1/10                                      430             454
                                                                    --------
                                                                         937
                                                                    --------

GAS UTILITIES--0.3%
AmeriGas Partners LP
  7.250% due 5/20/15                                     500             492
Panhandle Eastern Pipe
  Line Co. LP
  4.800% due 8/15/08                                     100             100
Southwest Gas Corp.
  7.625% due 5/15/12                                     140             154
                                                                    --------
                                                                         746
                                                                    --------

HEALTH CARE SERVICES--0.2%
Fresenius Medical Care Capital
  Trust IV
  7.875% due 6/15/11                                      25              26
Quest Diagnostics, Inc.
  7.500% due 7/12/11                                      35              38
  6.400% due 7/1/17(f)                                   510             527
                                                                    --------
                                                                         591
                                                                    --------

HEALTH CARE SUPPLIES--0.0%
Bausch & Lomb, Inc. 144A
  9.875% due 11/1/15(b)                                  125             127
                                                                    --------

HOMEBUILDING--0.0%
K. Hovnanian Enterprises, Inc.
  6.500% due 1/15/14(f)                                   75              53
                                                                    --------

HOTELS, RESORTS & CRUISE LINES--0.5%
Royal Caribbean Cruises Ltd.
  6.875% due 12/1/13(f)                                1,250           1,214
                                                                    --------

INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.2%
AES Corp. (The) 144A
  7.750% due 10/15/15(b) (f)                             150             153
Texas Competitive Electric
  Holdings Co. LLC 144A
  10.250% due 11/1/15(b)                                 360             358
                                                                    --------
                                                                         511
                                                                    --------

INDUSTRIAL MACHINERY--0.1%
Kennametal, Inc.
  7.200% due 6/15/12                                     225             245
                                                                    --------

INTEGRATED OIL & GAS--0.0%
Occidental Petroleum Corp.
  4.250% due 3/15/10                                      80              80
                                                                    --------

INTEGRATED TELECOMMUNICATION SERVICES--0.9%
Qwest Corp.
  6.500% due 6/1/17                                      307             294
Verizon Global Funding Corp.
  6.875% due 6/15/12(f)                                1,000           1,082
Windstream Corp.(f)
  8.625% due 8/1/16                                      500             528
  7.000% due 3/15/19                                     250             239
                                                                    --------
                                                                       2,143
                                                                    --------


                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
INVESTMENT BANKING & BROKERAGE--0.6%
BlackRock, Inc.
  6.250% due 9/15/17                                 $   375        $    386
Jefferies Group, Inc.
  5.500% due 3/15/16                                     225             214
Merrill Lynch & Co., Inc.
  6.110% due 1/29/37(f)                                  500             442
Morgan Stanley 144A (Brazil)
  10.090% due 5/3/17(b) (d) (f)                        1,000(j)          511
                                                                    --------
                                                                       1,553
                                                                    --------

LEISURE PRODUCTS--0.2%
Hasbro, Inc.
  6.300% due 9/15/17                                     475             486
                                                                    --------

LIFE & HEALTH INSURANCE--0.2%
Americo Life, Inc. 144A
  7.875% due 5/1/13(b)                                   200             204
New York Life Insurance Co. 144A
  5.875% due 5/15/33(b)                                  100              99
StanCorp Financial Group, Inc.
  6.875% due 10/1/12                                     225             245
                                                                    --------
                                                                         548
                                                                    --------

LIFE SCIENCES TOOLS & SERVICES--0.3%
Fisher Scientific International, Inc.
  6.750% due 8/15/14(f)                                  725             743
                                                                    --------

MANAGED HEALTH CARE--0.1%
UnitedHealth Group, Inc.
  3.300% due 1/30/08                                     220             220
  4.875% due 4/1/13                                      125             123
                                                                    --------
                                                                         343
                                                                    --------

METAL & GLASS CONTAINERS--0.2%
Owens-Brockway Glass Container, Inc.
  8.875% due 2/15/09                                     123             124
Plastipak Holdings, Inc. 144A
  8.500% due 12/15/15(b)                                 500             502
                                                                    --------
                                                                         626
                                                                    --------

MORTGAGE REITS--0.0%
iStar Financial, Inc. Series B
  5.125% due 4/1/11                                       75              67
                                                                    --------

MOTORCYCLE MANUFACTURERS--0.0%
Harley-Davidson, Inc. 144A
  3.625% due 12/15/08(b)                                 100              99
                                                                    --------

MOVIES & ENTERTAINMENT--0.4%
Time Warner, Inc.
  6.875% due 5/1/12                                      275             289
Viacom, Inc.
  6.250% due 4/30/16(f)                                  625             629
                                                                    --------
                                                                         918
                                                                    --------

MULTI-LINE INSURANCE--0.2%
Assurant, Inc.
  6.750% due 2/15/34                                      75              73
Farmers Insurance Exchange 144A
  8.625% due 5/1/24(b)                                    75              84
Liberty Mutual Group, Inc. 144A(b)
  5.750% due 3/15/14                                     200             204
  7.000% due 3/15/34                                     150             146


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
MULTI-LINE INSURANCE--CONTINUED
Liberty Mutual Insurance Co. 144A
  8.500% due 5/15/25(b)                              $    25        $     27
                                                                    --------
                                                                         534
                                                                    --------

MULTI-UTILITIES--0.2%
CMS Energy Corp.
  7.750% due 8/1/10(f)                                   100             105
Dominion Resources, Inc.
  Series D 5.125%
  due 12/15/09                                           100             101
MidAmerican Energy
  Holdings Co.
  3.500% due 5/15/08                                     200             199
Xcel Energy, Inc.
  3.400% due 7/1/08(f)                                   140             139
                                                                    --------
                                                                         544
                                                                    --------

OFFICE ELECTRONICS--0.2%
Xerox Corp.
  6.750% due 2/1/17(f)                                   600             625
                                                                    --------

OFFICE REITS--0.3%
Mack-Cali Realty LP
  5.125% due 2/15/14                                     700             694
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--0.2%
Helix Energy Solutions 144A
  9.500% due 1/15/16(b) (f)                              400             409
                                                                    --------

OIL & GAS EXPLORATION & PRODUCTION--1.0%
Anadarko Petroleum Corp.
  3.250% due 5/1/08                                      345             343
Forest Oil Corp. 144A
  7.250% due 6/15/19(b)                                1,000           1,010
Plains Exploration & Production Co.
  7.750% due 6/15/15(f)                                  610             613
Swift Energy Co.
  7.625% due 7/15/11                                     500             505
                                                                    --------
                                                                       2,471
                                                                    --------

OIL & GAS REFINING & MARKETING--0.6%
Kern River Funding Corp. 144A
  4.893% due 4/30/18(b)                                   79              77
Tesoro Corp.
  6.500% due 6/1/17                                      780             776
Valero Energy Corp.
  4.750% due 6/15/13                                     550             534
                                                                    --------
                                                                       1,387
                                                                    --------

OIL & GAS STORAGE & TRANSPORTATION--0.6%
Kaneb Pipe Line Operating
  Partnership LP
  5.875% due 6/1/13                                      125             127
Kinder Morgan Management Co.
  ULC
  5.700% due 1/5/16(f)                                   700             637
Williams Cos., Inc. (The)
  7.125% due 9/1/11                                      500             531
                                                                    --------
                                                                       1,295
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.1%
Citigroup, Inc.
  4.875% due 5/7/15(f)                               $   175        $    165
OneAmerica Financial Partners,
  Inc. 144A
  7.000% due 10/15/33(b)                                 175             184
                                                                    --------
                                                                         349
                                                                    --------

PACKAGED FOODS & MEATS--0.2%
Dean Holding Co.
  6.900% due 10/15/17                                     50              44
Kellogg Co. Series B
  6.600% due 4/1/11                                       75              79
Tyson Foods, Inc.
  6.850% due 4/1/16                                      400             410
                                                                    --------
                                                                         533
                                                                    --------

PAPER PACKAGING--0.2%
Jefferson Smurfit Corp.
  8.250% due 10/1/12(f)                                  215             213
Sealed Air Corp. 144A
  5.375% due 4/15/08(b)                                  250             250
                                                                    --------
                                                                         463
                                                                    --------

PAPER PRODUCTS--0.3%
Verso Paper Holdings LLC &
  Verso Paper, Inc. Series B
  11.375% due 8/1/16(f)                                  625             638
                                                                    --------

PROPERTY & CASUALTY INSURANCE--0.4%
Berkley (W.R.) Corp.
  5.875% due 2/15/13                                      75              76
Berkshire Hathaway Finance Corp.
  4.625% due 10/15/13(f)                                 100             100
Fund American Cos., Inc.
  5.875% due 5/15/13                                     175             176
Kingsway America, Inc.
  7.500% due 2/1/14                                      125             132
Markel Corp.
  6.800% due 2/15/13(f)                                  175             184
NYMAGIC, Inc.
  6.500% due 3/15/14                                     150             154
Progressive Corp. (The)
  6.250% due 12/1/32(f)                                   75              77
                                                                    --------
                                                                         899
                                                                    --------

PUBLISHING--0.6%
Dex Media, Inc.
  8.000% due 11/15/13                                     50              47
Donnelley (RH) Corp. 144A
  8.875% due 10/15/17(b)                                 475             442
Idearc, Inc.
  8.000% due 11/15/16(f)                                 500             462
News America, Inc.
  6.625% due 1/9/08                                      250             250
Reader's Digest Association, Inc.
  (The) 144A
  9.000% due 2/15/17(b)                                  500             421
                                                                    --------
                                                                       1,622
                                                                    --------


                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
REGIONAL BANKS--0.1%
Citizens Republic Bancorp, Inc.
  5.750% due 2/1/13                                  $    25        $     26
Hudson United Bank
  7.000% due 5/15/12                                      80              85
Zions Bancorp.
  6.000% due 9/15/15                                     125             121
                                                                    --------
                                                                         232
                                                                    --------

RESTAURANTS--0.0%
Outback Steakhouse, Inc. 144A
  10.000% due 6/15/15(b) (f)                              50              37
                                                                    --------

SOFT DRINKS--0.1%
Coca-Cola Enterprises, Inc.
  7.125% due 8/1/17(f)                                   133             152
                                                                    --------

SPECIALIZED FINANCE--0.3%
Yankee Acquisition Corp. Series B
  9.750% due 2/15/17(f)                                  815             750
                                                                    --------

SPECIALIZED REITS--1.1%
Health Care REIT, Inc.
  5.875% due 5/15/15                                   1,775           1,697
Host Hotels & Resorts LP
  6.875% due 11/1/14(f)                                  650             650
Realty Income Corp.
  6.750% due 8/15/19                                     425             439
                                                                    --------
                                                                       2,786
                                                                    --------

SPECIALTY STORES--0.4%
Office Depot, Inc.
  6.250% due 8/15/13                                   1,000           1,044
                                                                    --------

STEEL--0.1%
Steel Dynamics, Inc. 144A
  7.375% due 11/1/12(b) (f)                              337             340
                                                                    --------

TOBACCO--0.6%
Reynolds American, Inc.(f)
  7.300% due 7/15/15                                     750             779
  7.625% due 6/1/16                                      600             641
                                                                    --------
                                                                       1,420
                                                                    --------

WIRELESS TELECOMMUNICATION SERVICES--0.4%
Nextel Communications, Inc.
  Series D
  7.375% due 8/1/15(f)                                 1,000             985
----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $68,315)                                             67,191
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--9.5%
Adjustable Rate Mortgage
  Trust 05-3, 2A1
  4.695% due 7/25/35(c)                                1,568           1,551
American Home Mortgage
  Assets 07-2, M4
  5.395% due 3/25/47(c) (u)                            1,088             754
American Tower Trust L 07-1A,
  C 144A
  5.615% due 4/15/37(b)                                  500             469


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
Bear Stearns Commercial Mortgage
  Securities 07-PW18, AM
  6.084% due 6/11/50(c)                              $ 1,475        $  1,483
Bear Stearns Structured Products,
  Inc. 04-15, A2 144A
  0% due 11/27/34(b)                                     196             186
Bear Stearns Structured Products,
  Inc. 05-10 144A
  7.365% due 4/26/35(b) (c)                              390             366
Chase Mortgage Finance Corp.
  06-A1, 4A1
  6.044% due 9/25/36(c)                                2,097           2,118
Citicorp Mortgage Securities, Inc.
  06-7, 1A1
  6.000% due 12/25/36                                  1,508           1,515
Countrywide Home Loan
  Mortgage Pass-Through Trust
  04-13, 1A1
  5.500% due 8/25/34                                   1,075           1,079
Countrywide Home Loan
  Mortgage Pass-Through Trust
  07-1, A2
  6.000% due 3/25/37                                   1,878           1,891
DLJ Commercial Mortgage
  Corp. 98-CF2, A1B
  6.240% due 11/12/31                                    327             329
First Horizon Asset Securities,
  Inc. 05-AR1, 2A1
  5.012% due 4/25/35(c)                                1,057           1,064
Franchise Mortgage Acceptance Co.
  Loan Receivables Trust 98-CA,
  A2 144A
  6.660% due 1/15/12(b)                                  330             317
GS Mortgage Securities Corp. II
  99-C1, A2
  6.110% due 11/18/30(c)                                 304             304
Harborview Net Interest Margin
  Corp. 06-12, N1 144A
  6.409% due 12/19/36(b)                                 208             206
IndyMac Index Mortgage Loan
  Trust 06-AR25, 3A1
  6.368% due 9/25/36(c)                                1,509           1,512
Lehman Brothers-UBS
  Commercial Mortgage Trust
  07-C2, H 144A
  5.980% due 2/15/40(b) (c)                            1,400             952
Lehman XS Net Interest Margin
  06-GPM5, A1 144A
  6.250% due 10/28/46(b)                                 170             168
Lehman XS Net Interest Margin
  06-GPM7, A1 144A
  6.250% due 12/28/46(b)                                 193             190
MASTR Resecuritization Trust
  04-3 144A
  5.000% due 3/28/34(b)                                  506             451
MASTR Resecuritization Trust
  05-1 144A
  5.000% due 10/28/34(b)                                 493             466
Residential Accredit Loans, Inc.
  02-QS12, B1
  6.250% due 9/25/32                                     607             505
Residential Accredit Loans, Inc.
  05-QA4, A5
  5.450% due 4/25/35(c)                                1,375           1,350


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
Structured Asset Securities Corp.
  03-32, 1A1
  5.210% due 11/25/33(c)                             $   887        $    869
Structured Asset Securities Corp.
  05-1, 6A1
  6.000% due 2/25/35                                   1,490           1,476
Timberstar Trust 06-1A, A 144A
  5.668% due 10/15/36(b)                               1,275           1,238
Wells Fargo Mortgage Backed
  Securities Trust 05-5, 1A1
  5.000% due 5/25/20                                     918             905
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $24,723)                                             23,714
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--18.6%

ARGENTINA--0.8%
Republic of Argentina PIK Interest
  Capitalization
  8.28% due 12/31/33(f)                                1,654           1,592
Republic of Argentina
  Series GDP
  0% due 12/15/35(c)                                   3,676             425
                                                                    --------
                                                                       2,017
                                                                    --------

AUSTRALIA--1.9%
Commonwealth of Australia
  Series 909
  7.500% due 9/15/09                                   5,486(i)        4,867
                                                                    --------

BRAZIL--2.5%
Federative Republic of Brazil
  12.500% due 1/5/16                                   3,499(j)        2,140
  12.500% due 1/5/22                                   1,875(j)        1,179
  10.250% due 1/10/28                                  3,350(j)        1,810
  7.125% due 1/20/37                                     415             470
  11.000% due 8/17/40                                    550             735
                                                                    --------
                                                                       6,334
                                                                    --------

CANADA--0.9%
Commonwealth of Canada
  4.250% due 9/1/09                                    2,220(k)        2,265
                                                                    --------

GERMANY--0.3%
Federal Republic of Germany 144A
  3.250% due 4/17/09(b)                                  495(l)          716
                                                                    --------

HUNGARY--0.4%
Republic of Hungary
  6.250% due 4/24/09                                 200,000(m)        1,136
                                                                    --------

INDONESIA--0.3%
Republic of Indonesia 144A
  7.250% due 4/20/15(b) (f)                              600             636
                                                                    --------

MEXICO--0.2%
United Mexican States Series B
  6.750% due 9/27/34                                     500             552
                                                                    --------


                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
NEW ZEALAND--1.1%
Commonwealth of New Zealand
  Series 708
  6.000% due 7/15/08                                   3,475(n)     $  2,653
                                                                    --------

NORWAY--1.3%
Kingdom of Norway
  5.500% due 5/15/09                                  17,485(o)        3,254
                                                                    --------

PHILIPPINES--0.6%
Republic of Philippines
  7.750% due 1/14/31                                 $ 1,405           1,628
                                                                    --------

RUSSIA--1.7%
Russian Federation 144A
  7.500% due 3/31/30(b) (c)                            2,054           2,337
Russian Federation RegS
  7.500% due 3/31/30(c) (e)                            1,584           1,811
                                                                    --------
                                                                       4,148
                                                                    --------

SINGAPORE--0.3%
Singapore Government
  2.500% due 10/1/12                                     925(q)          649
                                                                    --------

SOUTH AFRICA--0.5%
Republic of South Africa Series
  R153
  13.000% due 8/31/10                                  7,700(r)        1,220
                                                                    --------

SWEDEN--0.3%
Kingdom of Sweden Series 1043
  5.000% due 1/28/09                                   5,270(s)          822
                                                                    --------

TRINIDAD AND TOBAGO--0.1%
Republic of Trinidad and Tobago RegS
  9.875% due 10/1/09(e)                                  225             246
                                                                    --------

TURKEY--1.9%
Republic of Turkey
  10.500% due 1/13/08                                    500             501
  0% due 5/6/09(c)                                     3,575(t)        2,481
  9.000% due 6/30/11                                     500             559
  11.500% due 1/23/12                                    750             911
  7.250% due 3/15/15                                     350             376
                                                                    --------
                                                                       4,828
                                                                    --------

UKRAINE--0.3%
Republic of Ukraine 144A
  6.580% due 11/21/16(b) (f)                             750             737
                                                                    --------

VENEZUELA--3.2%
Republic of Venezuela
  7.650% due 4/21/25                                     750             643
  9.250% due 9/15/27                                   4,975           4,975
  9.375% due 1/13/34                                   1,000             997
Republic of Venezuela RegS
  5.375% due 8/7/10(e)                                 1,500           1,414
                                                                    --------
                                                                       8,029
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $44,664)                                             46,737
----------------------------------------------------------------------------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
FOREIGN CORPORATE BONDS(d)--10.1%

BRAZIL--0.5%
GTL Trade Finance, Inc. 144A
  7.250% due 10/20/17(b) (f)                         $   545        $    553
Vale Overseas Ltd.
  6.250% due 1/11/16(f)                                  500             501
  6.250% due 1/23/17(g)                                  200             201
                                                                    --------
                                                                       1,255
                                                                    --------

CANADA--0.8%
Catalyst Paper Corp.
  7.375% due 3/1/14(f)                                   355             270
EnCana Corp.
  5.900% due 12/1/17                                     420             430
European Investment Bank 144A
  4.600% due 1/30/37(b)                                  625(k)          620
Rogers Wireless
  Communications, Inc.
  6.375% due 3/1/14                                      575             592
                                                                    --------
                                                                       1,912
                                                                    --------

CHILE--0.2%
Empresa Nacional de
  Electricidad SA
  8.350% due 8/1/13                                      500             566
                                                                    --------

CYPRUS--0.1%
ABH Financial Ltd. (Alfa Markets
  Ltd.) 144A
  8.200% due 6/25/12(b)                                  250             235
                                                                    --------

EGYPT--0.1%
Orascom Telecom Finance SCA
  144A
  7.875% due 2/8/14(b)                                   300             285
                                                                    --------

HONG KONG--0.2%
China Properties Group Ltd. 144A
  9.125% due 5/4/14(b) (f)                               500             411
Hutchison Whampoa International
  Ltd. 144A
  5.450% due 11/24/10(b)                                 150             152
                                                                    --------
                                                                         563
                                                                    --------

INDIA--0.2%
ICICI Bank Ltd. 144A
  6.375% due 4/30/22(b) (c)                              625             566
                                                                    --------

JAPAN--0.5%
Resona Bank Ltd. 144A
  5.850% due 9/29/49(b) (c)                            1,250           1,162
                                                                    --------

KAZAKHSTAN--0.7%
Kazkommerts International BV
  RegS
  8.000% due 11/3/15(e)                                1,000             825


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
KAZAKHSTAN--CONTINUED
Tengizchevroil Finance Co.
  SARL 144A
  6.124% due 11/15/14(b) (f)                         $ 1,000        $    942
                                                                    --------
                                                                       1,767
                                                                    --------

LUXEMBOURG--0.3%
TNK-BP Finance SA 144A
  7.500% due 3/13/13(b)                                  425             426
Tyco Electronic Group SA 144A
  6.000% due 10/1/12(b)                                  210             215
                                                                    --------
                                                                         641
                                                                    --------

MALAYSIA--0.5%
Malaysia International Shipping
  Corp. Capital Ltd. 144A
  6.125% due 7/1/14(b)                                 1,250           1,291
                                                                    --------

MEXICO--0.2%
Pemex Project Funding Master Trust
  6.125% due 8/15/08                                       7               7
Vitro S.A.B. de C.V.
  8.625% due 2/1/12(f)                                   570             539
                                                                    --------
                                                                         546
                                                                    --------

NETHERLANDS--0.3%
Majapahit Holding BV 144A
  7.250% due 6/28/17(b)                                  825             794
                                                                    --------

RUSSIA--2.5%
European Bank for Reconstruction
  & Development
  6.000% due 2/14/12                                  46,600(p)        1,838
Gazprom International SA 144A
  7.201% due 2/1/20(b)                                   906             919
Gazprom OAO (Gaz Capital SA)
  144A(b)
  6.212% due 11/22/16(f)                               1,530           1,468
  6.510% due 3/7/22                                      520             494
OJSC AK Transneft
  (TransCapitalInvest Ltd.) 144A
  5.670% due 3/5/14(b)                                   610             585
OJSC Vimpel Communications
  (UBS Luxembourg SA) 144A
  8.375% due 10/22/11(b)                                 250             256
Russian Agricultural Bank OJSC
  (RSHB Capital SA) 144A
  6.299% due 5/15/17(b)                                  615             583
                                                                    --------
                                                                       6,143
                                                                    --------

SINGAPORE--0.3%
UOB Cayman Ltd. 144A
  5.796% due 12/29/49(b) (c)                             700             695
                                                                    --------

SOUTH AFRICA--0.0%
SABMiller plc 144A
  6.625% due 8/15/33(b)                                   75              77
                                                                    --------


                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
SOUTH KOREA--0.7%
Hynix Semiconductor, Inc. 144A
  7.875% due 6/27/17(b) (f)                          $   700        $    635
Woori Bank 144A
  6.125% due 5/3/16(b) (c) (f)                         1,000           1,005
                                                                    --------
                                                                       1,640
                                                                    --------

SWITZERLAND--0.2%
Petroplus Finance Ltd. 144A
  6.750% due 5/1/14(b)                                   500             468
                                                                    --------

UNITED ARAB EMIRATES--0.3%
Abu Dhabi National Energy Co.
  144A
  5.875% due 10/27/16(b)                                 825             808
                                                                    --------

UNITED KINGDOM--0.6%
British Sky Broadcasting
  Group plc
  6.875% due 2/23/09                                     650             663
Hanson Australia Funding Ltd.
  5.250% due 3/15/13(f)                                  125             125
Ineos Group Holdings plc 144A
  8.500% due 2/15/16(b) (f)                              500             447
Vodafone Group plc
  6.150% due 2/27/37(f)                                  375             370
                                                                    --------
                                                                       1,605
                                                                    --------

UNITED STATES--0.5%
Nova Chemicals Corp.
  7.863% due 11/15/13(c) (f)                           1,218           1,145
                                                                    --------

VENEZUELA--0.4%
Petroleos de Venezuela S.A.
  5.250% due 4/12/17                                   1,500           1,069
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $26,188)                                             25,233
----------------------------------------------------------------------------

FOREIGN CREDIT LINKED NOTES--0.2%

INDONESIA--0.2%
Republic of Indonesia
  (Citigroup, Inc.)
  11.867% due 6/15/09                                    640             565
----------------------------------------------------------------------------
TOTAL FOREIGN CREDIT LINKED NOTES
(IDENTIFIED COST $590)                                                   565
----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS--0.1%

PHARMACEUTICALS--0.1%
Par Pharmaceutical Cos., Inc.
  2.875% due 9/30/10                                     300             278
----------------------------------------------------------------------------
TOTAL DOMESTIC CONVERTIBLE BONDS
(IDENTIFIED COST $264)                                                   278
----------------------------------------------------------------------------

DOMESTIC LOAN AGREEMENTS--9.3%

ADVERTISING--0.1%
Lamar Media Corp. Tranche F
  6.375% due 3/31/14(c)                                  190             189
                                                                    --------

ALTERNATIVE CARRIERS--0.5%
Level 3 Communications, Inc.
  Tranche B
  7.605% due 3/13/14(c)                                  115             110


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
ALTERNATIVE CARRIERS--CONTINUED
Time Warner Telecom Holdings
  Tranche B
  8.471% due 1/7/13(c)                               $ 1,248        $  1,206
                                                                    --------
                                                                       1,316
                                                                    --------

APPAREL RETAIL--0.4%
Hanesbrands, Inc. Tranche B
  7.600% due 9/5/13(c)                                   207             199
HBI Branded Apparel Ltd., Inc.
  Tranche 2
  9.110% due 3/5/14(c)                                   325             325
Totes Isotoner Corp. Tranche 2
  11.360% due 1/16/14(c)                                 500             470
                                                                    --------
                                                                         994
                                                                    --------

APPLICATION SOFTWARE--0.2%
Reynolds & Reynolds Co. (The)
  Tranche FL
  7.198% due 10/24/12(c)                                 499             480
                                                                    --------

ASSET MANAGEMENT & CUSTODY BANKS--0.0%
Nuveen Investments, Inc. Tranche
  Term B
  7.841% due 11/13/14(c)                                 108             106
                                                                    --------

AUTO PARTS & EQUIPMENT--0.5%
Mark IV Industries, Inc. Tranche 2
  11.095% due 12/19/11(c)                                325             293
Mark IV Industries, Inc. Tranche B
  7.847% due 6/21/11(c)                                  950             887
                                                                    --------
                                                                       1,180
                                                                    --------

AUTOMOBILE MANUFACTURERS--0.4%
Ford Motor Co. Tranche B
  8.000% due 12/15/13(c)                                 612             568
General Motors Corp. Tranche B
  7.615% due 11/29/13(c)                                 596             560
                                                                    --------
                                                                       1,128
                                                                    --------

AUTOMOTIVE RETAIL--0.2%
Hertz Corp. Letter of Credit
  7.110% due 12/21/12(c)                                  83              82
Hertz Corp. Tranche B
  7.090% due 12/21/12(c)                                 395             386
                                                                    --------
                                                                         468
                                                                    --------

BROADCASTING & CABLE TV--0.4%
Charter Communications
  Operating LLC Tranche
  7.360% due 3/6/14(c)                                   992             929
                                                                    --------

CASINOS & GAMING--0.0%
Wimar Operating Co. LLC Tranche B
  7.860% due 1/3/12(c)                                   110             108
                                                                    --------

DATA PROCESSING & OUTSOURCED SERVICES--0.3%
First Data Corp. Tranche B3
  7.640% due 9/24/14(c)                                  833             793
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
DEPARTMENT STORES--0.6%
Neiman-Marcus Group, Inc.
  (The) Tranche
  7.090% due 4/6/13(c)                               $ 1,473        $  1,418
                                                                    --------

DIVERSIFIED CHEMICALS--0.5%
Celanese Holdings LLC Tranche
  Term B
  8.181% due 3/30/14(c)                                1,250           1,197
                                                                    --------

DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--0.1%
ARAMARK Corp. Letter of
  Credit
  7.490% due 1/26/14(c)                                   19              18
ARAMARK Corp. Tranche B
  7.490% due 1/26/14(c)                                  261             248
                                                                    --------
                                                                         266
                                                                    --------

ELECTRIC UTILITIES--0.2%
Energy Future Holdings Tranche B2
  8.645% due 10/10/14(c)                                 439             431
                                                                    --------

ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
Baldor Electric Co. Tranche
  7.063% due 1/31/14(c)                                  524             516
                                                                    --------

ENVIRONMENTAL & FACILITIES SERVICES--0.2%
Allied Waste North America, Inc.
  Letter of Credit A
  5.320% due 3/28/14(c)                                  206             197
Allied Waste North America, Inc.
  Tranche B
  7.100% due 3/28/14(c)                                  342             327
                                                                    --------
                                                                         524
                                                                    --------

HEALTH CARE FACILITIES--0.4%
HCA, Inc. Tranche B
  8.086% due 11/16/13(c)                                 426             412
Health Management Associates, Inc.
  Tranche B
  6.760% due 2/28/14(c)                                  258             241
LifePoint Hospitals, Inc.
  Tranche B
  6.975% due 4/15/12(c)                                  390             374
                                                                    --------
                                                                       1,027
                                                                    --------

HOUSEWARES & SPECIALTIES--0.1%
Yankee Candle Co., Inc. Tranche B
  8.891% due 2/6/14(c)                                   250             235
                                                                    --------

INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.2%
NRG Energy, Inc. Letter of Credit
  7.070% due 2/1/13(c)                                   325             325
NRG Energy, Inc. Tranche B1
  7.070% due 2/1/13(c)                                   121             115
                                                                    --------
                                                                         440
                                                                    --------

INTEGRATED TELECOMMUNICATION SERVICES--0.3%
NTELOS, Inc. Tranche B1
  7.570% due 8/24/11(c)                                  748             742
                                                                    --------

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
LEISURE FACILITIES--0.3%
AMF Bowling Worldwide, Inc.
  Tranche B
  7.978% due 5/17/13(c)                              $   871        $    823
                                                                    --------

OIL & GAS DRILLING--0.1%
Hercules Offshore, Inc. Tranche
  6.990% due 7/11/13(c)                                  373             363
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--0.1%
Helix Energy Solutions Group, Inc.
  Tranche
  7.453% due 7/1/13(c)                                   196             189
                                                                    --------

PAPER PRODUCTS--0.7%
Georgia-Pacific Corp. Tranche A
  6.872% due 12/20/10(c)                                 638             619
Georgia-Pacific Corp. Tranche B1
  6.893% due 12/20/12(c)                               1,078           1,030
NewPage Corp. Tranche B
  8.688% due 12/20/14(c)                                 155             151
                                                                    --------
                                                                       1,800
                                                                    --------

PUBLISHING--0.5%
Idearc, Inc. Tranche B
  7.200% due 11/17/14(c)                                 990             945
Tribune Co. Tranche B
  7.910% due 5/30/14(c)                                  338             288
                                                                    --------
                                                                       1,233
                                                                    --------

RESTAURANTS--0.2%
Burger King Corp. Tranche B1
  7.690% due 6/30/12(c)                                  582             573
                                                                    --------

SPECIALIZED FINANCE--0.8%
Solar Capital Corp. Tranche US
  7.356% due 2/28/14(c)                                1,957           1,893
                                                                    --------

SPECIALTY CHEMICALS--0.1%
JohnsonDiversey, Inc. Tranche B
  6.878% due 12/16/11(c)                                 205             201
                                                                    --------

TRADING COMPANIES & DISTRIBUTORS--0.2%
United Rentals, Inc. Letter of Credit
  7.570% due 2/14/11                                     117             114
United Rentals, Inc. Tranche B
  7.320% due 2/14/11(c)                                  277             270
                                                                    --------
                                                                         384
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
ALLTEL Communications, Inc.
  Tranche B3
  9.029% due 5/15/15(c)                              $   623        $    599
Cricket Communications, Inc.
  Tranche B1
  8.198% due 6/16/13(c)                                  615             608
                                                                    --------
                                                                       1,207
----------------------------------------------------------------------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $23,924)                                             23,153
----------------------------------------------------------------------------

FOREIGN LOAN AGREEMENTS(d)--0.5%

GERMANY--0.3%
Fresenius Medical Care AG & Co.
  KGaA Tranche B
  6.516% due 3/31/13(c)                                  902             877
                                                                    --------

UNITED STATES--0.2%
Bausch & Lomb, Inc. Tranche
  8.127% due 4/11/15(c)                                  264(l)          384
----------------------------------------------------------------------------
TOTAL FOREIGN LOAN AGREEMENTS
(IDENTIFIED COST $1,272)                                               1,261
----------------------------------------------------------------------------

DOMESTIC PREFERRED STOCK--0.1%

                                                     SHARES
                                                    --------

SPECIALIZED REITS--0.0%
Saul Centers, Inc. Series A
  Pfd. 8%(f)                                             425              10
                                                                    --------

THRIFTS & MORTGAGE FINANCE--0.1%
Chevy Chase Bank FSB Series C
  Pfd. 8%(f)                                           3,925             100
Chevy Chase Preferred Capital
  Corp. Series A Pfd. 10.375%                          1,225              62
                                                                    --------
                                                                         162
----------------------------------------------------------------------------
TOTAL DOMESTIC PREFERRED STOCK
(IDENTIFIED COST $179)                                                   172
----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED
STOCKS--0.2%

DIVERSIFIED METALS & MINING--0.2%
Vale Capital Ltd.                                      6,000             388
----------------------------------------------------------------------------
TOTAL DOMESTIC CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $301)                                                   388
----------------------------------------------------------------------------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
AT&T Latin America Corp.
  Class A(v)                                          64,050        $      0(w)
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $282)                                                     0
----------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--1.9%
DIAMONDS(R) Trust
  Series I                                            12,894           1,709
iShares MSCI EAFE(R) Index
  Fund(f)                                             22,414           1,761
iShares Russell 2000(R) Index
  Fund(f)                                              8,144             619
PowerShares QQQ(f)                                    11,020             565
----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $4,780)                                               4,654
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.8%
(IDENTIFIED COST $246,667)                                           244,803
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--14.9%

MONEY MARKET MUTUAL FUNDS--13.2%
State Street Navigator
  Prime Plus (4.88%
  seven-day effective
  yield)(h)                                       33,024,350          33,024
                                                                    --------

                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------

COMMERCIAL PAPER(x)--1.7%
Nicor, Inc.
  4.000% due 1/2/08                                  $ 4,385           4,385
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $37,409)                                             37,409
----------------------------------------------------------------------------
TOTAL INVESTMENTS--112.5%
(IDENTIFIED COST $284,076)                                           282,212(a)

Other assets and liabilities, net--(12.5)%                           (31,345)
                                                                    --------
NET ASSETS--100.0%                                                  $250,867
                                                                    ========


                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES


At December 31, 2007, the Fund had entered into forward currency contracts as follows (reported in 000's):

                                                                    Unrealized
                                                                   Appreciation
Contract to Receive   In Exchange for  Settlement Date    Value   (Depreciation)
--------------------  ---------------- ----------------  -------  --------------
JPY 270,936            USD     2,542       2/28/08        $2,441      $(101)
                                                                      -----
                                                                       (101)
                                                                      =====
      USD    United States Dollar              JPY  Japanese Yen

(a) Federal Income Tax Information (reported in 000's): Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,485 and gross depreciation of $5,893 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $284,620.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $37,085 (reported in 000's) or 14.8% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f) All or a portion of security is on loan.
(g) All or a portion segregated as collateral for forward currency contracts.
(h) Represents security purchased with cash collateral received for securities on loan.
(i) Par value represents Australian Dollar.
(j) Par value represents Brazilian Real.
(k) Par value represents Canadian Dollar.
(l) Par value represents Euro.
(m) Par value represents Hungarian Forint.
(n) Par value represents New Zealand Dollar.
(o) Par value represents Norwegian Krone.
(p) Par value represents Russian Ruble.
(q) Par value represents Singapore Dollar.
(r) Par value represents South African Rand.
(s) Par value represents Swedish Krona.
(t) Par value represents Turkish Lira.
(u) Illiquid security.
(v) Non-income producing.
(w) Amount is less than $1,000.
(x) The rate shown is the discount rate.
(y) Illiquid and restricted security. At December 31, 2007 this security amounted to a value of $11 or 0.0% of (reported in 000's) net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.




                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
U.S. GOVERNMENT SECURITIES--3.1%

U.S. TREASURY NOTES--3.1%
U.S. Treasury Note
  3.125% due 11/30/09                                $    75        $     75
  3.375% due 11/30/12                                    875             872
  4.250% due 11/15/17                                    400             407
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $1,348)                                               1,354
----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--7.7%
FHLMC
  4.650% due 10/10/13                                    160             159
  4.500% due 12/1/18                                     342             336
FNMA
  4.000% due 7/1/19                                      184             177
  5.000% due 2/1/20                                       95              95
  5.000% due 8/1/20                                       52              52
  6.000% due 8/1/34                                      198             202
  5.500% due 3/1/35                                      246             246
  5.500% due 4/1/35                                      579             579
  6.500% due 8/1/36                                      101             104
  6.000% due 1/1/37                                      532             540
FNMA 04-W6, 1A4
  5.500% due 7/25/34                                     303             303
FNMA 05-57, CK
  5.000% due 7/25/35                                      56              56
FNMA 05-65, DK
  5.000% due 8/25/35                                      68              68
FNMA 05-65, PJ
  5.000% due 8/25/35                                     191             191
FNMA 05-74, AG
  5.000% due 9/25/35                                      70              70
FNMA 05-80, AD
  5.500% due 9/25/35                                     222             221
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,394)                                               3,399
----------------------------------------------------------------------------

AGENCY NON-MORTGAGE BACKED
SECURITIES--1.3%
FHLMC
  5.200% due 3/5/19                                      595             596
----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE BACKED
SECURITIES
(IDENTIFIED COST $584)                                                   596
----------------------------------------------------------------------------

MUNICIPAL BONDS--4.1%

COLORADO--0.6%
Colorado Department of
  Transportation Revenue
  (AMBAC Insured)
  6.000% due 6/15/11                                     240             258
                                                                    --------

GEORGIA--0.6%
Georgia State Series C
  5.250% due 7/1/16                                      115             121
  5.250% due 7/1/18                                      160             168
                                                                    --------
                                                                         289
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
MARYLAND--0.4%
Maryland State
  5.000% due 8/1/10                                  $   170        $    178
                                                                    --------

MASSACHUSETTS--0.4%
Commonwealth of Massachusetts
  General Obligation Series C
  (FSA Insured)
  5.500% due 12/1/17                                     150             172
                                                                    --------

NEW YORK--0.7%
New York State Dormitory
  Authority Series B Taxable
  3.350% due 12/15/09                                    315             309
                                                                    --------

PENNSYLVANIA--0.8%
Philadelphia School District
  Taxable Series C (FSA
  Insured)
  4.290% due 7/1/10                                      350             348
                                                                    --------

TEXAS--0.6%
Houston Texas Independent School
  District (FSA Insured)
  5.500% due 7/15/18                                     235             253
----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $1,808)                                               1,807
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--7.2%
Bombardier Capital Mortgage
  Securitization Corp. 99-A, A3
  5.980% due 1/15/18(c)                                  110             108
Capital One Auto Finance
  Trust 05-BSS B
  4.320% due 5/15/10                                     350             349
Carmax Auto Owner Trust
  05-1 C 4.820%
  due 10/15/11                                           200             199
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  04-1, 1A4
  4.111% due 8/25/30                                      80              79
DaimlerChrysler Auto Trust
  05-A, B
  3.880% due 7/8/11                                      250             249
Dunkin Securitization 06-1,
  M1 144A
  8.285% due 6/20/31(b)                                  160             162
GMAC Mortgage Corp. Loan
  Trust 06-HE3, A2
  5.750% due 10/25/36(c)                                 350             316
Great America Leasing Receivables
  05-1, A4 144A
  4.970% due 8/20/10(b)                                  230             230
GS Auto Loan Trust 06-1, A2
  5.470% due 2/15/09                                      68              68
GSAMP Trust 06-S4, M6
  6.065% due 5/25/36(c) (t)                              310               3
JPMorgan Mortgage Acquisition
  Corp. 06-CW2, AF3
  6.080% due 8/25/36(c)                                  225             223


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
MASTR Alternative Net Interest
  Margin 06-6, N1 144A
  5.865% due 9/26/46(b) (c) (s)                      $    26        $      2
Renaissance Home Equity Loan
  Trust 05-3, AF3
  4.814% due 11/25/35(c)                                 625             618
Renaissance Home Equity Loan
  Trust 06-1, AF2
  5.533% due 5/25/36(c)                                  131             129
Residential Funding Mortgage
  Securities II, Inc. 05-HI2, A3
  4.460% due 5/25/35                                     131             130
Structured Asset Securities Corp.
  05-7XS, 1A2B
  5.270% due 4/25/35(c)                                  300             297
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $3,542)                                               3,162
----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--18.7%

AEROSPACE & DEFENSE--0.3%
L-3 Communications Corp.
  7.625% due 6/15/12                                     115             118
                                                                    --------

AGRICULTURAL PRODUCTS--0.3%
Cargill, Inc. 144A
  5.600% due 9/15/12(b)                                  115             117
                                                                    --------

AIRLINES--3.2%
American Airlines, Inc. 01-1
  6.977% due 11/23/22                                    412             381
Continental Airlines, Inc. 98-1A
  6.648% due 3/15/19                                     164             165
Delta Air Lines, Inc. 00-1
  7.379% due 11/18/11                                    211             211
JetBlue Airways Corp. 04-2
  7.969% due 5/15/10(c)                                  251             250
United Airlines, Inc. 00-2
  7.032% due 4/1/12                                      123             123
United Airlines, Inc. 01-1
  6.071% due 9/1/14                                      266             264
                                                                    --------
                                                                       1,394
                                                                    --------

APPLICATION SOFTWARE--0.1%
Intuit, Inc.
  5.750% due 3/15/17(f)                                   41              40
                                                                    --------

ASSET MANAGEMENT & CUSTODY BANKS--0.4%
Janus Capital Group, Inc.
  6.250% due 6/15/12                                      75              77
Nuveen Investments, Inc.
  5.000% due 9/15/10                                      95              87
                                                                    --------
                                                                         164
                                                                    --------

AUTOMOBILE MANUFACTURERS--0.2%
Daimler Finance North America LLC
  6.500% due 11/15/13                                     70              73
                                                                    --------


                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
AUTOMOTIVE RETAIL--0.2%
Hertz Corp.(The)
  8.875% due 1/1/14                                  $   100        $    102
                                                                    --------

BROADCASTING & CABLE TV--0.9%
Comcast Cable Holdings LLC
  7.875% due 8/1/13                                      150             165
COX Communications, Inc.
  4.625% due 6/1/13                                      250             239
                                                                    --------
                                                                         404
                                                                    --------

BUILDING PRODUCTS--0.1%
Esco Corp. 144A
  8.625% due 12/15/13(b)                                  54              54
                                                                    --------

CASINOS & GAMING--0.1%
MGM MIRAGE
  8.500% due 9/15/10                                      15              16
Seminole Hard Rock Entertainment,
  Inc./Seminole Hard Rock
  International LLC 144A
  7.491% due 3/15/14(b) (c)                               25              24
                                                                    --------
                                                                          40
                                                                    --------

CONSUMER FINANCE--3.1%
Ford Motor Credit Co. LLC
  5.625% due 10/1/08                                     345             335
  9.875% due 8/10/11                                     118             112
  9.693% due 4/15/12(c)                                  135             132
GMAC LLC
  6.034% due 9/23/08(c)                                  185             179
  6.119% due 5/15/09(c)                                  135             126
  6.875% due 9/15/11                                      38              32
MBNA Corp.
  4.625% due 9/15/08                                     100             100
Residential Capital LLC
  7.625% due 11/21/08                                    100              80
  7.500% due 2/22/11                                      50              31
SLM Corp.
  4.035% due 2/1/10(c)                                   250             227
                                                                    --------
                                                                       1,354
                                                                    --------

DATA PROCESSING & OUTSOURCED SERVICES--0.7%
Convergys Corp.
  4.875% due 12/15/09                                    250             253
First Data Corp. 144A
  9.875% due 9/24/15(b)                                   65              61
                                                                    --------
                                                                         314
                                                                    --------

DISTILLERS & VINTNERS--0.1%
Constellation Brands, Inc.
  8.375% due 12/15/14                                     40              40
                                                                    --------

ELECTRIC UTILITIES--0.7%
Consumers Energy Co. Series H
  4.800% due 2/17/09                                     100             100
Entergy Gulf States, Inc.
  3.600% due 6/1/08                                      200             198
                                                                    --------
                                                                         298
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
General Cable Corp.
  7.606% due 4/1/15(c)                               $   100        $     96
                                                                    --------

HEALTH CARE FACILITIES--0.1%
HCA, Inc.
  9.125% due 11/15/14                                     45              47
                                                                    --------

HOTELS, RESORTS & CRUISE LINES--0.1%
Starwood Hotels & Resort
  Worldwide, Inc.
  6.250% due 2/15/13                                      63              63
                                                                    --------

INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.1%
Texas Competitive Electric Holdings
  Co. LLC 144A
  10.250% due 11/1/15(b)                                  36              36
                                                                    --------

INDUSTRIAL CONGLOMERATES--0.2%
Textron Financial Corp.
  5.125% due 11/1/10                                     100             102
                                                                    --------

INVESTMENT BANKING & BROKERAGE--0.9%
Lehman Brothers Holdings, Inc.
  6.000% due 7/19/12                                      65              66
Merrill Lynch & Co., Inc. (Brazil)
  10.710% due 3/8/17(d)                                  200(h)          104
Morgan Stanley 144A (Brazil)
  10.090% due 5/3/17(b)(d)                               250(h)          128
Piper Jaffray Equipment Trust
  Securities 144A
  6.000% due 9/10/11(b)                                  125             119
                                                                    --------
                                                                         417
                                                                    --------

LIFE SCIENCES TOOLS & SERVICES--0.3%
Fisher Scientific International, Inc.
  6.750% due 8/15/14                                     140             143
                                                                    --------

MOVIES & ENTERTAINMENT--0.2%
Time Warner, Inc.
  6.875% due 5/1/12                                      100             105
                                                                    --------

OFFICE SERVICES & SUPPLIES--0.2%
Steelcase, Inc.
  6.500% due 8/15/11                                     100             105
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--0.0%
Helix Energy Solutions 144A
  9.500% due 1/15/16(b)                                   13              13
                                                                    --------

OIL & GAS EXPLORATION & PRODUCTION--0.3%
Swift Energy Co.
  7.625% due 7/15/11                                     125             126
                                                                    --------

OIL & GAS REFINING & MARKETING--0.8%
Tesoro Corp.
  6.250% due 11/1/12                                     115             116
Valero Energy Corp.
  4.750% due 6/15/13                                     225             218
                                                                    --------
                                                                         334
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
OIL & GAS STORAGE & TRANSPORTATION--0.7%
Knight, Inc.
  6.500% due 9/1/12                                  $   110        $    110
Pacific Energy Partners LP/Pacific
  Energy Finance Corp.
  7.125% due 6/15/14                                      75              78
Transcont Gas Pipe Corp.
  7.000% due 8/15/11                                     100             105
                                                                    --------
                                                                         293
                                                                    --------

OTHER DIVERSIFIED FINANCIAL SERVICES--0.8%
ERAC USA Finance Co. 144A
  5.300% due 11/15/08(b)                                  85              84
General Electric Capital Corp.
  6.125% due 2/22/11                                     125             131
JP Morgan & Co., Inc.
  6.250% due 1/15/09                                      50              51
MassMutual Global Funding II
  144A
  3.500% due 3/15/10(b)                                  100              99
                                                                    --------
                                                                         365
                                                                    --------

PAPER PACKAGING--0.6%
Jefferson Smurfit Corp.
  8.250% due 10/1/12                                      40              39
Packaging Corp. of America
  4.375% due 8/1/08                                      250             248
                                                                    --------
                                                                         287
                                                                    --------

PAPER PRODUCTS--0.5%
AbitibiBowater, Inc.
  7.991% due 3/15/10(c)                                  165             145
Verso Paper Holdings LLC and
  Verso Paper, Inc. Series B
  8.661% due 8/1/14(c)                                    85              83
                                                                    --------
                                                                         228
                                                                    --------

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.5%
Colonial Realty LP
  4.800% due 4/1/11                                      250             244
                                                                    --------

RETAIL REITS--0.1%
Simon Property Group LP
  5.600% due 9/1/11                                       55              55
                                                                    --------

SPECIALIZED FINANCE--0.2%
Yankee Acquisition Corp. Series B
  8.500% due 2/15/15                                      80              74
                                                                    --------

SPECIALIZED REITS--0.7%
Host Hotels & Resorts LP
  6.875% due 11/1/14                                     115             115
Nationwide Health Properties
  6.250% due 2/1/13                                      130             135
Ventas Realty LP/Ventas Capital
  Corp.
  6.750% due 6/1/10                                       50              51
                                                                    --------
                                                                         301
                                                                    --------


                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
STEEL--0.1%
Steel Dynamics, Inc. 144A
  7.375% due 11/1/12(b)                              $    41        $     41
                                                                    --------

TOBACCO--0.5%
Philip Morris Capital Corp.
  7.500% due 7/16/09                                     200             204
                                                                    --------

WIRELESS TELECOMMUNICATION SERVICES--0.2%
Nextel Communications, Inc.
  Series D
  7.375% due 8/1/15                                       75              74
----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $8,380)                                               8,265
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--20.6%
American General Mortgage Loan
  Trust 06-1, A2 144A
  5.750% due 12/25/35(b) (c)                             275             273
Asset Securitization Corp. 96-D3,
  A1C
  7.400% due 10/13/26                                     25              26
Banc of America Alternative Loan
  Trust 06-9, A1
  6.000% due 1/25/37                                     413             408
Bear Stearns Commercial Mortgage
  Securities 04-ESA, J 144A
  5.817% due 5/14/16(b)                                  350             359
Bear Stearns Structured Products,
  Inc. 04-15, A2 144A
  0% due 11/27/34(b)                                      39              37
Bear Stearns Structured Products,
  Inc. 05-10 144A
  7.365% due 4/26/35(b) (c)                              108             102
Bear Stearns Structured Products,
  Inc. 05-20N, A 144A
  8.365% due 10/25/45(b) (c)                              86              86
Chase Mortgage Finance Corp.
  04-S1 M
  5.098% due 2/25/19(c)                                   80              76
Chase Mortgage Finance Corp.
  04-S3, 3A1
  6.000% due 3/25/34                                     353             356
Chase Mortgage Finance Corp.
  06-A1, 4A1
  6.044% due 9/25/36(c)                                  415             419
Citicorp Mortgage Securities, Inc.
  06-7, 1A1
  6.000% due 12/25/36                                    111             111
Countrywide Home Loan Mortgage
  Pass-Through Trust 04-13, 1A1
  5.500% due 8/25/34                                     179             180
Countrywide Home Loan Mortgage
  Pass-Through Trust 07-1, A2
  6.000% due 3/25/37                                     258             260
Credit Suisse First Boston Mortgage
  Securities Corp. 03-8, 3A24
  5.500% due 4/25/33                                     290             279
Credit Suisse First Boston Mortgage
  Securities Corp. 05-12, 6A1
  6.000% due 1/25/36                                     143             141
Credit Suisse First Boston Mortgage
  Securities Corp. 98-C1, B
  6.590% due 5/17/40                                     390             391


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
Crown Castle Towers LLC 05-1A,
  AFX 144A
  4.643% due 6/15/35(b)                              $   250        $    250
First Horizon Asset Securities, Inc.
  05-AR1, 2A1
  5.012% due 4/25/35(c)                                  235             236
Franchise Mortgage Acceptance Co.
  Loan Receivables Trust 98-CA,
  A2 144A
  6.660% due 9/15/20(b)                                   65              63
GMAC Commercial Mortgage
  Securities, Inc 98-C2 E
  6.500% due 5/15/35                                      50              52
GMAC Mortgage Corp. Loan Trust
  05-AR2, 2A
  4.862% due 5/25/35(c)                                  303             300
GMAC Mortgage Corp. Loan Trust
  05-HE2, A3
  4.622% due 11/25/35(c)                                  76              75
GMAC Mortgage Corp. Loan Trust
  06-HE2, A3
  6.320% due 5/25/36                                     350             342
Greenwich Structured Adjustable
  Rate Mortgage Products 05-4A,
  N1 144A
  7.793% due 7/27/45(b) (c)                               25              25
GS Mortgage Securities Corp. II
  07-EOP, G 144A
  5.060% due 3/6/20(b) (c)                               130             122
GS Mortgage Securities Corp. II
  07-EOP, H 144A
  5.190% due 3/6/20(b) (c)                               110             105
Harborview Mortgage Loan Trust
  05-15, B8
  6.699% due 10/20/45(c)                                 200             140
Harborview Mortgage Loan Trust
  05-9, B10
  6.699% due 6/20/35(c)                                  129             105
Harborview Net Interest Margin
  Corp. 06-12, N1 144A
  6.409% due 12/19/36(b)                                  48              48
IndyMac Index Mortgage Loan Trust
  06-AR25, 3A1
  6.368% due 9/25/36(c)                                  184             184
Indymac Index Mortgage Loan Trust
  07-AR2, B1
  5.868% due 6/25/37(c)                                  135             116
JPMorgan Mortgage Trust 05-S3,
  2A2
  5.500% due 1/25/21                                      49              49
JPMorgan Mortgage Trust 06-A1,
  B1
  5.399% due 2/25/36(c)                                  248             243
Lehman Brothers - UBS
  Commercial Mortgage Trust
  07-C2, A2
  5.303% due 2/15/40                                     225             226
Lehman XS Net Interest Margin
  06-GPM4, A1 144A
  6.250% due 9/28/46(b)                                   19              19
Lehman XS Net Interest Margin
  06-GPM7, A1 144A
  6.250% due 12/28/46(b)                                  62              61
MASTR Alternative Net Interest
  Margin Trust 05-CW1A, N1 144A
  6.750% due 12/26/35(b) (s)                              22              19


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
MASTR Resecuritization Trust
  05-4CI, N2 144A
  7.865% due 4/26/45(b) (c) (s)                      $   120        $     59
Merrill Lynch/Countrywide
  Commercial Mortgage Investors,
  Inc. 06-3, 2A1
  6.090% due 10/25/36(c)                                 195             198
Residential Accredit Loans, Inc.
  05-QA4, A5
  5.450% due 4/25/35(c)                                  229             225
Residential Funding Mortgage
  Securities I, Inc. 05-SA1, 2A
  4.856% due 3/25/35(c)                                  165             163
Residential Funding Mortgage
  Securities I, Inc. 06-S4, A2
  6.000% due 4/25/36                                     215             217
SBA Commercial Mortgage Backed
  Securities Trust 06-1A, B 144A
  5.451% due 11/15/36(b)                                  95              94
Structured Asset Securities Corp.
  03-32, 1A1
  5.210% due 11/25/33(c)                                 165             161
Wachovia Bank Commercial
  Mortgage Trust 2004-C12, A2
  5.001% due 7/15/41                                     215             216
Wachovia Mortgage Loan Trust
  LLC 06-A, B1
  5.416% due 5/20/36(c)                                  249             237
Wells Fargo Mortgage Backed
  Securities Trust 04-EE, 2A3
  3.989% due 12/25/34(c)                                 165             163
Wells Fargo Mortgage Backed
  Securities Trust 04-R, 2A1
  4.360% due 9/25/34(c)                                  276             275
Wells Fargo Mortgage Backed
  Securities Trust 05-14, 2A1
  5.500% due 12/25/35                                    224             219
Wells Fargo Mortgage Backed
  Securities Trust 05-5, 1A1
  5.000% due 5/25/20                                     178             175
Wells Fargo Mortgage Backed
  Securities Trust 05-AR10, 2A16
  4.109% due 6/25/35(c)                                  210             204
Wells Fargo Mortgage Backed
  Securities Trust 05-AR16, 6A3
  5.000% due 10/25/35(c)                                 223             224
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $9,322)                                               9,114
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--15.6%

ARGENTINA--0.4%
Republic of Argentina
  5.389% due 8/3/12(c)                                   194             171
                                                                    --------

AUSTRALIA--1.2%
Commonwealth of Australia
  Series 909
  7.500% due 9/15/09                                     622(g)          552
                                                                    --------

BRAZIL--1.9%
Federative Republic of Brazil
  10.500% due 7/14/14                                     45              57
  7.875% due 3/7/15                                      150             170
  12.500% due 1/5/16                                     737(h)          451
  12.500% due 1/5/22                                     250(h)          157
                                                                    --------
                                                                         835
                                                                    --------


                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
CANADA--0.4%
Commonwealth of Canada
  3.750% due 6/1/08                                      193(i)     $    195
                                                                    --------

CHILE--0.6%
Republic of Chile
  5.411% due 1/28/08(c)                              $   250             250
                                                                    --------

COLOMBIA--0.2%
Republic of Colombia
  10.000% due 1/23/12                                     60              70
                                                                    --------

GERMANY--0.4%
Federal Republic of Germany
  144A
  3.250% due 4/17/09(b)                                  115(j)          166
                                                                    --------

HUNGARY--0.2%
Republic of Hungary
  6.250% due 4/24/09                                  20,000(k)          114
                                                                    --------

INDONESIA--0.2%
Republic of Indonesia 144A
  7.250% due 4/20/15(b)                                  100             106
                                                                    --------

MEXICO--0.6%
United Mexican States
  5.943% due 1/13/09(c)                                  250             250
                                                                    --------

NEW ZEALAND--0.5%
Commonwealth of New Zealand
  Series 708
  6.000% due 7/15/08                                     307(l)          234
                                                                    --------

NORWAY--1.4%
Kingdom of Norway
  5.500% due 5/15/09                                   3,225(m)          600
                                                                    --------

PHILIPPINES--1.2%
Republic of Philippines
  8.375% due 3/12/09                                     200             208
  8.375% due 2/15/11                                     285             308
                                                                    --------
                                                                         516
                                                                    --------

RUSSIA--0.3%
Russian Federation RegS
  7.500% due 3/31/30(c) (e)                              114             130
                                                                    --------

SINGAPORE--0.3%
Singapore Government
  2.500% due 10/1/12                                     175(o)          123
                                                                    --------

SWEDEN--0.2%
Kingdom of Sweden Series 1043
  5.000% due 1/28/09                                     715(p)          112
                                                                    --------

TRINIDAD AND TOBAGO--0.2%
Republic of Trinidad and Tobago RegS
  9.875% due 10/1/09(e)                                   75              82
                                                                    --------

TURKEY--2.3%
Republic of Turkey
  10.500% due 1/13/08                                    350             351
  0% due 5/6/09                                          400(q)          277
  11.750% due 6/15/10                                    340             395
                                                                    --------
                                                                       1,023
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
VENEZUELA--3.1%
Republic of Venezuela
  8.500% due 10/8/14                                 $   330        $    319
  5.750% due 2/26/16                                     140             113
Republic of Venezuela RegS
  5.375% due 8/7/10(e)                                   975             919
                                                                    --------
                                                                       1,351
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $6,630)                                               6,880
----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(d)--9.1%

CANADA--0.6%
European Investment Bank 144A
  4.600% due 1/30/37(b)                                  150(j)          149
Thomson Corp. (The)
  4.250% due 8/15/09                                     100             100
                                                                    --------
                                                                         249
                                                                    --------

CHILE--0.7%
Celulosa Arauco y Constitucion SA
  7.750% due 9/13/11                                     165             178
Empresa Nacional de Electricidad SA
  7.750% due 7/15/08                                     120             121
                                                                    --------
                                                                         299
                                                                    --------

GERMANY--0.6%
Deutsche Bank AG NY Series GS
  4.055% due 3/22/12(c)                                  250             250
                                                                    --------

HONG KONG--0.6%
Hutchison Whampoa International
  Ltd. 144A
  5.450% due 11/24/10(b)                                 250             253
                                                                    --------

INDIA--0.4%
ICICI Bank Ltd. 144A
  5.750% due 11/16/10(b)                                 175             174
                                                                    --------

LUXEMBOURG--0.1%
Tyco Electronic Group SA 144A
  6.000% due 10/1/12(b)                                   35              36
                                                                    --------

MALAYSIA--0.4%
Malaysia International Shipping
  Corporation Capital Ltd. 144A
  5.000% due 7/1/09(b)                                   200             201
                                                                    --------

MEXICO--0.4%
Fideicomiso Petacalco Trust 144A
  10.160% due 12/23/09(b)                                 74              76
Vitro S.A.B. de C.V.
  8.625% due 2/1/12                                      115             109
                                                                    --------
                                                                         185
                                                                    --------

NETHERLANDS--0.4%
Majapahit Holding BV 144A
  7.250% due 6/28/17(b)                                  100              96
NXP BV/NXP Funding LLC
  7.993% due 10/15/13(c)                                 105              97
                                                                    --------
                                                                         193
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
POLAND--0.5%
Telekomunikacja Polska SA Finance
  BV 144A
  7.750% due 12/10/08(b)                             $   225        $    231
                                                                    --------

QATAR--0.2%
Ras Laffan Liquefied Natural Gas
  Co. Ltd. 144A
  3.437% due 9/15/09(b)                                   97              97
                                                                    --------

RUSSIA--2.2%
European Bank for Reconstruction
  & Development
  6.000% due 2/14/12                                   5,000(n)          197
Gazprom OAO (Gaz Capital SA)
  144A(b)
  6.212% due 11/22/16                                    230             221
  6.510% due 3/7/22                                      100              95
OJSC AK Transneft
  (TransCapitalInvest Ltd.) 144A
  5.670% due 3/5/14(b)                                   270             259
Russian Agricultural Bank OJSC
  (RSHB Capital SA) 144A
  6.299% due 5/15/17(b)                                  100              95
TNK-BP Finance SA RegS
  6.125% due 3/20/12(e)                                  115             110
                                                                    --------
                                                                         977
                                                                    --------

SOUTH KOREA--0.3%
Export-Import Bank of Korea
  4.500% due 8/12/09                                     120             119
                                                                    --------

SWITZERLAND--0.2%
Petroplus Finance Ltd. 144A
  6.750% due 5/1/14(b)                                    75              70
                                                                    --------

UKRAINE--0.2%
NAK Naftogaz Ukrainy (Standard
  Bank London Holdings plc)
  8.125% due 9/30/09                                     100              95
                                                                    --------

UNITED ARAB EMIRATES--0.4%
Abu Dhabi National Energy Co.
  144A
  5.620% due 10/25/12(b)                                 170             172
                                                                    --------

UNITED STATES--0.9%
Invesco plc
  4.500% due 12/15/09                                    250             246
Nova Chemicals Corp.
  7.863% due 11/15/13(c)                                 170             160
                                                                    --------
                                                                         406
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $4,060)                                               4,007
----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS--0.1%

PHARMACEUTICALS--0.1%
Par Pharmaceutical Cos., Inc.
  2.875% due 9/30/10                                      40              37
----------------------------------------------------------------------------
TOTAL DOMESTIC CONVERTIBLE BONDS
(IDENTIFIED COST $35)                                                     37
----------------------------------------------------------------------------


                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
FOREIGN CREDIT LINKED NOTES--0.2%

INDONESIA--0.2%
Republic of Indonesia
  (Citigroup, Inc.)
  11.867% due 6/15/09                                $   120        $    106
----------------------------------------------------------------------------
TOTAL FOREIGN CREDIT LINKED NOTES
(IDENTIFIED COST $111)                                                   106
----------------------------------------------------------------------------

DOMESTIC LOAN AGREEMENTS(c)--8.5%

ADVERTISING--0.1%
Lamar Media Corp. Tranche F
  6.875% due 3/31/14                                      25              25
                                                                    --------

ALTERNATIVE CARRIERS--0.3%
Level 3 Communications, Inc.
  Tranche B
  7.493% due 3/13/14                                      17              16
Time Warner Telecom Holdings
  Tranche B
  8.471% due 1/7/13                                      120             116
                                                                    --------
                                                                         132
                                                                    --------

APPAREL RETAIL--0.3%
Hanesbrands, Inc. Tranche B
  7.090% due 9/5/13                                       40              40
HBI Branded Apparel Ltd., Inc.
  Tranche 2
  9.110% due 3/5/14                                       65              65
Totes Isotoner Corp. Tranche B
  7.814% due 1/16/13                                      16              15
                                                                    --------
                                                                         120
                                                                    --------

APPLICATION SOFTWARE--0.2%
Reynolds & Reynolds Co. (The)
  Tranche FL
  7.198% due 10/24/12                                     93              89
                                                                    --------

ASSET MANAGEMENT & CUSTODY BANKS--0.0%
Nuveen Investments, Inc.
  Tranche Term B
  7.841% due 11/13/14                                     19              19
                                                                    --------

AUTOMOBILE MANUFACTURERS--0.4%
Ford Motor Co. Tranche B
  8.360% due 12/15/13                                    114             106
General Motors Corp. Tranche B
  7.745% due 11/29/13                                     94              89
                                                                    --------
                                                                         195
                                                                    --------

BROADCASTING & CABLE TV--0.7%
Charter Communications
  Operating LLC Tranche
  7.360% due 3/6/14                                      248             232
DIRECTV Holdings LLC Tranche B
  6.820% due 4/13/13                                      65              65
                                                                    --------
                                                                         297
                                                                    --------

CASINOS & GAMING--0.0%
Wimar Operating Co. LLC Tranche B
  7.610% due 1/3/12                                       17              16
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
First Data Corp. Tranche B3
  7.710% due 9/24/14                                 $   149        $    142
                                                                    --------

DEPARTMENT STORES--0.3%
Neiman-Marcus Group, Inc. (The)
  Tranche
  7.346% due 4/6/13                                      144             139
                                                                    --------

DISTRIBUTORS--0.3%
Building Materials Holding Corp.
  Tranche B
  7.850% due 11/10/13                                    158             135
                                                                    --------

DIVERSIFIED CHEMICALS--0.3%
Celanese Holdings LLC Tranche
  Term B
  8.181% due 3/30/14                                     120             115
Huntsman Corp. Tranche B
  7.070% due 8/16/12                                      17              17
                                                                    --------
                                                                         132
                                                                    --------

DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--0.1%
ARAMARK Corp. Letter of Credit
  7.198% due 1/26/14                                       3               3
ARAMARK Corp. Tranche B
  7.198% due 1/26/14                                      41              39
                                                                    --------
                                                                          42
                                                                    --------

ELECTRIC UTILITIES--0.1%
Energy Future Holdings Tranche B2
  8.645% due 10/10/14                                     62              61
                                                                    --------

ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
Baldor Electric Co. Tranche
  6.938% due 1/31/14                                      74              72
                                                                    --------

ENVIRONMENTAL & FACILITIES SERVICES--0.5%
Allied Waste North America, Inc.
  Letter of Credit A
  6.621% due 3/28/14                                      33              31
Allied Waste North America, Inc.
  Tranche B
  6.440% due 3/28/14                                      54              52
Duratek, Inc. Tranche B
  7.660% due 6/30/16                                      11              11
EnergySolutions LLC Tranche
  7.570% due 2/26/14                                     107             104
EnergySolutions LLC Tranche B
  7.660% due 6/7/13                                       23              23
EnviroCare Tranche C
  7.570% due 6/30/16                                       1               1
                                                                    --------
                                                                         222
                                                                    --------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.0%
Mosaic Co. (The) Tranche B
  7.112% due 12/1/13                                       6               6
                                                                    --------

HEALTH CARE FACILITIES--0.4%
HCA, Inc. Tranche B
  7.610% due 11/16/13                                     55              53


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------

HEALTH CARE FACILITIES--CONTINUED
Health Management Associates, Inc.
  Tranche B
  7.110% due 2/28/14                                 $    35        $     33
LifePoint Hospitals, Inc.
  Tranche B
  6.985% due 4/15/12                                      83              79
                                                                    --------
                                                                         165
                                                                    --------

HEALTH CARE SERVICES--0.2%
Davita Inc. Tranche B1
  6.860% due 10/5/12                                     113             109
                                                                    --------

HOUSEWARES & SPECIALTIES--0.1%
Yankee Candle Co., Inc.
  Tranche B
  8.891% due 2/6/14                                       50              47
                                                                    --------

INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.4%
Mirant North America LLC
  Tranche B
  7.070% due 1/3/13                                       40              38
NRG Energy, Inc. Letter of Credit
  7.070% due 2/1/13                                      108             108
NRG Energy, Inc. Tranche B1
  7.070% due 2/1/13                                       39              38
                                                                    --------
                                                                         184
                                                                    --------

INTEGRATED TELECOMMUNICATION SERVICES--0.6%
NTELOS, Inc. Tranche B1
  7.570% due 8/24/11                                     265             263
                                                                    --------

LEISURE FACILITIES--0.1%
AMF Bowling Worldwide, Inc. Tranche B
  7.860% due 5/17/13                                      60              57
                                                                    --------

OIL & GAS DRILLING--0.1%
Hercules Offshore, Inc. Tranche
  7.110% due 7/11/13                                      52              50
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--0.2%
Helix Energy Solutions Group, Inc.
  Tranche
  7.320% due 7/1/13                                       90              87
                                                                    --------

PAPER PRODUCTS--0.1%
NewPage Corp. Tranche B
  9.891% due 12/20/14                                     24              23
                                                                    --------

PUBLISHING--0.4%
Idearc, Inc. Tranche B
  7.360% due 11/17/14                                    114             109
Tribune Co. Tranche B
  8.375% due 5/17/14                                      60              51
                                                                    --------
                                                                         160
                                                                    --------

RESTAURANTS--0.3%
Burger King Corp. Tranche B1
  6.750% due 6/30/12                                     117             115
                                                                    --------


                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
SEMICONDUCTORS--0.3%
Freescale Semiconductor, Inc.
  Tranche
  7.110% due 12/1/13                                 $   124        $    115
                                                                    --------

SPECIALIZED FINANCE--0.4%
Solar Capital Corp. Tranche US
  7.590% due 2/11/13                                     191             184
                                                                    --------

SPECIALTY CHEMICALS--0.1%
JohnsonDiversey, Inc. Tranche B
  7.860% due 12/16/11                                     26              26
                                                                    --------

WIRELESS TELECOMMUNICATION SERVICES--0.7%
ALLTEL Communications, Inc.
  Tranche B3
  9.029% due 5/15/15                                     114             109
Cricket Communications, Inc.
  Tranche B1
  7.360% due 6/16/13                                     111             110
MetroPCS Wireless, Inc. Tranche B
  7.625% due 11/3/13                                     118             113
                                                                    --------
                                                                         332
----------------------------------------------------------------------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $3,874)                                               3,761
----------------------------------------------------------------------------

FOREIGN LOAN AGREEMENTS(c)--0.6%

GERMANY--0.3%
Fresenius Medical Care AG & Co.
  KGaA Tranche B
  6.735% due 3/31/13                                     135             132
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
UNITED KINGDOM--0.2%
Yell Group plc Tranche B1
  7.320% due 2/10/13                                 $    75        $     72
                                                                    --------

UNITED STATES--0.1%
Bausch & Lomb, Inc. Tranche
  8.127% due 4/11/15                                      33(l)           48
----------------------------------------------------------------------------
TOTAL FOREIGN LOAN AGREEMENTS
(IDENTIFIED COST $257)                                                   252
----------------------------------------------------------------------------

                                                     SHARES
                                                     -------

EXCHANGE TRADED FUNDS--0.8%
DIAMONDS(R) Trust
  Series I                                             1,444             191
iShares MSCI EAFE(R) Index
  Fund                                                   920              72
iShares Russell 2000(R) Index
  Fund                                                   730              56
PowerShares QQQ                                        1,100              56
----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $382)                                                   375
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.6%
(IDENTIFIED COST $43,724)                                             43,115
----------------------------------------------------------------------------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
SHORT-TERM INVESTMENTS--2.0%

COMMERCIAL PAPER(r)--2.0%
Nicor, Inc.
  4.000% due 1/2/08                                  $   870        $    870
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $870)                                                   870
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $44,594)                                             43,985(a)

Other assets and liabilities, net--0.4%                                  183
                                                                    --------
NET ASSETS--100.0%                                                  $ 44,168
                                                                    ========


At December 31, 2007, the Fund had entered into forward currency contracts as follows (reported in 000's):

                                                                    Unrealized
                                                                   Appreciation
Contract to Receive  In Exchange for  Settlement Date    Value    (Depreciation)
-------------------  ---------------  ---------------    -----    --------------
JPY 48,453            USD 455            2/28/08         $437         $(18)
                                                                      ----
                                                                       (18)
                                                                      ====
      USD    United States Dollar               JPY  Japanese Yen

(a) Federal Income Tax Information (reported in 000's): Net unrealized depreciation of investment securities is comprised of gross appreciation of $298 and gross depreciation of $940 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $44,627.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $5,389 or 12.2% (reported in 000's) of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically or in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f) All or a portion segregated as collateral for forward currency contracts.
(g) Par value represents Australian Dollar.
(h) Par value represents Brazilian Real.
(i) Par value represents Canadian Dollar.
(j) Par value represents Euro.
(k) Par value represents Hungarian Forint.
(l) Par value represents New Zealand Dollar.
(m) Par value represents Norwegian Krone.
(n) Par value represents Russian Ruble.
(o) Par value represents Singapore Dollar.
(p) Par value represents Swedish Krona.
(q) Par value represents Turkish Lira.
(r) The rate shown is the discount rate.
(s) Illiquid and restricted security. At December 31, 2007, these securities amounted to a value of $80 or 0.2% of (reported in 000's) net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(t) Illiquid Security.


                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
U.S. GOVERNMENT SECURITIES--1.1%

U.S. TREASURY BONDS--0.7%
U.S. Treasury Bond
  5.000% due 5/15/37                                 $ 1,620        $  1,766
                                                                    --------

U.S. TREASURY NOTES--0.4%
U.S. Treasury Note
  3.375% due 11/30/12                                    125             124
  4.250% due 11/15/17                                  1,075           1,094
                                                                    --------
                                                                       1,218
                                                                    --------
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $2,953)                                               2,984
----------------------------------------------------------------------------

AGENCY NON-MORTGAGE BACKED
SECURITIES--0.6%
FHLMC
  5.200% due 3/5/19                                    1,520           1,521
----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE BACKED SECURITIES
(IDENTIFIED COST $1,492)                                               1,521
----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--6.7%
FHLMC R010-AB
  5.500% due 12/15/19                                    568             574
FNMA
  4.500% due 6/1/19                                      455             448
  4.000% due 6/1/20                                      618             592
  5.000% due 6/1/20                                    1,453           1,454
  4.500% due 7/1/20                                    1,142           1,123
  6.500% due 10/1/31                                      32              33
  6.000% due 9/1/32                                      210             214
  5.000% due 5/1/34                                      947             925
  5.500% due 5/1/34                                    1,029           1,029
  5.500% due 6/1/34                                    2,834           2,834
  6.000% due 7/1/34                                      454             462
  5.000% due 6/1/35                                    4,361           4,257
  5.000% due 11/1/35                                   1,268           1,237
  5.000% due 3/1/36                                      665             649
  5.500% due 1/1/37                                      540             539
  5.500% due 4/1/37                                      298             298
FNMA 04-W6, 1A4
  5.500% due 7/25/34                                     491             491
GNMA
  6.500% due 11/15/23                                     76              79
  6.500% due 12/15/23                                     18              19
  6.500% due 2/15/24                                     143             148
  6.500% due 6/15/28                                     168             174
  6.500% due 7/15/31                                     115             119
  6.500% due 11/15/31                                    105             109
  6.500% due 2/15/32                                     143             149
  6.500% due 4/15/32                                     122             127
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $18,173)                                             18,083
----------------------------------------------------------------------------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
MUNICIPAL BONDS--2.8%

CALIFORNIA--1.0%
Alameda Corridor Transportation
  Authority Series C Taxable
  (MBIA Insured)
  6.600% due 10/1/29                                 $ 1,000        $  1,097
Kern County Pension Obligation
  Taxable (MBIA Insured)
  7.260% due 8/15/14                                     420             468
Sonoma County Pension
  Obligation Taxable
  (FSA Insured)
  6.625% due 6/1/13                                    1,065           1,116
                                                                    --------
                                                                       2,681
                                                                    --------

FLORIDA--0.1%
Miami-Dade County Educational
  Facilities Authority Taxable
  Series C
  5.480% due 4/1/16                                      200             201
                                                                    --------

MASSACHUSETTS--0.1%
Commonwealth of Massachusetts
  General Obligation Series C
  (FSA Insured)
  5.500% due 12/1/17                                     295             338
                                                                    --------

MINNESOTA--0.4%
State of Minnesota, General
  Revenue
  5.000% due 8/1/19                                      900             989
                                                                    --------

MISSISSIPPI--0.3%
Mississippi Development Bank
  Series A Taxable (FSA Insured)
  5.000% due 6/1/12                                      710             718
                                                                    --------

PENNSYLVANIA--0.5%
City of Pittsburgh Pension
  Obligation Taxable Series C
  (FGIC Insured)
  6.500% due 3/1/17                                    1,250           1,359
                                                                    --------

TEXAS--0.4%
City of Dallas
  5.000% due 2/15/17                                   1,100           1,203
----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $7,104)                                               7,489
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.5%
Bayview Financial Acquisition
  Trust 06-A, 1A2
  5.483% due 2/28/41(c)                                  325             316
Capital One Auto Finance Trust
  07-B, A3A
  5.030% due 4/15/12                                     925             931
Carmax Auto Owner Trust
  05-2, A4
  4.340% due 9/15/10                                     900             897


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
Carmax Auto Owner Trust
  07-2, A3
  5.230% due 12/15/11                                $ 1,550        $  1,566
Dunkin Securitization 06-1,
  M1 144A
  8.285% due 6/20/31(b)                                  305             308
GS Auto Loan Trust 06-1,
  A2
  5.470% due 2/15/09                                     137             137
JPMorgan Mortgage Acquisition
  Corp. 06-CW2, AF3
  6.080% due 8/25/36(c)                                  470             465
Nomura Asset Acceptance Corp.
  07-1, 1A2
  5.669% due 3/25/47(c)                                  620             558
Residential Funding Mortgage
  Securities II, Inc. 06-HSA1,
  A3
  5.230% due 2/25/36(c)                                1,000             811
Wachovia Auto Loan Owner
  Trust 06-2A, A3 144A
  5.230% due 8/22/11(b)                                  675             676
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $6,908)                                               6,665
----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--9.5%

AEROSPACE & DEFENSE--0.5%
L-3 Communications Corp.
  7.625% due 6/15/12                                     250             257
Rockwell Collins, Inc.
  4.750% due 12/1/13                                   1,000           1,019
                                                                    --------
                                                                       1,276
                                                                    --------

AIRLINES--0.6%
American Airlines, Inc. 01-1
  6.977% due 11/23/22                                    597             552
Continental Airlines, Inc. 98-1A
  6.648% due 3/15/19                                     457             460
JetBlue Airways Corp. 04-2
  7.969% due 5/15/10(c)                                  387             385
United Airlines, Inc. 01-1
  6.071% due 9/1/14                                      286             285
                                                                    --------
                                                                       1,682
                                                                    --------

APPLICATION SOFTWARE--0.0%
Intuit, Inc.
  5.750% due 3/15/17                                      71              70
                                                                    --------

ASSET MANAGEMENT & CUSTODY BANKS--0.1%
Bank of New York Mellon Corp. (The)
  4.950% due 11/1/12                                     180             180
Janus Capital Group, Inc.
  6.250% due 6/15/12                                     150             154
                                                                    --------
                                                                         334
                                                                    --------

AUTOMOBILE MANUFACTURERS--0.1%
Daimler Finance North America LLC
  6.500% due 11/15/13                                    130             136
                                                                    --------


                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
AUTOMOTIVE RETAIL--0.1%
AutoNation, Inc.
  7.000% due 4/15/14                                 $   245        $    233
                                                                    --------

BROADCASTING & CABLE TV--0.0%
Time Warner Cable, Inc.
  5.850% due 5/1/17                                      130             130
                                                                    --------

BUILDING PRODUCTS--0.2%
CRH America, Inc. (Ireland)
  6.000% due 9/30/16(d)                                  255             249
Masco Corp.
  5.850% due 3/15/17                                     165             160
Owens Corning, Inc.
  6.500% due 12/1/16                                      60              55
                                                                    --------
                                                                         464
                                                                    --------

CASINOS & GAMING--0.1%
MGM MIRAGE
  8.500% due 9/15/10                                      25              26
Seneca Gaming, Corp. Series B
  7.250% due 5/1/12                                      225             228
                                                                    --------
                                                                         254
                                                                    --------

COMMUNICATIONS EQUIPMENT--0.1%
Cisco Systems, Inc.
  5.500% due 2/22/16                                     250             254
                                                                    --------

CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.
  5.600% due 11/30/12                                    190             191
                                                                    --------

CONSUMER FINANCE--1.1%
Ford Motor Credit Co. LLC
  8.625% due 11/1/10                                     180             167
  9.875% due 8/10/11                                     238             225
  9.693% due 4/15/12(c)                                   50              49
  7.800% due 6/1/12                                      200             175
GMAC LLC
  6.875% due 9/15/11                                      38              33
  6.875% due 8/28/12                                     500             419
  6.750% due 12/1/14                                      80              65
Residential Capital LLC
  7.625% due 11/21/08                                    125             100
SLM Corp.
  4.035% due 2/1/10(c)                                 1,950           1,772
                                                                    --------
                                                                       3,005
                                                                    --------

DATA PROCESSING & OUTSOURCED SERVICES--0.1%
Broadridge Financial Solutions, Inc.
  6.125% due 6/1/17                                      250             247
First Data Corp. 144A
  9.875% due 9/24/15(b)                                  110             103
                                                                    --------
                                                                         350
                                                                    --------

DIVERSIFIED BANKS--0.4%
National Capital Trust II 144A
  5.486% due 12/29/49(b) (c)                             950             868
Wachovia Corp.
  4.875% due 2/15/14                                     355             341
                                                                    --------
                                                                       1,209
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--0.1%
Equifax, Inc.
  6.300% due 7/1/17                                  $   240        $    244
                                                                    --------

DRUG RETAIL--0.1%
CVS Caremark Corp.
  5.750% due 6/1/17                                      260             262
                                                                    --------

ELECTRIC UTILITIES--0.5%
Entergy Gulf States, Inc.
  5.700% due 6/1/15                                    1,000             973
Great River Energy 144A
  5.829% due 7/1/17(b)                                   150             156
Southern Power Co. Series D
  4.875% due 7/15/15                                     280             265
                                                                    --------
                                                                       1,394
                                                                    --------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.4%
Mettler-Toledo International, Inc.
  4.850% due 11/15/10                                  1,000           1,023
                                                                    --------

FOOD RETAIL--0.1%
Kroger Co. (The)
  6.800% due 12/15/18                                    130             138
Safeway, Inc.
  6.350% due 8/15/17                                     190             198
                                                                    --------
                                                                         336
                                                                    --------

GAS UTILITIES--0.2%
AmeriGas Partners LP
  7.250% due 5/20/15                                     500             492
                                                                    --------

HEALTH CARE DISTRIBUTORS--0.0%
Cardinal Health, Inc. 144A
  6.000% due 6/15/17(b)                                   80              81
                                                                    --------

HEALTH CARE EQUIPMENT--0.1%
HCA, Inc. 144A
  9.250% due 11/15/16(b)                                 180             189
                                                                    --------

HEALTH CARE SERVICES--0.1%
Quest Diagnostics, Inc.
  6.400% due 7/1/17                                      280             289
                                                                    --------

HOME FURNISHINGS--0.1%
Mohawk Industries, Inc.
  6.125% due 1/15/16                                     275             275
                                                                    --------

HOTELS, RESORTS & CRUISE LINES--0.1%
Royal Caribbean Cruises Ltd.
  7.250% due 6/15/16                                     285             282
                                                                    --------

INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.1%
AES Corp. (The) 144A
  7.750% due 10/15/15(b)                                 250             255
                                                                    --------

INDUSTRIAL MACHINERY--0.8%
ITW Cupids Financing Trust I 144A
  6.550% due 12/31/11(b)                               2,000           2,102
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
INTEGRATED TELECOMMUNICATION SERVICES--0.2%
Citizens Communications Co.
  6.250% due 1/15/13                                 $   190        $    185
Qwest Corp.
  7.875% due 9/1/11                                      125             130
  6.500% due 6/1/17                                      143             137
Verizon Communications, Inc.
  4.900% due 9/15/15                                     225             219
                                                                    --------
                                                                         671
                                                                    --------

INVESTMENT BANKING & BROKERAGE--0.5%
BlackRock, Inc.
  6.250% due 9/15/17                                     300             309
Lehman Brothers Holdings, Inc.
  6.000% due 7/19/12                                     300             306
Merrill Lynch & Co., Inc.
  6.110% due 1/29/37                                     270             238
Merrill Lynch & Co., Inc. (Brazil)
  10.710% due 3/8/17                                     240(h)          124
Morgan Stanley 144A (Brazil)
  10.090% due 5/3/17(b)                                  600(h)          307
                                                                    --------
                                                                       1,284
                                                                    --------

LEISURE PRODUCTS--0.1%
Hasbro, Inc.
  6.300% due 9/15/17                                     200             205
                                                                    --------

MOVIES & ENTERTAINMENT--0.1%
Time Warner, Inc.
  6.875% due 5/1/12                                      200             211
                                                                    --------

MULTI-LINE INSURANCE--0.1%
Assurant, Inc.
  5.625% due 2/15/14                                     250             245
                                                                    --------

MULTI-UTILITIES--0.1%
Dominion Resources, Inc. Series D
  5.000% due 3/15/13(m)                                  175             171
                                                                    --------

OFFICE ELECTRONICS--0.1%
Xerox Corp.
  6.750% due 2/1/17                                      325             339
                                                                    --------

OFFICE REITS--0.1%
HRPT Properties Trust
  5.750% due 11/1/15                                     275             257
                                                                    --------

OFFICE SERVICES & SUPPLIES--0.1%
Pitney Bowes, Inc.
  4.750% due 5/15/18                                     375             349
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--0.0%
Helix Energy Solutions 144A
  9.500% due 1/15/16(b)                                   50              51
                                                                    --------

OIL & GAS EXPLORATION & PRODUCTION--0.3%
Apache Corp.
  6.000% due 1/15/37                                     365             362
Plains Exploration & Production Co.
  7.750% due 6/15/15                                     125             126
XTO Energy, Inc.
  6.250% due 8/1/17                                      190             199
                                                                    --------
                                                                         687
                                                                    --------


                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
OIL & GAS REFINING & MARKETING--0.1%
Tesoro Corp.
  6.500% due 6/1/17                                  $   255        $    254
                                                                    --------

OIL & GAS STORAGE & TRANSPORTATION--0.4%
Kinder Morgan Management Co. ULC
  5.700% due 1/5/16                                      725             660
NGPL PipeCo. LLC 144A
  6.514% due 12/15/12(b)                                 250             254
TEPPCO Partners LP
  7.625% due 2/15/12                                     130             143
                                                                    --------
                                                                       1,057
                                                                    --------

OTHER DIVERSIFIED FINANCIAL SERVICES--0.4%
General Electric Capital Corp.
  5.375% due 10/20/16                                    700             709
JPMorgan Chase & Co.
  5.250% due 5/1/15                                      250             244
                                                                    --------
                                                                         953
                                                                    --------

PAPER PRODUCTS--0.0%
Verso Paper Holdings LLC and
  Verso Paper, Inc. Series B
  8.661% due 8/1/14(c)                                    93              91
                                                                    --------

REGIONAL BANKS--0.4%
SunTrust Banks, Inc.
  5.250% due 11/5/12                                     150             151
Zions Bancorporation
  5.650% due 5/15/14                                   1,000             981
                                                                    --------
                                                                       1,132
                                                                    --------

SPECIALIZED REITS--0.1%
Host Hotels & Resorts LP
  6.875% due 11/1/14                                     200             200
Realty Income Corp.
  6.750% due 8/15/19                                     110             113
                                                                    --------
                                                                         313
                                                                    --------

TOBACCO--0.2%
Reynolds American, Inc.
  7.300% due 7/15/15                                     600             623
----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $25,963)                                             25,705
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--12.2%
Banc of America Alternative Loan
  Trust 06-9, A1
  6.000% due 1/25/37                                   1,219           1,202
Banc of America Funding Corp.
  05-8, 1A1
  5.500% due 1/25/36                                     584             578
Bear Stearns Adjustable Rate
  Mortgage Trust 05-12, 13A1
  5.444% due 2/25/36(c)                                  613             601
Bear Stearns Commercial Mortgage
  Securities 06-PW12, A4
  5.711% due 9/11/38(c)                                  720             744
Bear Stearns Commercial Mortgage
  Securities 07-PW18, AM
  6.084% due 6/11/50(c)                                  550             553


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
Citigroup Mortgage Loan Trust,
  Inc. 05-5, 2A3
  5.000% due 8/25/35                                 $   553        $    551
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  06-CD2, A4
  5.362% due 1/15/46(c)                                1,190           1,196
Countrywide Home Loan
  Mortgage Pass-Through Trust
  04-13, 1A1
  5.500% due 8/25/34                                     716             719
Credit Suisse First Boston
  Mortgage Securities Corp.
  05-12, 6A1
  6.000% due 1/25/36                                     962             953
Credit Suisse Mortgage Capital
  Certificates 06-C1, A4
  5.555% due 2/15/39(c)                                1,710           1,736
Crown Castle Towers LLC 05-1A,
  AFX 144A
  4.643% due 6/15/35(b)                                  800             800
DLJ Commercial Mortgage Corp.
  98-CF2, A1B
  6.240% due 11/12/31                                  2,651           2,664
First Horizon Asset Securities, Inc.
  05-AR1, 2A1
  5.012% due 4/25/35(c)                                  763             768
GMAC Mortgage Corp. Loan Trust
  05-HE2, A3
  4.622% due 11/25/35(c)                                 379             375
GS Mortgage Securities Corp. II
  05-GG4, AJ
  4.782% due 7/10/39                                     800             727
GS Mortgage Securities Corp. II
  99-C1, A2
  6.110% due 11/18/30(c)                               2,024           2,029
Harborview Net Interest Margin
  Corp. 06-12, N1 144A
  6.409% due 12/19/36(b)                                  58              57
IndyMac Index Mortgage Loan
  Trust 06-AR25, 3A1
  6.368% due 9/25/36(c)                                  612             613
JPMorgan Chase Commercial
  Mortgage Securities Corp.
  01-CIBC, A3
  6.260% due 3/15/33                                   1,123           1,165
JPMorgan Mortgage Acquisition
  Corp. 06-CW2, AF4
  6.337% due 8/25/36(c)                                  530             516
JPMorgan Mortgage Trust 05-S3,
  2A2
  5.500% due 1/25/21                                     655             659
Lehman Brothers - UBS
  Commercial Mortgage Trust
  06-C6, A4
  5.372% due 9/15/39                                     325             326
Lehman Brothers - UBS
  Commercial Mortgage Trust
  07-C2, A2
  5.303% due 2/15/40                                   1,230           1,234
Lehman Brothers - UBS
  Commercial Mortgage Trust
  07-C6, A2
  5.845% due 7/15/40                                     500             510


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
MASTR Resecuritization Trust
  05-1 144A
  5.000% due 10/28/34(b)                             $   334        $    317
Merrill Lynch Mortgage Trust
  06-C1, AM
  5.659% due 5/12/39(c)                                  700             705
Morgan Stanley Capital I 06-T23,
  A4
  5.811% due 8/12/41(c)                                  790             822
Residential Accredit Loans, Inc.
  06-QA1, A21
  5.966% due 1/25/36(c)                                1,243           1,239
Residential Funding Mortgage
  Securities I, Inc. 05-SA1, 2A
  4.856% due 3/25/35(c)                                  773             764
Structured Asset Securities Corp.
  03-32, 1A1
  5.210% due 11/25/33(c)                                 588             576
Timberstar Trust 06-1A, A 144A
  5.668% due 10/15/36(b)                                 675             655
Wells Fargo Mortgage Backed
  Securities Trust 04-EE, 2A3
  3.989% due 12/25/34(c)                                 561             555
Wells Fargo Mortgage Backed
  Securities Trust 05-14, 2A1
  5.500% due 12/25/35                                  1,325           1,296
Wells Fargo Mortgage Backed
  Securities Trust 05-5, 1A1
  5.000% due 5/25/20                                   1,176           1,158
Wells Fargo Mortgage Backed
  Securities Trust 05-AR10, 2A16
  4.109% due 6/25/35(c)                                1,000             970
Wells Fargo Mortgage Backed
  Securities Trust 05-AR16, 6A3
  5.000% due 10/25/35(c)                                 546             545
Wells Fargo Mortgage Backed
  Securities Trust 05-AR4, 2A1
  4.524% due 4/25/35(c)                                1,343           1,336
Wells Fargo Mortgage Backed
  Securities Trust 05-AR4, 2A2
  4.524% due 4/25/35(c)                                  202             200
Wells Fargo Mortgage Backed
  Securities Trust 07-AR3, A4
  6.067% due 4/25/37(c)                                  576             569
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $33,074)                                             32,983
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--0.9%

AUSTRALIA--0.1%
Commonwealth of Australia
  Series 909
  7.500% due 9/15/09                                     350(g)          310
                                                                    --------

BRAZIL--0.1%
Federative Republic of Brazil
  11.000% due 8/17/40                                    165             221
                                                                    --------

CANADA--0.1%
Commonwealth of Canada
  4.250% due 9/1/09                                      295(i)          301
                                                                    --------

GERMANY--0.0%
Federal Republic of Germany 144A
  3.250% due 4/17/09(b)                                   55(j)           80
                                                                    --------


                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
NORWAY--0.1%
Kingdom of Norway
  5.500% due 5/15/09                                   1,900(k)     $    354
                                                                    --------

PHILIPPINES--0.1%
Republic of Philippines
  10.625% due 3/16/25                                $    70             101
  7.750% due 1/14/31                                     120             139
                                                                    --------
                                                                         240
                                                                    --------

RUSSIA--0.1%
Russian Federation RegS
  7.500% due 3/31/30(c) (e)                              297             339
                                                                    --------

SWEDEN--0.1%
Kingdom of Sweden Series 1043
  5.000% due 1/28/09                                     980(l)          153
                                                                    --------

TRINIDAD AND TOBAGO--0.0%
Republic of Trinidad and Tobago
  RegS
  9.875% due 10/1/09(e)                                  115             126
                                                                    --------

TURKEY--0.1%
Republic of Turkey
  7.000% due 6/5/20                                      190             198
                                                                    --------

UKRAINE--0.1%
Republic of Ukraine 144A
  6.580% due 11/21/16(b)                                 275             270
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $2,357)                                               2,592
----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(d)--3.6%

ARUBA--0.1%
UFJ Finance AEC
  6.750% due 7/15/13                                     275             299
                                                                    --------

AUSTRALIA--0.3%
United Energy Distribution Holdings
  Property Ltd. 144A
  5.450% due 4/15/16(b)                                  500             512
Westfield Capital Corp.
  Ltd./Westfield Finance
  Authority 144A
  5.125% due 11/15/14(b)                                 355             332
                                                                    --------
                                                                         844
                                                                    --------

BRAZIL--0.2%
GTL Trade Finance, Inc. 144A
  7.250% due 10/20/17(b)                                 143             145
Vale Overseas Ltd.
  6.250% due 1/11/16                                     230             231
  6.250% due 1/23/17                                     115             115
                                                                    --------
                                                                         491
                                                                    --------

CANADA--0.3%
Catalyst Paper Corp.
  7.375% due 3/1/14                                      180             137
EnCana Corp.
  5.900% due 12/1/17                                     135             138


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
CANADA--CONTINUED
European Investment Bank 144A
  4.600% due 1/30/37(b)                                  325(i)     $    322
Xstrata Canada Corp.
  5.500% due 6/15/17                                 $   260             252
                                                                    --------
                                                                         849
                                                                    --------

CHILE--0.3%
Banco Santander Chile 144A
  5.375% due 12/9/14(b)                                  300             300
Petropower I Funding Trust 144A
  7.360% due 2/15/14(b)                                  418             418
                                                                    --------
                                                                         718
                                                                    --------

GERMANY--0.4%
Deutsche Bank AG NY Series GS
  4.079% due 3/22/12(c)                                1,000             999
                                                                    --------

KAZAKHSTAN--0.1%
Kazkommerts International BV
  144A
  7.000% due 11/3/09(b)                                  175             165
                                                                    --------

LUXEMBOURG--0.0%
Tyco Electronic Group SA 144A
  6.000% due 10/1/12(b)                                  100             103
                                                                    --------

MEXICO--0.0%
Vitro S.A.B. de C.V.
  8.625% due 2/1/12                                       55              52
                                                                    --------

PHILIPPINES--0.1%
National Power Corp.
  9.625% due 5/15/28                                     230             279
                                                                    --------

RUSSIA--0.3%
Gazprom OAO (Gaz Capital SA)
  144A(b)
  6.212% due 11/22/16                                    230             220
  6.510% due 3/7/22                                      125             119
OJSC AK Transneft
  (TransCapitalInvest Ltd.) 144A
  5.670% due 3/5/14(b)                                   310             297
TNK-BP Finance SA RegS
  6.125% due 3/20/12(e)                                  300             288
                                                                    --------
                                                                         924
                                                                    --------

SINGAPORE--0.2%
DBS Bank Ltd. 144A
  5.000% due 11/15/19(b) (c)                             525             495
                                                                    --------

SOUTH KOREA--0.1%
Export-Import Bank of Korea
  5.500% due 10/17/12                                    250             251
                                                                    --------

SWITZERLAND--0.1%
Petroplus Finance Ltd. 144A
  6.750% due 5/1/14(b)                                   150             140
                                                                    --------

TURKEY--0.1%
Bosphorus Financial Services Ltd.
  144A
  6.669% due 2/15/12(b) (c)                              400             396
                                                                    --------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
UNITED ARAB EMIRATES--0.2%
Abu Dhabi National Energy Co.
  144A(b)
  5.620% due 10/25/12                                $   180        $    183
  5.875% due 10/27/16                                    305             298
                                                                    --------
                                                                         481
                                                                    --------

UNITED KINGDOM--0.6%
Diageo Capital plc
  5.500% due 9/30/16                                     250             248
HBOS plc 144A
  5.375% due 11/29/49(b) (c)                           1,000             912
Tate & Lyle International Finance
  plc 144A
  6.625% due 6/15/16(b)                                  275             292
Vodafone Group plc
  5.000% due 9/15/15                                     150             145
  6.150% due 2/27/37                                     145             143
                                                                    --------
                                                                       1,740
                                                                    --------

UNITED STATES--0.1%
Nova Chemicals Corp.
  7.863% due 11/15/13(c)                                 195             183
                                                                    --------

VENEZUELA--0.1%
Petroleos de Venezuela S.A. RegS
  5.250% due 4/12/17(e)                                  375             267
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $9,865)                                               9,676
----------------------------------------------------------------------------

DOMESTIC LOAN AGREEMENTS(c)--1.2%

ADVERTISING--0.0%
Lamar Media Corp. Tranche F
  6.646% due 3/31/14                                      40              40
                                                                    --------

ALTERNATIVE CARRIERS--0.0%
Level 3 Communications, Inc.
  Tranche B
  7.493% due 3/13/14                                      18              17
                                                                    --------

AUTOMOBILE MANUFACTURERS--0.1%
Ford Motor Co. Tranche B
  8.000% due 12/15/13                                    298             277
                                                                    --------

AUTOMOTIVE RETAIL--0.1%
Hertz Corp. Letter of Credit
  7.110% due 12/21/12                                     45              44
Hertz Corp. Tranche B
  7.110% due 12/21/12                                    254             249
                                                                    --------
                                                                         293
                                                                    --------

BROADCASTING & CABLE TV--0.1%
Charter Communications Operating
  LLC Tranche B
  7.060% due 3/6/14                                      275             257
                                                                    --------

DATA PROCESSING & OUTSOURCED SERVICES--0.1%
First Data Corp. Tranche B3
  7.710% due 9/24/14                                     400             381
                                                                    --------

DIVERSIFIED METALS & MINING--0.1%
Compass Minerals Group, Inc.
  Tranche B
  6.687% due 12/22/12                                    171             167
                                                                    --------


                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
ELECTRIC UTILITIES--0.0%
Energy Future Holdings Tranche B2
  8.645% due 10/10/14                                $    73        $     72
                                                                    --------

ENVIRONMENTAL & FACILITIES SERVICES--0.1%
Allied Waste North America, Inc.
  Letter of Credit A
  6.621% due 3/28/14                                     131             126
Allied Waste North America, Inc.
  Tranche B
  6.390% due 3/28/14                                     220             211
                                                                    --------
                                                                         337
                                                                    --------

HEALTH CARE FACILITIES--0.0%
Health Management Associates, Inc.
  Tranche B
  6.800% due 2/28/14                                      40              37
                                                                    --------

HOUSEWARES & SPECIALTIES--0.1%
Yankee Candle Co., Inc. Tranche B
  8.891% due 2/6/14                                      200             188
                                                                    --------

OIL & GAS DRILLING--0.0%
Hercules Offshore, Inc. Tranche
  7.110% due 7/11/13                                      60              58
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--0.0%
Helix Energy Solutions Group, Inc.
  Tranche
  8.360% due 7/1/13                                       67              64
                                                                    --------

PAPER PRODUCTS--0.1%
Georgia-Pacific Corp. Tranche B1
  7.150% due 12/20/12                                    299             286
                                                                    --------

PUBLISHING--0.1%
Idearc, Inc. Tranche B
  7.360% due 11/17/14                                    299             286
                                                                    --------

RESTAURANTS--0.1%
Burger King Corp. Tranche B1
  6.750% due 6/30/12                                     121             119
                                                                    --------

SPECIALIZED FINANCE--0.1%
Solar Capital Corp. Tranche US
  8.818% due 2/28/14                                     299             290
                                                                    --------

WIRELESS TELECOMMUNICATION SERVICES--0.1%
ALLTEL Communications, Inc.
  Tranche B3
  9.029% due 5/15/15                                     160             154
----------------------------------------------------------------------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $3,409)                                               3,323
----------------------------------------------------------------------------

FOREIGN LOAN AGREEMENTS(c)--0.0%

UNITED STATES--0.0%
Bausch & Lomb, Inc. Tranche
  8.127% due 10/26/15                                     24(j)           35
----------------------------------------------------------------------------
TOTAL FOREIGN LOAN AGREEMENTS
(IDENTIFIED COST $34)                                                     35
----------------------------------------------------------------------------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--56.8%

AEROSPACE & DEFENSE--3.0%
Boeing Co. (The)                                      20,100        $  1,758
General Dynamics Corp.                                 4,700             418
Honeywell International,
  Inc.                                                16,700           1,028
Lockheed Martin Corp.                                 12,900           1,358
Northrop Grumman Corp.                                 8,000             629
Raytheon Co.                                           8,900             540
United Technologies Corp.                             30,700           2,350
                                                                    --------
                                                                       8,081
                                                                    --------

AIR FREIGHT & LOGISTICS--0.1%
United Parcel Service, Inc.
  Class B                                              5,100             361
                                                                    --------

AIRLINES--0.1%
AMR Corp.(f)                                          10,500             147
Continental Airlines, Inc.
  Class B(f)                                           3,600              80
                                                                    --------
                                                                         227
                                                                    --------

APPAREL RETAIL--0.3%
Aeropostale, Inc.(f)                                   6,650             177
Gap, Inc. (The)                                       23,600             502
Men's Wearhouse, Inc.
  (The)                                                4,300             116
                                                                    --------
                                                                         795
                                                                    --------

APPAREL, ACCESSORIES & LUXURY GOODS--0.1%
VF Corp.                                               5,000             343
                                                                    --------

APPLICATION SOFTWARE--0.1%
Aspen Technology, Inc.(f)                             16,800             273
                                                                    --------

ASSET MANAGEMENT & CUSTODY BANKS--2.0%
Ameriprise Financial, Inc.                             4,000             221
Bank of New York Mellon Corp.
  (The)                                               25,157           1,227
Federated Investors, Inc.
  Class B                                              8,600             354
Franklin Resources, Inc.                               5,000             572
Legg Mason, Inc.                                       6,400             468
Northern Trust Corp.                                  10,500             804
SEI Investments Co.                                   12,600             405
State Street Corp.                                    15,100           1,226
                                                                    --------
                                                                       5,277
                                                                    --------

AUTO PARTS & EQUIPMENT--0.2%
American Axle & Manufacturing
  Holdings, Inc.                                       5,300              99
Lear Corp.(f)                                         17,300             478
                                                                    --------
                                                                         577
                                                                    --------

AUTOMOBILE MANUFACTURERS--0.1%
Thor Industries, Inc.                                  4,800             183
                                                                    --------

BIOTECHNOLOGY--0.4%
Cephalon, Inc.(f)                                      2,000             144
OSI Pharmaceuticals, Inc.(f)                          17,800             863
                                                                    --------
                                                                       1,007
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
BREWERS--0.4%
Anheuser-Busch Cos., Inc.                             20,300        $  1,063
                                                                    --------

BROADCASTING & CABLE TV--0.4%
CBS Corp. Class B                                     35,310             962
                                                                    --------

BUILDING PRODUCTS--0.1%
Masco Corp.                                           15,600             337
                                                                    --------

COAL & CONSUMABLE FUELS--0.2%
Massey Energy Co.                                     18,400             658
                                                                    --------

COMMERCIAL PRINTING--0.2%
RR Donnelley & Sons Co.                               12,700             479
                                                                    --------

COMMUNICATIONS EQUIPMENT--1.0%
Cisco Systems, Inc.(f)                               101,700           2,753
                                                                    --------

COMPUTER & ELECTRONICS RETAIL--0.1%
RadioShack Corp.                                      11,900             201
                                                                    --------

COMPUTER HARDWARE--2.3%
Hewlett-Packard Co.                                   52,650           2,658
International Business Machines
  Corp.                                               32,300           3,491
NCR Corp.(f)                                           3,100              78
                                                                    --------
                                                                       6,227
                                                                    --------

COMPUTER STORAGE & PERIPHERALS--0.3%
Emulex Corp.(f)                                       18,400             300
Network Appliance, Inc.(f)                            10,100             252
QLogic Corp.(f)                                       10,100             144
                                                                    --------
                                                                         696
                                                                    --------

CONSTRUCTION & ENGINEERING--0.0%
Perini Corp.(f)                                        1,700              70
                                                                    --------

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.4%
AGCO Corp.(f)                                          7,200             489
Cummins, Inc.                                          1,200             153
Toro Co. (The)                                         6,700             365
                                                                    --------
                                                                       1,007
                                                                    --------

DATA PROCESSING & OUTSOURCED SERVICES--0.8%
Automatic Data Processing,
  Inc.                                                15,000             668
Computer Sciences Corp.(f)                             7,900             391
Electronic Data Systems
  Corp.                                               23,300             483
Fiserv, Inc.(f)                                       13,200             732
                                                                    --------
                                                                       2,274
                                                                    --------

DIVERSIFIED BANKS--0.7%
Comerica, Inc.                                         6,100             266
Wells Fargo & Co.                                     55,400           1,672
                                                                    --------
                                                                       1,938
                                                                    --------

DIVERSIFIED CHEMICALS--0.5%
Dow Chemical Co. (The)                                12,700             501
du Pont (E.I.) de Nemours &
  Co.                                                 20,200             890
                                                                    --------
                                                                       1,391
                                                                    --------


                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--0.2%
Dun & Bradstreet Corp.                                 4,500        $    399
                                                                    --------

DIVERSIFIED METALS & MINING--0.3%
Freeport-McMoRan Copper &
  Gold, Inc. (Indonesia)(d)                            2,800             287
Southern Copper Corp.                                  4,300             452
                                                                    --------
                                                                         739
                                                                    --------

ELECTRIC UTILITIES--0.7%
FirstEnergy Corp.                                     26,200           1,895
                                                                    --------

ELECTRICAL COMPONENTS & EQUIPMENT--0.6%
Emerson Electric Co.                                  27,600           1,564
GrafTech International
  Ltd.(f)                                              6,100             108
                                                                    --------
                                                                       1,672
                                                                    --------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.3%
Agilent Technologies, Inc.(f)                         18,300             672
                                                                    --------

ELECTRONIC MANUFACTURING SERVICES--0.2%
Tyco Electronics Ltd.                                 15,500             576
                                                                    --------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.0%
Terra Industries, Inc.(f)                              2,400             115
                                                                    --------

FOOD RETAIL--0.3%
Kroger Co. (The)                                      17,500             467
SUPERVALU, Inc.                                        6,500             244
                                                                    --------
                                                                         711
                                                                    --------

FOOTWEAR--0.4%
NIKE, Inc. Class B                                    14,900             957
                                                                    --------

GENERAL MERCHANDISE STORES--0.1%
Big Lots, Inc.(f)                                     10,700             171
Family Dollar Stores, Inc.                            10,100             194
                                                                    --------
                                                                         365
                                                                    --------

HEALTH CARE DISTRIBUTORS--0.6%
Cardinal Health, Inc.                                 12,100             699
McKesson Corp.                                        15,500           1,015
                                                                    --------
                                                                       1,714
                                                                    --------

HEALTH CARE EQUIPMENT--0.3%
Baxter International, Inc.                            15,100             877
                                                                    --------

HEALTH CARE SERVICES--0.1%
Medco Health Solutions,
  Inc.(f)                                              3,800             385
                                                                    --------

HOME IMPROVEMENT RETAIL--0.4%
Sherwin-Williams Co.
  (The)                                               17,000             987
                                                                    --------

HOUSEHOLD APPLIANCES--0.2%
Stanley Works (The)                                    5,700             276
Whirlpool Corp.                                        3,100             253
                                                                    --------
                                                                         529
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------

HOUSEHOLD PRODUCTS--0.7%
Clorox Co. (The)                                      14,300        $    932
Kimberly-Clark Corp.                                   5,500             381
Procter & Gamble Co.
  (The)                                                8,700             639
                                                                    --------
                                                                       1,952
                                                                    --------

HOUSEWARES & SPECIALTIES--0.2%
American Greetings Corp.
  Class A                                              6,000             122
Newell Rubbermaid, Inc.                               12,600             326
                                                                    --------
                                                                         448
                                                                    --------

HYPERMARKETS & SUPER CENTERS--0.4%
BJ's Wholesale Club, Inc.(f)                           8,200             277
Wal-Mart Stores, Inc.                                 17,900             851
                                                                    --------
                                                                       1,128
                                                                    --------

INDUSTRIAL CONGLOMERATES--0.5%
Teleflex, Inc.                                         3,400             215
Tyco International Ltd.                               28,000           1,110
                                                                    --------
                                                                       1,325
                                                                    --------

INDUSTRIAL MACHINERY--0.9%
Dover Corp.                                            3,900             180
Eaton Corp.                                           13,200           1,280
Gardner Denver, Inc.(f)                                5,000             165
Parker Hannifin Corp.                                  8,950             674
                                                                    --------
                                                                       2,299
                                                                    --------

INSURANCE BROKERS--0.2%
AON Corp.                                             11,300             539
                                                                    --------

INTEGRATED OIL & GAS--5.3%
Chevron Corp.                                         14,200           1,325
ConocoPhillips                                        19,100           1,687
Exxon Mobil Corp.                                     75,800           7,102
Marathon Oil Corp.                                     8,500             517
Occidental Petroleum
  Corp.                                               49,400           3,803
                                                                    --------
                                                                      14,434
                                                                    --------

INTEGRATED TELECOMMUNICATION SERVICES--2.2%
AT&T, Inc.                                           100,457           4,175
Qwest Communications
  International, Inc.(f)                              39,600             277
Verizon Communications,
  Inc.                                                21,100             922
Windstream Corp.                                      47,600             620
                                                                    --------
                                                                       5,994
                                                                    --------

INTERNET RETAIL--0.2%
Expedia, Inc.(f)                                       4,700             148
IAC/InterActiveCorp.(f)                                9,500             256
                                                                    --------
                                                                         404
                                                                    --------

INTERNET SOFTWARE & SERVICES--0.4%
eBay, Inc.(f)                                         30,300           1,006
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
INVESTMENT BANKING & BROKERAGE--0.7%
Charles Schwab Corp.
  (The)                                               15,400        $    394
Goldman Sachs Group, Inc.
  (The)                                                5,600           1,204
TD Ameritrade Holding
  Corp.(f)                                            16,700             335
                                                                    --------
                                                                       1,933
                                                                    --------

LEISURE PRODUCTS--0.0%
Hasbro, Inc.                                           5,000             128
                                                                    --------

LIFE & HEALTH INSURANCE--2.3%
AFLAC, Inc.                                           11,900             745
Lincoln National Corp.                                15,100             879
MetLife, Inc.                                         33,500           2,064
Principal Financial Group,
  Inc. (The)                                          13,200             909
Prudential Financial, Inc.                            15,300           1,424
StanCorp Financial Group,
  Inc.                                                 2,800             141
Unum Group                                             4,900             117
                                                                    --------
                                                                       6,279
                                                                    --------

LIFE SCIENCES TOOLS & SERVICES--0.1%
Invitrogen Corp.(f)                                    3,800             355
                                                                    --------

MANAGED HEALTH CARE--1.7%
Aetna, Inc.                                           18,400           1,062
CIGNA Corp.                                           11,900             639
Coventry Health Care,
  Inc.(f)                                              2,900             172
UnitedHealth Group, Inc.                              29,650           1,726
WellPoint, Inc.(f)                                    11,900           1,044
                                                                    --------
                                                                       4,643
                                                                    --------

METAL & GLASS CONTAINERS--0.1%
Ball Corp.                                             3,200             144
Owens-Illinois, Inc.(f)                                4,500             223
                                                                    --------
                                                                         367
                                                                    --------

MORTGAGE REITS--0.3%
Annaly Capital Management,
  Inc.                                                39,900             725
CapitalSource, Inc.                                    5,200              92
                                                                    --------
                                                                         817
                                                                    --------

MOVIES & ENTERTAINMENT--1.6%
Time Warner, Inc.                                     76,200           1,258
Viacom, Inc. Class B(f)                               34,400           1,511
Walt Disney Co. (The)                                 52,100           1,682
                                                                    --------
                                                                       4,451
                                                                    --------

MULTI-LINE INSURANCE--1.1%
American International Group,
  Inc.                                                45,700           2,664
Hartford Financial Services Group,
  Inc. (The)                                           2,500             218
                                                                    --------
                                                                       2,882
                                                                    --------


                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
MULTI-UTILITIES--0.5%
Public Service Enterprise Group,
  Inc.                                                13,500        $  1,326
                                                                    --------

OFFICE ELECTRONICS--0.0%
Xerox Corp.                                            7,500             121
                                                                    --------

OIL & GAS DRILLING--0.5%
ENSCO International, Inc.                              3,200             191
Transocean, Inc.                                       7,500           1,073
                                                                    --------
                                                                       1,264
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--0.7%
Dresser-Rand Group, Inc.(f)                            6,800             266
National Oilwell Varco,
  Inc.(f)                                             15,300           1,124
Tidewater, Inc.                                        7,200             395
                                                                    --------
                                                                       1,785
                                                                    --------

OIL & GAS EXPLORATION & PRODUCTION--0.2%
Devon Energy Corp.                                     1,500             133
Noble Energy, Inc.                                     1,800             143
W&T Offshore, Inc.                                    10,700             321
                                                                    --------
                                                                         597
                                                                    --------

OIL & GAS REFINING & MARKETING--0.3%
Holly Corp.                                            3,300             168
Valero Energy Corp.                                    8,400             588
                                                                    --------
                                                                         756
                                                                    --------

OTHER DIVERSIFIED FINANCIAL SERVICES--2.9%
Bank of America Corp.                                 93,600           3,862
Citigroup, Inc.                                        9,600             283
JPMorgan Chase & Co.                                  84,800           3,701
                                                                    --------
                                                                       7,846
                                                                    --------

PACKAGED FOODS & MEATS--0.2%
General Mills, Inc.                                    9,600             547
                                                                    --------

PAPER PACKAGING--0.1%
Packaging Corporation of
  America                                             13,100             369
                                                                    --------

PERSONAL PRODUCTS--0.2%
NBTY, Inc.(f)                                         17,800             488
                                                                    --------

PHARMACEUTICALS--4.0%
Abbott Laboratories                                    7,000             393
Bristol-Myers Squibb Co.                              13,300             353
Endo Pharmaceuticals
  Holdings, Inc.(f)                                    8,300             221
Forest Laboratories, Inc.(f)                          13,200             481
Johnson & Johnson                                     52,100           3,475
Merck & Co., Inc.                                     52,300           3,039
Pfizer, Inc.                                         115,900           2,634
Wyeth                                                  8,000             354
                                                                    --------
                                                                      10,950
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
PHOTOGRAPHIC PRODUCTS--0.1%
Eastman Kodak Co.                                      9,700        $    212
                                                                    --------

PROPERTY & CASUALTY INSURANCE--0.8%
Chubb Corp. (The)                                      5,900             322
Cincinnati Financial Corp.                             5,400             214
Philadelphia Consolidated
  Holding Co.(f)                                       3,200             126
Travelers Cos., Inc. (The)                            27,400           1,474
                                                                    --------
                                                                       2,136
                                                                    --------

RAILROADS--0.1%
Norfolk Southern Corp.                                 7,100             358
                                                                    --------

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
Jones Lang LaSalle, Inc.                               1,000              71
                                                                    --------

REGIONAL BANKS--0.3%
Bank of Hawaii Corp.                                   1,900              97
KeyCorp                                               12,200             286
Regions Financial Corp.                               14,500             343
SunTrust Banks, Inc.                                   3,100             194
                                                                    --------
                                                                         920
                                                                    --------

RESTAURANTS--1.1%
McDonald's Corp.                                      36,000           2,121
Yum! Brands, Inc.                                     22,900             876
                                                                    --------
                                                                       2,997
                                                                    --------

SEMICONDUCTOR EQUIPMENT--0.6%
Applied Materials, Inc.                               43,400             771
Lam Research Corp.(f)                                  4,600             199
MEMC Electronic Materials,
  Inc.(f)                                              3,600             319
Novellus Systems, Inc.(f)                             13,000             358
                                                                    --------
                                                                       1,647
                                                                    --------

SEMICONDUCTORS--1.2%
Amkor Technology, Inc.(f)                             15,400             131
Integrated Device Technology,
  Inc.(f)                                             21,800             246
Intel Corp.                                           48,000           1,280
NVIDIA Corp.(f)                                       16,950             577
Texas Instruments, Inc.                               29,300             979
                                                                    --------
                                                                       3,213
                                                                    --------

SOFT DRINKS--0.9%
Coca-Cola Co. (The)                                   22,500           1,381
Pepsi Bottling Group, Inc.
  (The)                                               28,900           1,140
                                                                    --------
                                                                       2,521
                                                                    --------

SPECIALIZED REITS--0.2%
FelCor Lodging Trust, Inc.                            14,600             228
Host Hotels & Resorts,
  Inc.                                                12,300             209
                                                                    --------
                                                                         437
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
SPECIALTY CHEMICALS--0.1%
H.B. Fuller Co.                                        7,800        $    175
                                                                    --------

STEEL--0.2%
AK Steel Holding Corp.(f)                             11,000             509
                                                                    --------

SYSTEMS SOFTWARE--3.0%
BMC Software, Inc.(f)                                  8,800             314
McAfee, Inc.(f)                                        4,100             154
Microsoft Corp.                                      147,700           5,258
Oracle Corp.(f)                                       75,800           1,711
Symantec Corp.(f)                                     39,200             633
                                                                    --------
                                                                       8,070
                                                                    --------

TECHNOLOGY DISTRIBUTORS--0.0%
Arrow Electronics, Inc.(f)                             2,600             102
                                                                    --------

TOBACCO--1.0%
Altria Group, Inc.                                    15,060           1,138
Loews Corp. - Carolina
  Group                                               14,500           1,237
Reynolds American, Inc.                                2,400             158
Universal Corp.                                        4,700             241
                                                                    --------
                                                                       2,774
                                                                    --------

WIRELESS TELECOMMUNICATION SERVICES--0.2%
Sprint Nextel Corp.                                   40,900             537
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $125,883)                                           153,885
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(d)--0.6%

COMPUTER STORAGE & PERIPHERALS--0.1%
Seagate Technology
  (Singapore)                                         15,100             385
                                                                    --------

INDUSTRIAL MACHINERY--0.1%
Ingersoll-Rand Co., Ltd.
  Class A (United States)                              3,400             158
                                                                    --------

IT CONSULTING & OTHER SERVICES--0.3%
Accenture Ltd. Class A
  (United States)                                     23,300             840
                                                                    --------

PROPERTY & CASUALTY INSURANCE--0.1%
XL Capital Ltd. Class A
  (United States)                                      6,600             332
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,980)                                               1,715
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.5%
(IDENTIFIED COST $239,195)                                           266,656
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.3%

MONEY MARKET MUTUAL FUNDS--0.1%
State Street Navigator Prime Plus
  (4.88% seven-day effective
  yield)(n)                                              174             174
                                                                    --------



                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
COMMERCIAL PAPER(o)--1.2%
Eaton Corp.
  4.250% due 1/2/08                                  $ 2,420        $  2,420
Archer-Daniels-Midland Co.
  4.380% due 1/31/08                                   1,000             996
                                                                    --------
                                                                       3,416
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $3,590)                                               3,590
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $242,785)                                           270,246(a)

Other assets and liabilities, net--0.2%                                  407
                                                                    --------
NET ASSETS--100.0%                                                  $270,653
                                                                    ========




(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,305 and gross depreciation of $7,128 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $243,069.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $13,178 (reported in 000's) or 4.9% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f) Non-income producing.
(g) Par value represents Australian Dollar.
(h) Par value represents Brazilian Real.
(i) Par value represents Canadian Dollar.
(j) Par value represents Euro.
(k) Par value represents Norwegian Krone.
(l) Par value represents Swedish Krona.
(m) All or a portion of security is on loan.
(n) Represents security purchased with cash collateral received for securities on loan.
(o) The rate shown is the discount rate.


                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
FOREIGN COMMON STOCKS(b)--94.5%

ARGENTINA--2.0%
Tenaris S.A. ADR (Oil & Gas
  Equipment & Services)                              227,500        $ 10,176
                                                                    --------

BELGIUM--3.5%
Belgacom SA (Integrated
  Telecommunication
  Services)                                          351,000          17,294
                                                                    --------

BRAZIL--4.3%
Petroleo Brasileiro S.A. ADR
  (Integrated Oil & Gas)                             224,900          21,640
                                                                    --------

FRANCE--1.3%
PSA Peugeot Citroen
  SA (Automobile
  Manufacturers)(c)                                   88,300           6,691
                                                                    --------

GERMANY--12.3%
adidas AG (Apparel, Accessories
  & Luxury Goods)                                    148,100          11,012
Commerzbank AG (Diversified
  Banks)                                             260,900           9,926
Deutsche Post AG Registered
  Shares (Air Freight &
  Logistics)                                         189,100           6,493
Deutsche Postbank AG
  (Diversified Banks)                                144,800          12,883
E.ON AG (Electric Utilities)                         100,300          21,323
                                                                    --------
                                                                      61,637
                                                                    --------

HONG KONG--5.3%
CLP Holdings Ltd. (Electric
  Utilities)                                       1,485,000          10,089
Swire Pacific Ltd. Class B
  (Multi-Sector Holdings)                          6,305,000          16,658
                                                                    --------
                                                                      26,747
                                                                    --------

INDIA--1.0%
ICICI Bank Ltd. Sponsored
  ADR (Diversified Banks)                             82,700           5,086
                                                                    --------

ITALY--5.5%
ENI S.p.A. (Integrated Oil &
  Gas)                                               405,600          14,803
Intesa Sanpaolo S.p.A.
  (Diversified Banks)                              1,618,000          12,733
                                                                    --------
                                                                      27,536
                                                                    --------

JAPAN--16.8%
Bank of Kyoto Ltd. (The)
  (Regional Banks)(c)                                372,000           4,401
Canon, Inc.
  (Office Electronics)                               299,250          13,696
Daito Trust Construction Co.
  Ltd. (Homebuilding)                                288,500          15,828


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
JAPAN--CONTINUED
Mitsubishi UFJ Financial
  Group, Inc. (Diversified
  Banks)                                           1,036,900        $  9,778
ORIX Corp. (Consumer
  Finance)                                            47,800           8,039
Seven and I Holdings Co.,
  Ltd. (Food Retail)                                 267,000           7,757
Takeda Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                             214,600          12,537
Toyota Motor Corp.
  (Automobile
  Manufacturers)                                     229,300          12,212
                                                                    --------
                                                                      84,248
                                                                    --------

MEXICO--2.4%
Grupo Aeroportuario del
  Sureste S.A. de C.V. ADR
  (Airport Services)                                 194,500          11,907
                                                                    --------

NETHERLANDS--1.5%
Koninklijke Philips
  Electronics N.V.
  (Industrial
  Conglomerates)                                     176,700           7,572
                                                                    --------

PORTUGAL--2.5%
Portugal Telecom SGPS S.A.
  (Integrated Telecommunication
  Services)                                          949,000          12,447
                                                                    --------

SINGAPORE--2.4%
Oversea-Chinese Banking
  Corp., Ltd. (Diversified
  Banks)                                           2,127,800          12,127
                                                                    --------

SPAIN--2.0%
Corporacion Mapfre SA
  (Multi-line Insurance)                           2,246,600           9,857
                                                                    --------

SWEDEN--3.9%
Nordea Bank AB (Diversified
  Banks)                                             613,200          10,276
Telefonaktiebolaget LM
  Ericsson Class B
  (Communications
  Equipment)                                       3,888,700           9,102
                                                                    --------
                                                                      19,378
                                                                    --------

SWITZERLAND--5.6%
Nestle S.A. Registered Shares
  (Packaged Foods &
  Meats)                                              17,675           8,116
Zurich Financial Services AG
  Registered Shares (Multi-line
  Insurance)                                          68,050          19,972
                                                                    --------
                                                                      28,088
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
TAIWAN--2.5%
Taiwan Semiconductor
  Manufacturing Co., Ltd.
  Sponsored ADR
  (Semiconductors)                                 1,269,432        $ 12,644
                                                                    --------

UNITED KINGDOM--19.7%
AstraZeneca plc
  (Pharmaceuticals)                                  219,500           9,448
British American Tobacco
  plc (Tobacco)                                      248,400           9,711
Centrica plc
  (Multi-Utilities)                                2,017,500          14,371
Morrison (WM)
  Supermarkets plc
  (Food Retail)                                    1,267,600           8,099
Premier Foods plc
  (Packaged Foods &
  Meats)                                           3,512,100          14,348
Resolution plc (Life &
  Health Insurance)                                  695,300           9,842
Vodafone Group plc
  (Wireless
  Telecommunication
  Services)                                        4,116,430          15,453
Weir Group plc (The)
  (Industrial Machinery)                             621,200           9,986
Wolseley plc (Trading
  Companies &
  Distributors)                                      524,300           7,708
                                                                    --------
                                                                      98,966
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $367,739)                                           474,041
----------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS(b)--2.9%

SOUTH KOREA--2.9%
Samsung Electronics Co.,
  Ltd. Pfd. 1.10%
  (Semiconductors)                                    32,300          14,655
----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $11,881)                                             14,655
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.4%
(IDENTIFIED COST $379,620)                                           488,696
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--3.2%

MONEY MARKET MUTUAL FUNDS--0.3%
State Street Navigator
  Prime Plus (4.88%
  seven-day effective
  yield)(d)                                        1,385,870           1,386
                                                                    --------


                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
COMMERCIAL PAPER(e)--2.9%
Nicor, Inc.
  4.000% due 1/2/08                                  $ 3,845        $  3,844
Praxair, Inc.
  3.600% due 1/2/08                                   10,985          10,984
                                                                    --------
                                                                      14,828
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $16,214)                                             16,214
----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $395,834)                                           504,910(a)

Other assets and liabilities, net--(0.6)%                             (2,997)
                                                                    --------
NET ASSETS--100.0%                                                  $501,913
                                                                    ========




(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $123,054 and gross depreciation of $14,936 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $396,792.
(b) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(c) All or a portion of security is on loan.
(d) Represents security purchased with cash collateral received for securities on loan.
(e) The rate shown is the discount rate.


                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--94.8%

AEROSPACE & DEFENSE--2.7%
BE Aerospace, Inc.(b)                                 14,880         $   787
Esterline Technologies
  Corp.(b)                                            13,690             709
                                                                     -------
                                                                       1,496
                                                                     -------

AIR FREIGHT & LOGISTICS--0.2%
Pacer International, Inc.                              6,500              95
                                                                     -------

AIRLINES--0.5%
AirTran Holdings, Inc.(b)                             42,270             303
                                                                     -------

ALTERNATIVE CARRIERS--0.5%
Time Warner Telecom, Inc.
  Class A(b)                                          13,275             269
                                                                     -------

APPAREL RETAIL--1.6%
AnnTaylor Stores Corp.(b)                             12,070             309
Bebe Stores, Inc.                                     26,850             345
DSW, Inc. Class A(b)                                  11,740             220
                                                                     -------
                                                                         874
                                                                     -------

APPAREL, ACCESSORIES & LUXURY GOODS--1.3%
Carter's, Inc.(b)                                     16,915             327
Phillips-Van Heusen Corp.                             10,730             396
                                                                     -------
                                                                         723
                                                                     -------

APPLICATION SOFTWARE--5.8%
ANSYS, Inc.(b)                                        20,220             838
Concur Technologies,
  Inc.(b)                                             12,670             459
Solera Holdings, Inc.(b)                              32,725             811
Synchronoss Technologies,
  Inc.(b)                                             15,240             540
Taleo Corp. Class A(b)                                11,265             335
TIBCO Software, Inc.(b)                               32,065             259
                                                                     -------
                                                                       3,242
                                                                     -------

ASSET MANAGEMENT & CUSTODY BANKS--0.8%
American Capital Strategies
  Ltd.                                                 2,985              98
Cohen & Steers, Inc.                                  10,875             326
                                                                     -------
                                                                         424
                                                                     -------

AUTO PARTS & EQUIPMENT--0.6%
Tenneco, Inc.(b)                                      13,530             353
                                                                     -------

BIOTECHNOLOGY--7.6%
Acorda Therapeutics, Inc.(b)                          23,030             506
BioMarin Pharmaceutical,
  Inc.(b)                                             14,695             520
Cubist Pharmaceuticals,
  Inc.(b)                                             13,645             280
InterMune, Inc.(b)                                    14,110             188
Omrix Biopharmaceuticals,
  Inc.(b)                                             17,050             592
Onyx Pharmaceuticals,
  Inc.(b)                                             10,670             593


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
BIOTECHNOLOGY--CONTINUED
Progenics Pharmaceuticals,
  Inc.(b)                                             19,445         $   351
Savient Pharmaceuticals,
  Inc.(b)                                             24,360             560
United Therapeutics
  Corp.(b)                                             6,765             661
                                                                     -------
                                                                       4,251
                                                                     -------

CASINOS & GAMING--1.3%
Bally Technologies, Inc.(b)                           14,530             722
                                                                     -------

COMMUNICATIONS EQUIPMENT--3.7%
Acme Packet, Inc.(b)                                  33,400             420
Foundry Networks, Inc.(b)                             26,860             471
Polycom, Inc.(b)                                      24,835             690
Sonus Networks, Inc.                                  83,455             486
                                                                     -------
                                                                       2,067
                                                                     -------

COMPUTER HARDWARE--0.2%
Avid Technology, Inc.(b)                               4,790             136
                                                                     -------

COMPUTER STORAGE & PERIPHERALS--1.5%
Novatel Wireless, Inc.(b)                             23,955             388
Synaptics, Inc.(b)                                    11,335             467
                                                                     -------
                                                                         855
                                                                     -------

CONSTRUCTION & ENGINEERING--2.3%
Aecom Technology Corp.(b)                             22,835             652
URS Corp.(b)                                          12,015             653
                                                                     -------
                                                                       1,305
                                                                     -------

CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS--1.4%
Bucyrus International, Inc.
  Class A                                              7,750             770
                                                                     -------

DATA PROCESSING & OUTSOURCED SERVICES--3.4%
Heartland Payment Systems,
  Inc.                                                18,085             485
NeuStar, Inc. Class A(b)                              17,475             501
VeriFone Holdings, Inc.(b)                            14,920             347
Wright Express Corp.(b)                               16,015             568
                                                                     -------
                                                                       1,901
                                                                     -------

DISTILLERS & VINTNERS--0.8%
Central European Distribution
  Corp.(b)                                             7,285             423
                                                                     -------

DISTRIBUTORS--1.3%
LKQ Corp.(b)                                          35,090             738
                                                                     -------

DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--3.9%
Corporate Executive Board Co.
  (The)                                                2,875             173
FTI Consulting, Inc.(b)                               14,305             882
GEO Group, Inc. (The)(b)                              25,865             724


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--CONTINUED
TeleTech Holdings, Inc.(b)                            19,195         $   408
                                                                     -------
                                                                       2,187
                                                                     -------

DIVERSIFIED METALS & MINING--1.5%
RTI International Metals,
  Inc.(b)                                              4,925             339
Thompson Creek Metals Co.,
  Inc.(b)                                             30,015             514
                                                                     -------
                                                                         853
                                                                     -------

ELECTRIC UTILITIES--1.6%
ITC Holdings Corp.                                    15,470             873
                                                                     -------

ELECTRICAL COMPONENTS & EQUIPMENT--1.1%
JA Solar Holdings Co. Ltd.
  ADR(b)                                               8,520             595
                                                                     -------

FOOTWEAR--2.4%
Deckers Outdoor Corp.(b)                               4,510             699
Iconix Brand Group, Inc.(b)                           33,605             661
                                                                     -------
                                                                       1,360
                                                                     -------

HEALTH CARE EQUIPMENT--3.3%
ArthroCare Corp.(b)                                   10,070             484
DexCom, Inc.(b)                                       14,785             130
Hologic, Inc.(b)                                      10,980             754
Thoratec Corp.(b)                                     27,173             494
                                                                     -------
                                                                       1,862
                                                                     -------

HEALTH CARE FACILITIES--0.8%
Psychiatric Solutions,
  Inc.(b)                                             14,340             466
                                                                     -------

HEALTH CARE SERVICES--0.9%
Landauer, Inc.                                         9,500             493
                                                                     -------

HEALTH CARE SUPPLIES--1.4%
Immucor, Inc.(b)                                       5,545             188
Inverness Medical Innovations,
  Inc.(b)                                             10,245             576
                                                                     -------
                                                                         764
                                                                     -------

HEALTH CARE TECHNOLOGY--0.6%
Allscripts Healthcare Solutions,
  Inc.                                                17,265             335
                                                                     -------

HUMAN RESOURCES & EMPLOYMENT SERVICES--0.3%
Resources Connection,
  Inc.                                                10,000             182
                                                                     -------

INDUSTRIAL MACHINERY--3.6%
Actuant Corp. Class A                                 19,320             657
CLARCOR, Inc.                                         15,770             599
RBC Bearings, Inc.(b)                                 17,040             740
                                                                     -------
                                                                       1,996
                                                                     -------


                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
INTERNET RETAIL--2.4%
GSI Commerce, (R) Inc.(b)                             29,044         $   567
priceline.com, Inc.(b)                                 6,550             752
                                                                     -------
                                                                       1,319
                                                                     -------

INTERNET SOFTWARE & SERVICES--3.9%
Autobytel, Inc.(b)                                    60,530             167
Autobytel, Inc.(b)(d)                                  3,757              10
DealerTrack Holdings,
  Inc.(b)                                             15,460             517
Digital River, Inc.(b)                                 8,045             266
Internap Network Services
  Corp.                                               25,080             209
j2 Global Communications,
  Inc.(b)                                              4,785             101
Omniture, Inc.(b)                                     12,935             431
VistaPrint Ltd.(b)                                    11,175             479
                                                                     -------
                                                                       2,180
                                                                     -------

INVESTMENT BANKING & BROKERAGE--1.6%
GFI Group, Inc.(b)                                     2,875             275
Greenhill & Co., Inc.                                  9,020             600
                                                                     -------
                                                                         875
                                                                     -------

IT CONSULTING & OTHER SERVICES--0.5%
SI International, Inc.(b)                              9,010             247
                                                                     -------

LEISURE FACILITIES--1.2%
Life Time Fitness, Inc.(b)                            12,920             642
                                                                     -------

LIFE SCIENCES TOOLS & SERVICES--3.0%
Illumina, Inc.(b)                                     11,915             706
Nektar Therapeutics(b)                                29,690             199
Parexel International
  Corp.(b)                                            15,805             764
                                                                     -------
                                                                       1,669
                                                                     -------

METAL & GLASS CONTAINERS--1.2%
Silgan Holdings, Inc.                                 12,800             665
                                                                     -------

OIL & GAS EQUIPMENT & SERVICES--2.4%
Cal Dive International,
  Inc.(b)                                             27,316             362
Dril-Quip, Inc.(b)                                    11,475             639
T-3 Energy Services, Inc.(b)                           7,050             331
                                                                     -------
                                                                       1,332
                                                                     -------

OIL & GAS EXPLORATION & PRODUCTION--2.9%
Carrizo Oil & Gas, Inc.(b)                             8,915             488
Concho Resources, Inc.(b)                             27,685             571
Mariner Energy, Inc.(b)                               23,475             537
                                                                     -------
                                                                       1,596
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
OIL & GAS REFINING & MARKETING--0.8%
CVR Energy, Inc.(b)                                   18,035         $   450
                                                                     -------

PACKAGED FOODS & MEATS--1.3%
Hain Celestial Group, Inc.
  (The)(b)                                            22,310             714
                                                                     -------

PHARMACEUTICALS--1.1%
Adams Respiratory
  Therapeutics, Inc.(b)                               10,650             636
                                                                     -------

PROPERTY & CASUALTY INSURANCE--1.1%
First Mercury Financial
  Corp.(b)                                            26,130             637
                                                                     -------

REGIONAL BANKS--2.6%
Boston Private Financial
  Holdings, Inc.                                      18,515             502
First Midwest Bancorp,
  Inc.                                                12,820             392
Signature Bank(b)                                      9,545             322
Wintrust Financial Corp.                               7,060             234
                                                                     -------
                                                                       1,450
                                                                     -------

RESTAURANTS--0.4%
McCormick & Schmick's Seafood
  Restaurants, Inc.(b)                                20,225             241
                                                                     -------

SEMICONDUCTOR EQUIPMENT--2.0%
FormFactor, Inc.(b)                                   12,390             410
Tessera Technologies,
  Inc.(b)                                             17,085             711
                                                                     -------
                                                                       1,121
                                                                     -------

SEMICONDUCTORS--2.9%
Atheros Communications,
  Inc.(b)                                             19,375             592
ON Semiconductor Corp.(b)                             62,740             557
SiRF Technology Holdings,
  Inc.                                                19,545             491
                                                                     -------
                                                                       1,640
                                                                     -------

SPECIALIZED CONSUMER SERVICES--0.7%
Matthews International Corp.
  Class A                                              7,700             361
                                                                     -------

SPECIALTY CHEMICALS--1.6%
Balchem Corp.                                         14,100             315
Zoltek Cos., Inc.(b)                                  13,125             563
                                                                     -------
                                                                         878
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
THRIFTS & MORTGAGE FINANCE--1.0%
FirstFed Financial Corp.(b)                            6,270         $   225
Washington Federal, Inc.                              16,550             349
                                                                     -------
                                                                         574
                                                                     -------

WIRELESS TELECOMMUNICATION SERVICES--1.3%
SBA Communications Corp.
  Class A(b)                                          20,905             707
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $41,730)                                             52,847
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--4.7%

COAL & CONSUMABLE FUELS--0.5%
Uranium One, Inc.
  (Canada)(b)                                         31,380             277
                                                                     -------

COMMUNICATIONS EQUIPMENT--1.2%
NICE Systems Ltd. - Sponsored
  ADR (Israel)(b)                                     19,285             662
                                                                     -------

HOTELS, RESORTS & CRUISE LINES--0.6%
Orient-Express Hotel Ltd. Class A
  (Bermuda)                                            5,554             319
                                                                     -------

OIL & GAS EXPLORATION & PRODUCTION--1.4%
Petrobank Energy & Resources Ltd.
  (Canada)(b)                                         13,490             796
                                                                     -------

TECHNOLOGY DISTRIBUTORS--1.0%
Mellanox Technologies Ltd.
  (Israel)(b)                                         31,726             578
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,869)                                               2,632
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.5%
(IDENTIFIED COST $43,599)                                             55,479
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--0.7%

                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------

FEDERAL AGENCY SECURITIES(e)--0.7%
FHLB
  3.900% due 1/3/08                                   $  300             300
  3.900% due 1/11/08                                     100             100
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $400)                                                   400
----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $43,999)                                             55,879(a)

Other assets and liabilities, net--(0.2)%                               (111)
                                                                     -------
NET ASSETS--100.0%                                                   $55,768
                                                                     =======



(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,562 and gross depreciation of $2,867 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $44,184.
(b) Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(d) Illiquid and restricted security. At December 31, 2007, this security amounted to a value of $10 (reported in 000's) or 0.0% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(e) The rate shown is the discount rate.


                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--96.4%

REAL ESTATE INVESTMENT TRUSTS--96.4%

DIVERSIFIED--4.7%
Vornado Realty Trust                                  72,093        $  6,341
                                                                    --------

HEALTH CARE--11.5%
HCP, Inc.                                            120,399           4,187
Health Care REIT, Inc.                                91,775           4,101
Nationwide Health
  Properties, Inc.                                    54,411           1,707
Ventas, Inc.                                         121,674           5,506
                                                                    --------
                                                                      15,501
                                                                    --------

INDUSTRIAL/OFFICE--30.6%

INDUSTRIAL--9.6%
AMB Property Corp.                                    56,178           3,234
DCT Industrial Trust, Inc.                            60,747             565
Prologis                                             145,563           9,226
                                                                    --------
                                                                      13,025
                                                                    --------

MIXED--1.6%
Duke Realty Corp.                                     70,743           1,845
PS Business Parks, Inc.                                7,094             373
                                                                    --------
                                                                       2,218
                                                                    --------

OFFICE--15.3%
Alexandria Real Estate
  Equities, Inc.                                      59,559           6,055
Boston Properties, Inc.                               52,343           4,806
Corporate Office Properties
  Trust                                              129,681           4,085
Douglas Emmett, Inc.                                  18,165             411
Kilroy Realty Corp.                                   15,253             838
SL Green Realty Corp.                                 47,810           4,468
                                                                    --------
                                                                      20,663
                                                                    --------

SPECIALTY--4.1%
Digital Realty Trust, Inc.                           143,432           5,503
                                                                    --------
                                                                      41,409
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
LODGING/RESORTS--6.9%
DiamondRock Hospitality Co.                          110,897        $  1,661
Host Hotels & Resorts, Inc.                          290,473           4,950
LaSalle Hotel Properties                              48,500           1,547
Sunstone Hotel Investors, Inc.                        66,975           1,225
                                                                    --------
                                                                       9,383
                                                                    --------

RESIDENTIAL--10.0%

APARTMENTS--10.0%
AvalonBay Communities, Inc.                           35,663           3,357
BRE Properties, Inc.                                  35,746           1,449
Equity Residential                                    94,669           3,453
Essex Property Trust, Inc.                            36,470           3,555
UDR, Inc.                                             86,434           1,716
                                                                    --------
                                                                      13,530
                                                                    --------

RETAIL--28.1%

REGIONAL MALLS--15.9%
General Growth
  Properties, Inc.                                   132,880           5,472
Macerich Co. (The)                                    64,582           4,589
Simon Property Group, Inc.                           130,939          11,374
                                                                    --------
                                                                      21,435
                                                                    --------

SHOPPING CENTERS--12.2%
Developers Diversified
  Realty Corp.                                        79,410           3,040
Federal Realty Investment
  Trust                                               35,980           2,956
Kimco Realty Corp.                                   132,307           4,816
Regency Centers Corp.                                 50,330           3,246
Tanger Factory Outlet
  Centers, Inc.                                       66,461           2,506
                                                                    --------
                                                                      16,564
                                                                    --------
                                                                      37,999
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
SELF STORAGE--4.6%
Extra Space Storage, Inc.                            148,224        $  2,118
Public Storage, Inc.                                  55,225           4,054
                                                                    --------
                                                                       6,172
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $87,811)                                            130,335
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.4%
(IDENTIFIED COST $87,811)                                            130,335
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.5%

                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------

FEDERAL AGENCY SECURITIES(b)--2.5%
FHLB
  3.200% due 1/2/08                                   $2,190           2,190
  4.240% due 1/2/08                                    1,175           1,175
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $3,365)                                               3,365
----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $91,176)                                            133,700(a)

Other assets and liabilities, net--1.1%                                1,440
                                                                    --------
NET ASSETS--100.0%                                                  $135,140
                                                                    ========




(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $44,644 and gross depreciation of $2,279 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $91,335.
(b) The rate shown is the discount rate.


                        See Notes to Financial Statements

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
EXCHANGE TRADED FUNDS--98.2%

Consumer Discretionary Select
  Sector SPDR Fund                                    21,180         $   693
Consumer Staples Select
  Sector SPDR Fund                                    63,850           1,839
Energy Select Sector
  SPDR Fund                                           23,060           1,830
Financial Select Sector
  SPDR Fund                                           80,079           2,317
Health Care Select Sector
  SPDR Fund                                           52,320           1,847
Industrial Select Sector
  SPDR Fund                                           52,970           2,074
iShares Dow Jones US
  Telecommunications
  Sector Index Fund                                   31,060             917
iShares Lehman Short
  Treasury Bond Fund                                  10,575           1,159
iShares MSCI Emerging
  Markets Index Fund                                  12,210           1,835
iShares MSCI Japan
  Index Fund                                          52,510             695
iShares S&P Europe
  350 Index Fund                                      20,025           2,297
iShares S&P Latin America
  40 Index Fund                                        3,665             912
Materials Select Sector
  SPDR Fund                                           16,570             691
Technology Select Sector
  SPDR Fund                                          112,165           2,990
Utilities Select Sector
  SPDR Fund                                           21,570             913
----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $21,158)                                             23,009
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.2%
(IDENTIFIED COST $21,158)                                             23,009
----------------------------------------------------------------------------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
SHORT-TERM INVESTMENTS--1.2%

COMMERCIAL PAPER(b)--1.2%
Eaton Corp.
  4.250% due 1/2/08                                     $270         $   270
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $270)                                                   270
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $21,428)                                             23,279(a)

Other assets and liabilities, net--0.6%                                  147
                                                                     -------
NET ASSETS--100.0%                                                   $23,426
                                                                     =======




(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,745 and gross depreciation of $325 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $21,859.
(b) The rate shown is the discount rate.


                        See Notes to Financial Statements

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
EXCHANGE TRADED FUNDS--99.8%

Consumer Discretionary
  Select Sector SPDR Fund                             22,138         $   724
Consumer Staples Select
  Sector SPDR Fund                                    75,056           2,162
Energy Select Sector
  SPDR Fund                                           27,124           2,152
Financial Select Sector
  SPDR Fund                                           75,316           2,179
Health Care Select Sector
  SPDR Fund                                           51,250           1,810
Industrial Select Sector
  SPDR Fund                                           55,345           2,167
iShares Dow Jones US
  Telecommunications
  Sector Index Fund                                   36,510           1,078
iShares iBoxx $ Investment
  Grade Corporate Bond Fund                            3,463             363
iShares Lehman 1-3 Year
  Treasury Bond Fund                                  53,125           4,364
iShares Lehman 3-7 Year
  Treasury Bond Fund                                   3,455             364
iShares Lehman 7-10 Year
  Treasury Bond Fund                                   4,200             365
iShares Lehman Short
  Treasury Bond Fund                                  49,705           5,450
iShares MSCI Emerging
  Markets Index Fund                                  16,740           2,516
iShares MSCI Japan Index
  Fund                                                54,870             726
iShares S&P Europe 350
  Index Fund                                          25,110           2,881


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
iShares S&P Latin America
  40 Index Fund                                        4,305         $ 1,071
Materials Select Sector
  SPDR Fund                                           25,980           1,083
Technology Select Sector
  SPDR Fund                                          135,239           3,605
Utilities Select Sector
  SPDR Fund                                           25,360           1,073
----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $33,890)                                             36,133
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.8%
(IDENTIFIED COST $33,890)                                             36,133
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.4%


                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------

COMMERCIAL PAPER(b)--0.4%
Nicor, Inc.
4.000% due 1/2/08                                       $145             145
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $145)                                                   145
----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $34,035)                                             36,278(a)

Other assets and liabilities, net--(0.2)%                                (89)
                                                                     -------
NET ASSETS--100.0%                                                   $36,189
                                                                     =======




(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,977 and gross depreciation of $287 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $34,588.
(b) The rate shown is the discount rate.


                        See Notes to Financial Statements

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
EXCHANGE TRADED FUNDS--100.0%

Consumer Staples Select
  Sector SPDR Fund                                     7,590         $   219
Energy Select Sector
  SPDR Fund                                            1,815             144
Financial Select Sector
  SPDR Fund                                            2,560              74
Health Care Select Sector
  SPDR Fund                                            2,100              74
Industrial Select Sector
  SPDR Fund                                            5,600             219
iShares Dow Jones US
  Telecommunications
  Sector Index Fund                                    4,930             146
iShares iBoxx $ Investment
  Grade Corporate Bond Fund                            1,395             146
iShares Lehman 1-3 Year
  Treasury Bond Fund                                  19,700           1,618
iShares Lehman 10-20 Year
  Treasury Bond Fund                                   2,810             295
iShares Lehman 20+ Year
  Treasury Bond Fund                                   2,380             222
iShares Lehman 3-7 Year
  Treasury Bond Fund                                   4,180             440


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
iShares Lehman 7-10 Year
  Treasury Bond Fund                                   4,240         $   368
iShares Lehman Short
  Treasury Bond Fund                                  18,765           2,057
iShares MSCI Emerging
  Markets Index Fund                                   1,945             292
iShares S&P Europe 350
  Index Fund                                           2,570             295
iShares S&P Latin America
  40 Index Fund                                          580             144
Materials Select Sector
  SPDR Fund                                            3,520             147
Technology Select Sector
  SPDR Fund                                           10,940             292
Utilities Select Sector
  SPDR Fund                                            3,440             146
----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $7,016)                                               7,338
----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $7,016)                                               7,338(a)

Other assets and liabilities, net--0.0%                                   (1)
                                                                     -------
NET ASSETS--100.0%                                                   $ 7,337
                                                                     =======




(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $300 and gross depreciation of $8 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $7,046.


                        See Notes to Financial Statements

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
EXCHANGE TRADED FUNDS--99.7%

Consumer Discretionary
  Select Sector SPDR Fund                              6,000          $  196
Consumer Staples Select
  Sector SPDR Fund                                    33,910             977
Energy Select Sector SPDR
  Fund                                                12,245             972
Financial Select Sector
  SPDR Fund                                           27,230             788
Health Care Select Sector
  SPDR Fund                                           16,670             589
Industrial Select Sector
  SPDR Fund                                           30,010           1,175
iShares Dow Jones US
  Telecommunications
  Sector Index Fund                                   19,810             585
iShares iBoxx $ Investment
  Grade Corporate Bond Fund                            1,875             196
iShares Lehman 1-3 Year
  Treasury Bond Fund                                  33,620           2,762
iShares Lehman 10-20 Year
  Treasury Bond Fund                                   3,760             395
iShares Lehman 20+ Year
  Treasury Bond Fund                                   4,250             395
iShares Lehman 3-7 Year
  Treasury Bond Fund                                   7,490             789
iShares Lehman 7-10 Year
  Treasury Bond Fund                                   6,825             592
iShares Lehman Short
  Treasury Bond Fund                                  34,135           3,742
iShares MSCI Emerging
  Markets Index Fund                                   6,485             975
iShares MSCI Japan Index
  Fund                                                14,870             197


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
iShares S&P Europe 350
  Index Fund                                          10,205         $ 1,171
iShares S&P Latin America
  40 Index Fund                                        2,340             582
Materials Select Sector
  SPDR Fund                                            9,390             391
Technology Select Sector
  SPDR Fund                                           58,675           1,564
Utilities Select Sector
  SPDR Fund                                           13,740             582
----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $18,310)                                             19,615
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.7%
(IDENTIFIED COST $18,310)                                             19,615
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.6%

                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------

COMMERCIAL PAPER(b)--0.6%
Nicor, Inc.
  4.000% due 1/2/08                                     $125             125
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $125)                                                   125
----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $18,435)                                             19,740(a)

Other assets and liabilities, net--(0.3)%                                (55)
                                                                     -------
NET ASSETS--100.0%                                                   $19,685
                                                                     =======




(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,138 and gross depreciation of $70 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $18,672.
(b) The rate shown is the discount rate.


                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--90.0%

AEROSPACE & DEFENSE--0.9%
Goodrich Corp.                                        18,000        $  1,271
                                                                    --------

AGRICULTURAL PRODUCTS--0.3%
Corn Products International,
  Inc.                                                10,600             390
                                                                    --------

AIRLINES--1.7%
Alaska Air Group, Inc.(b)                             34,100             853
Continental Airlines, Inc.
  Class B(b)                                          30,100             669
SkyWest, Inc.                                         30,200             811
                                                                    --------
                                                                       2,333
                                                                    --------

APPAREL, ACCESSORIES & LUXURY GOODS--1.2%
Jones Apparel Group, Inc.                             37,000             592
VF Corp.                                              14,900           1,023
                                                                    --------
                                                                       1,615
                                                                    --------

AUTO PARTS & EQUIPMENT--1.9%
ArvinMeritor, Inc.                                    93,500           1,097
TRW Automotive Holdings
  Corp.(b)                                            70,800           1,479
                                                                    --------
                                                                       2,576
                                                                    --------

AUTOMOTIVE RETAIL--0.8%
AutoNation, Inc.(b)                                   66,961           1,049
                                                                    --------

BREWERS--1.6%
Molson Coors Brewing Co.
  Class B                                             43,000           2,220
                                                                    --------

COMMODITY CHEMICALS--1.3%
Celanese Corp. Series A                               40,800           1,727
                                                                    --------

COMMUNICATIONS EQUIPMENT--1.2%
CommScope, Inc.(b)                                    34,500           1,698
                                                                    --------

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--2.2%
AGCO Corp.(b)                                         23,600           1,604
Terex Corp.(b)                                        22,800           1,495
                                                                    --------
                                                                       3,099
                                                                    --------

DEPARTMENT STORES--0.3%
Dillard's, Inc. Class A                               23,000             432
                                                                    --------

DIVERSIFIED CHEMICALS--1.2%
Ashland, Inc.                                         35,900           1,703
                                                                    --------

ELECTRIC UTILITIES--3.8%
Allegheny Energy, Inc.                                14,400             916
Northeast Utilities                                   61,800           1,935
Reliant Energy, Inc.(b)                               94,000           2,466
                                                                    --------
                                                                       5,317
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
ELECTRICAL COMPONENTS & EQUIPMENT--4.8%
Acuity Brands, Inc.                                   25,100        $  1,129
Cooper Industries Ltd. Class A                        34,300           1,814
EnerSys(b)                                            72,800           1,817
Regal-Beloit Corp.                                    41,800           1,879
                                                                    --------
                                                                       6,639
                                                                    --------

ELECTRONIC EQUIPMENT MANUFACTURERS--2.0%
AVX Corp.                                             22,400             301
Checkpoint Systems, Inc.(b)                           43,800           1,138
Vishay Intertechnology, Inc.(b)                      112,400           1,282
                                                                    --------
                                                                       2,721
                                                                    --------

ELECTRONIC MANUFACTURING SERVICES--0.2%
Sanmina-SCI Corp.(b)                                 167,000             304
                                                                    --------

FOOD DISTRIBUTORS--1.4%
Performance Food Group Co.(b)                         70,200           1,886
                                                                    --------

FOOD RETAIL--2.8%
Ruddick Corp.                                         64,300           2,229
SUPERVALU, Inc.                                       41,800           1,569
                                                                    --------
                                                                       3,798
                                                                    --------

GAS UTILITIES--0.7%
Atmos Energy Corp.                                    32,500             911
                                                                    --------

HEALTH CARE DISTRIBUTORS--0.2%
PharMerica Corp.(b)                                   16,105             224
                                                                    --------

HEALTH CARE FACILITIES--1.9%
Kindred Healthcare, Inc.(b)                           44,000           1,099
LifePoint Hospitals, Inc.(b)                          32,800             976
Universal Health Services, Inc.
  Class B                                             12,000             614
                                                                    --------
                                                                       2,689
                                                                    --------

HEALTH CARE SERVICES--0.8%
Apria Healthcare Group, Inc.(b)                       29,600             638
Omnicare, Inc.                                        22,400             511
                                                                    --------
                                                                       1,149
                                                                    --------

HOME FURNISHINGS--0.4%
Furniture Brands International,
  Inc.                                                59,700             601
                                                                    --------

HOMEBUILDING--0.3%
KB Home                                               17,500             378
                                                                    --------

HUMAN RESOURCES & EMPLOYMENT SERVICES--0.5%
Kelly Services, Inc. Class A                          35,000             653
                                                                    --------

INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.9%
Constellation Energy Group,
  Inc.                                                12,400           1,271
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
INDUSTRIAL MACHINERY--4.9%
Briggs & Stratton Corp.                               55,600        $  1,260
Kennametal, Inc.                                      53,000           2,007
Mueller Industries, Inc.                              41,800           1,212
SPX Corp.                                             22,900           2,355
                                                                    --------
                                                                       6,834
                                                                    --------

INTEGRATED OIL & GAS--2.6%
Hess Corp.                                            36,100           3,641
                                                                    --------

LEISURE PRODUCTS--0.4%
Brunswick Corp.                                       35,100             598
                                                                    --------

LIFE & HEALTH INSURANCE--1.3%
StanCorp Financial Group, Inc.                        36,200           1,824
                                                                    --------

LIFE SCIENCES TOOLS & SERVICES--1.5%
PerkinElmer, Inc.                                     82,000           2,134
                                                                    --------

MANAGED HEALTH CARE--1.4%
Molina Healthcare, Inc.(b)                            48,800           1,889
                                                                    --------

METAL & GLASS CONTAINERS--1.6%
AptarGroup, Inc.                                      22,200             908
Owens-Illinois, Inc.(b)                                4,500             223
Silgan Holdings, Inc.                                 20,700           1,075
                                                                    --------
                                                                       2,206
                                                                    --------

MULTI-UTILITIES--1.6%
Puget Energy, Inc.                                    25,300             694
Wisconsin Energy Corp.                                29,800           1,452
                                                                    --------
                                                                       2,146
                                                                    --------

OFFICE REITS--0.9%
Digital Realty Trust, Inc.                            31,500           1,209
                                                                    --------

OFFICE SERVICES & SUPPLIES--2.2%
IKON Office Solutions, Inc.                          125,300           1,632
United Stationers, Inc.(b)                            30,000           1,386
                                                                    --------
                                                                       3,018
                                                                    --------

OIL & GAS DRILLING--0.4%
Rowan Cos., Inc.                                      14,800             584
                                                                    --------

OIL & GAS EQUIPMENT & SERVICES--2.0%
Exterran Holdings, Inc.(b)                            16,800           1,374
Oil States International, Inc.(b)                     41,500           1,416
                                                                    --------
                                                                       2,790
                                                                    --------

PACKAGED FOODS & MEATS--0.5%
Smithfield Foods, Inc.(b)                             22,800             659
                                                                    --------

PAPER PACKAGING--0.5%
Sonoco Products Co.                                   20,500             670
                                                                    --------


                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
PROPERTY & CASUALTY INSURANCE--1.8%
Fidelity National Financial, Inc.
  Class A                                             75,900        $  1,109
Old Republic International
  Corp.                                               92,500           1,425
                                                                    --------
                                                                       2,534
                                                                    --------

REGIONAL BANKS--5.6%
Central Pacific Financial Corp.                       53,800             993
South Financial Group, Inc.
  (The)                                               60,900             952
Susquehanna Bancshares, Inc.                          70,600           1,302
Trustmark Corp.                                       54,834           1,390
UnionBanCal Corp.                                     14,500             709
Webster Financial Corp.                               44,100           1,410
Whitney Holding Corp.                                 38,500           1,007
                                                                    --------
                                                                       7,763
                                                                    --------

RESIDENTIAL REITS--0.5%
Mid-America Apartment
  Communities, Inc.                                   16,000             684
                                                                    --------

RESTAURANTS--0.6%
Jack in the Box, Inc.(b)                              12,900             332
Papa John's International,
  Inc.(b)                                             19,500             443
                                                                    --------
                                                                         775
                                                                    --------

RETAIL REITS--1.0%
Tanger Factory Outlet Centers                         17,800             671
Taubman Centers, Inc.                                 13,400             659
                                                                    --------
                                                                       1,330
                                                                    --------

SEMICONDUCTOR EQUIPMENT--0.3%
Teradyne, Inc.(b)                                     45,000             465
                                                                    --------

SEMICONDUCTORS--1.9%
Amkor Technology, Inc.(b)                             79,400             677
Spansion, Inc. Class A(b)                             78,000             307
Zoran Corp.(b)                                        72,900           1,641
                                                                    --------
                                                                       2,625
                                                                    --------

SPECIALIZED REITS--1.4%
Ashford Hospitality Trust, Inc.                       68,000             489
FelCor Lodging Trust, Inc.                            60,700             946
Strategic Hotels & Resorts,
  Inc.                                                30,500             510
                                                                    --------
                                                                       1,945
                                                                    --------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
SPECIALTY CHEMICALS--4.2%
Cytec Industries, Inc.                                32,600        $  2,008
Lubrizol Corp. (The)                                  27,000           1,462
Rockwood Holdings, Inc.(b)                            64,900           2,156
Zep, Inc.(b)                                          12,550             174
                                                                    --------
                                                                       5,800
                                                                    --------

SPECIALTY STORES--0.1%
Office Depot, Inc.(b)                                  9,000             125
                                                                    --------

STEEL--5.0%
Cleveland-Cliffs, Inc.                                 3,000             302
Commercial Metals Co.                                 49,900           1,470
Metal Management, Inc.                                21,700             988
Quanex Corp.                                          33,200           1,723
Steel Dynamics, Inc.                                  40,200           2,395
                                                                    --------
                                                                       6,878
                                                                    --------

TECHNOLOGY DISTRIBUTORS--1.5%
Arrow Electronics, Inc.(b)                            40,500           1,591
Tech Data Corp.(b)                                    13,500             509
                                                                    --------
                                                                       2,100
                                                                    --------

THRIFTS & MORTGAGE FINANCE--1.8%
Astoria Financial Corp.                               51,750           1,204
Provident Financial Services,
  Inc.                                                87,500           1,262
                                                                    --------
                                                                       2,466
                                                                    --------

TOBACCO--1.5%
Universal Corp.                                       41,300           2,115
                                                                    --------

TRADING COMPANIES & DISTRIBUTORS--1.3%
GATX Corp.                                            49,100           1,801
                                                                    --------

TRUCKING--4.4%
Arkansas Best Corp.                                   41,000             900
Avis Budget Group, Inc.(b)                            84,800           1,102
Con-Way, Inc.                                         35,000           1,454
Ryder System, Inc.                                    29,100           1,368
Werner Enterprises, Inc.                              76,500           1,303
                                                                    --------
                                                                       6,127
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $116,046)                                           124,389
----------------------------------------------------------------------------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
FOREIGN COMMON STOCKS(c)--7.4%

AUTO PARTS & EQUIPMENT--0.4%
Autoliv, Inc. (Sweden)                                12,000        $    633
                                                                    --------

COMMERCIAL PRINTING--0.1%
Quebecor World, Inc.
  (Canada)(b)                                         53,000              95
                                                                    --------

COMMODITY CHEMICALS--0.6%
Methanex Corp. (Canada)                               29,800             823
                                                                    --------

ELECTRONIC MANUFACTURING SERVICES--0.4%
Flextronics International Ltd.
  (Singapore)(b)                                      47,229             570
                                                                    --------

PROPERTY & CASUALTY INSURANCE--1.4%
Aspen Insurance Holdings Ltd.
  (United States)                                     66,100           1,906
                                                                    --------

REINSURANCE--4.5%
Arch Capital Group Ltd.
  (United States)(b)                                  37,500           2,638
PartnerRe Ltd. (United States)                         6,700             553
Platinum Underwriters Holdings
  Ltd. (United States)                                64,000           2,276
RenaissanceRe Holdings Ltd.
  (United States)                                     13,500             813
                                                                    --------
                                                                       6,280
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $9,844)                                              10,307
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.4%
(IDENTIFIED COST $125,890)                                           134,696
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--2.4%

MONEY MARKET MUTUAL FUNDS--2.4%
SSgA Money Market Fund
  (4.96% seven-day
  effective yield)                                 3,316,443           3,316
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $3,316)                                               3,316
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $129,206)                                           138,012(a)

Other assets and liabilities, net--0.2%                                  242
                                                                    --------
NET ASSETS--100.0%                                                  $138,254
                                                                    ========



(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,013 and gross depreciation of $17,207 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $129,206.
(b) Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.


                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--91.8%

AIRLINES--1.7%
Alaska Air Group, Inc.(b)                             19,100         $   478
Continental Airlines, Inc.
  Class B(b)                                          14,500             322
SkyWest, Inc.                                         16,500             443
                                                                     -------
                                                                       1,243
                                                                     -------

APPAREL RETAIL--1.0%
Shoe Carnival, Inc.(b)                                53,800             759
                                                                     -------

APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
Jones Apparel Group, Inc.                             11,600             186
                                                                     -------

AUTO PARTS & EQUIPMENT--1.9%
ArvinMeritor, Inc.                                    56,800             666
TRW Automotive Holdings
  Corp.(b)                                            33,400             698
                                                                     -------
                                                                       1,364
                                                                     -------

AUTOMOBILE MANUFACTURERS--0.5%
Monaco Coach Corp.                                    39,800             353
                                                                     -------

AUTOMOTIVE RETAIL--1.0%
Sonic Automotive, Inc. Class A                        36,250             702
                                                                     -------

COMMUNICATIONS EQUIPMENT--1.5%
CommScope, Inc.(b)                                    22,100           1,088
                                                                     -------

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--3.6%
Accuride Corp.(b)                                     94,875             746
Commercial Vehicle Group,
  Inc.(b)                                             65,500             950
Terex Corp.(b)                                        14,300             937
                                                                     -------
                                                                       2,633
                                                                     -------

DEPARTMENT STORES--0.3%
Dillard's, Inc. Class A                               13,200             248
                                                                     -------

DIVERSIFIED COMMERCIAL &
PROFESSIONAL SERVICES--0.5%
Angelica Corp.                                        20,575             393
                                                                     -------

ELECTRIC UTILITIES--1.4%
Northeast Utilities                                   33,150           1,038
                                                                     -------

ELECTRICAL COMPONENTS & EQUIPMENT--3.7%
Acuity Brands, Inc.                                   14,100             635
EnerSys(b)                                            55,300           1,380
Regal-Beloit Corp.                                    16,000             719
                                                                     -------
                                                                       2,734
                                                                     -------

ELECTRONIC EQUIPMENT MANUFACTURERS--2.0%
AVX Corp.                                             13,600             183
Checkpoint Systems, Inc.(b)                           22,600             587
Vishay Intertechnology, Inc.(b)                       63,400             723
                                                                     -------
                                                                       1,493
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------

ELECTRONIC MANUFACTURING SERVICES--1.3%
CTS Corp.                                             76,100         $   756
Sanmina-SCI Corp.(b)                                  85,500             155
                                                                     -------
                                                                         911
                                                                     -------

FOOD DISTRIBUTORS--1.2%
Performance Food Group Co.(b)                         33,900             911
                                                                     -------

FOOD RETAIL--1.8%
Ruddick Corp.                                         37,500           1,300
                                                                     -------

GAS UTILITIES--0.5%
Atmos Energy Corp.                                    14,200             398
                                                                     -------

HEALTH CARE DISTRIBUTORS--0.2%
PharMerica Corp.(b)                                    9,626             134
                                                                     -------

HEALTH CARE EQUIPMENT--2.0%
CONMED Corp.(b)                                       23,100             534
Datascope Corp.                                       25,600             932
                                                                     -------
                                                                       1,466
                                                                     -------

HEALTH CARE FACILITIES--2.7%
Five Star Quality Care, Inc.                          58,000             482
Kindred Healthcare, Inc.(b)                           26,300             657
LifePoint Hospitals, Inc.(b)                          15,200             452
Universal Health Services, Inc.
  Class B                                              7,600             389
                                                                     -------
                                                                       1,980
                                                                     -------

HEALTH CARE SERVICES--1.3%
Apria Healthcare Group, Inc.(b)                       15,800             341
Gentiva Health Services, Inc.(b)                      31,700             603
                                                                     -------
                                                                         944
                                                                     -------

HOME FURNISHINGS--0.5%
Furniture Brands International,
  Inc.                                                36,300             365
                                                                     -------

HOMEBUILDING--0.3%
KB Home                                               10,200             220
                                                                     -------

HUMAN RESOURCES & EMPLOYMENT SERVICES--0.5%
Kelly Services, Inc. Class A                          19,900             371
                                                                     -------

INDUSTRIAL MACHINERY--7.4%
Briggs & Stratton Corp.                               31,900             723
Columbus McKinnon Corp.(b)                            44,700           1,458
Hurco Cos., Inc.(b)                                    3,000             131
Kennametal, Inc.                                      26,000             984
Lydall, Inc.(b)                                       35,900             378
Mueller Industries, Inc.                              22,200             644
Robbins & Myers, Inc.                                 14,400           1,089
                                                                     -------
                                                                       5,407
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
LEISURE PRODUCTS--0.6%
Brunswick Corp.                                       14,300         $   244
Steinway Musical Instruments,
  Inc.                                                 7,200             198
                                                                     -------
                                                                         442
                                                                     -------

LIFE & HEALTH INSURANCE--1.4%
StanCorp Financial Group, Inc.                        20,100           1,013
                                                                     -------

LIFE SCIENCES TOOLS & SERVICES--1.4%
PerkinElmer, Inc.                                     40,500           1,054
                                                                     -------

MANAGED HEALTH CARE--1.6%
Molina Healthcare, Inc.(b)                            29,600           1,146
                                                                     -------

METAL & GLASS CONTAINERS--2.6%
AptarGroup, Inc.                                      12,600             515
Myers Industries, Inc.                                29,900             433
Silgan Holdings, Inc.                                 18,600             966
                                                                     -------
                                                                       1,914
                                                                     -------

MULTI-LINE INSURANCE--0.5%
American National Insurance
  Co.                                                  2,700             327
                                                                     -------

MULTI-UTILITIES--0.5%
Puget Energy, Inc.                                    13,600             373
                                                                     -------

OFFICE REITS--0.9%
Digital Realty Trust, Inc.                            17,100             656
                                                                     -------

OFFICE SERVICES & SUPPLIES--1.3%
IKON Office Solutions, Inc.                           75,200             979
                                                                     -------

OIL & GAS EQUIPMENT & SERVICES--2.4%
Bristow Group, Inc.(b)                                 5,400             306
Exterran Holdings, Inc.(b)                             8,900             728
Oil States International, Inc.(b)                     21,600             737
                                                                     -------
                                                                       1,771
                                                                     -------

PACKAGED FOODS & MEATS--2.6%
J & J Snack Foods Corp.                               14,000             438
Sanderson Farms, Inc.                                 11,000             372
Smithfield Foods, Inc.(b)                             37,561           1,086
                                                                     -------
                                                                       1,896
                                                                     -------

PAPER PACKAGING--0.6%
Rock-Tenn Co. Class A                                 18,300             465
                                                                     -------

PAPER PRODUCTS--1.0%
Schweitzer-Mauduit
  International, Inc.                                 27,525             713
                                                                     -------



                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
PROPERTY & CASUALTY INSURANCE--2.1%
American Physicians Capital,
  Inc.                                                28,950         $ 1,200
Harleysville Group, Inc.                               9,500             336
                                                                     -------
                                                                       1,536
                                                                     -------

REGIONAL BANKS--6.7%
AmericanWest Bancorp                                  10,500             185
Banner Corp.                                          18,600             535
Central Pacific Financial Corp.                       31,000             572
Community Bank System, Inc.                           17,600             350
South Financial Group, Inc.
  (The)                                               38,400             600
Susquehanna Bancshares, Inc.                          33,900             625
Trustmark Corp.                                       34,900             885
Webster Financial Corp.                               24,500             783
Whitney Holding Corp.                                 12,800             335
                                                                     -------
                                                                       4,870
                                                                     -------

RESIDENTIAL REITS--0.7%
Mid-America Apartment
  Communities, Inc.                                   12,400             530
                                                                     -------

RESTAURANTS--1.0%
Jack in the Box, Inc.(b)                               7,000             180
Papa John's International,
  Inc.(b)                                             23,600             536
                                                                     -------
                                                                         716
                                                                     -------

RETAIL REITS--1.0%
Tanger Factory Outlet Centers                         10,300             388
Taubman Centers, Inc.                                  7,600             374
                                                                     -------
                                                                         762
                                                                     -------

SEMICONDUCTORS--1.8%
Amkor Technology, Inc.(b)                             30,100             257
Spansion, Inc. Class A(b)                             44,400             175
Zoran Corp.(b)                                        37,600             846
                                                                     -------
                                                                       1,278
                                                                     -------

SPECIALIZED CONSUMER SERVICES--0.5%
Steiner Leisure Ltd.(b)                                9,000             397
                                                                     -------

SPECIALIZED REITS--1.7%
Ashford Hospitality Trust, Inc.                       38,000             273
FelCor Lodging Trust, Inc.                            40,100             625
Strategic Hotels & Resorts,
  Inc.                                                18,500             310
                                                                     -------
                                                                       1,208
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
SPECIALTY CHEMICALS--4.5%
Cytec Industries, Inc.                                18,700         $ 1,151
PolyOne Corp.(b)                                     120,300             792
Rockwood Holdings, Inc.(b)                            38,600           1,282
Zep, Inc.(b)                                           7,050              98
                                                                     -------
                                                                       3,323
                                                                     -------

STEEL--5.2%
Commercial Metals Co.                                 35,100           1,034
Metal Management, Inc.                                11,800             537
Quanex Corp.                                          18,000             934
Steel Dynamics, Inc.                                  21,500           1,281
                                                                     -------
                                                                       3,786
                                                                     -------

TECHNOLOGY DISTRIBUTORS--0.8%
PC Connection, Inc.(b)                                51,200             581
                                                                     -------

THRIFTS & MORTGAGE FINANCE--1.7%
Astoria Financial Corp.                               26,450             615
Provident Financial Services,
  Inc.                                                45,400             655
                                                                     -------
                                                                       1,270
                                                                     -------

TOBACCO--1.5%
Universal Corp.                                       21,200           1,086
                                                                     -------

TRADING COMPANIES & DISTRIBUTORS--2.7%
GATX Corp.                                            25,200             925
Kaman Corp.                                           29,100           1,071
                                                                     -------
                                                                       1,996
                                                                     -------

TRUCKING--3.4%
Arkansas Best Corp.                                   20,000             439
Avis Budget Group, Inc.(b)                            36,100             469
Con-Way, Inc.                                         15,900             661
Dollar Thrifty Automotive
  Group, Inc.(b)                                      15,200             360
Werner Enterprises, Inc.                              34,200             582
                                                                     -------
                                                                       2,511
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $65,084)                                             67,240
----------------------------------------------------------------------------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
FOREIGN COMMON STOCKS(c)--6.7%

BROADCASTING & CABLE TV--0.2%
Corus Entertainment, Inc.
  Class B (Canada)                                     2,900         $   143
                                                                     -------

COMMERCIAL PRINTING--0.1%
Quebecor World, Inc.
  (Canada)(b)                                         33,500              60
                                                                     -------

COMMODITY CHEMICALS--0.7%
Methanex Corp. (Canada)                               17,800             491
                                                                     -------

PROPERTY & CASUALTY INSURANCE--1.6%
Aspen Insurance Holdings Ltd.
  (United States)                                     40,700           1,174
                                                                     -------

REINSURANCE--4.1%
Arch Capital Group Ltd.
  (United States)(b)                                  20,000           1,407
PartnerRe Ltd. (United States)                         2,900             239
Platinum Underwriters Holdings
  Ltd. (United States)                                38,400           1,366
                                                                     -------
                                                                       3,012
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,452)                                               4,880
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.5%
(IDENTIFIED COST $69,536)                                             72,120
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.3%

MONEY MARKET MUTUAL FUNDS--1.3%
SSgA Money Market Fund
 (4.96% seven-day
 effective yield)                                    971,359             971
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $971)                                                   971
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $70,507)                                             73,091(a)

Other assets and liabilities, net--0.2%                                  151
                                                                     -------
NET ASSETS--100.0%                                                   $73,242
                                                                     =======




(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,932 and gross depreciation of $9,348 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $70,507.
(b) Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.


                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--87.9%

AIRLINES--0.6%
Southwest Airlines Co.                                45,000         $   549
                                                                     -------

ALUMINUM--0.8%
Alcoa, Inc.                                           19,000             694
                                                                     -------

ASSET MANAGEMENT & CUSTODY BANKS--1.9%
Bank of New York Mellon Corp.
  (The)                                               34,245           1,670
                                                                     -------

BREWERS--0.9%
Anheuser-Busch Cos., Inc.                             14,300             748
                                                                     -------

BROADCASTING & CABLE TV--3.5%
Comcast Corp. Class A(b)                             116,050           2,119
Liberty Media Corp. -
  Capital Class A(b)                                   8,395             978
                                                                     -------
                                                                       3,097
                                                                     -------

CATALOG RETAIL--0.9%
Liberty Media Corp. -
  Interactive Class A(b)                              40,975             782
                                                                     -------

COMPUTER HARDWARE--2.6%
Dell, Inc.(b)                                         32,700             802
Hewlett-Packard Co.                                   10,700             540
International Business
  Machines Corp.                                       8,200             886
                                                                     -------
                                                                       2,228
                                                                     -------

DATA PROCESSING & OUTSOURCED SERVICES--0.8%
Computer Sciences Corp.(b)                             5,700             282
Western Union Co. (The)                               17,700             430
                                                                     -------
                                                                         712
                                                                     -------

DIVERSIFIED BANKS--4.9%
U.S. Bancorp                                          16,700             530
Wachovia Corp.                                        58,800           2,236
Wells Fargo & Co.                                     48,600           1,467
                                                                     -------
                                                                       4,233
                                                                     -------

DIVERSIFIED CHEMICALS--2.5%
E.I. du Pont de Nemours & Co.                         48,900           2,156
                                                                     -------

DRUG RETAIL--1.9%
CVS Caremark Corp.                                    41,300           1,642
                                                                     -------

GOLD--0.2%
Newmont Mining Corp.                                   3,000             147
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
HEALTH CARE DISTRIBUTORS--1.4%
Cardinal Health, Inc.                                 20,800         $ 1,201
                                                                     -------
HEALTH CARE EQUIPMENT--0.6%
Boston Scientific Corp.                               46,400             540
                                                                     -------
HOME IMPROVEMENT RETAIL--0.6%
Home Depot, Inc. (The)                                 9,600             259
Lowe's Cos., Inc.                                     12,200             276
                                                                     -------
                                                                         535
                                                                     -------
HOUSEHOLD PRODUCTS--2.5%
Kimberly-Clark Corp.                                  20,100           1,394
Procter & Gamble Co. (The)                            11,300             829
                                                                     -------
                                                                       2,223
                                                                     -------
HYPERMARKETS & SUPER CENTERS--2.9%
Wal-Mart Stores, Inc.                                 53,300           2,533
                                                                     -------
INDUSTRIAL CONGLOMERATES--1.3%
General Electric Co.                                  31,200           1,157
                                                                     -------
INTEGRATED TELECOMMUNICATION SERVICES--4.8%
AT&T, Inc.                                            31,600           1,313
Verizon Communications, Inc.                          66,400           2,901
                                                                     -------
                                                                       4,214
                                                                     -------
INVESTMENT BANKING & BROKERAGE--1.5%
Bear Stearns Cos., Inc. (The)                          4,600             406
Merrill Lynch & Co., Inc.                             17,100             918
                                                                     -------
                                                                       1,324
                                                                     -------
LIFE & HEALTH INSURANCE--2.1%
AFLAC, Inc.                                            6,900             432
MetLife, Inc.                                         13,500             832
Torchmark Corp.                                        9,800             593
                                                                     -------
                                                                       1,857
                                                                     -------
MANAGED HEALTH CARE--0.8%
UnitedHealth Group, Inc.                               6,100             355
WellPoint, Inc.(b)                                     3,400             298
                                                                     -------
                                                                         653
                                                                     -------
MOVIES & ENTERTAINMENT--6.5%
News Corp. Class B                                    44,600             948
Time Warner, Inc.                                    124,800           2,061
Viacom, Inc. Class B(b)                               59,800           2,626
                                                                     -------
                                                                       5,635
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
MULTI-LINE INSURANCE--1.8%
American International Group,
  Inc.                                                15,100         $   880
Genworth Financial, Inc.
  Class A                                             12,000             306
Hartford Financial Services
  Group, Inc. (The)                                    3,900             340
                                                                     -------
                                                                       1,526
                                                                     -------
OTHER DIVERSIFIED FINANCIAL SERVICES--7.4%
Bank of America Corp.                                 71,500           2,950
Citigroup, Inc.                                       75,900           2,235
JPMorgan Chase & Co.                                  29,700           1,296
                                                                     -------
                                                                       6,481
                                                                     -------
PACKAGED FOODS & MEATS--2.4%
Kraft Foods, Inc. Class A                             54,924           1,792
Sara Lee Corp.                                        17,800             286
                                                                     -------
                                                                       2,078
                                                                     -------
PAPER PRODUCTS--3.9%
International Paper Co.                              104,400           3,380
                                                                     -------
PHARMACEUTICALS--13.0%
Abbott Laboratories                                   26,100           1,465
Bristol-Myers Squibb Co.                             105,400           2,795
Lilly (Eli) & Co.                                     26,900           1,436
Pfizer, Inc.                                          68,000           1,546
Schering-Plough Corp.                                 77,400           2,062
Wyeth                                                 47,200           2,086
                                                                     -------
                                                                      11,390
                                                                     -------
PROPERTY & CASUALTY INSURANCE--4.0%
Berkshire Hathaway, Inc.
  Class B(b)                                             100             474
Chubb Corp. (The)                                     39,700           2,167
MBIA, Inc.                                             5,700             106
Travelers Cos., Inc. (The)                            13,200             710
                                                                     -------
                                                                       3,457
                                                                     -------
REGIONAL BANKS--1.0%
PNC Financial Services Group,
  Inc. (The)                                          13,500             886
                                                                     -------
SEMICONDUCTOR EQUIPMENT--0.3%
KLA-Tencor Corp.                                       6,100             294
                                                                     -------
SEMICONDUCTORS--1.0%
Intel Corp.                                           21,400             570
Texas Instruments, Inc.                                9,300             311
                                                                     -------
                                                                         881
                                                                     -------


                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES







                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------


SOFT DRINKS--2.2%
Coca-Cola Co. (The)                                   31,400         $ 1,927
                                                                     -------
SPECIALTY CHEMICALS--0.9%
Rohm & Haas Co.                                       15,000             796
                                                                     -------
SYSTEMS SOFTWARE--0.6%
Microsoft Corp.                                       15,800             563
                                                                     -------
THRIFTS & MORTGAGE FINANCE--1.2%
Fannie Mae                                             6,800             272
Freddie Mac                                           23,600             804
                                                                     -------
                                                                       1,076
                                                                     -------
TOBACCO--1.7%
Altria Group, Inc.                                    19,900           1,504
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $73,164)                                             76,769
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--6.7%


COMMUNICATIONS EQUIPMENT--0.3%
Alcatel SA Sponsored ADR
  (France)                                             6,000              44
Telefonaktiebolaget LM Ericsson
  Sponsored ADR (Sweden)                               9,000             210
                                                                     -------
                                                                         254
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------

DIVERSIFIED BANKS--0.1%
Barclays plc Sponsored ADR
  (United Kingdom)                                     3,300         $   133
                                                                     -------
PACKAGED FOODS & MEATS--4.9%
Cadbury Schweppes plc
  Sponsored ADR
  (United Kingdom)                                    40,800           2,014
Unilever N.V. NY Registered
  Shares (Netherlands)                                61,600           2,246
                                                                     -------
                                                                       4,260
                                                                     -------
PHARMACEUTICALS--1.4%
GlaxoSmithKline plc Sponsored
  ADR (United Kingdom)                                16,800             846
Roche Holding AG Sponsored
  ADR (Switzerland)                                    4,600             393

                                                                       1,239
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,912)                                               5,886
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.6%
(IDENTIFIED COST $78,076)                                             82,655
----------------------------------------------------------------------------


                                                       PAR
                                                      VALUE           VALUE
                                                      (000)           (000)
                                                     -------        --------
SHORT-TERM INVESTMENTS--5.3%

FEDERAL AGENCY SECURITIES(d)--5.3%
FHLB
  3.250% due 1/2/08                                   $4,600         $ 4,600

TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $4,600)                                               4,600

TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $82,676)                                             87,255(a)

Other assets and liabilities, net--0.1%                                  117
                                                                     -------
NET ASSETS--100.0%                                                   $87,372
                                                                     =======

(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,948 and gross depreciation of $5,650 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $82,957.
(b)  Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign Security Country Determination" in the Notes to Financial Statements.
(d)  The rate shown is the discount rate.


                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES




                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DOMESTIC COMMON STOCKS--97.5%


ADVERTISING--0.1%
Interpublic Group of Cos.,
  Inc. (The)(b)                                        4,463         $    36
Omnicom Group, Inc.                                    3,108             148
                                                                     -------
                                                                         184
                                                                     -------

AEROSPACE & DEFENSE--2.8%
Boeing Co. (The)                                       7,360             644
General Dynamics Corp.                                 3,840             342
Goodrich Corp.                                         1,185              84
Honeywell International, Inc.                          7,083             436
L-3 Communications Holdings,
  Inc.                                                 1,193             126
Lockheed Martin Corp.                                  3,287             346
Northrop Grumman Corp.                                 3,210             252
Precision Castparts Corp.                              1,302             181
Raytheon Co.                                           4,080             248
Rockwell Collins, Inc.                                 1,550             111
United Technologies Corp.                              9,387             718
                                                                     -------
                                                                       3,488
                                                                     -------

AGRICULTURAL PRODUCTS--0.2%
Archer-Daniels-Midland Co.                             6,092             283
                                                                     -------

AIR FREIGHT & LOGISTICS--0.9%
Expeditors International of
   Washington, Inc.                                    2,020              90
FedEx Corp.                                            2,923             261
Robinson (C.H.) Worldwide, Inc.                        1,634              88
United Parcel Service, Inc.
  Class B                                              9,980             706
                                                                     -------
                                                                       1,145
                                                                     -------

AIRLINES--0.1%
Southwest Airlines Co.                                 6,970              85
                                                                     -------

ALUMINUM--0.2%
Alcoa, Inc.                                            8,050             294
                                                                     -------

APPAREL RETAIL--0.3%
Abercrombie & Fitch Co.
  Class A                                                821              66
Gap, Inc. (The)                                        4,420              94
Limited Brands, Inc.                                   2,950              56
TJX Cos., Inc. (The)                                   4,150             119
                                                                     -------
                                                                         335
                                                                     -------

APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
Coach, Inc.(b)                                         3,500             107
Jones Apparel Group, Inc.                                810              13
Liz Claiborne, Inc.                                      940              19
Polo Ralph Lauren Corp.                                  567              35
VF Corp.                                                 844              58
                                                                     -------
                                                                         232
                                                                     -------



APPLICATION SOFTWARE--0.4%
Adobe Systems, Inc.(b)                                 5,450         $   233
Autodesk, Inc.(b)                                      2,178             108
Citrix Systems, Inc.(b)                                1,800              69
Compuware Corp.(b)                                     2,720              24
Intuit, Inc.(b)                                        3,160             100
                                                                     -------
                                                                         534
                                                                     -------

ASSET MANAGEMENT & CUSTODY BANKS--1.3%
American Capital Strategies
  Ltd.                                                 1,820              60
Ameriprise Financial, Inc.                             2,200             121
Bank of New York Mellon Corp. (The)                   10,810             527
Federated Investors, Inc.
  Class B                                                829              34
Franklin Resources, Inc.                               1,536             176
Janus Capital Group, Inc.                              1,460              48
Legg Mason, Inc.                                       1,257              92
Northern Trust Corp.                                   1,813             139
State Street Corp.                                     3,687             299
T. Rowe Price Group, Inc.                              2,513             153
                                                                     -------
                                                                       1,649
                                                                     -------

AUTO PARTS & EQUIPMENT--0.2%
Johnson Controls, Inc.                                 5,640             203
WABCO Holdings, Inc.                                       1              --(f)
                                                                     -------
                                                                         203
                                                                     -------

AUTOMOBILE MANUFACTURERS--0.2%
Ford Motor Co.(b)                                     20,040             135
General Motors Corp.                                   5,353             133
                                                                     -------
                                                                         268
                                                                     -------

AUTOMOTIVE RETAIL--0.1%
AutoNation, Inc.(b)                                    1,330              21
AutoZone, Inc.(b)                                        434              52
                                                                     -------
                                                                          73
                                                                     -------

BIOTECHNOLOGY--1.1%
Amgen, Inc.(b)                                        10,330             480
Biogen Idec, Inc.(b)                                   2,790             159
Celgene Corp.(b)                                       3,660             169
Genzyme Corp.(b)                                       2,530             188
Gilead Sciences, Inc.(b)                               8,840             407
                                                                     -------
                                                                       1,403
                                                                     -------

BREWERS--0.3%
Anheuser-Busch Cos., Inc.                              6,970             365
Molson Coors Brewing Co.
  Class B                                              1,291              66
                                                                     -------
                                                                         431
                                                                     -------



BROADCASTING & CABLE TV--0.9%
CBS Corp. Class B                                      6,510         $   177
Clear Channel
  Communications, Inc.                                 4,713             163
Comcast Corp. Class A(b)                              29,180             533
DIRECTV Group, Inc. (The)(b)                           6,820             158
Scripps (E.W.) Co. (The)
  Class A                                                849              38
                                                                     -------
                                                                       1,069
                                                                     -------

BUILDING PRODUCTS--0.1%
Masco Corp.                                            3,500              76
Trane, Inc.                                            1,630              76
                                                                     -------
                                                                         152
                                                                     -------

CASINOS & GAMING--0.2%
Harrah's Entertainment, Inc.                           1,767             157
International Game Technology                          2,990             131
                                                                     -------
                                                                         288
                                                                     -------

COAL & CONSUMABLE FUELS--0.2%
Consol Energy, Inc.                                    1,723             123
Peabody Energy Corp.                                   2,507             155
                                                                     -------
                                                                         278
                                                                     -------

COMMERCIAL PRINTING--0.1%
RR Donnelley & Sons Co.                                2,040              77
                                                                     -------

COMMUNICATIONS EQUIPMENT--2.5%
Ciena Corp.(b)                                           808              28
Cisco Systems, Inc.(b)                                57,610           1,560
Corning, Inc.                                         14,960             359
JDS Uniphase Corp.(b)                                  2,080              28
Juniper Networks, Inc.(b)                              4,950             164
Motorola, Inc.                                        21,690             348
QUALCOMM, Inc.                                        15,540             611
Tellabs, Inc.                                          4,170              27
                                                                     -------
                                                                       3,125
                                                                     -------

COMPUTER & ELECTRONICS RETAIL--0.2%
Best Buy Co., Inc.                                     3,330             175
Circuit City Stores, Inc.                              1,595               7
GameStop Corp. Class A(b)                              1,510              94
RadioShack Corp.                                       1,240              21
                                                                     -------
                                                                         297
                                                                     -------

COMPUTER HARDWARE--4.0%
Apple, Inc.(b)                                         8,310           1,646
Dell, Inc.(b)                                         21,280             521
Hewlett-Packard Co.                                   24,480           1,236
International Business
  Machines Corp.                                      13,080           1,414
Sun Microsystems, Inc.(b)                              7,870             143
Teradata Corp.(b)                                      1,702              47
                                                                     -------
                                                                       5,007
                                                                     -------


                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES




                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------

COMPUTER STORAGE & PERIPHERALS--0.5%
EMC Corp.(b)                                          19,920         $   369
Lexmark International, Inc.
  Class A(b)                                             895              31
Network Appliance, Inc.(b)                             3,270              82
QLogic Corp.(b)                                        1,300              18
SanDisk Corp.(b)                                       2,160              72
                                                                     -------
                                                                         572
                                                                     -------

CONSTRUCTION & ENGINEERING--0.2%
Fluor Corp.                                              835             122
Jacobs Engineering
  Group, Inc.(b)                                       1,128             108
                                                                     -------
                                                                         230
                                                                     -------

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--1.0%
Caterpillar, Inc.                                      6,050             439
Cummins, Inc.                                            987             126
Deere & Co.                                            4,200             391
Manitowoc Co., Inc. (The)                              1,230              60
PACCAR, Inc.                                           3,523             192
Terex Corp.(b)                                           965              63
                                                                     -------
                                                                       1,271
                                                                     -------

CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.                                   1,030              81
                                                                     -------

CONSUMER ELECTRONICS--0.0%
Harman International Industries,
  Inc.                                                   570              42
                                                                     -------

CONSUMER FINANCE--0.7%
American Express Co.                                  11,100             578
Capital One Financial Corp.                            3,710             175
Discover Financial Services                            4,518              68
SLM Corp.                                              5,106             103
                                                                     -------
                                                                         924
                                                                     -------

DATA PROCESSING & OUTSOURCED SERVICES--0.8%
Affiliated Computer Services,
  Inc. Class A(b)                                        938              42
Automatic Data Processing,
  Inc.                                                 5,000             223
Computer Sciences Corp.(b)                             1,639              81
Convergys Corp.(b)                                     1,240              20
Electronic Data Systems Corp.                          4,860             101
Fidelity National Information
  Services, Inc.                                       1,609              67
Fiserv, Inc.(b)                                        1,579              88
Metavante Technologies, Inc.(b)                          861              20
Paychex, Inc.                                          3,170             115
Western Union Co. (The)                                7,130             173
                                                                     -------
                                                                         930
                                                                     -------

DEPARTMENT STORES--0.4%
Dillard's, Inc. Class A                                  540              10
Kohl's Corp.(b)                                        2,980             137
Macy's, Inc.                                           4,104             106
Nordstrom, Inc.                                        1,790              66
Penney (J.C.) Co., Inc.                                2,099              92
Sears Holdings Corp.(b)                                  690              70
                                                                     -------
                                                                         481
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
DISTILLERS & VINTNERS--0.1%
Brown-Forman Corp. Class B                               819         $    61
Constellation Brands, Inc.
  Class A(b)                                           1,828              43
                                                                     -------
                                                                         104
                                                                     -------

DISTRIBUTORS--0.1%
Genuine Parts Co.                                      1,613              75
                                                                     -------

DIVERSIFIED BANKS--1.8%
Comerica, Inc.                                         1,449              63
U.S. Bancorp                                          16,400             521
Wachovia Corp.                                        18,760             713
Wells Fargo & Co.                                     32,040             967
                                                                     -------
                                                                       2,264
                                                                     -------

DIVERSIFIED CHEMICALS--0.8%
Ashland, Inc.                                            529              25
Dow Chemical Co. (The)                                 8,992             355
E.I. du Pont de Nemours
  & Co.                                                8,540             377
Eastman Chemical Co.                                     770              47
Hercules, Inc.                                         1,103              21
PPG Industries, Inc.                                   1,554             109
                                                                     -------
                                                                         934
                                                                     -------

DIVERSIFIED COMMERCIAL &
PROFESSIONAL SERVICES--0.1%
Cintas Corp.                                           1,276              43
Equifax, Inc.                                          1,250              45
                                                                     -------
                                                                          88
                                                                     -------

DIVERSIFIED METALS & MINING--0.3%
Freeport-McMoRan Copper
  & Gold, Inc. (Indonesia)(c)                          3,613             370
Titanium Metals Corp.                                    830              22
                                                                     -------
                                                                         392
                                                                     -------

DIVERSIFIED REITS--0.1%
Vornado Realty Trust                                   1,266             111
                                                                     -------

DRUG RETAIL--0.7%
CVS Caremark Corp.                                    14,016             557
Walgreen Co.                                           9,404             358
                                                                     -------
                                                                         915
                                                                     -------

EDUCATION SERVICES--0.1%
Apollo Group, Inc. Class A(b)                          1,300              91
                                                                     -------

ELECTRIC UTILITIES--2.1%
Allegheny Energy, Inc.                                 1,569             100
American Electric Power Co.,
  Inc.                                                 3,800             177
Duke Energy Corp.                                     11,970             241
Edison International                                   3,083             165
Entergy Corp.                                          1,853             221
Exelon Corp.                                           6,270             512
FirstEnergy Corp.                                      2,884             209
FPL Group, Inc.                                        3,870             262
Pepco Holdings, Inc.                                   1,900              56



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
ELECTRIC UTILITIES--CONTINUED
Pinnacle West Capital Corp.                              949          $   40
PPL Corp.                                              3,530             184
Progress Energy, Inc.                                  2,451             119
Southern Co. (The)                                     7,210             279
                                                                     -------
                                                                       2,565
                                                                     -------

ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
Cooper Industries Ltd. Class A                         1,733              91
Emerson Electric Co.                                   7,497             425
Rockwell Automation, Inc.                              1,420              98
                                                                     -------
                                                                         614
                                                                     -------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.1%
Agilent Technologies, Inc.(b)                          3,659             134
                                                                     -------

ELECTRONIC MANUFACTURING SERVICES--0.2%
Jabil Circuit, Inc.                                    1,965              30
Molex, Inc.                                            1,360              37
Tyco Electronics Ltd.                                  4,706             175
                                                                     -------
                                                                         242
                                                                     -------

ENVIRONMENTAL & FACILITIES SERVICES--0.2%
Allied Waste Industries, Inc.(b)                       2,730              30
Waste Management, Inc.                                 4,830             158
                                                                     -------
                                                                         188
                                                                     -------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
Monsanto Co.                                           5,190             580
                                                                     -------

FOOD DISTRIBUTORS--0.1%
SYSCO Corp.                                            5,773             180
                                                                     -------

FOOD RETAIL--0.4%
Kroger Co. (The)                                       6,470             173
Safeway, Inc.                                          4,200             144
SUPERVALU, Inc.                                        1,989              74
Whole Foods Market, Inc.                               1,316              54
                                                                     -------
                                                                         445
                                                                     -------

FOOTWEAR--0.2%
NIKE, Inc. Class B                                     3,660             235
                                                                     -------

FOREST PRODUCTS--0.1%
Weyerhaeuser Co.                                       1,990             147
                                                                     -------

GAS UTILITIES--0.1%
Nicor, Inc.                                              427              18
Questar Corp.                                          1,632              88
                                                                     -------
                                                                         106
                                                                     -------

GENERAL MERCHANDISE STORES--0.4%
Big Lots, Inc.(b)                                        860              14
Family Dollar Stores, Inc.                             1,330              26
Target Corp.                                           7,890             394
                                                                     -------
                                                                         434
                                                                     -------

GOLD--0.2%
Newmont Mining Corp.                                   4,269             208
                                                                     -------



                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES







                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------

HEALTH CARE DISTRIBUTORS--0.4%
AmerisourceBergen Corp.                                1,590         $    71
Cardinal Health, Inc.                                  3,450             199
McKesson Corp.                                         2,750             180
Patterson Cos., Inc.(b)                                1,317              45
                                                                     -------
                                                                         495
                                                                     -------

HEALTH CARE EQUIPMENT--1.7%
Bard (C.R.), Inc.                                        977              93
Baxter International, Inc.                             6,020             350
Becton, Dickinson & Co.                                2,304             193
Boston Scientific Corp.                               12,740             148
Covidien Ltd.                                          4,706             208
Hospira, Inc.(b)                                       1,488              63
Medtronic, Inc.                                       10,734             540
St. Jude Medical, Inc.(b)                              3,227             131
Stryker Corp.                                          2,246             168
Varian Medical Systems, Inc.(b)                        1,197              62
Zimmer Holdings, Inc.(b)                               2,241             148
                                                                     -------
                                                                       2,104
                                                                     -------

HEALTH CARE FACILITIES--0.0%
Tenet Healthcare Corp.(b)                              4,485              23
                                                                     -------

HEALTH CARE SERVICES--0.5%
Express Scripts, Inc.(b)                               2,390             175
Laboratory Corp. of America
  Holdings(b)                                          1,113              84
Medco Health Solutions, Inc.(b)                        2,563             260
Quest Diagnostics, Inc.                                1,480              78
                                                                     -------
                                                                         597
                                                                     -------

HEALTH CARE TECHNOLOGY--0.0%
IMS Health, Inc.                                       1,846              43
                                                                     -------

HOME ENTERTAINMENT SOFTWARE--0.1%
Electronic Arts, Inc.(b)                               2,990             175
                                                                     -------

HOME FURNISHINGS--0.0%
Leggett & Platt, Inc.                                  1,620              28
                                                                     -------

HOME IMPROVEMENT RETAIL--0.7%
Home Depot, Inc. (The)                                16,030             432
Lowe's Cos., Inc.                                     13,890             314
Sherwin-Williams Co. (The)                               990              58
                                                                     -------
                                                                         804
                                                                     -------

HOMEBUILDING--0.1%
Centex Corp.                                           1,131              28
Horton (D.R.), Inc.                                    2,630              35
KB Home                                                  727              16
Lennar Corp. Class A                                   1,318              24
Pulte Homes, Inc.                                      2,011              21
                                                                     -------
                                                                         124
                                                                     -------

HOMEFURNISHING RETAIL--0.1%
Bed Bath & Beyond, Inc.(b)                             2,510              74
                                                                     -------

HOTELS, RESORTS & CRUISE LINES--0.3%
Carnival Corp.                                         4,130             184
Marriott International, Inc.
  Class A                                              2,970             101



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
HOTELS, RESORTS & CRUISE LINES--CONTINUED
Starwood Hotels & Resorts
  Worldwide, Inc.                                      1,890         $    83
Wyndham Worldwide Corp.                                1,691              40
                                                                     -------
                                                                         408
                                                                     -------

HOUSEHOLD APPLIANCES--0.1%
Black & Decker Corp. (The)                               590              41
Snap-On, Inc.                                            549              26
Stanley Works (The)                                      777              38
Whirlpool Corp.                                          747              61
                                                                     -------
                                                                         166
                                                                     -------

HOUSEHOLD PRODUCTS--2.4%
Clorox Co. (The)                                       1,310              86
Colgate-Palmolive Co.                                  4,827             376
Kimberly-Clark Corp.                                   4,036             280
Procter & Gamble Co. (The)                            29,490           2,165
                                                                     -------
                                                                       2,907
                                                                     -------

HOUSEWARES & SPECIALTIES--0.1%
Fortune Brands, Inc.                                   1,446             105
Newell Rubbermaid, Inc.                                2,650              68
                                                                     -------
                                                                         173
                                                                     -------

HUMAN RESOURCES & EMPLOYMENT SERVICES--0.1%
Monster Worldwide, Inc.(b)                             1,210              39
Robert Half International, Inc.                        1,552              42
                                                                     -------
                                                                          81
                                                                     -------

HYPERMARKETS & SUPER CENTERS--1.1%
Costco Wholesale Corp.                                 4,120             287
Wal-Mart Stores, Inc.                                 22,440           1,067
                                                                     -------
                                                                       1,354
                                                                     -------

INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.3%
AES Corp. (The)                                        6,360             136
Constellation Energy Group,
  Inc.                                                 1,710             175
Dynegy, Inc. Class A(b)                                4,690              34
                                                                     -------
                                                                         345
                                                                     -------

INDUSTRIAL CONGLOMERATES--3.6%
3M Co.                                                 6,775             571
General Electric Co.(d)                               95,970           3,558
Textron, Inc.                                          2,364             168
Tyco International Ltd.                                4,706             187
                                                                     -------
                                                                       4,484
                                                                     -------

INDUSTRIAL GASES--0.4%
Air Products and Chemicals,
  Inc.                                                 2,050             202
Praxair, Inc.                                          3,000             266
                                                                     -------
                                                                         468
                                                                     -------

INDUSTRIAL MACHINERY--0.7%
Danaher Corp.                                          2,400             211
Dover Corp.                                            1,890              87
Eaton Corp.                                            1,386             134



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
INDUSTRIAL MACHINERY--CONTINUED
Illinois Tool Works, Inc.                              3,930         $   210
ITT Corp.                                              1,720             114
Pall Corp.                                             1,161              47
Parker Hannifin Corp.                                  1,600             120
                                                                     -------
                                                                         923
                                                                     -------

INDUSTRIAL REITS--0.1%
ProLogis                                               2,428             154
                                                                     -------

INSURANCE BROKERS--0.2%
AON Corp.                                              2,779             132
Marsh & McLennan Cos., Inc.                            4,940             131
                                                                     -------
                                                                         263
                                                                     -------

INTEGRATED OIL & GAS--7.7%
Chevron Corp.                                         20,050           1,871
ConocoPhillips                                        15,190           1,341
Exxon Mobil Corp.(d)                                  51,880           4,861
Hess Corp.                                             2,619             264
Marathon Oil Corp.                                     6,740             410
Murphy Oil Corp.                                       1,780             151
Occidental Petroleum Corp.                             7,863             606
                                                                     -------
                                                                       9,504
                                                                     -------

INTEGRATED TELECOMMUNICATION SERVICES--3.2%
AT&T, Inc.                                            57,590           2,393
CenturyTel, Inc.                                       1,059              44
Citizens Communications Co.                            3,110              40
Embarq Corp.                                           1,445              72
Qwest Communications
  International, Inc.(b)                              14,910             104
Verizon Communications, Inc.                          27,469           1,200
Windstream Corp.                                       4,511              59
                                                                     -------
                                                                       3,912
                                                                     -------

INTERNET RETAIL--0.3%
Amazon.com, Inc.(b)                                    2,920             271
Expedia, Inc.(b)                                       1,970              62
IAC/InterActiveCorp.(b)                                1,750              47
                                                                     -------
                                                                         380
                                                                     -------

INTERNET SOFTWARE & SERVICES--1.9%
Akamai Technologies, Inc.(b)                           1,561              54
eBay, Inc.(b)                                         10,798             358
Google, Inc. Class A(b)                                2,186           1,512
VeriSign, Inc.(b)                                      2,100              79
Yahoo!, Inc.(b)                                       12,690             295
                                                                     -------
                                                                       2,298
                                                                     -------

INVESTMENT BANKING & BROKERAGE--2.0%
Bear Stearns Cos., Inc. (The)                          1,099              97
Charles Schwab Corp. (The)                             8,890             227
E*TRADE Financial Corp.(b)                             4,025              14
Goldman Sachs Group, Inc. (The)                        3,780             813
Lehman Brothers Holdings, Inc.                         5,024             329
Merrill Lynch & Co., Inc.                              8,130             437
Morgan Stanley                                        10,080             535
                                                                     -------
                                                                       2,452
                                                                     -------

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------

IT CONSULTING & OTHER SERVICES--0.1%
Cognizant Technology
  Solutions Corp. Class A(b)                           2,760         $    94
Unisys Corp.(b)                                        3,312              15
                                                                     -------
                                                                         109
                                                                     -------

LEISURE PRODUCTS--0.1%
Brunswick Corp.                                          842              14
Hasbro, Inc.                                           1,400              36
Mattel, Inc.                                           3,480              66
                                                                     -------
                                                                         116
                                                                     -------

LIFE & HEALTH INSURANCE--1.3%
AFLAC, Inc.                                            4,628             290
Lincoln National Corp.                                 2,562             149
MetLife, Inc.                                          7,031             433
Principal Financial Group,
  Inc. (The)                                           2,480             171
Prudential Financial, Inc.                             4,310             401
Torchmark Corp.                                          904              55
Unum Group                                             3,415              81
                                                                     -------
                                                                       1,580
                                                                     -------

LIFE SCIENCES TOOLS & SERVICES--0.3%
Applera Corp. - Applied
  Biosystems Group                                     1,600              54
Millipore Corp.(b)                                       511              38
PerkinElmer, Inc.                                      1,148              30
Thermo Fisher Scientific, Inc.(b)                      4,010             231
Waters Corp.(b)                                          945              75
                                                                     -------
                                                                         428
                                                                     -------

MANAGED HEALTH CARE--1.5%
Aetna, Inc.                                            4,750             274
CIGNA Corp.                                            2,650             142
Coventry Health Care, Inc.(b)                          1,480              88
Humana, Inc.(b)                                        1,590             120
UnitedHealth Group, Inc.                              12,270             714
WellPoint, Inc.(b)                                     5,415             475
                                                                     -------
                                                                       1,813
                                                                     -------

METAL & GLASS CONTAINERS--0.1%
Ball Corp.                                               967              43
Pactiv Corp.(b)                                        1,234              33
                                                                     -------
                                                                          76
                                                                     -------

MOTORCYCLE MANUFACTURERS--0.1%
Harley-Davidson, Inc.                                  2,290             107
                                                                     -------

MOVIES & ENTERTAINMENT--1.5%
News Corp. Class A                                    21,970             450
Time Warner, Inc.                                     34,320             567
Viacom, Inc. Class B(b)                                6,230             273
Walt Disney Co. (The)                                 18,080             584
                                                                     -------
                                                                       1,874
                                                                     -------

MULTI-LINE INSURANCE--1.7%
American International Group, Inc.                    24,080           1,404
Assurant, Inc.                                           914              61
Genworth Financial, Inc.
  Class A                                              4,190             106


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
MULTI-LINE INSURANCE--CONTINUED
Hartford Financial Services
  Group, Inc. (The)                                    2,980         $   260
Loews Corp.                                            4,170             210
                                                                     -------
                                                                       2,041
                                                                     -------

MULTI-SECTOR HOLDINGS--0.1%
Leucadia National Corp.                                1,610              76
                                                                     -------

MULTI-UTILITIES--1.1%
Ameren Corp.                                           1,965             107
CenterPoint Energy, Inc.                               3,035              52
CMS Energy Corp.                                       2,125              37
Consolidated Edison, Inc.                              2,557             125
Dominion Resources, Inc.                               5,550             263
DTE Energy Co.                                         1,550              68
Integrys Energy Group, Inc.                              717              37
NiSource, Inc.                                         2,593              49
PG&E Corp.                                             3,345             144
Public Service Enterprise
  Group, Inc.                                          2,407             236
Sempra Energy                                          2,497             155
TECO Energy, Inc.                                      1,993              34
Xcel Energy, Inc.                                      3,974              90
                                                                     -------
                                                                       1,397
                                                                     -------

OFFICE ELECTRONICS--0.1%
Xerox Corp.                                            8,780             142
                                                                     -------

OFFICE REITS--0.1%
Boston Properties, Inc.                                1,127             103
                                                                     -------

OFFICE SERVICES & SUPPLIES--0.1%
Avery Dennison Corp.                                   1,009              54
Pitney Bowes, Inc.                                     2,079              79
                                                                     -------
                                                                         133
                                                                     -------

OIL & GAS DRILLING--0.6%
ENSCO International, Inc.                              1,401              84
Noble Corp.                                            2,536             143
Rowan Cos., Inc.                                       1,048              42
Transocean, Inc.                                       3,020             432
                                                                     -------
                                                                         701
                                                                     -------

OIL & GAS EQUIPMENT & SERVICES--1.0%
Baker Hughes, Inc.                                     3,031             246
BJ Services Co.                                        2,760              67
Halliburton Co.                                        8,370             317
National Oilwell Varco, Inc.(b)                        3,390             249
Smith International, Inc.                              1,897             140
Weatherford International
  Ltd.(b)                                              3,191             219
                                                                     -------
                                                                       1,238
                                                                     -------

OIL & GAS EXPLORATION & PRODUCTION--1.5%
Anadarko Petroleum Corp.                               4,430             291
Apache Corp.                                           3,134             337
Chesapeake Energy Corp.                                4,310             169
Devon Energy Corp.                                     4,222             375
EOG Resources, Inc.                                    2,340             209
Noble Energy, Inc.                                     1,630             130



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
OIL & GAS EXPLORATION & PRODUCTION--CONTINUED
Range Resources Corp.                                  1,420         $    73
XTO Energy, Inc.                                       4,590             236
                                                                     -------
                                                                       1,820
                                                                     -------

OIL & GAS REFINING & MARKETING--0.4%
Sunoco, Inc.                                           1,139              83
Tesoro Corp.                                           1,300              62
Valero Energy Corp.                                    5,242             367
                                                                     -------
                                                                         512
                                                                     -------

OIL & GAS STORAGE & TRANSPORTATION--0.4%
El Paso Corp.                                          6,650             115
Spectra Energy Corp.                                   5,978             154
Williams Cos., Inc. (The)                              5,640             202
                                                                     -------
                                                                         471
                                                                     -------

OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
Bank of America Corp.                                 42,150           1,739
Citigroup, Inc.                                       47,410           1,396
JPMorgan Chase & Co.                                  31,900           1,392
                                                                     -------
                                                                       4,527
                                                                     -------

PACKAGED FOODS & MEATS--1.2%
Campbell Soup Co.                                      2,127              76
ConAgra Foods, Inc.                                    4,636             110
Dean Foods Co.                                         1,230              32
General Mills, Inc.                                    3,210             183
Heinz (H.J.) Co.                                       3,021             141
Hershey Co. (The)                                      1,601              63
Kellogg Co.                                            2,511             132
Kraft Foods, Inc. Class A                             14,690             479
McCormick & Co., Inc.                                  1,232              47
Sara Lee Corp.                                         6,858             110
Tyson Foods, Inc. Class A                              2,604              40
Wrigley (Wm.) Jr. Co.                                  2,057             120
                                                                     -------
                                                                       1,533
                                                                     -------

PAPER PACKAGING--0.0%
Bemis Co., Inc.                                          950              26
Sealed Air Corp.                                       1,529              35
                                                                     -------
                                                                          61
                                                                     -------

PAPER PRODUCTS--0.2%
International Paper Co.                                4,067             132
MeadWestvaco Corp.                                     1,745              54
                                                                     -------
                                                                         186
                                                                     -------

PERSONAL PRODUCTS--0.2%
Avon Products, Inc.                                    4,070             161
Estee Lauder Cos., Inc. (The)
  Class A                                              1,086              47
                                                                     -------
                                                                         208
                                                                     -------

PHARMACEUTICALS--6.2%
Abbott Laboratories                                   14,670             824
Allergan, Inc.                                         2,909             187
Barr Pharmaceuticals, Inc.(b)                          1,015              54
Bristol-Myers Squibb Co.                              18,790             498
Forest Laboratories, Inc.(b)                           2,960             108
Johnson & Johnson                                     27,170           1,812


                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES




                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------

PHARMACEUTICALS--CONTINUED
King Pharmaceuticals, Inc.(b)                          2,305         $    24
Lilly (Eli) & Co.                                      9,370             500
Merck & Co., Inc.                                     20,670           1,201
Mylan, Inc.                                            2,870              40
Pfizer, Inc.                                          64,850           1,474
Schering-Plough Corp.                                 15,380             410
Watson Pharmaceuticals, Inc.(b)                          970              26
Wyeth                                                 12,727             563
                                                                     -------
                                                                       7,721
                                                                     -------

PHOTOGRAPHIC PRODUCTS--0.0%
Eastman Kodak Co.                                      2,722              60
                                                                     -------

PROPERTY & CASUALTY INSURANCE--0.9%
Allstate Corp. (The)                                   5,420             283
AMBAC Financial Group, Inc.                              965              25
Chubb Corp. (The)                                      3,640             199
Cincinnati Financial Corp.                             1,580              63
MBIA, Inc.                                             1,198              22
Progressive Corp. (The)                                6,630             127
Safeco Corp.                                             900              50
Travelers Cos., Inc. (The)                             6,120             329
                                                                     -------
                                                                       1,098
                                                                     -------

PUBLISHING--0.3%
Gannett Co., Inc.                                      2,205              86
Gemstar-TV Guide
  International, Inc.(b)                                 247               1
McGraw-Hill Cos., Inc. (The)                           3,120             137
Meredith Corp.                                           369              20
New York Times Co. (The)
  Class A                                              1,362              24
Washington Post Co. (The)
  Class B                                                100              79
                                                                     -------
                                                                         347
                                                                     -------

RAILROADS--0.7%
Burlington Northern Santa Fe
  Corp.                                                2,844             237
CSX Corp.                                              3,990             175
Norfolk Southern Corp.                                 3,680             186
Union Pacific Corp.                                    2,490             313
                                                                     -------
                                                                         911
                                                                     -------

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
CB Richard Ellis Group, Inc.
  Class A(b)                                           1,866              40
                                                                     -------

REGIONAL BANKS--1.1%
BB&T Corp.                                             5,224             160
Commerce Bancorp, Inc.                                 1,850              71
Fifth Third Bancorp                                    5,071             127
First Horizon National Corp.                           1,190              22
Huntington Bancshares, Inc.                            3,464              51
KeyCorp                                                3,685              86
M&T Bank Corp.                                           718              59
Marshall & Ilsley Corp.                                2,440              65
National City Corp.                                    6,020              99
PNC Financial Services Group,
  Inc. (The)                                           3,320             218
Regions Financial Corp.                                6,600             156



                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
REGIONAL BANKS--CONTINUED
SunTrust Banks, Inc.                                   3,304         $   206
Zions Bancorp                                          1,018              48
                                                                     -------
                                                                       1,368
                                                                     -------

RESIDENTIAL REITS--0.2%
Apartment Investment
  & Management Co. Class A                               920              32
AvalonBay Communities, Inc.                              755              71
Equity Residential                                     2,570              94
                                                                     -------
                                                                         197
                                                                     -------

RESTAURANTS--0.8%
Darden Restaurants, Inc.                               1,338              37
McDonald's Corp.                                      11,230             662
Starbucks Corp.(b)                                     6,940             142
Wendy's International, Inc.                              826              21
Yum! Brands, Inc.                                      4,830             185
                                                                     -------
                                                                       1,047
                                                                     -------

RETAIL REITS--0.3%
Developers Diversified Realty
  Corp.                                                1,182              45
General Growth Properties, Inc.                        2,325              96
Kimco Realty Corp.                                     2,387              87
Simon Property Group, Inc.                             2,114             184
                                                                     -------
                                                                         412
                                                                     -------

SEMICONDUCTOR EQUIPMENT--0.5%
Applied Materials, Inc.                               13,090             233
KLA-Tencor Corp.                                       1,730              83
MEMC Electronic Materials,
  Inc.(b)                                              2,180             193
Novellus Systems, Inc.(b)                              1,100              30
Teradyne, Inc.(b)                                      1,650              17
                                                                     -------
                                                                         556
                                                                     -------

SEMICONDUCTORS--2.2%
Advanced Micro Devices, Inc.(b)                        5,730              43
Altera Corp.                                           3,190              62
Analog Devices, Inc.                                   2,880              91
Broadcom Corp. Class A(b)                              4,470             117
Intel Corp.                                           55,520           1,480
Linear Technology Corp.                                2,101              67
LSI Corp.                                              6,700              36
Microchip Technology, Inc.                             2,030              64
Micron Technology, Inc.(b)                             7,220              52
National Semiconductor Corp.                           2,230              50
NVIDIA Corp.(b)                                        5,280             180
Texas Instruments, Inc.                               13,280             443
Xilinx, Inc.                                           2,801              61
                                                                     -------
                                                                       2,746
                                                                     -------

SOFT DRINKS--2.0%
Coca-Cola Co. (The)                                   18,870           1,158
Coca-Cola Enterprises, Inc.                            2,699              70
Pepsi Bottling Group, Inc.
  (The)                                                1,327              52
PepsiCo, Inc.                                         15,293           1,161
                                                                     -------
                                                                       2,441
                                                                     -------


                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------
SPECIALIZED CONSUMER SERVICES--0.0%
Block (H&R), Inc.                                      3,073         $    57
                                                                     -------

SPECIALIZED FINANCE--0.7%
CIT Group, Inc.                                        1,815              44
CME Group, Inc.                                          503             345
IntercontinentalExchange,
  Inc.(b)                                                660             127
Moody's Corp.                                          2,040              73
NYSE Euronext                                          2,520             221
                                                                     -------
                                                                         810
                                                                     -------

SPECIALIZED REITS--0.2%
Host Hotels & Resorts, Inc.                            4,939              84
Plum Creek Timber Co., Inc.                            1,653              76
Public Storage, Inc.                                   1,162              86
                                                                     -------
                                                                         246
                                                                     -------

SPECIALTY CHEMICALS--0.2%
Ecolab, Inc.                                           1,649              85
International Flavors
  & Fragrances, Inc.                                     770              37
Rohm & Haas Co.                                        1,190              63
Sigma-Aldrich Corp.                                    1,243              68
                                                                     -------
                                                                         253
                                                                     -------

SPECIALTY STORES--0.2%
Office Depot, Inc.(b)                                  2,582              36
OfficeMax, Inc.                                          713              15
Staples, Inc.                                          6,710             155
Tiffany & Co.                                          1,294              59
                                                                     -------
                                                                         265
                                                                     -------

STEEL--0.3%
Allegheny Technologies, Inc.                             967              84
Nucor Corp.                                            2,725             161
United States Steel Corp.                              1,120             135
                                                                     -------
                                                                         380
                                                                     -------

SYSTEMS SOFTWARE--3.1%
BMC Software, Inc.(b)                                  1,860              66
CA, Inc.                                               3,720              93
Microsoft Corp.                                       76,400           2,720
Novell, Inc.(b)                                        3,311              23
Oracle Corp.(b)                                       37,450             845
Symantec Corp.(b)                                      8,240             133
                                                                     -------
                                                                       3,880
                                                                     -------

THRIFTS & MORTGAGE FINANCE--0.7%
Countrywide Financial Corp.                            5,500              49
Fannie Mae                                             9,290             372
Freddie Mac                                            6,280             214
Hudson City Bancorp, Inc.                              4,940              74
MGIC Investment Corp.                                    776              17
Sovereign Bancorp, Inc.                                3,401              39
Washington Mutual, Inc.                                8,250             112
                                                                     -------
                                                                         877
                                                                     -------

TIRES & RUBBER--0.1%
Goodyear Tire & Rubber Co.
  (The)(b)                                             2,280              64
                                                                     -------



                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES




                                                                      VALUE
                                                     SHARES           (000)
                                                     -------        --------

TOBACCO--1.4%
Altria Group, Inc.                                    20,000         $ 1,511
Reynolds American, Inc.                                1,619             107
UST, Inc.                                              1,490              82
                                                                     -------
                                                                       1,700
                                                                     -------

TRADING COMPANIES & DISTRIBUTORS--0.0%
Grainger (W.W.), Inc.                                    640              56
                                                                     -------

TRUCKING--0.0%
Ryder System, Inc.                                       566              27
                                                                     -------

WIRELESS TELECOMMUNICATION SERVICES--0.4%
American Tower Corp. Class A                           3,840             163
Sprint Nextel Corp.                                   27,010             355
                                                                     -------
                                                                         518
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $89,506)                                            120,551
----------------------------------------------------------------------------
FOREIGN COMMON STOCKS(c)--1.3%


INDUSTRIAL MACHINERY--0.1%
Ingersoll-Rand Co., Ltd. Class A
  (United States)                                      2,590             120
                                                                     -------

OIL & GAS DRILLING--0.1%
Nabors Industries Ltd.
  (United States)(b)                                   2,690              74
                                                                     -------

OIL & GAS EQUIPMENT & SERVICES--0.9%
Schlumberger Ltd.
  (Netherlands)                                       11,360           1,118
                                                                     -------

PROPERTY & CASUALTY INSURANCE--0.2%
ACE Ltd. (United States)                               3,114             192
XL Capital Ltd. Class A
  (United States)                                      1,690              85
                                                                     -------
                                                                         277
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $773)                                                 1,589
----------------------------------------------------------------------------



RIGHTS--0.0%


COMPUTER STORAGE & PERIPHERALS--0.0%
Seagate Technology Tax Refund
  Rights(b)(e)                                         7,900         $     0
----------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                       0
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.8%
(IDENTIFIED COST $90,279)                                            122,140
----------------------------------------------------------------------------

                                                       PAR
                                                      VALUE
                                                      (000)
                                                     -------

SHORT-TERM INVESTMENTS--1.2%

REPURCHASE AGREEMENTS--1.2%
State Street Bank and
Trust Co. repurchase
agreement 1.10% dated
12/31/07, due 1/2/08,
repurchase price $1,520
collateralized by U.S.
Treasury Bond 5%,
5/15/37 market value
$1,551                                                $1,520           1,520
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,520)                                               1,520
----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $91,799)                                            123,660(a)

Other assets and liabilities, net--0.0%                                  (16)
                                                                    --------
NET ASSETS--100.0%                                                  $123,644
                                                                    ========


At December 31, 2007, the Fund had entered into futures contracts as follows (reported in 000's):

                                                                Value of              Market        Unrealized
                                               Number of         Contracts           Value of      Appreciation
                           Expiration Date      Contracts       When Opened         Contracts     (Depreciation)
                          ----------------     ----------      -------------      ------------    --------------
S&P 500(R) Index             March-08               23             $1,700            $1,699            $(1)

(a) Federal Income Tax Information (reported in 000's): Net unrealized appreciation of investment securities is comprised of gross appreciation of $33,799 and gross depreciation of $4,865 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $94,726.
(b)  Non-income producing.
(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.
(d)  All or a portion segregated as collateral for futures contracts.
(e) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2007, this security amounted to a value of $0 or 0% of (reported in 000's) net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(f)  Value less than $1,000.

                        See Notes to Financial Statements

                         THIS PAGE INTENTIONALLY BLANK.

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

(Reported in thousands except per share amounts)



                                                              CAPITAL GROWTH   GROWTH AND INCOME  MID-CAP GROWTH  MONEY MARKET
                                                                  SERIES             SERIES           SERIES         SERIES
                                                              --------------   -----------------  --------------  ------------
ASSETS
  Investment securities at value+@ ........................      $ 426,798          $158,490         $ 87,509       $167,856
  Foreign currency at value* ..............................             --                --               --             --
  Cash ....................................................              1                --               --#            13
  Receivables
    Investment securities sold ............................             --               354              363              3
    Fund shares sold ......................................             --#              173               --#         1,317
    Dividends .............................................            324               186               28             --
    Interest ..............................................             --                --               --#           435
    Tax reclaims ..........................................              9                --               --             --
  Prepaid expenses ........................................             38                16                8             14
  Other assets ............................................             31                12                7             13
                                                                 ---------          --------         --------       --------
           Total assets ...................................        427,201           159,231           87,915        169,651
                                                                 ---------          --------         --------       --------
LIABILITIES
  Cash overdraft ..........................................             --                 1               --             --
  Payables
    Fund shares repurchased ...............................            221                --              106             88
    Investment securities purchased .......................             --                --              444             --
    Upon return of securities loaned ......................         25,980                --               --             --
    Investment advisory fee ...............................            234                79               60             58
    Administration fee ....................................             29                11                6              5
    Service fee ...........................................             23                 9                5              9
    Trustees' fee .........................................              9                 4                2              4
    Trustee deferred compensation plan ....................             31                12                7             13
    Professional fee ......................................             28                26               25             23
    Unrealized depreciation on forward currency contracts .             --                --               --             --
    Other accrued expenses ................................             34                15                7             14
                                                                 ---------          --------         --------       --------
           Total liabilities ..............................         26,589               157              662            214
                                                                 ---------          --------         --------       --------
NET ASSETS ................................................      $ 400,612          $159,074         $ 87,253       $169,437
                                                                 =========          ========         ========       ========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........      $ 617,818          $121,941         $173,269       $169,444
  Undistributed net investment income
    (accumulated net investment loss) .....................             57               198               (8)            --#
  Accumulated net realized gain (loss) ....................       (287,829)              964          (94,817)            (7)
  Net unrealized appreciation (depreciation) ..............         70,566            35,971            8,809             --
                                                                 ---------          --------         --------       --------
NET ASSETS ................................................      $ 400,612          $159,074         $ 87,253       $169,437
                                                                 =========          ========         ========       ========
  Net asset value and offering price per share ............      $   16.81          $  14.94         $  16.40       $  10.00
                                                                 =========          ========         ========       ========
  Shares of beneficial interest outstanding, $1 par value,
    unlimited authorization ...............................         23,838            10,647            5,321         16,944
                                                                 =========          ========         ========       ========
 +Investment securities at cost ...........................        356,232           122,519           78,700        167,856
 *Foreign currency at cost ................................             --                --               --             --
 @Including market value of securities on loan ............         33,609                --               --             --
 #Amount is less than $1,000.




                                                                MULTI-SECTOR   MULTI-SECTOR                            ABERDEEN
                                                                FIXED INCOME  SHORT TERM BOND  STRATEGIC ALLOCATION  INTERNATIONAL
                                                                   SERIES         SERIES             SERIES             SERIES
                                                              --------------  ---------------  --------------------  -------------
ASSETS
  Investment securities at value+@ ........................       $282,212       $43,985            $270,246           $504,910
  Foreign currency at value* ..............................              3            46                  --#             1,154
  Cash ....................................................            961           164                  21                  2
  Receivables
    Investment securities sold ............................            456           169                  40                 --
    Fund shares sold ......................................             77            --                  --                 --
    Dividends .............................................             67             3                 188                984
    Interest ..............................................          3,540           380                 918                 --
    Tax reclaims ..........................................             --            --                  --                198
  Prepaid expenses ........................................             22             4                  26                 42
  Other assets ............................................             19             3                  21                 38
                                                                  --------       -------            --------           --------
           Total assets ...................................        287,357        44,754             271,460            507,328
                                                                  --------       -------            --------           --------
LIABILITIES
  Cash overdraft ..........................................             --            --                  --                 --
  Payables
    Fund shares repurchased ...............................            488            91                 152              1,147
    Investment securities purchased .......................          2,654           415                 212              2,378
    Upon return of securities loaned ......................         33,024            --                 174              1,386
    Investment advisory fee ...............................            106            12                 138                308
    Administration fee ....................................             17             3                  19                 34
    Service fee ...........................................             14             2                  15                 28
    Trustees' fee .........................................              6             1                   6                 11
    Trustee deferred compensation plan ....................             19             3                  21                 38
    Professional fee ......................................             28            29                  29                 27
    Unrealized depreciation on forward currency contracts .            101            18                  --                 --
    Other accrued expenses ................................             33            12                  41                 58
                                                                  --------       -------            --------           --------
           Total liabilities ..............................         36,490           586                 807              5,415
                                                                  --------       -------            --------           --------
NET ASSETS ................................................       $250,867       $44,168            $270,653           $501,913
                                                                  ========       =======            ========           ========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........       $269,703       $44,934            $240,321           $373,992
  Undistributed net investment income
    (accumulated net investment loss) .....................          2,144           363                 962                428
  Accumulated net realized gain (loss) ....................        (19,026)         (502)              1,907             18,424
  Net unrealized appreciation (depreciation) ..............         (1,954)         (627)             27,463            109,069
                                                                  --------       -------            --------           --------
NET ASSETS ................................................       $250,867       $44,168            $270,653           $501,913
                                                                  ========       =======            ========           ========
  Net asset value and offering price per share ............       $   9.09       $  9.87            $  12.95           $  19.14
                                                                  ========       =======            ========           ========
  Shares of beneficial interest outstanding, $1 par value,
    unlimited authorization ...............................         27,613         4,477              20,894             26,219
                                                                  ========       =======            ========           ========
 +Investment securities at cost ...........................        284,076        44,594             242,785            395,834
 *Foreign currency at cost ................................              3            46                  --              1,154
 @Including market value of securities on loan ............         31,536            --                 169              1,300
 #Amount is less than $1,000.




                                                                    ALGER
                                                              SMALL-CAP GROWTH
                                                                    SERIES
                                                              ----------------
ASSETS
  Investment securities at value+@ ........................        $55,879
  Foreign currency at value* ..............................             --
  Cash ....................................................             38
  Receivables
    Investment securities sold ............................            404
    Fund shares sold ......................................             18
    Dividends .............................................             18
    Interest ..............................................             --
    Tax reclaims ..........................................             --
  Prepaid expenses ........................................              5
  Other assets ............................................              4
                                                                   -------
           Total assets ...................................         56,366
                                                                   -------
LIABILITIES
  Cash overdraft ..........................................             --
  Payables
    Fund shares repurchased ...............................             71
    Investment securities purchased .......................            450
    Upon return of securities loaned ......................             --
    Investment advisory fee ...............................             31
    Administration fee ....................................              4
    Service fee ...........................................              3
    Trustees' fee .........................................              1
    Trustee deferred compensation plan ....................              4
    Professional fee ......................................             28
    Unrealized depreciation on forward currency contracts .             --
    Other accrued expenses ................................              6
                                                                   -------
           Total liabilities ..............................            598
                                                                   -------
NET ASSETS ................................................        $55,768
                                                                   =======
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........        $42,738
  Undistributed net investment income
    (accumulated net investment loss) .....................             (7)
  Accumulated net realized gain (loss) ....................          1,157
  Net unrealized appreciation (depreciation) ..............         11,880
                                                                  -------
NET ASSETS ................................................        $55,768
                                                                   =======
  Net asset value and offering price per share ............        $ 17.85
                                                                   =======
  Shares of beneficial interest outstanding, $1 par value,
    unlimited authorization ...............................          3,124
                                                                   =======
 +Investment securities at cost ...........................         43,999
 *Foreign currency at cost ................................             --
 @Including market value of securities on loan ............             --
 #Amount is less than $1,000.

                        See Notes to Financial Statements

                                   96 and 97

                          THE PHOENIX EDGE SERIES FUND
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2007

(Reported in thousands except per share amounts)


                                                                                 S&P               S&P                  S&P
                                                       DUFF & PHELPS         DYNAMIC ASSET      DYNAMIC ASSET       DYNAMIC ASSET
                                                  REAL ESTATE SECURITIES  ALLOCATION SERIES:  ALLOCATION SERIES:  ALLOCATION SERIES:
                                                           SERIES         AGGRESSIVE GROWTH        GROWTH              MODERATE
                                                  ----------------------  ------------------  ------------------  ------------------
ASSETS
  Investment securities at value+ ..................       $133,700             $23,279            $ 36,278            $7,338
  Cash .............................................             --                  26                   4                22
  Receivables
    Investment securities sold .....................            140                  21                  41                32
    Fund shares sold ...............................          1,038                 164                  10                --
    Receivable from adviser ........................             --                  --                  --                 6
    Dividends ......................................            983                 198                 268                40
    Interest .......................................             --                  --                  --                --
  Prepaid expenses .................................             14                   2                   2                --
  Other assets .....................................             10                   2                   3                 1
                                                           --------             -------            --------            ------
           Total assets ............................        135,885              23,692              36,606             7,439
                                                           --------             -------            --------            ------
LIABILITIES
  Payables
    Fund shares repurchased ........................             --                   2                   3                 8
    Investment securities purchased ................            589                 232                 372                68
    Investment advisory fee ........................             87                   2                   2                --
    Administration fee .............................             10                   2                   2                --
    Service fee ....................................              8                   1                   2                --
    Trustees' fee ..................................              4                   1                   1                --
    Trustee deferred compensation plan .............             10                   2                   3                 1
    Professional fee ...............................             25                  17                  17                17
    Distribution and service fee ...................             --                   5                   8                 2
    Variation margin for futures contracts .........             --                  --                  --                --
    Other accrued expenses .........................             12                   2                   7                 6
                                                           --------             -------            --------            ------
           Total liabilities .......................            745                 266                 417               102
                                                           --------             -------            --------            ------
NET ASSETS .........................................       $135,140             $23,426             $36,189            $7,337
                                                           ========             =======            ========            ======
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..       $ 89,452             $21,986             $34,554            $7,057
  Undistributed net investment income
    (accumulated net investment loss) ..............            550                  --#                 --                (1)
  Accumulated net realized gain (loss) .............          2,614                (411)               (608)              (41)
  Net unrealized appreciation (depreciation) .......         42,524               1,851               2,243               322
                                                           --------             -------            --------            ------
NET ASSETS .........................................       $135,140             $23,426            $ 36,189            $7,337
                                                           ========             =======            ========            ======
  Net asset value and offering price per share .....       $  26.82             $ 11.86            $  11.54            $10.86
                                                           ========             =======            ========            ======
  Shares of beneficial interest outstanding,
    $1 par value, unlimited authorization ..........          5,038               1,975               3,136               676
                                                           ========             =======            ========            ======
  +Investment securities at cost ...................         91,176              21,428              34,035             7,016
  #Amount is less than $1,000.




                                                         S&P                                                             VAN KAMPEN
                                                    DYNAMIC ASSET     SANDFORD BERNSTEIN  SANFORD BERNSTEIN  VAN KAMPEN  EQUITY 500
                                                  ALLOCATION SERIES:    MID-CAP VALUE      SMALL-CAP VALUE    COMSTOCK      INDEX
                                                   MODERATE GROWTH          SERIES              SERIES         SERIES      SERIES
                                                  ------------------    -------------      ---------------    --------   ----------
ASSETS
  Investment securities at value+ .................    $19,740            $138,012            $73,091         $87,255    $123,660
  Cash ............................................          7                  --                 --              90          --#
  Receivables
    Investment securities sold ....................         35                  --                250              --         105
    Fund shares sold ..............................         --                 596                340             129          12
    Receivable from adviser .......................          2                  --                 --              --          --
    Dividends .....................................        133                 139                 89              93         179
    Interest ......................................         --                   9                  2              --          --#
  Prepaid expenses ................................          1                  14                  8               9          12
  Other assets ....................................          2                  11                  6               7          10
                                                       -------            --------            -------         -------    --------
           Total assets ...........................     19,920             138,781             73,786          87,583     123,978
                                                       -------            --------            -------         -------    --------
LIABILITIES
  Payables
    Fund shares repurchased .......................          3                  10                 --              52         115
    Investment securities purchased ...............        199                 325                434              52         104
    Investment advisory fee .......................         --                 123                 60              51          14
    Administration fee ............................          2                  10                  5               7           9
    Service fee ...................................          1                   8                  4               5           7
    Trustees' fee .................................          1                   3                  2               2           3
    Trustee deferred compensation plan ............          2                  11                  6               7          10
    Professional fee ..............................         17                  25                 25              25          26
    Distribution and service fee ..................          4                  --                 --              --          --
    Variation margin for futures contracts ........         --                  --                 --              --           9
    Other accrued expenses ........................          6                  12                  8              10          37
                                                       -------            --------            -------         -------    --------
           Total liabilities ......................        235                 527                544             211         334
                                                       -------            --------            -------         -------    --------
NET ASSETS ........................................    $19,685            $138,254            $73,242         $87,372    $123,644
                                                       =======            ========            =======         =======    ========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest.    $18,659            $127,073            $69,217         $81,621    $111,861
  Undistributed net investment income
    (accumulated net investment loss) .............         (1)                113                 --              89         209
  Accumulated net realized gain (loss) ............       (278)              2,262              1,441           1,083     (20,286)
  Net unrealized appreciation (depreciation) ......      1,305               8,806              2,584           4,579      31,860
                                                       -------            --------            -------         -------    --------
NET ASSETS ........................................    $19,685            $138,254            $73,242         $87,372    $123,644
                                                       =======            ========            =======         =======    ========
  Net asset value and offering price per share ....    $ 11.30            $  12.68            $ 14.46         $ 12.49    $  13.21
                                                       =======            ========            =======         =======    ========
  Shares of beneficial interest outstanding,
    $1 par value, unlimited authorization .........      1,743              10,899              5,064           6,994       9,362
                                                       =======            ========            =======         =======    ========
  +Investment securities at cost ..................     18,435             129,206             70,507          82,676      91,798
  #Amount is less than $1,000.

                        See Notes to Financial Statements

                                   98 and 99

                          THE PHOENIX EDGE SERIES FUND
                            STATEMENTS OF OPERATIONS
                                DECEMBER 31, 2007

(Reported in thousands)


                                                              CAPITAL GROWTH   GROWTH AND INCOME  MID-CAP GROWTH  MONEY MARKET
                                                                  SERIES             SERIES           SERIES         SERIES
                                                              --------------   -----------------  --------------  ------------
INVESTMENT INCOME
  Dividends ...............................................        $ 4,333           $ 3,084           $  158         $   --
  Interest ................................................            348                85              119          8,707
  Security lending ........................................             68                --               --             --
  Foreign taxes withheld ..................................             --                --               --             --
                                                                   -------           -------          -------         ------
    Total investment income ...............................          4,749             3,169              277          8,707
                                                                   -------           -------          -------         ------
EXPENSES
  Investment advisory fee .................................          2,869             1,177              703            655
  Service fees ............................................            279               111               58            108
  Administration fee ......................................            352               142               73             57
  Custodian ...............................................             49                41               10             22
  Printing ................................................             46                17                7             --
  Professional ............................................             42                36               31             31
  Trustees ................................................             75                30               16             28
  Miscellaneous ...........................................            118                45               20             35
                                                                   -------           -------          -------         ------
    Total expenses ........................................          3,830             1,599              918            936
  Less expenses reimbursed by investment adviser ..........             --              (170)              --             --
  Custodian fees paid indirectly ..........................             (1)               --#              --#            (2)
                                                                   -------           -------          -------         ------
    Net expenses ..........................................          3,829             1,429              918            934
                                                                   -------           -------          -------         ------
  NET INVESTMENT INCOME (LOSS) ............................            920             1,740             (641)         7,773
                                                                   -------           -------          -------         ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments .................         19,216            12,928           22,137             (7)
  Net realized gain (loss) on foreign currency
    transactions ..........................................             --                --               19             --
  Net change in unrealized appreciation (depreciation)
    on investments ........................................         23,698            (3,858)          (4,767)            --
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations ......................             --#               --               --             --
                                                                   -------           -------          -------         ------
NET GAIN (LOSS) ON INVESTMENTS ............................         42,914             9,070           17,389             (7)
                                                                   -------           -------          -------         ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................        $43,834           $10,810          $16,748         $7,766
                                                                   =======           =======          =======         ======
 #Amount is less than $1,000.




                                                                MULTI-SECTOR   MULTI-SECTOR                            ABERDEEN
                                                                FIXED INCOME  SHORT TERM BOND  STRATEGIC ALLOCATION  INTERNATIONAL
                                                                   SERIES         SERIES             SERIES             SERIES
                                                              --------------  ---------------  --------------------  -------------
INVESTMENT INCOME
  Dividends ...............................................        $   120        $    3             $ 3,108            $15,215
  Interest ................................................         15,564         2,674               7,031                502
  Security lending ........................................             39            --                   7                160
  Foreign taxes withheld ..................................             --            (1)                 --             (1,705)
                                                                   -------        ------             -------            -------
    Total investment income ...............................         15,723         2,676              10,146             14,172
                                                                   -------        ------             -------            -------
EXPENSES
  Investment advisory fee .................................          1,231           226               1,736              3,348
  Service fees ............................................            162            30                 193                304
  Administration fee ......................................            205            37                 244                397
  Custodian ...............................................             28            23                  71                160
  Printing ................................................             28            --                  33                 58
  Professional ............................................             38            31                  40                 45
  Trustees ................................................             44             8                  52                 80
  Miscellaneous ...........................................             78            16                  97                102
                                                                   -------        ------             -------            -------
    Total expenses ........................................          1,814           371               2,466              4,494
  Less expenses reimbursed by investment adviser ..........             --           (53)                 --                 --
  Custodian fees paid indirectly ..........................             --            (2)                 (2)                --
                                                                   -------        ------             -------            -------
    Net expenses ..........................................          1,814           316               2,464              4,494
                                                                   -------        ------             -------            -------
  NET INVESTMENT INCOME (LOSS) ............................         13,909         2,360               7,682              9,678
                                                                   -------        ------             -------            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments .................          1,376           176              13,581             50,862
  Net realized gain (loss) on foreign currency
    transactions ..........................................            (55)          (14)                (25)               195
  Net change in unrealized appreciation (depreciation)
    on investments ........................................         (6,255)         (766)             (3,863)             3,299
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations ......................            (68)           (7)                 10                (20)
                                                                   -------        ------             -------            -------
NET GAIN (LOSS) ON INVESTMENTS ............................         (5,002)         (611)              9,703             54,336
                                                                   -------        ------             -------            -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................        $ 8,907        $1,749             $17,385            $64,014
                                                                   =======        ======             =======            =======
 #Amount is less than $1,000.







                                                                    ALGER
                                                              SMALL-CAP GROWTH
                                                                    SERIES
                                                              ----------------
INVESTMENT INCOME
  Dividends ...............................................         $  205
  Interest ................................................             15
  Security lending ........................................             --
  Foreign taxes withheld ..................................             --#
                                                                    ------
    Total investment income ...............................            220
                                                                    ------
EXPENSES
  Investment advisory fee .................................            491
  Service fees ............................................             38
  Administration fee ......................................             48
  Custodian ...............................................             19
  Printing ................................................              3
  Professional ............................................             30
  Trustees ................................................             10
  Miscellaneous ...........................................             13
                                                                    ------
    Total expenses ........................................            652
  Less expenses reimbursed by investment adviser ..........            (72)
  Custodian fees paid indirectly ..........................             (2)
                                                                    ------
    Net expenses ..........................................            578
                                                                    ------
  NET INVESTMENT INCOME (LOSS) ............................           (358)
                                                                    ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments .................          6,995
  Net realized gain (loss) on foreign currency
    transactions ..........................................             --
  Net change in unrealized appreciation (depreciation)
    on investments ........................................          2,036
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations ......................             --
                                                                    ------
NET GAIN (LOSS) ON INVESTMENTS ............................          9,031
                                                                    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................         $8,673
                                                                    ======
 #Amount is less than $1,000.

                        See Notes to Financial Statements

                                  100 and 101

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF OPERATIONS (CONTINUED)
                                DECEMBER 31, 2007

(Reported in thousands)


                                                                                         S&P               S&P
                                                              DUFF & PHELPS         DYNAMIC ASSET      DYNAMIC ASSET
                                                         REAL ESTATE SECURITIES  ALLOCATION SERIES:  ALLOCATION SERIES:
                                                                  SERIES         AGGRESSIVE GROWTH        GROWTH
                                                         ----------------------  ------------------  ------------------
INVESTMENT INCOME
  Dividends ...........................................           $  4,031              $  357              $  620
  Interest ............................................                139                   9                  17
  Foreign taxes withheld ..............................                 --                  --                  --
                                                                  --------              ------              ------
    Total investment income ...........................              4,170                 366                 637
                                                                  --------              ------              ------
EXPENSES
  Investment advisory fee .............................              1,260                  71                  99
  Service fees ........................................                111                  12                  16
  Administration fee ..................................                142                  15                  21
  Distribution and service fees .......................                 --                  44                  62
  Custodian ...........................................                 27                  14                  25
  Printing ............................................                  3                   3                   5
  Professional ........................................                 33                  21                  21
  Trustees ............................................                 31                   3                   4
  Miscellaneous .......................................                 46                   3                   4
                                                                  --------              ------              ------
    Total expenses ....................................              1,653                 186                 257
  Less expenses reimbursed by investment advisor ......                 --                 (60)                (82)
  Custodian fees paid indirectly ......................                 (1)                 (2)                 (2)
                                                                  --------              ------              ------
    Net expenses ......................................              1,652                 124                 173
                                                                  --------              ------              ------
  NET INVESTMENT INCOME (LOSS) ........................              2,518                 242                 464
                                                                  --------              ------              ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments .............             12,272                (135)               (246)
  Net realized gain (loss) on futures .................                 --                  --                  --
  Net change in unrealized appreciation (depreciation)
    on investments ....................................            (40,714)              1,007               1,395
  Net change in unrealized appreciation (depreciation)
    on futures ........................................                 --                  --                  --
                                                                  --------              ------              ------
NET GAIN (LOSS) ON INVESTMENTS ........................            (28,442)                872               1,149
                                                                  --------              ------              ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS ........................................           $(25,924)             $1,114              $1,613
                                                                  ========              ======              ======
  # Amount is less than $1,000.




                                                                 S&P                  S&P
                                                            DYNAMIC ASSET       DYNAMIC ASSET     SANDFORD BERNSTEIN
                                                          ALLOCATION SERIES:  ALLOCATION SERIES:    MID-CAP VALUE
                                                               MODERATE        MODERATE GROWTH          SERIES
                                                          ------------------  ------------------    -------------
INVESTMENT INCOME
  Dividends ...........................................          $181                $  429            $  1,911
  Interest ............................................             2                     8                 139
  Foreign taxes withheld ..............................            --                    --                  (1)
                                                                 ----                ------            --------
    Total investment income ...........................           183                   437               2,049
                                                                 ----                ------            --------
EXPENSES
  Investment advisory fee .............................            21                    62               1,527
  Service fees ........................................             3                    10                  96
  Administration fee ..................................             4                    13                 122
  Distribution and service fees .......................            13                    38                  --
  Custodian ...........................................            10                    19                  21
  Printing ............................................             5                     5                  17
  Professional ........................................            20                    20                  33
  Trustees ............................................             1                     3                  26
  Miscellaneous .......................................             1                     3                  41
                                                                 ----                ------            --------
    Total expenses ....................................            78                   173               1,883
  Less expenses reimbursed by investment advisor ......           (41)                  (63)                 --
  Custodian fees paid indirectly ......................            (1)                   (2)                 --#
                                                                 ----                ------            --------
    Net expenses ......................................            36                   108               1,883
                                                                 ----                ------            --------
  NET INVESTMENT INCOME (LOSS) ........................           147                   329                 166
                                                                 ----                ------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments .............            68                    (4)             15,998
  Net realized gain (loss) on futures .................            --                    --                  --
  Net change in unrealized appreciation (depreciation)
    on investments ....................................           202                   821             (13,080)
  Net change in unrealized appreciation (depreciation)
    on futures ........................................            --                    --                  --
                                                                 ----                ------            --------
NET GAIN (LOSS) ON INVESTMENTS ........................           270                   817               2,918
                                                                 ----                ------            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS ........................................          $417                $1,146            $  3,084
                                                                 ====                ======            ========
  # Amount is less than $1,000.





                                                         SANFORD BERNSTEIN  VAN KAMPEN     VAN KAMPEN
                                                          SMALL-CAP VALUE    COMSTOCK   EQUITY 500 INDEX
                                                               SERIES         SERIES         SERIES
                                                          ---------------    --------   ----------------
INVESTMENT INCOME
  Dividends ...........................................      $  1,007         $ 2,365         $2,529
  Interest ............................................            67             273             57
  Foreign taxes withheld ..............................            (1)            (25)            --
                                                             --------         -------         ------
    Total investment income ...........................         1,073           2,613          2,586
                                                             --------         -------         ------
EXPENSES
  Investment advisory fee .............................           885             715            574
  Service fees ........................................            56              67             89
  Administration fee ..................................            71              86            113
  Distribution and service fees .......................            --              --             --
  Custodian ...........................................            17              29             98
  Printing ............................................             5              10             15
  Professional ........................................            31              32             32
  Trustees ............................................            15              18             24
  Miscellaneous .......................................            24              30             34
                                                             --------         -------         ------
    Total expenses ....................................         1,104             987            979
  Less expenses reimbursed by investment advisor ......            (8)            (13)          (203)
  Custodian fees paid indirectly ......................            (1)             (3)            --#
                                                             --------         -------         ------
    Net expenses ......................................         1,095             971            776
                                                             --------         -------         ------
  NET INVESTMENT INCOME (LOSS) ........................           (22)          1,642          1,810
                                                             --------         -------         ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments .............        10,114           4,950          3,026
  Net realized gain (loss) on futures .................            --              --            168
  Net change in unrealized appreciation (depreciation)
    on investments ....................................       (11,201)         (8,000)         1,662
  Net change in unrealized appreciation (depreciation)
    on futures ........................................            --              --             (2)
                                                             --------         -------         ------
NET GAIN (LOSS) ON INVESTMENTS ........................        (1,087)         (3,050)         4,854
                                                             --------         -------         ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS ........................................      $ (1,109)        $(1,408)        $6,664
                                                             ========         =======         ======
  # Amount is less than $1,000.

                        See Notes to Financial Statements

                                  102 and 103

                          THE PHOENIX EDGE SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)


                                                            CAPITAL GROWTH SERIES                   GROWTH AND INCOME SERIES
                                                    -------------------------------------     --------------------------------------
                                                       YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2007   DECEMBER 31, 2006     DECEMBER 31, 2007    DECEMBER 31, 2006
                                                    -----------------   -----------------     -----------------    -----------------
FROM OPERATIONS
Net investment income (loss) .......................     $    920          $   1,067              $  1,740            $  1,725
Net realized gain (loss) ...........................       19,216             49,361                12,928               3,645
Net change in unrealized appreciation (depreciation)       23,698            (39,918)               (3,858)             18,508
                                                         --------          ---------              --------            --------
Increase (decrease) in net assets resulting
  from operations ..................................       43,834             10,510                10,810              23,878
                                                         --------          ---------              --------            --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..............................       (1,079)              (859)               (1,583)             (1,683)
Net realized short-term gains ......................           --                 --                    --                  --
Net realized long-term gains .......................           --                 --                (4,017)                 --
                                                         --------          ---------              --------            --------
Decrease in net assets from distributions to
  shareholders .....................................       (1,079)              (859)               (5,600)             (1,683)
                                                         --------          ---------              --------            --------
FROM SHARE TRANSACTIONS
Sales of shares ....................................       11,405              9,731                 8,108               8,364
Reinvestment of distributions ......................        1,079                859                 5,600               1,683
Proceeds in conjunction with Plan of Reorganization
  (Note 11) ........................................           --             61,017                    --              11,722
Shares repurchased .................................      (89,753)          (108,534)              (27,373)            (17,473)
                                                         --------          ---------              --------            --------
Increase (decrease) in net assets from share
  transactions .....................................      (77,269)           (36,927)              (13,665)              4,296
                                                         --------          ---------              --------            --------
Net increase (decrease) in net assets ..............      (34,514)           (27,276)               (8,455)             26,491

NET ASSETS
Beginning of period ................................      435,126            462,402               167,529             141,038
                                                         --------          ---------              --------            --------
End of period ......................................     $400,612          $ 435,126              $159,074            $167,529
                                                         ========          =========              ========            ========
Undistributed net investment income and
  (accumulated net investment loss) ................     $     57          $     218              $    198            $     42

---------------------------------------------------- ------------------------------------     --------------------------------------
SHARES
Sales of shares ....................................          709                665                   528                 631
Reinvestment of distributions ......................           64                 56                   371                 122
Plan of Reorganization (Note 11) ...................           --              3,996                    --                 836
Shares repurchased .................................       (5,536)            (7,426)               (1,794)             (1,313)
                                                         --------          ---------              --------            --------
Net Increase / (Decrease) ..........................       (4,763)            (2,709)                 (895)                276
                                                         ========          =========              ========            ========




                                                              MID-CAP GROWTH SERIES                    MONEY MARKET SERIES
                                                    ---------------------------------------    -------------------------------------
                                                        YEAR ENDED            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 2007     DECEMBER 31, 2006    DECEMBER 31, 2007   DECEMBER 31, 2006
                                                    -----------------     -----------------    -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) .......................      $  (641)            $   (384)           $   7,773           $   6,995
Net realized gain (loss) ...........................       22,156                  387                   (7)                 --
Net change in unrealized appreciation (depreciation)       (4,767)               1,144                   --                  --
                                                          -------             --------            ---------           ---------
Increase (decrease) in net assets resulting
  from operations ..................................       16,748                1,147                7,766               6,995
                                                          -------             --------            ---------           ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..............................           --                   --               (7,773)             (6,995)
Net realized short-term gains ......................           --                   --                   --                  --
Net realized long-term gains .......................           --                   --                   --                  --
                                                          -------             --------            ---------           ---------
Decrease in net assets from distributions to
  shareholders .....................................           --                   --               (7,773)             (6,995)
                                                          -------             --------            ---------           ---------
FROM SHARE TRANSACTIONS
Sales of shares ....................................       10,181               11,584              118,903             106,260
Reinvestment of distributions ......................           --                   --                7,773               6,995
Proceeds in conjunction with Plan of Reorganization
  (Note 11) ........................................           --               53,114                   --                  --
Shares repurchased .................................      (29,188)             (23,495)            (114,390)           (102,528)
                                                          -------             --------            ---------           ---------
Increase (decrease) in net assets from share
  transactions .....................................      (19,007)              41,203               12,286              10,727
                                                          -------             --------            ---------           ---------
Net increase (decrease) in net assets ..............       (2,259)              42,350               12,279              10,727

NET ASSETS
Beginning of period ................................       89,512               47,162              157,158             146,431
                                                          -------             --------            ---------           ---------
End of period ......................................      $87,253             $ 89,512            $ 169,437           $ 157,158
                                                          =======             ========            =========           =========
Undistributed net investment income and
  (accumulated net investment loss) ................      $    (8)            $     (2)           $      --           $      --

---------------------------------------------------- --------------------------------------    -------------------------------------
SHARES
Sales of shares ....................................          658                  849               11,890              10,626
Reinvestment of distributions ......................           --                   --                  777                 699
Plan of Reorganization (Note 11) ...................           --                3,950                   --                  --
Shares repurchased .................................       (1,986)              (1,799)             (11,439)            (10,253)
                                                          -------             --------            ---------           ---------
Net Increase / (Decrease) ..........................       (1,328)               3,000                1,228               1,072
                                                          =======             ========            =========           =========




                                                        MULTI-SECTOR FIXED INCOME SERIES        MULTI-SECTOR SHORT TERM BOND SERIES
                                                    --------------------------------------    -------------------------------------
                                                        YEAR ENDED           YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2007    DECEMBER 31, 2006    DECEMBER 31, 2007   DECEMBER 31, 2006
                                                    -----------------    -----------------    -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) .......................     $ 13,909             $ 13,723             $  2,360            $  2,305
Net realized gain (loss) ...........................        1,321                  494                  162                (180)
Net change in unrealized appreciation (depreciation)       (6,323)               1,964                 (773)                491
                                                         --------             --------             --------            --------
Increase (decrease) in net assets resulting
  from operations ..................................        8,907               16,181                1,749               2,616
                                                         --------             --------             --------            --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..............................      (13,201)             (13,054)              (2,336)             (2,137)
Net realized short-term gains ......................           --                   --                   --                  --
Net realized long-term gains .......................           --                   --                   --                  --
                                                         --------             --------             --------            --------
Decrease in net assets from distributions to
  shareholders .....................................      (13,201)             (13,054)              (2,336)             (2,137)
                                                         --------             --------             --------            --------
FROM SHARE TRANSACTIONS
Sales of shares ....................................       23,800               26,788                7,395               7,878
Reinvestment of distributions ......................       13,201               13,054                2,336               2,137
Proceeds in conjunction with Plan of Reorganization
  (Note 11) ........................................           --                   --                   --                  --
Shares repurchased .................................      (27,590)             (36,316)             (11,639)            (11,365)
                                                         --------             --------             --------            --------
Increase (decrease) in net assets from share
  transactions .....................................        9,411                3,526               (1,908)             (1,350)
                                                         --------             --------             --------            --------
Net increase (decrease) in net assets ..............        5,117                6,653               (2,495)               (871)

NET ASSETS
Beginning of period ................................      245,750              239,097               46,663              47,534
                                                         --------             --------             --------            --------
End of period ......................................     $250,867             $245,750             $ 44,168            $ 46,663
                                                         ========             ========             ========            ========
Undistributed net investment income and
  (accumulated net investment loss) ................     $  2,144             $    811             $    363            $    209

---------------------------------------------------- -------------------------------------    -------------------------------------
SHARES
Sales of shares ....................................        2,542                2,900                  729                 790
Reinvestment of distributions ......................        1,452                1,438                  236                 216
Plan of Reorganization (Note 11) ...................           --                   --                   --                  --
Shares repurchased .................................       (2,944)              (3,936)              (1,148)             (1,133)
                                                         --------             --------             --------            --------
Net Increase / (Decrease) ..........................        1,050                  402                 (183)               (127)
                                                         ========             ========             ========            ========

                        See Notes to Financial Statements

                                  104 and 105

                          THE PHOENIX EDGE SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Reported in thousands)



                                                         STRATEGIC ALLOCATION SERIES             ABERDEEN INTERNATIONAL SERIES
                                                    -------------------------------------   -------------------------------------
                                                        YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
                                                    -----------------   -----------------   -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) ...................        $  7,682            $  8,740            $  9,678           $  5,009
Net realized gain (loss) .......................          13,556              33,332              51,057             28,638
Net change in unrealized appreciation
  (depreciation) ...............................          (3,853)             (3,049)              3,279             28,384
                                                        --------            --------            --------           --------
Increase (decrease) in net assets resulting
  from operations ..............................          17,385              39,023              64,014             62,031
                                                        --------            --------            --------           --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..........................          (7,465)             (8,344)             (7,352)            (5,769)
Net realized short-term gains ..................          (4,382)             (8,381)               (939)                --
Net realized long-term gains ...................         (10,976)            (30,264)            (23,958)                --
                                                        --------            --------            --------           --------
Decrease in net assets from distributions to
  shareholders .................................         (22,823)            (46,989)            (32,249)            (5,769)
                                                        --------            --------            --------           --------
FROM SHARE TRANSACTIONS
Sales of shares ................................           4,074               3,042              59,091             38,545
Reinvestment of distributions ..................          22,823              46,989              32,249              5,769
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .....................              --                  --                  --            175,010
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .....................              --                  --                  --                 --
Shares repurchased .............................         (66,951)            (78,662)            (42,473)           (44,939)
                                                        --------            --------            --------           --------
Increase (decrease) in net assets from share
  transactions .................................         (40,054)            (28,631)             48,867            174,385
                                                        --------            --------            --------           --------
Net increase (decrease) in net assets ..........         (45,492)            (36,597)             80,632            230,647
                                                        --------            --------            --------           --------
NET ASSETS
Beginning of period ............................         316,145             352,742             421,281            190,634
                                                        --------            --------            --------           --------
End of period ..................................        $270,653            $316,145            $501,913           $421,281
                                                        ========            ========            ========           ========
Undistributed net investment income and
  (accumulated net investment loss) ............        $    962            $    680            $    428           $ (2,090)

------------------------------------------------    -------------------------------------   -------------------------------------
SHARES
Sales of shares ................................             298                 213               3,115              2,384
Reinvestment of distributions ..................           1,738               3,519               1,688                358
Plan of Reorganization (Note 11) ...............              --                  --                  --             10,427
Plan of Reorganization (Note 11) ...............              --                  --                  --                 --
Shares repurchased .............................          (4,914)             (5,565)             (2,253)            (2,843)
                                                        --------            --------            --------           --------
Net Increase / (Decrease) ......................          (2,878)             (1,833)              2,550             10,326
                                                        ========            ========            ========           ========
  ++Amount less than 1,000 shares.




                                                                                                       DUFF & PHELPS
                                                         ALGER SMALL-CAP GROWTH SERIES         REAL ESTATE SECURITIES SERIES
                                                    -------------------------------------   -------------------------------------
                                                       YEAR ENDED           YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
                                                    -----------------   -----------------   -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) ...................          $ (358)            $  (188)             $ 2,518            $ 2,226
Net realized gain (loss) .......................           6,995               7,999               12,272             14,452
Net change in unrealized appreciation
  (depreciation) ...............................           2,036              (2,384)             (40,714)            34,308
                                                        --------            --------             --------           --------
Increase (decrease) in net assets resulting
  from operations ..............................           8,673               5,427              (25,924)            50,986
                                                        --------            --------             --------           --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..........................              --                  --               (2,063)            (2,131)
Net realized short-term gains ..................          (1,502)                 --               (2,116)            (1,532)
Net realized long-term gains ...................          (9,086)                 (6)             (11,157)           (11,648)
                                                        --------            --------             --------           --------
Decrease in net assets from distributions to
  shareholders .................................         (10,588)                 (6)             (15,336)           (15,311)
                                                        --------            --------             --------           --------
FROM SHARE TRANSACTIONS
Sales of shares ................................           2,733               5,975               13,438             25,505
Reinvestment of distributions ..................          10,588                   6               15,336             15,311
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .....................              --              16,831                   --                 --
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .....................              --              17,716                   --                 --
Shares repurchased .............................         (13,291)            (11,474)             (40,296)           (25,850)
                                                        --------            --------             --------           --------
Increase (decrease) in net assets from share
  transactions .................................              30              29,054              (11,522)            14,966
                                                        --------            --------             --------           --------
Net increase (decrease) in net assets ..........          (1,885)             34,475              (52,782)            50,641
                                                        --------            --------             --------           --------
NET ASSETS
Beginning of period ............................          57,653              23,178              187,922            137,281
                                                        --------            --------             --------           --------
End of period ..................................        $ 55,768            $ 57,653             $135,140           $187,922
                                                        ========            ========             ========           ========
Undistributed net investment income and
  (accumulated net investment loss) ............        $     (7)           $     (3)            $    550           $     95

------------------------------------------------    -------------------------------------   -------------------------------------
SHARES
Sales of shares ................................             140                 346                  398                776
Reinvestment of distributions ..................             572                  --++                542                446
Plan of Reorganization (Note 11) ...............              --                 932                   --                 --
Plan of Reorganization (Note 11) ...............              --                 981                   --                 --
Shares repurchased .............................            (679)               (652)              (1,180)              (780)
                                                        --------            --------             --------           --------
Net Increase / (Decrease) ......................              33               1,607                 (240)               442
                                                        ========            ========             ========           ========
  ++Amount less than 1,000 shares.




                                                        S&P DYNAMIC ASSET ALLOCATION             S&P DYNAMIC ASSET ALLOCATION
                                                         SERIES: AGGRESSIVE GROWTH                      SERIES: GROWTH
                                                    -------------------------------------   -------------------------------------
                                                       YEAR ENDED           YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
                                                    -----------------   -----------------   -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) ...................          $  242              $  112              $  464             $  153
Net realized gain (loss) .......................            (135)                (80)               (246)              (131)
Net change in unrealized appreciation
  (depreciation) ...............................           1,007                 844               1,395                848
                                                         -------             -------             -------            -------
Increase (decrease) in net assets resulting
  from operations ..............................           1,114                 876               1,613                870
                                                         -------             -------             -------            -------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..........................            (241)               (112)               (464)              (155)
Net realized short-term gains ..................            (196)                 --                (230)                --
Net realized long-term gains ...................              --                  --                  --                 --
                                                         -------             -------             -------            -------
Decrease in net assets from distributions to
  shareholders .................................            (437)               (112)               (694)              (155)
                                                         -------             -------             -------            -------
FROM SHARE TRANSACTIONS
Sales of shares ................................          14,860              10,903              23,599             14,179
Reinvestment of distributions ..................             437                 112                 694                155
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .....................              --                  --                  --                 --
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .....................              --                  --                  --                 --
Shares repurchased .............................          (3,845)               (482)             (2,086)            (1,986)
                                                         -------             -------             -------            -------
Increase (decrease) in net assets from share
  transactions .................................          11,452              10,533              22,207             12,348
                                                         -------             -------             -------            -------
Net increase (decrease) in net assets ..........          12,129              11,297              23,126             13,063
                                                         -------             -------             -------            -------
NET ASSETS
Beginning of period ............................          11,297                  --              13,063                 --
                                                         -------             -------             -------            -------
End of period ..................................         $23,426             $11,297             $36,189            $13,063
                                                         =======             =======             =======            =======
Undistributed net investment income and
  (accumulated net investment loss) ............         $    --             $    (1)            $    --            $    (1)

------------------------------------------------    -------------------------------------   -------------------------------------
SHARES
Sales of shares ................................           1,241               1,049               2,057              1,386
Reinvestment of distributions ..................              37                  10                  60                 14
Plan of Reorganization (Note 11) ...............              --                  --                  --                 --
Plan of Reorganization (Note 11) ...............              --                  --                  --                 --
Shares repurchased .............................            (316)                (45)               (183)              (198)
                                                         -------             -------             -------            -------
Net Increase / (Decrease) ......................             962               1,014               1,934              1,202
                                                         =======             =======             =======            =======
  ++Amount less than 1,000 shares.

                        See Notes to Financial Statements

                                  106 and 107

                          THE PHOENIX EDGE SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Reported in thousands)


                                                           S&P DYNAMIC ASSET ALLOCATION           S&P DYNAMIC ASSET ALLOCATION
                                                                 SERIES: MODERATE                    SERIES: MODERATE GROWTH
                                                     --------------------------------------   --------------------------------------
                                                                          FROM INCEPTION                           FROM INCEPTION
                                                        YEAR ENDED      FEBRUARY 3, 2006 TO      YEAR ENDED      FEBRUARY 3, 2006 TO
                                                     DECEMBER 31, 2007   DECEMBER 31, 2006    DECEMBER 31, 2007   DECEMBER 31, 2006
                                                     -----------------  -------------------   -----------------  -------------------
FROM OPERATIONS
Net investment income (loss) .......................     $   147              $   55               $   329              $  116
Net realized gain (loss) ...........................          68                 (12)                   (4)                (27)
Net change in unrealized appreciation (depreciation)         202                 120                   821                 484
                                                         -------              ------               -------              ------
Increase (decrease) in net assets resulting
  from operations ..................................         417                 163                 1,146                 573
                                                         -------              ------               -------              ------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..............................        (147)                (57)                 (331)               (117)
Net realized short-term gains ......................         (91)                 --                  (198)                (18)
Net realized long-term gains .......................          (6)                 --                   (29)                 --
                                                         -------              ------               -------              ------
Decrease in net assets from distributions to
  shareholders .....................................        (244)                (57)                 (558)               (135)
                                                         -------              ------               -------              ------
FROM SHARE TRANSACTIONS
Sales of shares ....................................       4,747               3,949                12,628               9,318
Reinvestment of distributions ......................         244                  57                   558                 135
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .........................          --                  --                    --                  --
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .........................          --                  --                    --                  --
Shares repurchased .................................      (1,688)               (251)               (3,453)               (527)
                                                         -------              ------               -------              ------
Increase (decrease) in net assets from
  share transactions ...............................       3,303               3,755                 9,733               8,926
                                                         -------              ------               -------              ------
Net increase (decrease) in net assets ..............       3,476               3,861                10,321               9,364

NET ASSETS
Beginning of period ................................       3,861                  --                 9,364                  --
                                                         -------              ------               -------              ------
End of period ......................................     $ 7,337              $3,861               $19,685              $9,364
                                                         =======              ======               =======              ======
Undistributed net investment income and
  (accumulated net investment loss) ................     $    (1)             $   (1)              $    (1)             $   (1)

---------------------------------------------------- --------------------------------------   --------------------------------------
SHARES
Sales of shares ....................................         439                 390                 1,123                 913
Reinvestment of distributions ......................          23                   5                    49                  13
Plan of Reorganization (Note 11) ...................          --                  --                    --                  --
Plan of Reorganization (Note 11) ...................          --                  --                    --                  --
Shares repurchased .................................        (157)                (25)                 (302)                (52)
                                                         -------              ------               -------              ------
Net Increase / (Decrease) ..........................         305                 370                   870                 874
                                                         =======              ======               =======              ======



                                                                 SANFORD BERNSTEIN                       SANFORD BERNSTEIN
                                                               MID-CAP VALUE SERIES                   SMALL-CAP VALUE SERIES
                                                     -------------------------------------   -------------------------------------

                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
                                                     -----------------   -----------------   -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) .......................     $    166            $    584           $    (22)            $    163
Net realized gain (loss) ...........................       15,998              15,189             10,114               11,140
Net change in unrealized appreciation (depreciation)      (13,080)              1,664            (11,201)                 468
                                                         --------            --------           --------             --------
Increase (decrease) in net assets resulting
  from operations ..................................        3,084              17,437             (1,109)              11,771
                                                         --------            --------           --------             --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..............................         (199)               (525)                --                 (171)
Net realized short-term gains ......................       (2,655)               (539)            (1,697)                (675)
Net realized long-term gains .......................      (14,497)            (15,382)            (8,502)             (11,125)
                                                         --------            --------           --------             --------
Decrease in net assets from distributions to
  shareholders .....................................      (17,351)            (16,446)           (10,199)             (11,971)
                                                         --------            --------           --------             --------
FROM SHARE TRANSACTIONS
Sales of shares ....................................       24,315              12,846              6,306               10,538
Reinvestment of distributions ......................       17,351              16,446             10,199               11,971
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .........................           --                  --                 --                   --
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .........................           --                  --                 --                   --
Shares repurchased .................................      (20,862)            (20,421)           (14,726)             (11,960)
                                                         --------            --------           --------             --------
Increase (decrease) in net assets from
  share transactions ...............................       20,804               8,871              1,779               10,549
                                                         --------            --------           --------             --------
Net increase (decrease) in net assets ..............        6,537               9,862             (9,529)              10,349

NET ASSETS
Beginning of period ................................      131,717             121,855             82,771               72,422
                                                         --------            --------           --------             --------
End of period ......................................     $138,254            $131,717           $ 73,242             $ 82,771
                                                         ========            ========           ========             ========
Undistributed net investment income and
  (accumulated net investment loss) ................     $    113            $    146           $     --             $      3

---------------------------------------------------- -------------------------------------   -------------------------------------
SHARES
Sales of shares ....................................        1,619                 872                360                  579
Reinvestment of distributions ......................        1,304               1,157                677                  694
Plan of Reorganization (Note 11) ...................           --                  --                 --                   --
Plan of Reorganization (Note 11) ...................           --                  --                 --                   --
Shares repurchased .................................       (1,351)             (1,398)              (832)                (668)
                                                         --------            --------           --------             --------
Net Increase / (Decrease) ..........................        1,572                 631                205                  605
                                                         ========            ========           ========             ========



                                                                                                           VAN KAMPEN
                                                           VAN KAMPEN COMSTOCK SERIES                EQUITY 500 INDEX SERIES
                                                     -------------------------------------   -------------------------------------

                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
                                                     -----------------   -----------------   -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) .......................     $  1,642            $  1,586             $  1,810           $  1,471
Net realized gain (loss) ...........................        4,950              20,003                3,194             10,145
Net change in unrealized appreciation (depreciation)       (8,000)             (1,469)               1,660              3,194
                                                         --------            --------             --------           --------
Increase (decrease) in net assets resulting
  from operations ..................................       (1,408)             20,120                6,664             14,810
                                                         --------            --------             --------           --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..............................       (1,559)             (1,756)              (1,711)            (1,455)
Net realized short-term gains ......................       (1,830)             (3,621)                  --                 --
Net realized long-term gains .......................       (2,988)            (13,694)                  --                 --
                                                         --------            --------             --------           --------
Decrease in net assets from distributions to
  shareholders .....................................       (6,377)            (19,071)              (1,711)            (1,455)
                                                         --------            --------             --------           --------
FROM SHARE TRANSACTIONS
Sales of shares ....................................        7,056               5,309                5,311              2,065
Reinvestment of distributions ......................        6,377              19,071                1,711              1,455
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .........................           --                  --                   --             21,818
Proceeds in conjunction with Plan of
  Reorganization (Note 11) .........................           --                  --                   --             22,250
Shares repurchased .................................      (26,485)            (23,936)             (30,677)           (23,655)
                                                         --------            --------             --------           --------
Increase (decrease) in net assets from
  share transactions ...............................      (13,052)                444              (23,655)            23,933
                                                         --------            --------             --------           --------
Net increase (decrease) in net assets ..............      (20,837)              1,493              (18,702)            37,288

NET ASSETS
Beginning of period ................................      108,209             106,716              142,346            105,058
                                                         --------            --------             --------           --------
End of period ......................................     $ 87,372            $108,209             $123,644           $142,346
                                                         ========            ========             ========           ========
Undistributed net investment income and
  (accumulated net investment loss) ................     $     89            $      6             $    209           $    113

---------------------------------------------------- -------------------------------------   -------------------------------------
SHARES
Sales of shares ....................................          509                 353                  398                175
Reinvestment of distributions ......................          491               1,382                  128                121
Plan of Reorganization (Note 11) ...................           --                  --                   --              1,758
Plan of Reorganization (Note 11) ...................           --                  --                   --              1,793
Shares repurchased .................................       (1,896)             (1,614)              (2,315)            (1,979)
                                                         --------            --------             --------           --------
Net Increase / (Decrease) ..........................         (896)                121               (1,789)             1,868
                                                         ========            ========             ========           ========

                        See Notes to Financial Statements

                                  108 and 109

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          NET                     NET                   DIVIDENDS   DISTRIBUTIONS
                                         ASSET        NET      REALIZED       TOTAL       FROM          FROM
                                         VALUE    INVESTMENT      AND         FROM         NET           NET
                                       BEGINNING    INCOME    UNREALIZED   INVESTMENT  INVESTMENT     REALIZED          TOTAL
                                       OF PERIOD    (LOSS)    GAIN/(LOSS)  OPERATIONS     INCOME       GAINS        DISTRIBUTIONS
                                       ---------  ----------  -----------  ----------  -----------  -------------   -------------
---------------------
CAPITAL GROWTH SERIES
---------------------

12/31/07                                $15.21     $ 0.04(1)     $ 1.60       $1.64       $(0.04)       $   --         $(0.04)
12/31/06                                 14.77       0.04(1)       0.43        0.47        (0.03)           --          (0.03)
12/31/05                                 14.25       0.01(1)       0.52        0.53        (0.01)           --          (0.01)
12/31/04                                 13.69       0.11          0.57        0.68        (0.12)           --          (0.12)
12/31/03                                 10.84       0.01          2.85        2.86        (0.01)           --          (0.01)

------------------------
GROWTH AND INCOME SERIES
------------------------
12/31/07                                $14.51     $ 0.16(1)     $ 0.81       $0.97       $(0.15)       $(0.39)        $(0.54)
12/31/06                                 12.52       0.16(1)       1.98        2.14        (0.15)           --          (0.15)
12/31/05                                 12.07       0.13(1)       0.45        0.58        (0.13)           --          (0.13)
12/31/04                                 11.06       0.13(1)       1.02        1.15        (0.14)           --          (0.14)
12/31/03                                  8.77       0.11          2.29        2.40        (0.11)           --          (0.11)

---------------------
MID-CAP GROWTH SERIES
---------------------
12/31/07                                $13.46     $(0.11)(1)    $ 3.05       $2.94       $   --        $   --         $   --
12/31/06                                 12.93      (0.09)(1)      0.62        0.53           --            --             --
12/31/05                                 12.41      (0.09)(1)      0.61        0.52           --            --             --
12/31/04                                 11.63      (0.06)(1)      0.84        0.78           --            --             --
12/31/03                                  9.03      (0.07)(1)      2.67        2.60           --            --             --

-------------------
MONEY MARKET SERIES
-------------------
12/31/07                                $10.00     $ 0.47(1)     $   --       $0.47       $(0.47)       $   --         $(0.47)
12/31/06                                 10.00       0.43            --        0.43        (0.43)           --          (0.43)
12/31/05                                 10.00       0.26            --        0.26        (0.26)           --          (0.26)
12/31/04                                 10.00       0.08            --        0.08        (0.08)           --          (0.08)
12/31/03                                 10.00       0.07            --        0.07        (0.07)           --          (0.07)

--------------------------------
MULTI-SECTOR FIXED INCOME SERIES
--------------------------------
12/31/07                                $ 9.25     $ 0.53(1)     $(0.19)      $0.34       $(0.50)       $   --         $(0.50)
12/31/06                                  9.14       0.52(1)       0.09        0.61        (0.50)           --          (0.50)
12/31/05                                  9.43       0.50(1)      (0.34)       0.16        (0.45)           --          (0.45)
12/31/04                                  9.39       0.55          0.07        0.62        (0.58)           --          (0.58)
12/31/03(5)                               8.76       0.58          0.66        1.24        (0.61)           --          (0.61)

-----------------------------------
MULTI-SECTOR SHORT TERM BOND SERIES
-----------------------------------
12/31/07                                $10.01     $ 0.53(1)     $(0.13)      $0.40       $(0.54)       $   --         $(0.54)
12/31/06                                  9.93       0.49(1)       0.06        0.55        (0.47)           --          (0.47)
12/31/05                                 10.16       0.45(1)      (0.31)       0.14        (0.37)           --          (0.37)
12/31/04                                 10.05       0.42          0.11        0.53        (0.42)           --          (0.42)
From Inception 6/2/03 - 12/31/03         10.00       0.24          0.05        0.29        (0.24)           --          (0.24)



                                                    NET                 NET
                                        CHANGE     ASSET               ASSETS                                  NET
                                          IN       VALUE               END OF        NET         GROSS     INVESTMENT
                                       NET ASSET  END OF   TOTAL       PERIOD     OPERATING    OPERATING     INCOME     PORTFOLIO
                                        VALUE     PERIOD   RETURN      (000)      EXPENSES     EXPENSES      (LOSS)     TURNOVER
                                       ---------  ------   ------     --------    ---------    ---------   -----------  ---------
---------------------
CAPITAL GROWTH SERIES
---------------------

12/31/07                                $ 1.60    $16.81    10.75%    $400,612       0.91%        0.91%       0.22%        88%
12/31/06                                  0.44     15.21     3.22      435,126       0.92         0.92        0.25        182
12/31/05                                  0.52     14.77     3.71      462,402       0.89         0.89        0.06         73
12/31/04                                  0.56     14.25     4.97      565,515       0.87         0.87        0.72         50
12/31/03                                  2.85     13.69    26.49      632,025       0.85         0.85        0.07         41

------------------------
GROWTH AND INCOME SERIES
------------------------
12/31/07                                $ 0.43    $14.94     6.66%    $159,074       0.85%        0.95%       1.03%        44%
12/31/06                                  1.99     14.51    17.18      167,529       0.91(4)      0.97        1.17         37
12/31/05                                  0.45     12.52     4.80      141,038       0.95         0.99        1.04         44
12/31/04                                  1.01     12.07    10.48      149,609       0.95         0.98        1.13         58
12/31/03                                  2.29     11.06    27.46      107,718       0.95         1.01        1.18         55

---------------------
MID-CAP GROWTH SERIES
---------------------
12/31/07                                $ 2.94    $16.40    21.80%    $ 87,253       1.05%        1.05%      (0.73)%      149%
12/31/06                                  0.53     13.46     4.13       89,512       1.13(4)      1.14       (0.72)        80
12/31/05                                  0.52     12.93     4.18       47,162       1.15         1.21       (0.76)       178
12/31/04                                  0.78     12.41     6.72       62,681       1.15         1.18       (0.53)       175
12/31/03                                  2.60     11.63    28.83       61,294       1.15         1.16       (0.67)       174

-------------------
MONEY MARKET SERIES
-------------------
12/31/07                                $   --    $10.00     4.88%    $169,437       0.57%        0.57%       4.74%       N/A
12/31/06                                    --     10.00     4.41      157,158       0.65         0.66        4.35        N/A
12/31/05                                    --     10.00     2.58      146,431       0.65         0.66        2.54        N/A
12/31/04                                    --     10.00     0.79      156,996       0.64         0.64        0.77        N/A
12/31/03                                    --     10.00     0.68      202,644       0.59         0.59        0.69        N/A

--------------------------------
MULTI-SECTOR FIXED INCOME SERIES
--------------------------------
12/31/07                                $(0.16)   $ 9.09     3.71%    $250,867       0.74%        0.74%       5.65%        94%
12/31/06                                  0.11      9.25     6.84      245,750       0.74         0.74        5.60         90
12/31/05                                 (0.29)     9.14     1.78      239,097       0.75         0.75        5.37         91
12/31/04                                  0.04      9.43     6.84      249,885       0.73         0.73        5.68        100
12/31/03(5)                               0.63      9.39    14.58      198,502       0.74         0.74        6.35        156

-----------------------------------
MULTI-SECTOR SHORT TERM BOND SERIES
-----------------------------------
12/31/07                                $(0.14)   $ 9.87     3.99%    $ 44,168       0.70%        0.82%       5.23%        73%
12/31/06                                  0.08     10.01     5.71       46,663       0.70         0.88        4.92         87
12/31/05                                 (0.23)     9.93     1.36       47,534       0.70         0.98        4.45         91
12/31/04                                  0.11     10.16     5.34       36,136       0.51(4)      1.08        4.37         79
From Inception 6/2/03 - 12/31/03          0.05     10.05     2.96(3)    21,348       0.20(2)(4)   1.54(2)     4.90(2)      50(3)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                  110 and 111

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          NET                     NET                   DIVIDENDS   DISTRIBUTIONS
                                         ASSET        NET      REALIZED       TOTAL       FROM          FROM
                                         VALUE    INVESTMENT      AND         FROM         NET           NET
                                       BEGINNING    INCOME    UNREALIZED   INVESTMENT  INVESTMENT     REALIZED          TOTAL
                                       OF PERIOD    (LOSS)    GAIN/(LOSS)  OPERATIONS     INCOME       GAINS        DISTRIBUTIONS
                                       ---------  ----------  -----------  ----------  -----------  -------------   -------------
---------------------------
STRATEGIC ALLOCATION SERIES
---------------------------
12/31/07                                $13.30     $ 0.36(1)     $ 0.43      $ 0.79       $(0.37)       $(0.77)        $(1.14)
12/31/06                                 13.78       0.38(1)       1.31        1.69        (0.38)        (1.79)         (2.17)
12/31/05                                 14.24       0.34(1)      (0.08)       0.26        (0.33)        (0.39)         (0.72)
12/31/04                                 13.96       0.37          0.65        1.02        (0.37)        (0.37)         (0.74)
12/31/03(6)                              11.95       0.33          2.02        2.35        (0.34)           --          (0.34)

-----------------------------
ABERDEEN INTERNATIONAL SERIES
-----------------------------
12/31/07                                $17.80     $ 0.40(1)     $ 2.25      $ 2.65       $(0.30)       $(1.01)        $(1.31)
12/31/06                                 14.29       0.33(1)       3.53        3.86        (0.35)           --          (0.35)
12/31/05                                 12.54       0.46(1)       1.86        2.32        (0.57)           --          (0.57)
12/31/04                                 10.66       0.23          1.96        2.19        (0.31)           --          (0.31)
12/31/03                                  8.24       0.18          2.41        2.59        (0.17)           --          (0.17)

-----------------------------
ALGER SMALL-CAP GROWTH SERIES
-----------------------------
12/31/07                                $18.65     $(0.12)(1)    $ 3.07      $ 2.95       $   --        $(3.75)        $(3.75)
12/31/06                                 15.61      (0.10)(1)      3.14        3.04           --            --             --
12/31/05                                 14.72      (0.08)(1)      2.38        2.30           --         (1.41)         (1.41)
12/31/04                                 14.64      (0.11)(1)      0.42        0.31           --         (0.23)         (0.23)
12/31/03                                 10.08      (0.10)(1)      5.49        5.39           --         (0.83)         (0.83)

-------------------------------------------
DUFF & PHELPS REAL ESTATE SECURITIES SERIES
-------------------------------------------
12/31/07                                $35.60     $ 0.51(1)     $(6.00)     $(5.49)      $(0.44)       $(2.85)        $(3.29)
12/31/06                                 28.38       0.45(1)       9.90       10.35        (0.44)        (2.69)         (3.13)
12/31/05                                 26.39       0.44(1)       3.46        3.90        (0.44)        (1.47)         (1.91)
12/31/04                                 21.85       0.56          6.87        7.43        (0.59)        (2.30)         (2.89)
12/31/03                                 16.85       0.64          5.67        6.31        (0.66)        (0.65)         (1.31)

------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
------------------------------------------------------
12/31/07                                $11.15     $ 0.16(1)     $ 0.78      $ 0.94       $(0.13)       $(0.10)        $(0.23)
From Inception 2/3/06 - 12/31/06         10.00       0.11          1.15        1.26        (0.11)           --          (0.11)

-------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH
-------------------------------------------
12/31/07                                $10.87     $ 0.22(1)     $ 0.69      $ 0.91       $(0.16)       $(0.08)        $(0.24)
From Inception 2/3/06 - 12/31/06         10.00       0.13          0.87        1.00        (0.13)           --          (0.13)

---------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE
---------------------------------------------
12/31/07                                $10.41     $ 0.30(1)     $ 0.54      $ 0.84       $(0.24)       $(0.15)        $(0.39)
From Inception 2/3/06 - 12/31/06         10.00       0.15          0.42        0.57        (0.16)           --          (0.16)

----------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
----------------------------------------------------
12/31/07                                $10.72     $ 0.24(1)     $ 0.67      $ 0.91       $(0.20)       $(0.13)        $(0.33)
From Inception 2/3/06 - 12/31/06         10.00       0.14          0.74        0.88        (0.14)        (0.02)         (0.16)






                                                    NET                 NET
                                        CHANGE     ASSET               ASSETS                                  NET
                                          IN       VALUE               END OF        NET         GROSS     INVESTMENT
                                       NET ASSET  END OF   TOTAL       PERIOD     OPERATING    OPERATING     INCOME     PORTFOLIO
                                        VALUE     PERIOD   RETURN      (000)      EXPENSES     EXPENSES      (LOSS)     TURNOVER
                                       ---------  ------   ------     --------    ---------    ---------   -----------  ---------
---------------------------
STRATEGIC ALLOCATION SERIES
---------------------------
12/31/07                                $(0.35)   $12.95     5.98%    $270,653       0.84%        0.84%       2.62%        52%
12/31/06                                 (0.48)    13.30    12.69      316,145       0.83         0.84        2.66         86
12/31/05                                 (0.46)    13.78     1.79      352,742       0.79         0.79        2.39         62
12/31/04                                  0.28     14.24     7.46      427,843       0.78         0.78        2.44         65
12/31/03(6)                               2.01     13.96    19.87      468,630       0.77         0.77        2.54         87

-----------------------------
ABERDEEN INTERNATIONAL SERIES
-----------------------------
12/31/07                                $ 1.34    $19.14    14.94%    $501,913       0.98%        0.98%       2.10%        34%
12/31/06                                  3.51     17.80    27.37      421,281       1.01         1.01        2.06         56
12/31/05                                  1.75     14.29    18.57      190,634       1.06         1.06        3.56         44
12/31/04                                  1.88     12.54    20.78      180,668       1.05         1.05        2.12         48
12/31/03                                  2.42     10.66    31.86      145,580       1.07         1.07        1.99         39

-----------------------------
ALGER SMALL-CAP GROWTH SERIES
-----------------------------
12/31/07                                $(0.80)   $17.85    16.10%    $ 55,768       1.00%        1.12%      (0.62)%       59%
12/31/06                                  3.04     18.65    19.45       57,653       1.00         1.27       (0.59)       147
12/31/05                                  0.89     15.61    15.64       23,178       1.00         1.65       (0.54)       182
12/31/04                                  0.08     14.72     2.12       19,561       1.00         1.74       (0.75)       200
12/31/03                                  4.56     14.64    53.38       13,026       1.00         3.49       (0.75)       180

-------------------------------------------
DUFF & PHELPS REAL ESTATE SECURITIES SERIES
-------------------------------------------
12/31/07                                $(8.78)   $26.82   (15.71)%   $135,140       0.98%        0.98%       1.50%        23%
12/31/06                                  7.22     35.60    37.07      187,922       1.02         1.02        1.37         28
12/31/05                                  1.99     28.38    15.10      137,281       1.03         1.03        1.62         26
12/31/04                                  4.54     26.39    34.69      121,985       1.04         1.04        2.39         27
12/31/03                                  5.00     21.85    38.27       87,376       1.07         1.12        4.72         27

------------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
------------------------------------------------------
12/31/07                                $ 0.71    $11.86     8.45%    $ 23,426       0.70%        1.04%       1.37%       105%
From Inception 2/3/06 - 12/31/06          1.15     11.15    12.61(3)    11,297       0.70(2)      1.67(2)     2.26(2)     110(3)

-------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH
-------------------------------------------
12/31/07                                $ 0.67    $11.54     8.33%    $ 36,189       0.70%        1.03%       1.88%       127%
From Inception 2/3/06 - 12/31/06          0.87     10.87     9.98(3)    13,063       0.70(2)      1.58(2)     2.61(2)     125(3)

---------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE
---------------------------------------------
12/31/07                                $ 0.45    $10.86     7.98%    $  7,337       0.70%        1.49%       2.80%       140%
From Inception 2/3/06 - 12/31/06          0.41     10.41     5.69(3)     3,861       0.70(2)      3.10(2)     3.58(2)      81(3)

----------------------------------------------------
S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
----------------------------------------------------
12/31/07                                $ 0.58    $11.30     8.50%    $ 19,685       0.70%        1.11%       2.14%       146%
From Inception 2/3/06 - 12/31/06          0.72     10.72     8.78(3)     9,364       0.70(2)      1.99(2)     3.20(2)     106(3)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                  112 and 113

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          NET                     NET                   DIVIDENDS   DISTRIBUTIONS
                                         ASSET        NET      REALIZED       TOTAL       FROM          FROM
                                         VALUE    INVESTMENT      AND         FROM         NET           NET
                                       BEGINNING    INCOME    UNREALIZED   INVESTMENT  INVESTMENT     REALIZED          TOTAL
                                       OF PERIOD    (LOSS)    GAIN/(LOSS)  OPERATIONS     INCOME       GAINS        DISTRIBUTIONS
                                       ---------  ----------  -----------  ----------  -----------  -------------   -------------

--------------------------------------
SANFORD BERNSTEIN MID-CAP VALUE SERIES
--------------------------------------
12/31/07                                $14.12     $ 0.02(1)     $ 0.31      $ 0.33       $(0.02)       $(1.75)        $(1.77)
12/31/06                                 14.01       0.07(1)       1.98        2.05        (0.06)        (1.88)         (1.94)
12/31/05                                 14.02       0.01(1)       1.08        1.09        (0.02)        (1.08)         (1.10)
12/31/04                                 12.54       0.02          2.51        2.53        (0.02)        (1.03)         (1.05)
12/31/03                                  9.20       0.03          3.72        3.75        (0.02)        (0.39)         (0.41)

----------------------------------------
SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
----------------------------------------
12/31/07                                $17.03     $   --(7)     $(0.30)     $(0.30)      $   --        $(2.27)        $(2.27)
12/31/06                                 17.02       0.04(1)       2.77        2.81        (0.04)        (2.76)         (2.80)
12/31/05                                 16.74      (0.03)(1)      1.28        1.25           --         (0.97)         (0.97)
12/31/04                                 14.84      (0.03)(1)      3.39        3.36           --         (1.46)         (1.46)
12/31/03                                 10.50       0.02(1)       4.57        4.59           --         (0.25)         (0.25)

--------------------------
VAN KAMPEN COMSTOCK SERIES
--------------------------
12/31/07                                $13.71     $ 0.23(1)     $(0.51)     $(0.28)      $(0.23)       $(0.71)        $(0.94)
12/31/06                                 13.73       0.22(1)       2.65        2.87        (0.26)        (2.63)         (2.89)
12/31/05                                 13.18       0.16(1)       0.55        0.71        (0.16)           --          (0.16)
12/31/04                                 11.77       0.11(1)       1.41        1.52        (0.11)           --          (0.11)
12/31/03                                  9.59       0.09          2.19        2.28        (0.10)           --          (0.10)

----------------------------------
VAN KAMPEN EQUITY 500 INDEX SERIES
----------------------------------
12/31/07                                $12.77     $ 0.18(1)     $ 0.44      $ 0.62       $(0.18)       $   --         $(0.18)
12/31/06                                 11.32       0.16          1.44        1.60        (0.15)           --          (0.15)
12/31/05                                 11.05       0.13          0.28        0.41        (0.14)           --          (0.14)
12/31/04                                 10.21       0.15          0.84        0.99        (0.15)           --          (0.15)
12/31/03                                  8.17       0.10          2.04        2.14        (0.10)           --          (0.10)





                                                    NET                 NET
                                        CHANGE     ASSET               ASSETS                                  NET
                                          IN       VALUE               END OF        NET         GROSS     INVESTMENT
                                       NET ASSET  END OF   TOTAL       PERIOD     OPERATING    OPERATING     INCOME     PORTFOLIO
                                        VALUE     PERIOD   RETURN      (000)      EXPENSES     EXPENSES      (LOSS)     TURNOVER
                                       ---------  ------   ------     --------    ---------    ---------   -----------  ---------

--------------------------------------
SANFORD BERNSTEIN MID-CAP VALUE SERIES
--------------------------------------
12/31/07                                $(1.44)   $12.68     2.00%    $138,254       1.29%        1.29%       0.11%        33%
12/31/06                                  0.11     14.12    14.91      131,717       1.30         1.32        0.46         52
12/31/05                                 (0.01)    14.01     7.73      121,855       1.30         1.33        0.07         37
12/31/04                                  1.48     14.02    20.41      116,014       1.30         1.34        0.25         36
12/31/03                                  3.34     12.54    40.97       85,868       1.30         1.37        0.46         29

----------------------------------------
SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
----------------------------------------
12/31/07                                $(2.57)   $14.46    (2.10)%   $ 73,242       1.30%        1.31%      (0.03)%       32%
12/31/06                                  0.01     17.03    16.75       82,771       1.30         1.35        0.21         55
12/31/05                                  0.28     17.02     7.46       72,422       1.30         1.40       (0.19)        32
12/31/04                                  1.90     16.74    22.67       67,785       1.30         1.43       (0.22)        44
12/31/03                                  4.34     14.84    43.86       48,756       1.30         1.52        0.14         36

--------------------------
VAN KAMPEN COMSTOCK SERIES
--------------------------
12/31/07                                $(1.22)   $12.49    (2.22)%   $ 87,372       0.95%        0.96%       1.61%        15%
12/31/06                                 (0.02)    13.71    20.90      108,209       0.95         1.00        1.50        105
12/31/05                                  0.55     13.73     5.43      106,716       0.95         0.99        1.25         58
12/31/04                                  1.41     13.18    12.91      134,224       0.95         0.98        0.92         91
12/31/03                                  2.18     11.77    23.87       92,805       0.95         1.02        0.88        393

----------------------------------
VAN KAMPEN EQUITY 500 INDEX SERIES
----------------------------------
12/31/07                                $ 0.44    $13.21     4.87%    $123,644       0.58%        0.73%       1.34%         3%
12/31/06                                  1.45     12.77    14.21      142,346       0.63(4)      0.77        1.36         74
12/31/05                                  0.27     11.32     3.69      105,058       0.65         0.72        1.22         14
12/31/04                                  0.84     11.05     9.84      119,629       0.65         0.72        1.44         22
12/31/03                                  2.04     10.21    26.23      110,334       0.65         0.72        1.18         52


(1) Computed using average shares outstanding.
(2) Annualized
(3) Not annualized
(4) Represents a blended net operating expense ratio.
(5) As a result of changes in generally accepted  accounting  principles,  the Multi-Sector  Fixed Income Series  reclassified periodic payments made under interest rate swap agreements,  previously included within interest income, as a component of realized gain (loss) in the statement of operations.  The effect of this  reclassification  was a decrease of $0.01 to net investment  income per share and an increase to net realized and unrealized  gain (loss) by $0.01 per share for the period ended December 31, 2003. The net investment ratio for the period ended December 31, 2003, changed by 0.06%.
(6) As a result of changes in generally accepted accounting principles,  the Strategic Allocation Series reclassified periodic payments made under interest rate swap agreements,  previously included within interest income, as a component of realized gain (loss) in the  statement of  operations.  There was no change to net  investment  income per share,  net realized and unrealized gain (loss) per share and the net investment income ratio for the period ended December 31, 2003.
(7) Amount is less than $0.01.

                        See Notes to Financial Statements

                                  114 and 115

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007


NOTE 1--ORGANIZATION
    The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund is organized with series, which are available only to the following separate accounts: Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C, and D.

    The Fund is comprised of 18 series (each a "series").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.  SECURITY VALUATION
    Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

    Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

    As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    On December 31, 2007, The Aberdeen International utilized fair value pricing for its foreign common stocks.

    Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2007, the total value of these securities represented the following approximate percentage of net assets:

                                                     PERCENTAGE OF
      SERIES                                           NET ASSETS
      ----------                                     -------------
      Multi-Sector Short Term Bond ..............         3.65%

    Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

    Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The deviations between the net asset value per share are monitored by using available market quotations and Money Market's net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

    In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures. The Fund will be adopting effective with 3/31/08 on the financial statements.

B.  SECURITY TRANSACTIONS AND RELATED INCOME
    Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.  INCOME TAXES
    Each series is treated as a separate taxable entity. It is the policy of each series in the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

    Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

    In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the series' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 - 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the series' financial statements. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amount of any unrecognized tax benefits significantly increasing or decreasing for any of the Series.

D.  DISTRIBUTIONS TO SHAREHOLDERS
    Distributions are recorded by each series on the ex-dividend date. For Money Market, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2007

    accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.  EXPENSES
    Expenses incurred by the Fund with respect to more than one series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made. In addition to the net operating expenses that the Phoenix-S&P Asset Allocation series' bear directly, the contract owners, as investors in the series, indirectly bear the series' pro-rata expenses of the underlying funds in which each series invests.

F.  FOREIGN CURRENCY TRANSLATION
    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G.  FOREIGN SECURITY COUNTRY DETERMINATION
    A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H.  FORWARD CURRENCY CONTRACTS
    Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

I.  FUTURES CONTRACTS
    A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

J.  REIT INVESTMENTS
    For Duff & Phelps Real Estate Securities, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

K.  SECURITY LENDING
    Certain series may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the series is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies, sovereign debt of foreign countries, and/or irrevocable letters of credit issued by banks. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the series net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

    At December 31, 2007, the following series had securities on loan (reported in 000's):

                                                        U.S.
                                                    GOVERNMENT
                                         MARKET      SECURITIES      CASH
    SERIES                               VALUE       COLLATERAL    COLLATERAL
    ------------------------------      --------    -----------    ----------
    Capital Growth ...............       $33,609       $8,254      $25,980
    Multi-Sector Fixed Income ....        31,356           --       33,024
    Strategic Allocation .........           169           --          174
    Aberdeen International .......         1,300           --        1,386

L.  LOAN AGREEMENTS
    Certain series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The series' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2007

    generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. Currently, the series only hold assignment loans.

M.  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
    Certain series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

N.  REPURCHASE AGREEMENTS
    A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

O.  CREDIT LINKED NOTES
    Certain series may invest in credit linked notes, which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.


NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
    The advisor to the Fund is Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor"). PVA is a wholly-owned subsidiary of PM Holdings, Inc. PVA is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("PLIC").

    As compensation for their service to the Fund, the advisor is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

                                    RATE         RATE        RATE
                                  FOR FIRST    FOR NEXT    FOR OVER
                                    $250         $250        $500
    SERIES                         MILLION      MILLION     MILLION
    --------                      ---------    --------    --------
    Capital Growth.........         0.70%        0.65%        0.60%
    Growth and Income......         0.70         0.65         0.60
    Mid-Cap Growth.........         0.80         0.80         0.80
    Money Market...........         0.40         0.35         0.30
    Multi-Sector
      Fixed Income.........         0.50         0.45         0.40
    Multi-Sector
      Short Term Bond .....         0.50         0.45         0.40
    Strategic Allocation...         0.60         0.55         0.50
    Aberdeen International          0.75         0.70         0.65
    Alger Small-Cap
      Growth...............         0.85         0.85         0.85
    S&P Aggressive
      Growth...............         0.40         0.40         0.40


                                    RATE         RATE        RATE
                                  FOR FIRST    FOR NEXT    FOR OVER
                                    $250         $250        $500
    SERIES                         MILLION      MILLION     MILLION
    --------                      ---------    --------    --------
    S&P Growth.............         0.40%        0.40%        0.40%
    S&P Moderate...........         0.40         0.40         0.40
    S&P Moderate Growth....         0.40         0.40         0.40
    Sanford Bernstein
      Mid-Cap Value........         1.05         1.05         1.05
    Sanford Bernstein
      Small-Cap Value......         1.05         1.05         1.05
    Van Kampen Comstock....         0.70         0.65         0.60
    Van Kampen
      Equity 500 Index*....         0.35         0.35         0.35


                                     RATE         RATE         RATE
                                  FOR FIRST    FOR NEXT      FOR OVER
                       ADVISOR   $1 BILLION   $1 BILLION   $2 BILLION
                       -------   ----------   ----------   ----------
    Duff & Phelps
      Real Estate
      Securities....      PVA       0.75%        0.70%        0.65%

    *Prior to October 1, 2007, the rate was 0.45%.

    Pursuant to subadvisory agreements, PVA delegates, certain investment decisions and/or research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the advisor.

    SERIES                                    SUBADVISOR
    ------                                    ----------
    Capital Growth                            Harris Investment Management, Inc.
    Growth and Income                         PIC(2)*
    Mid-Cap Growth                            Neuberger Berman Management, Inc.
    Money Market                              Goodwin(5)*
    Multi-Sector Fixed Income                 Goodwin(5)*
    Multi-Sector Short Term Bond              Goodwin(5)*
    Strategic Allocation
      (equity portion)                        PIC(2)*
    Strategic Allocation
      (fixed income portion)                  Goodwin(5)*
    Aberdeen International                    Aberdeen(1)
    Alger Small-Cap Growth                    Fred Alger Management, Inc.
    Duff & Phelps Real Estate Securities      DPIM(6)*
    S&P Aggressive Growth                     SPIAS(3)
    S&P Growth                                SPIAS(3)
    S&P Moderate                              SPIAS(3)
    S&P Moderate Growth                       SPIAS(3)
    Sanford Bernstein Mid-Cap Value           AllianceBernstein, L.P.
    Sanford Bernstein Small-Cap Value         AllianceBernstein, L.P.
    Van Kampen Comstock                       Van Kampen(4)
    Van Kampen Equity 500 Index               Van Kampen(4)

    (1)Aberdeen Asset Management Inc.
    (2)Phoenix Investment Counsel, Inc.
    (3)Standard & Poor's Investment Advisory Services LLC
    (4)Morgan Stanley Investment Management Inc. dba Van Kampen
    (5)Goodwin Capital Advisers, Inc.
    (6)Duff & Phelps Investment Management Co.

    *Affiliated Company.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2007

    The advisor has contractually agreed to reimburse expenses of the Fund (excluding management and distribution fees, interest, taxes, brokerage fees and commissions), to the extent that such expenses exceed the operating expenses of the series' average net assets (the "expense caps") until April 30, 2008 as listed in the chart below.

                                                     MAXIMUM
                                                   OPERATING
                                                     EXPENSE
                                                   ---------
    Capital Growth..........................          0.25%
    Growth and Income.......................          0.15
    Mid-Cap Growth..........................          0.30
    Money Market............................          0.25
    Multi-Sector Fixed Income...............          0.25
    Multi-Sector Short Term Bond............          0.20
    Strategic Allocation....................          0.25
    Aberdeen International..................          0.30
    Alger Small-Cap Growth..................          0.15
    Duff & Phelps Real Estate Securities....          0.35
    S&P Aggressive Growth...................          0.05
    S&P Growth..............................          0.05
    S&P Moderate............................          0.05
    S&P Moderate Growth.....................          0.05
    Sanford Bernstein Mid-Cap Value ........          0.25
    Sanford Bernstein Small-Cap Value ......          0.25
    Van Kampen Comstock.....................          0.25
    Van Kampen Equity 500 Index.............          0.15

    Phoenix Equity Planning Corporation ("PEPCO"), is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP") and serves as the Administrator to the Fund. PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market funds in the Phoenix Funds and The Phoenix Edge Series Fund. For the money market funds, the fee is 0.035% of the average net assets across all Phoenix money market funds within the Phoenix Funds Family.

    For the fiscal year (the "period") ended December 31, 2007, the Fund incurred administration fees totaling $2,142 (reported in 000's).

    Pursuant to a Service Agreement, PLIC a wholly-owned subsidiary of The Phoenix Companies ("PNX"), receives a service fee at the annual rate of 0.066% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2007, the Fund paid PLIC $1,743 (reported in 000's).

    PEPCO serves as the distributor to the Phoenix-S&P Series' shares. For its services each Phoenix-S&P Series pays PEPCO distribution and/or service fees at an annual rate not to exceed 0.25% of the average daily net assets of each respective Phoenix-S&P Dynamic Asset Allocation Series.

    At December 31, 2007, PLIC and its affiliates held shares in the Fund which aggregate the following:

                                                         AGGREGATE
                                                         NET ASSET
                                                           VALUE
                                                         (REPORTED
                                           SHARES        IN 000'S)
                                           ------        ---------
    S&P Aggressive Growth...........       20,000          $244
    S&P Growth......................       21,000           238
    S&P Moderate....................       21,000           236
    S&P Moderate Growth.............       21,000           228

    The Fund provides a deferred compensation plan for its disinterested trustees. Under the deferred compensation plan, disinterested trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, and then, in turn, may be invested in the shares of unaffiliated mutual funds selected by the disinterested trustees. Investments in such unaffiliated mutual funds are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2007. As of December 31, 2007, the aggregate value of such investments is $197 (reported in 000's).

NOTE 4--PURCHASES AND SALES OF SECURITIES
    Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) during the period ended December 31, 2007, were as follows:

                                         PURCHASES              SALES
                                         (REPORTED            (REPORTED
                                          IN 000'S)            IN 000'S)
                                         ---------            ----------
    Capital Growth............           $365,426             $438,252
    Growth and Income.........             73,484               90,383
    Mid-Cap Growth............            126,818              145,411
    Multi-Sector Fixed Income.            168,771              152,471
    Multi-Sector Short Term
      Bond....................             19,081               21,072
    Strategic Allocation......            115,624              161,207
    Aberdeen International....            174,226              155,801
    Alger Small-Cap Growth....             34,031               44,038
    Duff & Phelps
      Real Estate Securities..             37,348               52,585
    S&P Dynamic Asset Allocation-
      Aggressive Growth.......             29,397               18,552
    S&P Dynamic Asset Allocation-
      Growth..................             53,154               31,222
    S&P Dynamic Asset Allocation-
      Moderate................             10,602                7,397
    S&P Dynamic Asset Allocation-
      Moderate Growth.........             31,600               22,159
    Sanford Bernstein
      Mid-Cap Value ..........             50,546               46,407
    Sanford Bernstein
      Small-Cap Value ........             26,737               31,085
    Van Kampen Comstock.......             14,840               29,313
    Van Kampen
      Equity 500 Index........              4,308               23,982

    Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2007, were as follows:

                                         PURCHASES              SALES
                                         (REPORTED            (REPORTED
                                          IN 000'S)            IN 000'S)
                                         ---------            ----------
    Multi-Sector Fixed Income .........   $71,912              $73,660
    Multi-Sector Short Term Bond ......    13,329               12,898
    Strategic Allocation ..............    33,346               40,161

NOTE 5--CREDIT RISK AND ASSET CONCENTRATIONS
    In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2007

    effects on the market prices of these investments and the income they generate, as well as a series' ability to repatriate such amounts.

    High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

    Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

    At December 31, 2007, the series held securities in specific sectors as detailed below:

                                                    PERCENTAGE
                                                     OF TOTAL
    SERIES                         SECTOR            NET ASSETS
    -------                ----------------------   -----------
    Capital Growth.....    Information Technology       31%
    Alger Small-Cap
      Growth...........    Information Technology       26%
    Sanford Bernstein
      Small-Cap Value .    Industrials                  25%
    Van Kampen
      Comstock ........    Financials                   26%

NOTE 6--ILLIQUID AND RESTRICTED SECURITIES
    Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each series' Schedule of Investments where applicable.

    Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

    At December 31, 2007, the Fund held the following restricted securities:

                                                           MARKET
                                          ACQUISITION     VALUE AND
                                             DATE           % OF
                                           AND COST      NET ASSETS
                                         (reported in   (reported in
                                            000's)         000's)
                                         ------------   ------------
    Multi-Sector Fixed Income
       MASTR Alternative Net Interest
       Margin 06-6, N1 144A
       6.129% due 9/26/46........           8/3/06         $ 11
                                              $493          0.0%


                                                           MARKET
                                          ACQUISITION     VALUE AND
                                             DATE           % OF
                                           AND COST      NET ASSETS
                                         (reported in   (reported in
                                            000's)         000's)
                                         ------------   ------------
    Multi-Sector Short Term Bond
       MASTR Alternative Net Interest
       Margin Trust 05-CW1A, N1 144A
       6.750% due 12/26/35.......         11/18/08        $  19
                                              $129         0.04%

       MASTR Resecuritization Trust
       05-4CI, N2 144A
       7.865% due 4/26/45........          1/12/06        $  59
                                              $120          0.1%

       MASTR Alternative Net Interest
       Margin 06-6, N1 144A
       6.129% due 9/26/46........           8/3/06         $  2
                                              $ 89          0.2%

    Alger Small-Cap Growth
       Autobytel, Inc............          6/20/03          $10
                                              $ 20         0.02%

    Van Kampen Equity 500 Index
       Seagate Technology Tax
       Refund Rights.............         11/22/00           $0
                                              $  0            0%

    Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

NOTE 7--INDEMNIFICATIONS
    Under the series' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the series. In addition, the series enter into contracts that contain a variety of indemnifications. The series' maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 8--REGULATORY EXAMS
    Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

    In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter is being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the PXP subsidiary to resolve this matter. Without admitting or denying the NASD's findings, in accordance with the terms of the letter, the PXP subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

    The Company does not believe that the outcome of these matters will be material to these financial statements.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2007

NOTE 9--MANAGER OF MANAGERS
    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to review and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 10--MIXED AND SHARED FUNDING
    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and could be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

NOTE 11--MERGERS (REPORTED IN 000'S)
    On October 27, 2006, the Capital Growth Series acquired all of the net assets of the Phoenix-AIM Growth Series ("AIM Growth") pursuant to an Agreement and Plan of Reorganization approved by the AIM Growth shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,996,273 shares of Capital Growth outstanding on October 27, 2006 and valued at $61,017 for 8,399,603 shares of AIM Growth outstanding on October 27, 2006. AIM Growth's net assets of $61,017, including $8,256 of net unrealized appreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $452,686. The shareholders of AIM Growth received for each share owned approximately 0.48 share of Capital Growth.

    On October 27, 2006, the Mid-Cap Growth Series acquired all of the net assets of the Phoenix Strategic Theme Series ("Strategic Theme") pursuant to an Agreement and Plan of Reorganization approved by the Strategic Theme shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,950,319 shares of Mid-Cap Growth outstanding on October 27, 2006 and valued at $53,114 for 4,883,118 shares of Strategic Theme outstanding on October 27, 2006. Strategic Theme's net assets of $53,114, including $7,455 of net unrealized appreciation were combined with those of Mid-Cap Growth. The aggregate net assets of Mid-Cap Growth immediately after the merger were $98,522. The shareholders of Strategic Theme received for each share owned approximately 0.81 share of Mid-Cap Growth.

    On October 27, 2006, the Alger Small-Cap Growth Series acquired all of the net assets of the Phoenix-Engemann Small-Cap Growth Series ("Engemann Small-Cap Growth") and the Phoenix-Kayne Small-Cap Quality Value Series ("Kayne Small-Cap Quality Value") pursuant to Agreements and Plans of Reorganization approved by the Engemann Small-Cap Growth and Kayne Small-Cap Quality Value shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 1,912,431 shares of Alger Small-Cap Growth outstanding on October 27, 2006 and valued at $34,547 for 2,108,424 shares of Engemann Small-Cap Growth valued at $16,831 and 1,054,130 shares of Kayne Small-Cap Quality Value valued at $17,716. Engemann Small-Cap Growth's net assets of $16,831, including $4,239 of net unrealized appreciation and Kayne Small-Cap Quality Value's net assets of $17,716, including $4,213 of net unrealized appreciation were combined with those of Alger Small-Cap Growth. The aggregate net assets of Alger Small-Cap Growth immediately after the merger were $59,092. The shareholders of Engemann Small-Cap Growth received for each share owned approximately 0.44 share of Alger Small-Cap Growth. The shareholders of Kayne Small-Cap Quality Value received for each share owned approximately 0.93 share of Alger Small-Cap Growth.

    On October 27, 2006, the Van Kampen Equity 500 Index Series acquired all of the net assets of the Phoenix-Northern Dow 30 Series ("Northern Dow 30") and the Phoenix-Northern Nasdaq-100 Index(R) Series ("Northern Nasdaq-100 Index(R)") pursuant to Agreements and Plans of Reorganization approved by the Northern Dow 30 and Northern Nasdaq-100 Index(R) shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 3,550,335 shares of Van Kampen Equity 500 Index outstanding on October 27, 2006 and valued at $44,067 for 2,100,979 shares of Northern Dow 30 valued at $21,818 and 4,901,410 shares of Northern Nasdaq-100 Index(R) valued at $22,249. Northern Dow 30's net assets of $21,818, including $4,937 of net unrealized appreciation and Northern Nasdaq-100 Index(R)'s net assets of $22,249, including $5,784 of net unrealized appreciation were combined with those of Van Kampen Equity 500 Index. The aggregate net assets of Van Kampen Equity 500 Index immediately after the merger were $145,083. The shareholders of Northern Dow 30 received for each share owned approximately
    0.84 share of Van Kampen Equity 500 Index. The shareholders of Northern Nasdaq-100 Index(R) received for each share owned approximately 0.37 share of Van Kampen Equity 500 Index.

    On October 20, 2006, the Growth and Income Series acquired all of the net assets of the Phoenix-Kayne Rising Dividends Series ("Kayne Rising Dividends") pursuant to an Agreement and Plan of Reorganization approved by the Kayne Rising Dividends shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 835,783 shares of Growth and Income outstanding on October 20, 2006 and valued at $11,722 for 1,002,388 shares of Kayne Rising Dividends outstanding on October 20, 2006. Kayne Rising Dividend's net assets of $11,722, including $1,655 of net unrealized appreciation were combined with those of Growth and Income. The aggregate net assets of Growth and Income immediately after the merger were $163,685. The shareholders of Kayne Rising Dividends received for each share owned approximately 0.83 share of Growth and Income.

    On October 20, 2006, the Aberdeen International Series acquired all of the net assets of the Phoenix-Lazard International Equity Select Series ("Lazard International Equity Select") pursuant to an Agreement and Plan of Reorganization approved by the Lazard International Equity Select shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 10,426,631 shares of Aberdeen International outstanding on October 20, 2006 and valued at $175,010 for 10,514,476 shares of Lazard International Equity Select outstanding on October 20, 2006. Lazard International Equity Select's net assets of $175,010, including $33,022 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2007

    immediately after the merger were $389,209. The shareholders of Lazard International Equity Select received for each share owned approximately 0.99 share of Aberdeen International.

NOTE 12--EXEMPTIVE ORDER
    On June 5, 2006, the SEC issued an order under Section 12(d)(1)(J) of the Investment Company Act ("1940 Act") granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Phoenix-S&P Series to invest in other affiliated and unaffiliated funds, including exchange traded funds. Before the order was granted, the Series could invest in affiliated funds only or exchange traded funds only, but not in unaffiliated funds or a combination of affiliated funds, exchange traded funds, and unaffiliated funds.

NOTE 13--OTHER
    The insurance company affiliates of the Fund distribute the Fund as investment options in variable annuity and life insurance products ("Variable Products") through non-affiliated advisors, broker-dealers and other financial intermediaries. There is substantial competition for business within most of these distributors. One of the most significant distributors of the Variable Products (and the Fund) includes a subsidiary of State Farm Mutual Automobile Insurance Company, or State Farm. The insurance company affiliates of the Fund have had distribution arrangements with State Farm since 2001. In 2007, the agreement with State Farm to provide life and annuity products and related services to State Farm's affluent and high-net-worth customers through qualified State Farm agents was extended until 2016.

NOTE 14--FEDERAL INCOME TAX INFORMATION (Reported in 000's)
    The following series have capital loss carryovers which may be used to offset future capital gains.


                                                                  EXPIRATION YEAR
                                 ---------------------------------------------------------------------------------------
                                   2008       2009        2010      2011      2012      2013    2014    2015      TOTAL
                                 -------    --------    -------    ------    ------    -----    ----    ----    --------
    Capital Growth.........           --    $192,231    $84,342    $5,973    $2,820       --      --      --    $285,366
    Mid-Cap Growth........       $38,041      39,730     16,035        --        --     $981      --      --      94,787
    Money Market...........           --          --         --        --        --       --      --      $7           7
    Multi-Sector Fixed
       Income..............        5,548       4,981      7,850        --        --       --      --      --      18,379
    Multi-Sector Short Term
       Bond ...............           --          --         --        --       137      159    $167      --         463
    Van Kampen Equity 500
       Index...............           --          --      7,004     8,593       575    1,188      --      --      17,360


    The Fund may not realize the benefit of these losses to the extent each series does not realize gains on investments prior to the expiration of the capital loss carryovers. The Capital Growth Series, the Mid-Cap Growth Series and the Van Kampen Equity 500 Index Series amounts include losses acquired in connection with prior years mergers.

    The following series utilized losses deferred in prior years against current year capital gains as follows:

    Capital Growth .................................................     $19,021
    Growth and Income ..............................................       7,338
    Mid-Cap Growth .................................................      22,009
    Multi-Sector Fixed Income ......................................       1,247
    Multi-Sector Short Term Bond ...................................          54
    Aberdeen International .........................................       7,445
    S&P Dynamic Asset Allocation: Aggressive Growth ................          10
    S&P Dynamic Asset Allocation: Growth ...........................          24
    S&P Dynamic Asset Allocation: Moderate .........................           2
    Van Kampen Equity 500 Index ....................................       2,707

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2007

    Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2007, the following series deferred and/or recognized post October losses as follows:


                                                         CAPITAL    CAPITAL    CURRENCY
    SERIES                                              DEFERRED  RECOGNIZED  RECOGNIZED
    --------                                            --------  ----------  ----------
    Capital Growth....................................    $232        --          --
    Mid-Cap Growth....................................      --       $18          --
    Multi-Sector Fixed Income.........................     103        --        $111
    Multi-Sector Short Term Bond .....................       5         5          --
    Strategic Allocation..............................      --        --          17
    Aberdeen International............................      --        --           7
    Duff & Phelps Real Estate Securities..............      --        --          --
    S&P Dynamic Asset Allocation: Aggressive Growth...      13        --          --
    S&P Dynamic Asset Allocation: Growth..............      57        --          --
    S&P Dynamic Asset Allocation: Moderate............      12        --          --
    S&P Dynamic Asset Allocation: Moderate Growth.....      48        --          --

    The components of distributable earnings on a tax basis, (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:


                                                   UNDISTRIBUTED   UNDISTRIBUTED
                                                     ORDINARY       LONG-TERM
                                                      INCOME      CAPITAL GAINS
                                                   -------------  --------------
Capital Growth...................................        $86              --
Growth and Income................................        210         $ 1,561
Money Market.....................................         10              --
Multi-Sector Fixed Income........................      2,059              --
Multi-Sector Short Term Bond ....................        349              --
Strategic Allocation.............................      1,371           1,800
Aberdeen International...........................      1,350          18,488
Alger Small-Cap Growth...........................        163           1,179
Duff & Phelps Real Estate Securities.............      1,308           2,026
S&P Dynamic Asset Allocation: Aggressive Growth..         34              --
S&P Dynamic Asset Allocation: Growth.............          4              --
S&P Dynamic Asset Allocation: Moderate...........          1              --(#)
S&P Dynamic Asset Allocation: Moderate Growth....          2              --
Sanford Bernstein Mid-Cap Value..................        749           1,634
Sanford Bernstein Small-Cap Value................        346           1,101
Van Kampen Commstock.............................        435           1,025
Van Kampen Equity 500 Index......................        221              --

    The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

NOTE 15--RECLASSIFICATION OF CAPITAL ACCOUNTS
    For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Series. As of December 31, 2007, the following series recorded reclassifications to increase (decrease) the accounts listed below:


                                                                        UNDISTRIBUTED      ACCUMULATED      CAPITAL PAID IN
                                                                       NET INVESTMENT     NET REALIZED       ON SHARES OF
                                                                        INCOME (LOSS)      GAIN (LOSS)    BENEFICIAL INTEREST
                                                                       --------------     ------------    -------------------
    Capital Growth..........................................               $ (2)                --(#)             $   2
    Growth and Income.......................................                 (1)                --                    1
    Mid-Cap Growth..........................................                635              $ (18)                (617)
    Multi-Sector Fixed Income...............................                625               (625)                  --
    Multi-Sector Short Term Bond ...........................                130               (130)                  --
    Strategic Allocation....................................                 64                (64)                  --
    Aberdeen International..................................                192               (194)                   2
    Alger Small-Cap Growth..................................                354               (362)                   8
    Duff & Phelps Real Estate Securities....................                 --                 --                   --
    S&P Dynamic Asset Allocation: Aggressive Growth.........                 --(#)              --(#)                --
    S&P Dynamic Asset Allocation: Growth....................                  1                 (1)                  --
    S&P Dynamic Asset Allocation: Moderate..................                 --(#)              --(#)                --
    S&P Dynamic Asset Allocation: Moderate Growth...........                  1                 (1)                  --
    Sanford Bernstein Small-Cap Value.......................                 19                (19)                  --
    Van Kampen Equity 500 Index.............................                 (3)                --                    3

# Amount is less than $1,000.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2007

NOTE 16--SUBADVISOR CHANGE
    On December 10, 2007, Standard & Poor's Investment Advisory Services LLC provided written notice that it was terminating its subadvisory relationship with the four S&P - Phoenix Dynamic Asset Allocation Series as of February 29, 2008. PVA advised the Board of Trustees that it would be recommending a new subadvisor for the four Series at the February 25-26, 2008 quarterly meeting for its consideration and approval.

NOTE 17--SUBSEQUENT EVENT
    On February 7, 2008, PNX announced that it intends to spin off its asset management subsidiary ("spin-off"), Phoenix Investment Partners ("PXP"), to PNX' shareholders. The Fund's Administrator and Transfer Agent, Phoenix Equity Planning Corporation, a subsidiary of PXP, Phoenix Investment Counsel, Inc., a subsidiary of PXP, which is the subadvisor to the Phoenix Growth and Income Series, the Phoenix Strategic Allocation Series, and Duff & Phelps Investment Management Company, a subsidiary of PXP, the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series, are also intended to be part of the spin-off. Goodwin Capital Advisors, Inc., a subsidiary of PXP, which is a subadvisor to Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short-Term Bond Series, and the Phoenix Strategic Allocation Series, is intended to be distributed to PNX or a PNX affiliate as part of the spin-off.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



[GRAPHIC OMITTED]
PricewaterhouseCoopers


To the Board of Trustees and Shareholders of The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 18 series (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 2007 and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2008

                          THE PHOENIX EDGE SERIES FUND
                       TAX INFORMATION NOTICE (UNAUDITED)
                                DECEMBER 31, 2007


    ----------------------------------------------------------------------------
    TAX INFORMATION NOTICE (UNAUDITED)

    For the fiscal year ended December 31, 2007, the series listed designated long-term capital gains dividends as follows:

    Growth and Income............................................       $ 5,578
    Strategic Allocation.........................................        10,678
    Aberdeen International.......................................        42,455
    Alger Small-Cap Growth.......................................         4,892
    Duff & Phelps Real Estate Securities.........................        10,546
    S&P Dynamic Asset Allocation: Moderate Growth................            29
    Sanford Bernstein Mid-Cap Value..............................        13,768
    Sanford Bernstein Small-Cap Value............................         8,484
    Van Kampen Comstock..........................................         3,236
    ----------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board of Trustees, first by a majority of the Trustees who are "disinterested" trustees of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940, (the "1940 Act"), and then by a majority of the entire Board, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Harris Investment Management, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007, and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed below the index for the 1, 3, 5, and 10 year and year-to-date periods as of September 30, 2007. The Series was ranked 134th out of 199 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor has been managing the Series for approximately eighteen months in its consideration of the quality of the Subadvisor's investment performance. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2008.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to the comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds, and, however, the contractual management fee was slightly above the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (THE "SERIES")
                                   (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1, 3, 5 and 10 year and year-to-date periods as of September 30, 2007. The Series was ranked 134th out of 199 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor has been managing the Series for approximately eighteen months in its consideration of the quality of the Subadvisor's investment performance. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2008.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

    SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX GROWTH AND INCOME SERIES (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Phoenix Investment Counsel, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 year period ended September 30, 2007. The Board noted that the Series performed below its benchmark for the 1 and 5 year period and the year-to-date periods ended September 30, 2007. The Series was ranked 126th out of 208 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was higher than the median for the peer group. Due to the size of the Series, the Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX GROWTH AND INCOME SERIES (THE "SERIES")
                                   (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 year period ended September 30, 2007. The Board noted that the Series performed below its benchmark for the 1 and 5 year period and the year-to-date periods ended September 30, 2007. The Series was ranked 126th out of 208 for its peer group for the year ended September 30, 2007.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a special meeting of the Series' Board of Trustees on September 26, 2007, the Board approved the Advisor's recommendation to terminate the prior subadvisor, Bennett Lawrence Management LLC ("Bennett Lawrence") to be effective on November 26, 2007. At the special meeting, the Advisor advised the Board that it would recommend a new subadvisor for the Series to the Board for its consideration at the November 12 and 13, 2007 Board Meeting. At a meeting held on November 13, 2007 the Advisor recommended that Neuberger Berman Management LLC ("Neuberger Berman") manage the Series. The Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and approved the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Neuberger Berman (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the former subadvisor and conducted compliance due diligence visits at the former subadvisor and would continue this compliance process with the new Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. Since the Board placed emphasis on the investment performance of the Series in view of its importance to shareholders, it considered the new Subadvisor's prior performance in managing mid-cap securities. Neuberger Berman had outperformed the Russell Mid-Cap Growth Index by 300 bps for the 1 year period ended August 31, 2007. The 3 and 5 year performance for similar funds was strong.

    PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Fund was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds; however the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES")
                                   (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT, QUALITY OF SERVICES AND INVESTMENT PERFORMANCE. In connection with the consideration of PVA's proposal to replace Bennett Lawrence with Neuberger Berman as Subadvisor to the Series, the Board received in advance of the meeting, certain information in the form of an extensive questionnaire completed by Neuberger Berman concerning a number of issues, including its investment philosophy, resources, operations and compliance structure. The Board had further benefit of a presentation made by Neuberger Berman's senior management personnel where a number of issues, including Neuberger Berman's history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, compliance procedures and the firm's overall performance, were reviewed and discussed. The Board was satisfied that the financial statements of Neuberger Berman indicated it was sufficiently capitalized, and that its 1, 3 and 5 year performance for funds similar to the Series was strong. The Board also took note of Neuberger Berman's consistent investment style.

    The Board also reviewed performance information for the Series and noted that as a result of disappointing performance, the recommendation of a new subadvisor was appropriate. In this context, the Trustees considered PVA's quantitative and qualitative evaluation of Neuberger Berman's skills and abilities in managing assets pursuant to specific investment styles similar to the styles of the Series. In addition, the Trustees also considered the overall nature, extent, and quality of the services to be provided by the Subadvisor, whether the cost to PVA of these services would be reasonable, and the economic viability of Neuberger Berman.

    After considering all the information presented, based on the qualifications of Neuberger Berman's personnel and the performance of assets managed by the subadvisor in a similar manner and the performance of assets managed by the subadvisor in a similar manner as the Series would be managed, the Board concluded that the nature, quality and cost of services to be provided to the Series by the subadvisor were reasonable and in the best interest of the Series and their shareholders and approved the proposal.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX MONEY MARKET SERIES (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was slightly below the index for all periods. The Series was ranked 52nd out of 108 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX MONEY MARKET SERIES (THE "SERIES")
                                   (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Phoenix Investment Counsel, Inc., the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was slightly below the index for all periods. The Series was ranked 52nd out of 108 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the adviser level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
       SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Series had performed above the index for the 1, 3, and 5 year periods ended September 30, 2007 and performed below the index for the 10 year and year-to-date periods ended September 30, 2007. The Series was ranked 33rd out of 49 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were slightly lower than the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
       SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Phoenix Investment Counsel, Inc., the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1, 3, and 5 year periods ended September 30, 2007 and performed below the index for the 10 year and year-to-date periods ended September 30, 2007. The Series was ranked 33rd out of 49 for its peer group for the year-to-date period ended September 30, 2006.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the year-to-date period ended September 30, 2007 and had performed above the index for the 1 and 3 year periods ended September 30, 2007. The Board noted that the Series had the best performance among its peer group for the 3 year period ended September 30, 2007. The Series was ranked 27th out of 35 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that the management fee breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Phoenix Investment Counsel, Inc., the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interest with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the year-to-date period ended September 30, 2007 and had performed above the index for the 1 and 3 year periods ended September 30, 2007. The Board noted that the Series had the best performance among its peer group for the 3 year period ended September 30, 2007. The Series was ranked 27th out of 35 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
         SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC ALLOCATION SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreements (the "Subadvisory Agreements") between PVA and Phoenix Investment Counsel, Inc. ("PIC") and between PVA and Goodwin Capital Advisers, Inc. ("Goodwin" and collectively with PIC the "Subadvisors"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreements between PVA and the Subadvisors, the Subadvisors provide the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisors' investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisors and will conduct compliance due diligence visits at the Subadvisors. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed above the index for the 10 year period ended September 30, 2007 and had performed below the index for the 1, 3, and 5 year and year-to-date periods ended September 30, 2007. The Series ranked 79th out of 131 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds, but at the median for total expenses for comparable funds. The Board noted that the contractual management fee was at the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
         SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC ALLOCATION SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisors to the Series and its shareholders were reasonable. The Board considered the division of the Series assets to be managed by the Subadvisors. Specifically, PIC will manage the equity assets, and Goodwin will manage the fixed assets. In addition, the Board received from the Subadvisors and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisors, their current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and their financial condition, resources and investment process; the terms of the Subadvisory Agreements, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisors would provide to the Series; the structure and rate of advisory fees payable to the Subadvisors by PVA, the methodology used by the Subadvisors in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisors' compliance record. The Board's opinion was based upon the extensive experience of the Subadvisors and the portfolio managers. The Board also considered PIC's experience as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisors' determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisors' compliance program, based on the information provided by the Subadvisors.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed above the index for the 10 year period ended September 30, 2007 and had performed below the index for the 1, 3, and 5 year and year-to-date periods ended September 30, 2007. The Series was ranked 79th out of 131 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Aberdeen Asset Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 and 10 year periods ended September 30, 2007 and had performed below the index for the 1 and 5 year and year-to-date periods ended September 30, 2007. The Series was ranked 96th out of 136 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the actual total expenses of the Series were below the median average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 and 10 year periods ended September 30, 2007 and had performed below the index for the 1 and 5 year and year-to-date periods ended September 30, 2007. The Series was ranked 96th out of 136 for its peer group for the year-to-date ended September 30, 2007.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Fred Alger Management, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Board also noted that it placed 20th among 103 in its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the actual total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was slightly higher compared to the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Board also noted that it placed 20th among 103 in its peer group for the year-to-date period.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not the Series.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Duff & Phelps Investment Management Company (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index and the Lipper peer group average for the 3, 5, and 10 year periods ended September 30, 2007 and was just slightly below the index for the 1 year period ended September 30, 2007. The Series was ranked 33rd out of 60 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds, and the contractual management fee was slightly higher than the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance records. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index and the Lipper peer group average for the 3, 5, and 10 year periods ended September 30, 2007 and was just slightly below the index for the 1 year period and year-to-date period ended September 30, 2007. The Series was ranked 33rd out of 60 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                        AGGRESSIVE GROWTH (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Standard & Poor's Investment Advisory Services LLC ("SPIAS") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance for the Series' shares for the one year period ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Series was ranked 27th out of 176 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this result, the Board noted that the allocation profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that the profitability to PVA from the Series was reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                  AGGRESSIVE GROWTH (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of deliberations and evaluations of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination and provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor to PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the one year period ended September 30, 2007 and year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all the periods. The Series was ranked 27th out of 176 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is pay by PVA and not the Series.

    SUBADVISORY FEE. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES: GROWTH
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Standard & Poor's Investment Advisory Services LLC ("SPIAS") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance for the Series' shares for the one year period ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 86th out of 216 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this result, the Board noted that the allocation profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were below the average of total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that the profitability to PVA from the Series was reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES: GROWTH
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of deliberations and evaluations of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination and provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor to PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the one year period ended September 30, 2007 and year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 86th out of 216 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is pay by PVA and not the Series.

    SUBADVISORY FEE. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                             MODERATE (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held on November 13, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Standard & Poor's Investment Advisory Services LLC ("SPIAS") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the one year period ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 24th out of 131 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this result, the Board noted that the allocation profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were below the average of total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that the profitability to PVA from the Series was reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                       MODERATE (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS

    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of deliberations and evaluations of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination and provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor to PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the one year period ended September 30, 2007 and year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 24th out of 131 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is pay by PVA and not the Series.

    SUBADVISORY FEE. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                         MODERATE GROWTH (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held on November 13, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Standard & Poor's Investment Advisory Services LLC ("SPIAS") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the one year period ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 15th out of 72 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this result, the Board noted that the allocation profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses were below the average of the total expenses for comparable funds and the contractual management fee was the same as than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that the profitability to PVA from the Series was reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                   MODERATE GROWTH (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS

    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of deliberations and evaluations of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination and provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor to PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the one year period ended September 30, 2007 and year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 15th out of 72 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is pay by PVA and not the Series.

    SUBADVISORY FEE. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance/Bernstein L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Series was ranked 25th out of 65 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were above the total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Series was ranked 25th out of 65 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not the Series.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance/Bernstein L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all the periods. The Series was ranked 4th out of 42 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all the periods. The Series was ranked 4th out of 42 for its peer group for the year-to-date period ended September 30, 2007.

    PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not the Series.

    SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
          SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held on November 13, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen ("Van Kampen") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2007 and the year-to-date period September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for all periods ended September 30, 2007. The Series was ranked 74th out of 87 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor had been managing the Series for less than twenty-four months in its consideration of the quality of the Subadvisor's investment performance. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2008.

    PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted that the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also considered the expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
          SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2007 and the year-to-date period September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for all periods ended September 30, 2007. The Series was ranked 74th out of 87 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor had been managing the Series for less than twenty-four months in its consideration of the quality of the Subadvisor's investment performance. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2008.

    PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series.

    SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                                 (THE "SERIES")


    The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held on November 13, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen ("Van Kampen") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

    INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed below its benchmark for all the periods ended September 30, 2007. The Series was ranked 125th out of 208 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor had been managing the Series for less than twenty-four months in its consideration of the quality of the Subadvisor's investment performance. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2008.

    PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted that the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

    MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly above the average total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

    ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                           (THE "SERIES") (CONTINUED)


SUBADVISORY AGREEMENT CONSIDERATIONS
    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

    INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed below its benchmark for all the periods ended September 30, 2007. The Series was ranked 125th out of 208 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor had been managing the Series for less than twenty-four months in its consideration of the quality of the Subadvisor's investment performance. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2008.

    PROFITABILITY. The Board considered the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series.

    SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

    ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                             FUND MANAGEMENT TABLES


Information pertaining to the Trustees and officers of the Trust as of December 31, 2007, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

The address of each individual, unless otherwise noted, is 101 Munson Street, Greenfield, MA 01301-9668.


                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
             NAME
         YEAR OF BIRTH
         YEAR ELECTED                                                   PRINCIPAL OCCUPATION(S)
# OF PORTFOLIOS IN FUND COMPLEX                                         DURING PAST 5 YEARS AND
      OVERSEEN BY TRUSTEE                                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA                 Retired.
YOB: 1940
Elected: 1999
18 Portfolios
------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian*                      Retired.
YOB: 1934
Elected: 1999
18 Portfolios
------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien                  Retired. Director, Webster Bank (2003-present). Director USAllianz Variable Insurance Product
YOB: 1943                            Trust, 23 funds (1999-present). Chairman/Trustee, The University of Connecticut (1997-2003).
Elected: 2000
18 Portfolios
------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                     Attorney. Director, Peoples' Bank (1995-present).
YOB: 1938
Elected: 1999
18 Portfolios
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                   Retired. Director, Barnes Group Inc. (1997-present).
YOB: 1937
Elected: 2000
18 Portfolios
------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                       Partner/Attorney, McCarter & English, LLP (2003-present); Principal/Attorney, Cummings &
YOB: 1950                            Lockwood, LLC (1996-2003).
Elected: 1999
18 Portfolios
------------------------------------------------------------------------------------------------------------------------------------

* Retired from Phoenix Edge Series Fund ("PESF") on December 31, 2007.

                             FUND MANAGEMENT TABLES


Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
             NAME
         YEAR OF BIRTH
         YEAR ELECTED                                                   PRINCIPAL OCCUPATION(S)
# OF PORTFOLIOS IN FUND COMPLEX                                         DURING PAST 5 YEARS AND
      OVERSEEN BY TRUSTEE                                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
**  Philip R. McLoughlin             Partner, Cross Pond Partners, LLC, (2006-present). Director, PXRE Corporation (Reinsurance)
    YOB: 1946                        (1985-present), World Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex
    Elected 2003                     (1989-present). Management Consultant (2002-2004), Chairman (1997-2002), Chief Executive
    Chairman                         Officer (1995-2002) and Director (1995-2002), Phoenix Investment Partners, Ltd. Director and
    80 Portfolios                    Executive Vice President, The Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and
                                     Executive Vice President, Investments (1987-2002), Phoenix Life Insurance Company. Director
                                     (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director (1982-2002),
                                     and Chairman (2000-2002), Phoenix Equity Planning Corporation. Chairman and President,
                                     Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002) and President (April
                                     2002-September 2002), Phoenix Investment Management Company. Director and Executive Vice
                                     President, Phoenix Life and Annuity Company (1996-2002). Executive Vice President (1994-2002)
                                     and Chief Investment Counsel (1994-2002), PHL Variable Insurance Company. Director, Phoenix
                                     National Trust Holding Company (2001-2002). Director (1985-2002) and Vice President (1986-2002)
                                     and Executive Vice President (April 2002-September 2002), PM Holdings, Inc. Director, WS
                                     Griffith Associates, Inc. (1995-2002). Director, WS Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------
*** Philip K. Polkinghorn            Executive Vice President, The Phoenix Companies, Inc. (2004-present). Vice President, Sun Life
    One American Row                 Financial Company (2001-2004).
    Hartford, CT 06102
    YOB: 1957
    Elected 2004
    President
    18 Portfolios
------------------------------------------------------------------------------------------------------------------------------------

 ** Mr. McLoughlin is an "interested person" as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.
*** Mr. Polkinghorn is an "interested person" as defined under the Investment Company Act of 1940, by reason of his position with the Trust's advisors and/or their affiliates.


                                                       FUND MANAGEMENT TABLES


------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, YEAR OF BIRTH AND         LENGTH OF               PRINCIPAL OCCUPATION(S)
     POSITION(S) WITH TRUST             TIME SERVED                 DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Gina Collopy O'Connell               Served since 2004     Senior Vice President, Life and Annuity Planning (2004-present); Senior
One American Row                                           Vice President, Life and Annuity Manufacturing (2003-2004); Senior Vice
Hartford, CT 06102                                         President, Life and Annuity Operations (2002-2003); Vice President,
YOB: 1962                                                  various marketing and product development departments (1998-2002),
Senior Vice President                                      Phoenix Life Insurance Company. Senior Vice President, PHL Variable
                                                           Insurance Company (2003-present). Director, Phoenix Distribution Holding
                                                           Company (2003-present). Senior Vice President, Phoenix Life and Annuity
                                                           Company, (2004-present). Director and Senior Vice President, Phoenix
                                                           Variable Advisors, Inc. (2005-present).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                     Served since 1994     Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
56 Prospect Street                                         Assistant Treasurer (2001-present), Phoenix Equity Planning Corporation.
Hartford, CT 06115                                         Vice President, Phoenix Investment Partners, Ltd. (2003-present). Chief
YOB: 1952                                                  Financial Officer and Treasurer or Assistant Treasurer, certain Funds
Senior Vice President                                      within the Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                         Served since 2004     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present);
900 Third Avenue                                           Vice President and Compliance Officer, certain of the Funds within the
New York, NY 10022                                         Phoenix Fund Complex; Vice President, The Zweig Total Return Fund, Inc.
YOB: 1945                                                  (2004-present); Vice President, The Zweig Fund, Inc. (2004-present);
Chief Compliance Officer                                   President and Director of Watermark Securities, Inc. (1991-present);
                                                           Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                           Phoenix-Zweig Trust (1969-2003); Secretary, Phoenix-Euclid Market Neutral
                                                           Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley                   Served since 2006     Vice President, Mutual Fund Administration, Phoenix Investment Partners,
56 Prospect Street                                         Ltd. (2004-present). Chief Financial Officer and Treasurer
Hartford, CT 06115                                         (2005-present), certain funds within the Phoenix Fund Family. Assistant
YOB: 1972                                                  Treasurer, certain funds within the Phoenix Fund Complex (2004-present).
Vice President, Chief Financial                            Senior Manager (2002-2004), Manager (2000-2002), Audit Services, Deloitte
Officer, Treasurer and                                     & Touche, LLP.
Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. McGah                    Served since 2005     Vice President and Counsel, Phoenix Life Insurance Company
One American Row                                           (2005-present); Vice President and Assistant Secretary, PHL Variable
Hartford, CT 06102                                         Insurance Company (2005-present); Vice President and Assistant Secretary,
YOB: 1950                                                  American Phoenix Life and Reassurance Company (2005-present); Vice
Vice President, Chief Legal                                President and Assistant Secretary, Phoenix Life and Annuity Company
Officer, Counsel and Secretary                             (2005-present); Vice President and Assistant Secretary, Phoenix Variable
                                                           Advisors, Inc. (2005-present); and Vice President and Assistant
                                                           Secretary, Phoenix Investment Counsel, Inc. (2006-present). Chief Legal
                                                           Officer and Secretary of five mutual funds and six variable annuity separate accounts within the Travelers Life & Annuity complex
                                                           (2004-2005), Assistant Secretary (1995-2004) of five mutual funds and six variable annuity separate accounts within the Travelers Life & Annuity complex. Deputy General Counsel (1999-2005), The Travelers Insurance
                                                           Company.
------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, MA 01301



BOARD OF TRUSTEES
Frank M. Ellmer, CPA
John A. Fabian*
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Philip R. McLoughlin
Philip K. Polkinghorn

EXECUTIVE OFFICERS
Philip R. McLoughlin, Chairman
Philip K. Polkinghorn, President
Gina Collopy O'Connell, Senior Vice President
Nancy G. Curtiss, Senior Vice President
Marc Baltuch, Chief Compliance Officer
W. Patrick Bradley, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer
Kathleen A. McGah, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISOR
Phoenix Variable Advisors, Inc.
One American Row
Hartford, CT 06102-5056

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707





*Retired 12/31/07.

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                                                                    ------------
[GRPAHIC OMITTED]                                                    PRSRT STD
PHOENIX                                                             U.S. POSTAGE
                                                                        PAID
                                                                       Andrew
PHOENIX LIFE INSURANCE COMPANY                                       Associates
PO Box 22012                                                        ------------
Albany, NY 12201-2012

================================================================================








NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com


BPDXXXX
GO144A (C) 2007 The Phoenix Companies, Inc.                                 2-08

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) Frank M. Ellmer has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Ellmer is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)   Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $401,900 for 2007 and $519,900 for 2006.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $18,000 for 2007 and $26,000 for 2006. This represents the review of the semi-annual financial statements.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $53,600 for 2007 and $95,050 for 2006.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Phoenix Edge Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

         The Audit Committee has determined that Mr. Ellmer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                  (b) 100% for 2007 and 100% for 2006

                  (c) 100% for 2007 and 100% for 2006

                  (d) Not applicable for 2007 and not applicable for 2006

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $660,559 for 2007 and $961,830 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The Phoenix Edge Series Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date     March 7, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date     March 7, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                         -------------------------------------------------------
                           W. Patrick Bradley, Vice President, Chief
                           Financial Officer, Treasurer and
                           Principal Accounting Officer
                           (principal financial officer)

Date     March 7, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.